UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/03

Item 1.	Reports to Stockholders.

JUNE 30, 2003

Franklin Templeton Variable Insurance Products Trust

SEMI ANNUAL REPORT

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

ALLIANZ S03 08/03

THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests mainly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

We are pleased to bring you Franklin Aggressive Growth Securities Fund’s semiannual report for the period ended June 30, 2003. During the six months under review, several stimulative factors may have supported economic growth. The Federal Reserve Board lowered interest rates, which reduced borrowing costs for U.S. companies. By period-end, oil prices had stabilized at below pre-Iraq war levels. The U.S. dollar continued to weaken, which can benefit companies with overseas revenues. Although unemployment increased, consumer confidence rose toward the end of the first half of the year.

As the period progressed, investors reportedly became more optimistic about economic recovery and corporate profit potential. Most equity markets delivered solid gains for the reporting period. Following a volatile first quarter leading up to the military conflict in Iraq, stock markets rallied in second quarter 2003. After much of the heavy fighting ended in April, investor psychology seemed to improve, and the risk premium demanded by investors declined. In addition to an end to the war, the rally coincided with better-than-expected quarterly earnings results for a number of companies, as corporate profits grew. In fact, operating income for Standard & Poor’s 500 Composite Index (S&P 500) companies grew more than 4% in the first quarter.1

During the period under review, Franklin Aggressive Growth Securities Fund – Class 1 posted a +18.83% cumulative total return while Class 2 posted a +18.35% cumulative total return.2 The Fund outperformed its primary benchmark, the Russell 3000® Growth Index, which rose 13.49%.3 Growth stocks performed better than value stocks

1. Source: Standard & Poor’s Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

3. Source: Standard & Poor’s Micropal. The Russell 3000 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to book ratios and higher forecasted growth values. The Russell 3000 Index is market capitalization-weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of 6/30/03. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

as evidenced by the 11.91% return of the Russell 3000 Value Index.4 Additionally, small capitalization stocks returned 17.88%, as measured by the Russell 2000® Index, outperforming the 12.34% return of larger stocks in the Russell 1000® Index during the period.5 The Fund’s greater exposure to small cap stocks than its benchmark helped relative performance.

Our electronic technology, commercial services, retail trade, transportation and health technology positions generally aided Fund performance. Conversely, some of our consumer services, finance and producer manufacturing holdings hurt relative performance.

4. Source: Standard & Poor’s Micropal. The Russell 3000 Value Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

5. Source: Standard & Poor’s Micropal. The Russell 2000 Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of total market capitalization of the Russell 3000 Index, as of 6/30/03. The Russell 1000 Index is market capitalization-weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of total market capitalization of the Russell 3000 Index, as of 6/30/03.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Aggressive Growth  Securities Fund

6/30/03

Company Sector/Industry	% of Total Net Assets

Microsoft Corp.	2.5%
Technology Services

Tektronix Inc.	2.3%
Electronic Technology

Pfizer Inc.	2.2%
Health Technology

Cognizant Technology Solutions Corp., A	1.8%
Technology Services

Forward Air Corp.	1.7%
Transportation

Cost Plus Inc.	1.7%
Retail Trade

Affiliated Computer Services Inc., A	1.7%
Technology Services

Patterson UTI Energy Inc.	1.7%
Industrial Services

Rockwell Automation Inc.	1.7%
Electronic Technology

Entravision Communications Corp.	1.7%
Consumer Services

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in investments of communications companies that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information in any nation, including the U.S. and emerging markets.

We are pleased to bring you Franklin Global Communications Securities Fund’s semiannual report for the period ended June 30, 2003. For the six months under review, most equity markets worldwide performed positively, reflecting increasing investor confidence, an accommodative monetary policy, continued resilient household spending and the successful conclusion to the Iraq war. Additionally, many companies began showing solid operational performance largely due to efficiency gains aimed at increasing profits. The telecommunications sector benefited from these trends during the period under review. Within this environment, Franklin Global Communications Securities Fund – Class 1 posted a +17.79% cumulative total return while Class 2 posted a +17.86% cumulative total return. The Fund outperformed the benchmark Standard & Poor’s 500 Composite Index’s (S&P 500’s) 11.75% return for the six-month period.1 The Fund also did better than its peers, as measured by the Lipper VIP Utility Funds Average, which returned 13.77%.2

We initiated a position in China Mobile, China’s largest wireless service provider and a profitable corporation selling to a rapidly growing market. We also purchased Telefonaktiebolaget LM Ericsson as the company began restructuring operations in light of lower carrier capital spending. Last, we bought Nokia when its price declined. China Mobile, Ericsson and Nokia contributed to Fund performance by period-end.

1. Source: Standard & Poor’s Micropal. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Lipper Inc. The Lipper VIP Utility Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Utilities Funds classification in the Lipper VIP underlying funds universe. Lipper Utilities Funds are defined as funds that invest primarily in utility shares. As of 6/30/03, there were 27 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

Conversely, we sold SBC Communications mainly due to our belief that it had deteriorating operations and a loss of customers arising from regulatory and technological factors.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Global Communications  Securities Fund

6/30/03

Company Sector/Industry, Country	% of Total Net Assets

Telecom Corp. of New Zealand Ltd.	3.0%
Major Telecommunications, New Zealand

Interactive Corp.	2.7%
Internet Retail, U.S.

Sprint Corp. (PCS Group)	2.7%
Wireless Communications, U.S.

Telstra Corp. Ltd.	2.5%
Major Telecommunications, Australia

Telefonica SA, ADR	2.4%
Major Telecommunications, Spain

Tektronix Inc.	2.4%
Electronic Equipment/Instruments, U.S.

Clear Channel Communications Inc.	2.4%
Broadcasting, U.S.

Alltel Corp.	2.3%
Major Telecommunications, U.S.

Telefonos de Mexico SA de CV (Telmex), L, ADR	2.1%
Major Telecommunications, Mexico

R.R. Donnelley & Sons Co.	2.1%
Commercial Printing/ Forms, U.S.

The dollar value, number shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests mainly in common stocks offering above-market current dividend yields.

This semiannual report for Franklin Growth and Income Securities Fund covers the period ended June 30, 2003. During the six months under review, the economy continued to present mixed signals, especially in regard to employment and industrial production. While the consumer appeared to gain confidence toward the end of the reporting period, corporate spending remained tepid. In addition, both the U.S. Congress and the Federal Reserve Board (the Fed) provided fiscal and monetary stimulus by lowering taxes and short-term interest rates. Citing the sluggish economy and potential deflationary risks, the Fed cut the federal funds target rate by 25 basis points (0.25%) in June, to just 1.00% — the lowest level in 45 years. In our view, each governing body clearly set its sights on improving the nation’s economy, prompting many investors’ return to the stock market as they anticipated recovery amid easing geopolitical tensions. After a challenging first quarter, U.S. equity markets rebounded from their worst market correction in over 60 years. The Standard & Poor’s 500 Composite Index (S&P 500) rose 15.39% in 2003’s second quarter alone, its strongest quarterly gain since 1998.1

Within this environment, we applied our investment strategy, focusing on the stocks of high-quality, well-established companies, particularly those we feel provide strong cash flows and attractive relative dividend yields. The Fund’s Class 1 shares posted a +8.25% cumulative total return while its Class 2 shares posted a +8.13% cumulative total return compared with the broad S&P 500 Index’s 11.75% and benchmark Russell 1000 Value Index’s 11.39% returns for the six months ended June 30, 2003.2 During the period under review, Fund performance benefited from investments in economically sensitive sectors but was hindered by our underweighting relative to the benchmark index in finance and consumer services.

Our producer manufacturing stocks provided positive contributions to the Fund’s relative performance during the six months under review,

1. Source: Standard & Poor’s Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor’s Micropal. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges. The Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

aided most notably by the appreciation of General Electric and Pitne Bowes shares. Mixed economic signals aside, investors returned to the industrial sector apparently buoyed by renewed hope for substantial economic recovery. Several of our health technology, commercial services, electronic technology and energy minerals (particularly integrated oil operators) holdings also provided positive absolute and relative performance. These included Fund holdings R.R. Donnelley & Sons, Pall Corporation, General Dynamics and ChevronTexaco.

Small relative allocations in consumer services and utilities hindered Fund performance. Although finance comprised 23.6% of total net assets at period-end and represented the largest portfolio weighting by sector, it remained underweighted nearly 10% relative to the benchmark index and hindered Fund performance.

We initiated positions in the health services, retail trade and energy minerals (especially integrated oil companies) sectors. Among our defense and utilities stocks, we took the opportunity to sell some companies and buy into others we believed offered solid fundamentals and favorable risk/return profiles. We added to many of our existing holdings within the finance, consumer non-durables and producer manufacturing sectors. For example, we added to tobacco stocks when they were exhibiting share price weakness believing they had rich dividend yields and attractive valuations, presenting a timely buying opportunity. In the retail food industry, we completely sold our position in Albertson’s based on concerns over an increasingly competitive environment and long-term impact on cash flows.

President Bush signed legislation that significantly reduced taxes on qualified dividends. Because of the tax benefits for dividend-paying stocks, one might think such stocks would have recently outperformed those that do not pay dividends. However, companies in the S&P 500 that do not pay a dividend outperformed the highest yielding 100 stocks in the S&P 500 by just over 20% during the period, on an equally weighted basis.3 Also, stocks with higher yields than the 10-year Treasury’s underperformed those yielding less than the 10-year note. Thus, we viewed this recent situation as an opportunity to find dividend-paying stocks that meet our investment criteria.

3. Source: CompuStat.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income

Securities Fund

6/30/03

Company Sector/Industry	% of Total Net Assets

ChevronTexaco Corp.	3.0%
Energy Minerals

Citigroup Inc.	2.7%
Finance

BP PLC, ADR (U.K.)	2.7%
Energy Minerals

General Electric Co.	2.2%
Producer Manufacturing

SBC Communications Inc.	2.2%
Communications

Shell Transport & Trading Co. PLC, ADR (U.K.)	2.1%
Energy Minerals

BellSouth Corp.	2.1%
Communications

Sara Lee Corp.	2.1%
Consumer Non-Durables

R.R. Donnelley & Sons Co.	2.0%
Commercial Services

Washington Mutual Inc.	2.0%
Finance

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN HIGH INCOME FUND

Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The Fund invests mainly in debt securities, including lower-rated “junk bonds,” offering high yield and expected total return. The Fund also may invest in foreign securities, including emerging markets.

We are pleased to bring you Franklin High Income Fund’s semiannual report for the period ended June 30, 2003. During the six months under review, the high yield bond sector produced some of the strongest total returns in the fixed income markets. Although economic indicators were mixed, investors seemed attracted to the high yield bond market because of the historically cheap valuations, a declining default rate and low relative interest rates on other fixed income investments. High yield mutual fund inflows were near record levels, and some institutional investors, such as pension plans, also increased their high yield sector allocations. High yield bonds rallied and the risk premium on high yield bonds, as measured by the Credit Suisse First Boston (CSFB) High Yield Index’s yield spread over U.S. Treasuries, decreased from 9.5% on December 31, 2002, to 6.8% at period-end.1 Higher risk industries outperformed, and Franklin High Income Fund benefited from its slightly aggressive positioning from the beginning of the year. For the six-month period, the Fund’s Class 1 shares posted a +17.60% cumulative total return while Class 2 posted a +17.54% cumulative total return.2 The benchmark CSFB High Yield Index returned 17.32%.1

Renewed interest in the high yield market drove heavier new issuance and also created some secondary market opportunities. We sought to take advantage of this, resulting in some notable changes to our industry weightings. The utilities sector represented the biggest change as we increased our utilities exposure through the purchase of issues such as CMS Energy and Dynegy Holdings. Our utilities exposure grew from 3.8% of total net assets on December 31, 2002, to 6.8% on June 30, 2003. While industry fundamentals did not significantly improve, valuations appeared inexpensive to us, and credit market easing enabled

1. Source: Standard & Poor’s Micropal. The CSFB High Yield Index is designed to mirror the investible universe of the $US-denominated high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The index is unmanaged an includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

2. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Top 10 Sectors/Industries

Franklin High Income Fund

6/30/03

% of Total Net Assets

Consumer Services	20.4%

Process Industries	12.2%

Communications	10.4%

Producer Manufacturing	9.6%

Utilities	6.8%

Industrial Services	6.2%

Consumer Durables	5.2%

Health Services	4.5%

Finance	3.6%

Transportation	3.6%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

some utility companies to refinance debt and mitigate liquidity concerns. Utility stocks also recovered sufficiently to allow some new equity issuance and balance sheet debt reduction. The utilities sector was the high yield market’s best performer during the period and the Fund benefited from its increased utilities exposure.

We also increased our exposure to the aerospace sector. For instance, we purchased Hexcel Corporation, which performed very well and helped the Fund’s relative performance. Another higher risk sector where we increased our exposure is information technology. Similar to utilities, this sector benefited from increased access to capital markets and improved liquidity. Stabilizing end-market demand and cost cutting also contributed to the technology sector’s outperformance within the high yield market for the period. Thus, the Fund’s increased technology exposure enhanced relative performance.

As part of the overall communications sector, our wireless communications exposure remained our top industry weighting and benefited the Fund’s relative performance. Dobson/Sygnet and Crown Castle provided double-digit returns and significantly outperformed the broad high yield market. Overall, valuations meaningfully improved, making wireless one of the top performing sectors for the market and the Fund.

The Fund’s low exposure to the telecommunications industry within the communications sector negatively impacted performance for the first half of 2003 as telecommunications outperformed the CSFB High Yield Index. Although we increased our telecommunications weighting through the purchase of Qwest bonds, we remained underexposed to this industry relative to the CSFB High Yield Index.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN INCOME SECURITIES FUND

Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated “junk bonds.”

We are pleased to bring you Franklin Income Securities Fund’s semiannual report for the period ended June 30, 2003. During the six months under review, the U.S. economy showed continued signs of strain. Although gross domestic product growth stayed positive during the period, the risk of prolonged sluggish economic activity remained a concern. Thus, the Federal Reserve Board reduced the federal funds target rate 25 basis points to 1.00% in June.

Despite economic uncertainty, stock markets performed well as investors seemed to become more optimistic regarding the potential for renewed economic growth and improving corporate profitability. The Standard & Poor’s 500 Composite Index (S&P 500) climbed 11.75% during the six months under review and S&P 500 earnings increased 11.00% from the same period last year.1 Corporate earnings managed to increase despite higher energy prices and major global political issues. Bond markets also strengthened as the 10-year Treasury note yield declined from a 4.19% high in early January to a 3.13% low in June and ended the period at 3.54%.1 Bond yields and prices move in an inverse relationship, so that as yields fall, bond prices rise.

1. Source: Standard & Poor’s Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

Top Five Stock Holdings

Franklin Income Securities Fund

6/30/03

Company Sector/Industry	% of Total Net Assets

ChevronTexaco Corp.	1.5%
Energy Minerals

FirstEnergy Corp.	1.5%
Utilities

Ford Motor Co. Capital Trust II	1.4%
Consumer Durables

Altria Group Inc.	1.4%
Consumer Non-Durables

Cinergy Corp.	1.2%
Utilities

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

The Fund’s Class 1 shares posted a six-month cumulative total return of +16.14% while the Fund’s Class 2 shares posted a +16.07% cumulative total return.2 Our stock investments mostly improved with the U.S. equity market rally, and many of our corporate bond holdings benefited from generally declining interest rates and credit spread tightening relative to U.S. Treasuries. The Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Average returned 5.23% and 9.00% during the same time.3

Our largest equity sector weighting, utilities, performed well during the reporting period as electric utility companies appeared to focus on improving balance sheets and growing free cash flow by reducing capital expenditures in unregulated businesses. As many companies in the sector seemed to us to put problems related to deregulation, merchant power plant construction, and energy trading and marketing behind them, investors regained confidence in more stable and highly regulated electric utilities. We found opportunities we felt were attractive and added to our Ameren, FirstEnergy and FPL Group holdings. We also increased our energy minerals exposure by initiating positions in BP and ChevronTexaco because we believed their shares traded at attractive valuations and offered favorable dividend yields. These equity holdings we added to or initiated during the period had already appreciated by period-end.

We generally invest in convertible securities based on their potential to offer income and long-term upside potential through improvement in the underlying common stock’s value. We added to several convertible securities positions including Ford Motor and Nortel Networks, and

2. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

3. Source: Standard & Poor’s Micropal. The Lehman Brothers Government/Credit Index includes fixed-rate debt issues rated investment grade or higher by Moody’s, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government securities and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index includes those issues in the Lehman Brothers Government Bond Index and Corporate Bond Index. The index includes those issues of the U.S. government and agencies thereof, domestic corporate issues and foreign dollar denominated issues. All issues included are Baa/BBB or better. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper VIP Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 6/30/03, there were 14 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

Top Five Bond Holdings

Franklin Income Securities Fund

6/30/03

Issuer Sector/Industry	% of Total Net Assets

FNMA	2.8%
U.S. Government Agency Securities

Charter Communications	1.7%
Consumer Services

Lyondell Chemicals Co.	1.5%
Process Industries

Meristar Hospitality Corp.	1.4%
Real Estate

Calpine Corp.	1.3%
Utilities

What is a merchant power plant?

A merchant power plant produces power as a commodity, so its income stream depends on market price. In contrast, traditional power plants generally rely on predetermined rates of return, usually set by a regulatory body, to generate income.

initiated positions in Nextel Communications and Sierra Pacific Resources. Convertible bonds contributed to Fund performance during the period.

Corporate bonds strengthened during the period under review as default concerns eased and investors gained confidence in many corporate borrowers. Many corporate managements concentrated on reducing fixed and variable costs, paring unnecessary capital expenditures, and increasing free cash flow to improve balance sheets and reduce overall debt. High yield corporate bonds’ yield spreads over U.S. Treasuries, a benchmark for the sector, narrowed from 947 basis points at the beginning of the period to 676 basis points on June 30, 2003. This spread tightening, along with high current yields, enabled high yield corporate bonds to outperform other fixed-income securities more dependent on interest rate declines. New positions included bond issues from Georgia-Pacific and El Paso. We also increased our Calpine, Host Marriott and Equistar Chemicals holdings. Corporate bonds helped Fund performance during the period.

Despite mostly positive performance across a wide range of corporate securities including corporate bonds, convertible securities and common stocks, there remained pockets of weakness due to general economic uncertainty and continued intense competition. In particular, shares of major telecommunication service providers Alltel and SBC Communications lagged the overall equity market largely due to the telecommunication market’s competitive nature. Additionally, the stock of major tobacco company R.J. Reynolds remained volatile as greater pressure from discount brands and several negative legal issues weakened fundamentals. These stocks hurt the Fund during the period.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in investments of U.S. large-cap companies with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1 The Fund expects to hold significant positions in the technology sector (including health technology, electronic technology and technology services), and in communications and financial services companies.

During the six months ended June 30, 2003, the U.S. economy offered mixed signals on its overall condition. On the positive side, overall industrial production and business capital spending appeared to stabilize. The recently weak U.S. dollar versus other various major currencies helped by making domestic manufacturers’ goods more competitively priced and providing gains on U.S. companies’ earnings generated abroad. This, in turn, supported corporate earnings and improving business confidence and companies’ willingness to spend on their infrastructures. In addition, U.S. companies took measures to improve their balance sheets in recent quarters, refinancing debt at lower interest rates, as well as cutting costs and paying down debt. The U.S. government continued to provide stimulative policies — both monetary and fiscal — including an interest rate reduction and federal tax cuts.

Signs of economic weakness included capacity utilization rates, which remained stubbornly low in the mid-70% range and far below recent historical averages. U.S. unemployment hovered around 6.1% and hit a nine-year high in June at 6.4%, as companies were driving earnings growth in part by cost-cutting through eliminating jobs. Consumers, who supported the U.S. economy for the past couple years, began to show signs of strain. Specifically, U.S. households accumulated high debt levels relative to their income. Recent figures showed that home mortgage defaults also increased. Meanwhile, the broader European economy provided mixed results, failing to provide an export-driven pickup in the U.S. economy.

1. The Russell 1000 Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index, as of 6/30/03.

Despite economic uncertainty, domestic stock markets rebounded significantly, with the Standard & Poor’s 500 Composite Index (S&P 500) up 11.75% and Nasdaq Composite Index up 21.90% for the six months ended June 30, 2003.2 The S&P 500 recorded double-digit, year-over-year earnings growth in 2003’s first quarter. We believe it is important to consider that these earnings gains were produced in large part by the weak U.S. dollar and continued corporate cost cutting, which may not be sustainable.

For the six months ended June 30, 2003, the Fund’s Class 1 shares posted a +12.44% cumulative total return and Class 2 shares posted a +12.39% cumulative total return.3 The Fund’s performance benefited from an overweighted position, relative to the S&P 500, in the retail sector. For example, Fund holdings Best Buy, Home Depot, Tiffany and Dollar Tree Stores rose in value during the period under review. Other positions benefiting Fund performance included health technology holdings Allergan and Amgen. As many investors’ interest in cyclical sectors gradually grew during the reporting period, a number of defensive industries, including consumer staples, underperformed the broader market, and the Fund benefited from its underweighted position in the consumer non-durables sector. Last, the Fund’s relatively large holdings in McDonald’s and Cendant, which increased in value during the period, also aided performance.

Several communications holdings negatively impacted Fund performance during first quarter 2003, including SBC, BellSouth, Verizon and Sprint, each of which underperformed the S&P 500 during that three-month period. The shares rebounded somewhat during the second quarter, and we sought to take advantage of the relative strength to reduce our weightings, resulting in a sector weighting close to that of the S&P 500 at period-end. Some of our technology services positions

2. Source: Standard & Poor’s Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

3. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Top 10 Holdings

Franklin Large Cap Growth

Securities Fund

6/30/03

Company Sector/Industry	% of Total Net Assets

Pfizer Inc.	4.3%
Health Technology

Microsoft Corp.	3.8%
Technology Services

Altria Group Inc.	2.6%
Consumer Non-Durables

General Electric Co.	2.4%
Producer Manufacturing

AmerisourceBergen Corp.	2.0%
Distribution Services

Citigroup Inc.	2.0%
Finance

Amgen Inc.	1.9%
Health Technology

American International Group Inc.	1.8%
Finance

Bank of New York Co. Inc.	1.7%
Finance

MBIA Inc.	1.6%
Finance

The dollar value, number shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

also hindered performance, with Automatic Data Processing and Concord EFS declining in value. Holdings in health services companies HCA and Tenet Healthcare also fell.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MONEY MARKET FUND

Fund Goals and Primary Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00.1 The Fund invests in U.S. dollar-denominated money market debt instruments.

We are pleased to bring you Franklin Money Market Fund’s semiannual report for the period ended June 30, 2003.

In the first six months of 2003, the U.S. economy continued to experience sluggish growth, declining inflation and increasing unemployment. Heightened geopolitical tensions in the Middle East and war in Iraq seemed to have a significant impact on fuel commodity prices and stock market activity, adding to the overall economic volatility. U.S. gross domestic product growth for the first quarter of 2003 was 1.4% annualized, the same level as the prior quarter. Inflation continued to be muted as energy prices came down in 2003’s second quarter and pricing power reportedly remained elusive, while unemployment crept higher toward period-end.

Despite recent events, we feel consumer spending remained reasonably healthy while moderating somewhat. As further incentive to consumer spending, the federal government recently passed more tax cuts geared toward income and investment.

The Federal Reserve Board (the Fed) expressed the opinion that the small threat of deflation outweighed the risk of rising prices, and lowered the federal funds target rate by a quarter-percentage point to a 45-year low of 1.00% in its June meeting. This was the Fed’s only rate cut during the reporting period, the first since November 2002, and it may allow some consumers to further lower their debt service costs.

This tied in nicely with one of the brightest spots in the economy, the housing market. Existing home sales remained near record levels, new home sales set new records, and low mortgage rates encouraged this trend while simultaneously setting off a record wave of mortgage refinancing activity among existing homeowners. The strong housing market continued to play an important role in maintaining consumption growth at period-end.

1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Reflecting the declining interest rate environment, the Fund’s Class 1 shares’ seven-day effective yield also fell to 0.53% on June 30, 2003, while its seven-day annualized yield fell to 0.51%.2 Similarly, the Funds Class 2 shares’ seven-day effective yield fell to 0.28% on June 30, 2003, while its seven-day annualized yield fell to 0.27%.2 We continued to invest Fund assets mainly in high-quality money market securities. For example, on June 30, 2003, over 95% of the portfolio was invested in securities with an AA or higher long-term credit rating by independent credit rating agencies Standard & Poor’s and Moody’s Investors Service, with the balance rated A.2

2. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

3. These do not indicate ratings of the Fund.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Money Market Fund

6/30/03

Security Name	% of Total Net Assets

Federal Home Loan Mortgage Corp.	15.9%

ABN AMRO Inc.	14.5%

UBS Warburg LLC	14.5%

Federal National Mortgage Association	10.6%

UBS AG, Stamford Connecticut Branch	5.0%

Shell Finance PLC (UK)	5.0%

ING Funding LLC (US)	5.0%

General Electric Capital Corp.	4.4%

AIG Funding Inc.	4.0%

Dupont De Nemours Inc.	4.0%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN REAL ESTATE FUND

Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in investments of companies operating in the real estate sector, primarily real estate investment trusts (REITs) and generally in small to medium capitalization companies.

We are pleased to bring you Franklin Real Estate Fund’s semiannual report for the period ended June 30, 2003. During the six months under review, real estate stocks posted positive returns and outperformed broader equity markets despite a sluggish commercial real estate market, weakened real estate fundamentals such as rents and occupancy rates, and an uncertain economic outlook. The Wilshire Real Estate Securities Index posted a 13.71% total return for the six-month period, while the Standard & Poor’s 500 Composite Index (S&P 500) returned 11.75%.1 Franklin Real Estate Fund outperformed these benchmark indexes during the period. The Fund’s Class 1 shares posted a +15.48% six-month cumulative total return while Class 2 shares posted a +15.31% cumulative total return.2 Investors looked to real estate stocks believing they offer relatively lower volatility in a time of geopolitical and economic uncertainty. Real estate stocks’ relatively high dividend yields in a declining interest rate environment also likely attracted investors. Many real estate operators enjoy the stability of multiple long-term leases. In particular, investors focused on real estate investment trusts (REITs), which by mandate must distribute at least 90% of their taxable income to shareholders via dividends.

Our top three sector exposures at period-end helped the Fund. Our largest weighting was in the office sector at 21.6% of the Fund’s total net assets (TNA). Retail stocks represented our second-largest weighting at 19.8% of TNA. Diversified stocks, at 15.5% of TNA, was the Fund’s third-largest weighting.

1. Source: Standard & Poor’s Micropal. The Wilshire Real Estate Securities Index is a broad measure of performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

2. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Top 10 Holdings

Franklin Real Estate Fund  6/30/03

Security Security Type	% of Total Net Assets

Equity Office Properties Trust	4.6%
Equity REIT – Office

Simon Property Group Inc.	4.4%
Equity REIT – Retail

Vornado Realty Trust	4.3%
Equity REIT – Diversified Property

The Macerich Co.	3.5%
Equity REIT – Retail

ProLogis	3.5%
Equity REIT – Industrial

iStar Financial Inc.	3.4%
Equity REIT – Other

Boston Properties Inc.	3.4%
Equity REIT – Office

Cendant Corp.	3.0%
Hotels & Travel

The Rouse Co.	2.7%
Equity REIT – Retail

CarrAmerica Realty Corp.	2.6%
Equity REIT – Office

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

We initiated several significant positions in the Fund during the reporting period, which contributed to Fund performance. In the retail sector, we purchased Regency Centers, a grocery-anchored community center REIT. In the office sector, we bought Kilroy Realty, a Southern California-based REIT. In the hotel sector, we initiated Fairmont Hotels & Resorts.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in investments of companies that have paid rising dividends, including small capitalization companies.

The semiannual report for Franklin Rising Dividends Securities Fund covers the period ended June 30, 2003. During the period under review, the Fund’s Class 1 shares posted a +7.01% cumulative total return, while the Fund’s Class 2 shares posted a +6.85% cumulative total return.1

After a disappointing start to 2003, U.S. equity markets rebounded to deliver strong returns for the six months ended June 30, 2003. The market turn coincided with oil price declines followed by the slide in market yields from early May to mid-June. The market rally reflected many market participants’ hope that expansive monetary and fiscal policy would stimulate the sluggish economy.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

Holdings that contributed positively to Fund performance during the six months under review included Family Dollar Stores, Washington Mutual, Old Republic International and General Electric. Many investors were pleased with Family Dollar’s continued use of technology to improve store operations and with the success of the company’s expansion into more urban locations. Family Dollar recorded 27 straight years of consecutive dividend growth. Washington Mutual made steps toward its goal of becoming a leading, national middle-market consumer bank. Following its successful entry into the New York market, the company has begun a major expansion into Chicago. Washington Mutual has increased its dividend every quarter

1. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

since 1995’s fourth quarter. Old Republic reported strong operating results in several of its commercial insurance lines as well as exceptional results in title insurance, which may have recently caused its stock to increase. Many investors became more positive on General Electric as management outlined various long-term growth initiatives. General Electric has increased its dividend for 27 consecutive years.

Two significant positions that detracted from the Fund’s return during the period were National Commerce Financial and Leggett & Platt. National Commerce reported disappointing first quarter 2003 results, largely due to faster than anticipated amortization of premiums paid for mortgage securities. Leggett & Platt reported weaker than expected earnings in first quarter 2003 and guided down analyst expectations for the second quarter due to the poor business environment for the company’s customers.

Sales of the Fund’s shares continued to be strong during the six-month period. As a result, we were able to add to a number of different positions. The largest increases were Hillenbrand Industries, Old Republic and Superior Industries. Hillenbrand is a leading provider of funeral products as well as a manufacturer of durable hospital equipment. We added to Hillenbrand based on America’s aging population. Hillenbrand has 32 years of dividend increases. Old Republic is an insurance company with diverse business lines including several specialty property lines, mortgage guaranty and title insurance. Although operating results appeared to us strong, some investors were said to be concerned that the anticipated decline in mortgage refinancing activity would dampen the company’s earnings. Old Republic has raised its dividend for 22 consecutive years. The share price of Superior, the leading manufacturer of aluminum wheels, was relatively weak in recent months as some investors expect slowing auto sales. Superior, however, has significantly increased the number of vehicle platforms that use its wheels in the 2004 models. The company has 20 years of consecutive dividend growth.

We also added three new positions to the portfolio during the reporting period: Procter & Gamble (P&G), Pfizer and Erie Indemnity. P&G, a multinational consumer products company, recorded an exceptional 47 years of dividend increases. Under its new chief executive officer, some investors think that P&G is more disciplined in its allocation of capital. Pfizer is the world’s largest pharmaceutical company, and has recently combined with Pharmacia. We believe its new product pipeline looks strong and has a sales and marketing organization that smaller

Top 10 Holdings

Franklin Rising Dividends

Securities Fund

6/30/03

Company Sector/Industry	% of Total Net Assets

Family Dollar Stores Inc.	4.6%
Retail Trade

Washington Mutual Inc.	4.3%
Finance

Alberto-Culver Co., A	4.1%
Consumer Non-Durables

Diebold Inc.	3.9%
Electronic Technology

Superior Industries International Inc.	3.9%
Producer Manufacturing

Reynolds & Reynolds Co., A	3.7%
Technology Services

Old Republic International Corp.	3.6%
Finance

Graco Inc.	3.4%
Producer Manufacturing

West Pharmaceutical Services Inc.	3.3%
Health Technology

Fannie Mae	3.1%
Finance

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

competitors cannot match. Pfizer has 36 years of dividend increases. Erie Indemnity is the management company for Erie Insurance Exchange, a personal and small commercial property and casualty insurer. Since Erie Indemnity retains only a small portion of the underwriting risk of the Erie Insurance Exchange, its earnings growth is largely a function of premium increases rather than underwriting results. Erie Indemnity has raised its dividend for 23 consecutive years.

Notable year-over-year dividend increases during the six months ended June 30, 2003, came from Limited Brands (+33%), Arthur J. Gallagher & Co. (+20%), RLI Corp. (+18%), Fannie Mae (+18%), AFLAC (+17%), and Alberto-Culver Class A (+17%).

Our 10 largest positions on June 30, 2003, represented 37.9% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 20 years in a row and by 240% in the past 10 years. Their most recent dividend increases averaged 9.3%, for a yield of 1.7% on June 30, 2003, and a dividend payout ratio of 25%. Long-term debt averaged 14% of capitalization, and the average price/earnings ratio was 15.7 on calendar 2003 estimates versus 18.7 for that of the unmanaged Standard & Poor’s 500 Composite Index (S&P 500) on the same date.2

2. Source: Standard & Poor’s Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP FUND

Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in investments of U.S. small-capitalization companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000® Index; whichever is greater, at the time of purchase.1

The six months ended June 30, 2003, were generally positive for small-capitalization growth stocks. The equity market had a rocky start in 2003 but recovered as war in Iraq ended swiftly, corporate earnings improved, some economic indicators began to turn positive and more fiscal stimulus was pushed through Congress. Small-cap growth stocks in particular outperformed the broader market after the end of the Iraqi conflict was in sight.

During 2003’s first quarter, anticipation of an Iraqi conflict seemed to negatively influence investor sentiment and the economy, as decreased trading volumes and falling stock prices coincided with declining consumer confidence, decelerated consumer spending and relatively high unemployment. In the second quarter, the equity market rallied largely due to falling geopolitical risk and improving corporate earnings, which in turn fueled consumer confidence and business activity. Fears of price deflation sent mortgage rates lower, which pushed home sales and refinancings to surpass 2002’s historical records. On the corporate front, the 14.1% year-over-year improvement in first quarter aggregate Standard & Poor’s 500 Composite Index (S&P 500) earnings appeared to help bolster investor sentiment.2 The technology sector was particularly strong, recording 20.9% year-over-year earnings improvement. Furthermore, expanding business activity for the nation’s service-producing industries accelerated during the period. For example, in the second quarter, non-manufacturing business activity rose 12.7% to 60.6%, marking the highest value since September 2000, according to the Non-Manufacturing ISM Report on Business®.3

1. The Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index, as of 6/30/03.

2. Source: Standard & Poor’s Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

3. The Non-Manufacturing ISM Report on Business is based on data compiled from monthly replies to questions asked of more than 370 purchasing and supply executives in over 62 different industries representing nine divisions from the Standard Industrial Classification (SIC) categories.

Additionally, manufacturing and non-manufacturing new orders jumped 6.0% and 9.8% in the second quarter. There was also passage of the $350 billion tax-cut and economic stimulus package.

Small-cap growth stocks typically have been sensitive to sudden market swings. During the reporting period, small-cap growth equities posted strong relative performance during the second quarter rally, and overall posted an 18.79% total return for the six months ended June 30, 2003, as measured by the benchmark Russell 2500™ Growth Index.4 Large-cap equities, as measured by the S&P 500, posted an 11.75% total return.2 For the six-month period, the Fund’s Class 1 shares posted a +12.98% cumulative total return and Class 2 shares posted a +12.83% cumulative total return.5

During the six months under review, Fund performance was boosted by our investments in sectors that have tended to benefit from a solid economic recovery, such as electronic technology, producer manufacturing, transportation and non-energy minerals. In particular, our electronic technology holdings were significant contributors to Fund performance. During the period, we had underweighted positions in some of the typically defensive sectors such as finance, health technology and retail trade. Our underweighted positions in finance and health technology hindered performance during the period, but our underweighted position in retail trade benefited performance.

4. Source: Standard & Poor’s Micropal. The Russell 2500™ Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

5. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Fund

6/30/03

Company Sector/Industry	% of Total Net Assets

Varian Semiconductor Equipment Associates Inc.	2.0%
Electronic Technology

Tektronix Inc.	1.8%
Electronic Technology

Lam Research Corp.	1.7%
Electronic Technology

Integrated Circuit Systems Inc.	1.7%
Electronic Technology

Mettler-Toledo International Inc. (Switzerland)	1.5%
Producer Manufacturing

Affiliated Computer Services Inc., A	1.4%
Technology Services

Micrel Inc.	1.3%
Electronic Technology

National Instruments Corp.	1.3%
Technology Services

Varco International Inc.	1.2%
Industrial Services

Expeditors International of Washington Inc.	1.2%
Transportation

The dollar value, number shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN SMALL CAP FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED AUGUST 15, 2003

TO THE PROSPECTUS DATED MAY 1, 2003

The prospectus is amended as follows:

1. In the performance chart on page FSC-3 of Class 2, the annual total return for the year 1998 is replaced with -0.98%.

2. The MANAGEMENT section on page FSC-5 is replaced with the following:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo CA 94403-1906, is the Fund’s investment manager.

MANAGEMENT TEAM    The team responsible for managing the Fund is:

Michael McCarthy, CFA

SENIOR VICE PRESIDENT,

ADVISERS

Mr. McCarthy has been a manager of the Fund since its inception, and has been with Franklin Templeton Investments since 1992.

Edward B. Jamieson

EXECUTIVE VICE

PRESIDENT,

ADVISERS

Mr. Jamieson has been a manager of the Fund since its inception, and has been with Franklin Templeton Investments since 1987.

Aidan O’Connell

VICE PRESIDENT,

ADVISERS

Mr. O’Connell has been a manager of the Fund since 1998, and has been with Franklin Templeton Investments since 1998.

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2002, the management fee, before any reduction, was 0.53% of the Fund’s average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

3. In the FINANCIAL HIGHLIGHTS on page FSC-6, the rate of expenses to average net assets for the year 2002 is replaced with 1.04%.

Please keep this supplement for future reference.

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FRANKLIN SMALL CAP VALUE SECURITIES FUND

Fund Goal and Primary Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund invests primarily in investments of small capitalization companies that the Fund’s manager believes are undervalued.

This semiannual report for Franklin Small Cap Value Securities Fund covers the period ended June 30, 2003. During the six months under review, the U.S. economy continued to be mixed, despite the Federal Reserve Board’s (the Fed’s) 25 basis-point (0.25%) federal funds target rate cut in June 2003, which brought short-term interest rates to a 45-year low of 1.00%. Low interest rates helped keep the housing market strong. Corporate earnings seemed to improve, and businesses began to spend more on refurbishing their technologies. However, unemployment remained relatively high, weighing on consumer sentiment. For the period under review, small capitalization stocks generally ended in positive territory. Within the small capitalization universe, growth stocks marginally outpaced their value-oriented counterparts, according to the Frank Russell Company.

Our value investment strategy focuses on securities selling at low prices compared with our analysis of the underlying companies’ earnings, cash flow, book value and/or sales. We also search for understated assets such as real estate, tax-loss carry forwards or valuable intangibles such as patents or distribution networks. We even consider “fallen angels” — former growth companies that have suffered setbacks and sharp share price declines but in our view still retain significant long-term potential. As patient investors, we can benefit from such bargains if other investors eventually recognize their value and bid up share prices over time.

For the six months ended June 30, 2003, Franklin Small Cap Value Securities Fund’s Class 1 shares posted a +9.62% cumulative total return while its Class 2 shares posted a +9.49% cumulative total return, underperforming the benchmark Russell 2000® Value Index, which rose 16.49% during the same time.1 Broader stock market performance

1. Source: Standard & Poor’s Micropal. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges. The Russell 2000 Value Index is market capitalization-weighted and measures performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

was mixed compared with the Fund’s, as the Dow Jones Industrial Average, Standard & Poor’s 500 Composite Index (S&P 500) and technology-heavy Nasdaq Composite Index (Nasdaq) rallied to return 9.02%, 11.75% and 21.90%, respectively, over the six-month reporting period.2

We were pleased with our investments in the energy minerals sector, including gains in coal stocks. However, some of our transportation holdings were disappointing, possibly due to continued terrorist threats, the war in Iraq and the economic impact of the severe acute respiratory syndrome (SARS) outbreak. Such losses were mitigated by gains in selected portfolio holdings across disparate sectors, and included successful buyouts of three of our portfolio stocks. Holly Corp. was acquired by Frontier Oil; Airborne was bought out by Deutsche Post; and Clayton Homes was picked up by Berkshire Hathaway — the latter two at premiums to their prior day closing prices.

We remain steadfast and committed to our value investment strategy as we actively seek to take advantage of opportunities to buy what we consider undervalued, high-quality companies with strong underlying fundamentals. We apply our strategy attempting to position the Fund for strong long-term performance. As always, we value your support and welcome your questions and comments.

2. Source: Standard & Poor’s Micropal. The Dow Jones Industrial Average (the Dow®) is price-weighted based on the average market price of stocks of 30 blue chip companies that are generally considered industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund

6/30/03

Company Sector/Industry	% of Total Net Assets

Russ Berrie & Co. Inc.	2.2%
Consumer Durables

Peabody Energy Corp.	2.1%
Energy Minerals

Mettler-Toledo International Inc. (Switzerland)	2.0%
Producer Manufacturing

Consol Energy Inc.	2.0%
Energy Minerals

Avocent Corp.	1.9%
Electronic Technology

Teekay Shipping Corp. (Bahamas)	1.9%
Transportation

Arch Coal Inc.	1.8%
Energy Minerals

SkyWest Inc.	1.8%
Transportation

Superior Industries International Inc.	1.6%
Producer Manufacturing

Brown Shoe Co. Inc.	1.6%
Consumer Non-Durables

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN U.S. GOVERNMENT FUND

Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests primarily in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

This semiannual report for Franklin U.S. Government Fund covers the period ended June 30, 2003. During the six months under review, intermediate-term interest rates fell to their lowest levels in over 45 years. The 10-year U.S. Treasury yield fell 29 basis points as the entire yield curve shifted downward. Lower interest rates appeared to affect the economy in two ways. First, they lowered the cost of business financing through borrowing. Businesses that brooded about prospects for near-term business spending amid the sluggish economy focused their expenditures on maintaining and refurbishing older technologies while avoiding increases of capacity.

Second, lower interest rates appeared to encourage consumers to take on low-cost financing and borrowing, adding fuel to the country’s economic engine. Not surprisingly, a record wave of home buying and mortgage refinancing accompanied the recent interest rate decline, as consumers sought to lock in extraordinarily low debt servicing costs. Federal Home Loan Mortgage Corporation’s (Freddie Mac’s) 30-year commitment rates for mortgage financing remained in a downward trend, and hit new all-time index lows of 5.21% in June 2003, down 64 basis points from the beginning of the reporting period. As a result, the Mortgage Bankers Association Refinancing Index hit an all-time high in May 2003.1

For the six months ended June 30, 2003, Franklin U.S. Government Fund – Class 1 posted a +1.89% cumulative total return while Class 2 posted a +1.82% cumulative total return.2 A positive trend impacting the Fund was investors’ flight to high-quality bonds as concerns about geopolitical issues and economic uncertainty were prevalent in the markets. As a result, securities guaranteed by the U.S. government, its agencies and instrumentalities posted positive returns. Direct obligations of the U.S. government, such as Treasuries and Government

1. The Mortgage Bankers Association Refinancing Index covers all mortgage applications to refinance an existing mortgage. It is the best overall gauge of mortgage refinancing activity.

2. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

National Mortgage Association (Ginnie Mae) mortgage pass-throughs, also posted positive returns. As of June 30, 2003, 50.6% of the Fund’s total net assets were invested in Ginnie Mae securities, which carry the full faith and credit of the U.S government.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN ZERO COUPON FUNDS — 2005 AND 2010

Fund Goals and Primary Investments: The two Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. Each Fund invests primarily in zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government and its agencies and authorities. The Funds may not be appropriate for those who intend to redeem units before the maturity date.

We are pleased to bring you Franklin Zero Coupon Funds — 2005 and 2010 semiannual report for the period ended June 30, 2003.

During the six months under review, intermediate-term interest rates fell to their lowest levels in over 45 years. The 10-year U.S. Treasury note yield fell 29 basis points (0.29%), to 3.54%, as the entire yield curve shifted downward. Lower interest rates appeared to affect the economy in two ways. First, they lowered the cost of business financing through borrowing. Businesses that brooded about prospects for near-term business spending amid the sluggish economy focused their expenditures on maintaining and refurbishing older technologies while avoiding capacity increases. Lower borrowing costs contributed to increased corporate spending during the first half of 2003.

Second, lower interest rates appeared to encourage consumers to take on low-cost financing and borrowing, adding fuel to the country’s economic engine. Not surprisingly, a record wave of home buying and mortgage refinancing accompanied the recent decline in interest rates, as consumers sought to lock in extraordinarily low debt servicing costs. Freddie Mac’s 30-year commitment rates for mortgage financing remained in a downward trend, and hit new all-time index lows of 5.21% in June 2003, down 72 basis points from the beginning of the reporting period. As a result, the Mortgage Banker’s Association Refinancing Index hit an all-time high in May 2003.1

One of the primary factors affecting the Franklin Zero Coupon Funds during the six months under review was investors’ flight to high-quality bonds as the corporate bond sector continued to experience defaults and other credit events. Securities guaranteed by the U.S. government, its agencies and instrumentalities, those in which the Funds primarily invest, generally performed well.

1. Source: Mortgage Banker’s Association (MBA). The MBA Refinancing Index covers all mortgage applications to refinance an existing mortgage. It is the best overall gauge of mortgage refinancing activity.

For the six months ended June 30, 2003, Franklin Zero Coupon Fund — 2005 Class 1 posted a +2.21% cumulative total return, while Franklin Zero Coupon Fund — 2010 Class 1 posted a +6.72% cumulative total return.2 By comparison, the Lipper Target Maturity Funds Average returned 4.50% during the same period.3

2. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Funds’ Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

3. Source: Lipper Inc. The Lipper Target Maturity Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Target Maturity Funds classification. Lipper Target Maturity Funds invest principally in zero coupon U.S. Treasury securities or in coupon-bearing U.S. government securities targeted to mature in a specific year. As of 6/30/03, there were nine funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Funds’ portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Funds. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN ZERO COUPON FUNDS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED AUGUST 15, 2003

TO THE PROSPECTUS DATED MAY 1, 2003

The date period for the “Average Annual Total Return” table on page FZ-3 of the prospectus for Class 1, of the Franklin Zero Coupon Funds, is changed to December 31, 2002.

Please keep this supplement for future reference.

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MUTUAL DISCOVERY SECURITIES FUND

Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund invests mainly in U.S. and foreign equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies.

For the six months ended June 30, 2003, Mutual Discovery Securities Fund – Class 1 posted a +9.86% cumulative total return and Class 2 posted a +9.78% cumulative total return. The Fund underperformed its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500) and Morgan Stanley Capital International (MSCI) World Index, which returned 11.75% and 11.45% during the same period.1

Financial markets experienced significant volatility during 2003’s first half. As uncertainties surrounding impending war in Iraq loomed, most major equity indexes declined from January through early March, only to reverse course shortly before the war began and rally strongly from mid-March through mid-June. Investor confidence that war would be concluded quickly and successfully, as well as the belief that the economy was stabilizing, generally sparked the domestic market rally. Promise of fiscal stimulus, including a sizable tax-cut package, and hopes that monetary stimulus, in the form of a 45-year low federal funds target rate, would help lift the economy, further fueled the rally. During the reporting period, short-term and long-term U.S. Treasury interest rates reached multi-decade lows, which, coupled with a weak U.S. economy, led to further declines in the U.S. dollar versus other major currencies, particularly the euro. Although we had partially removed our hedge versus the euro and other selected currencies, our remaining currency hedges provided a modest headwind for Fund performance.

1. Source: Standard & Poor’s Micropal. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

The Fund outperformed its benchmarks during the downdraft in early 2003 and underperformed during the rally, leading to our overall underperformance during the reporting period.

During the six months under review, securities representing our three investment styles (undervalued common stock, distressed debt and risk arbitage) contributed positively to overall Fund performance, with distressed securities providing the strongest performance, driven by broad-based improvement in distressed and high yield markets. Notable performers included several telecommunication, cable, utility and merchant power generation companies. Among these were U.K. cable companies NTL and Telewest, U.S. cable company Adelphia Communications and U.S. broadcast tower company Spectrasite in the telecommunication and cable sectors. In the power and utility sectors, Calpine, PG&E Corp. and its utility subsidiary, Pacific Gas & Electric, also contributed to the Fund’s performance. During the reporting period, the Fund had a relatively high allocation of distressed securities relative to its historical exposure, representing 13.19% of total net assets at period-end.

Within our equity holdings, significant contributors to Fund performance included International Steel Group (ISG), White Mountains Insurance Group, Liberty Media and Cendant. Privately held ISG was formed in 2002 by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. In May 2003, ISG completed the purchase of additional assets from bankrupt steel company Bethlehem Steel. In both transactions, ISG purchased certain assets, leaving the pension, post-retirement health care, and other “legacy” liabilities behind with the bankrupt company, resulting in a reduced and more competitive cost structure for the newly purchased production facilities.

White Mountains, a well-capitalized, Bermuda-based property and casualty (P&C) insurer, benefited from a strong pricing environment, solid returns from its high-quality investment portfolio and a well-executed turnaround at OneBeacon Insurance Group, the company’s largest operating subsidiary. We believe White Mountains is led by a strong management team, who employed disciplined operating principles and generated solid returns for shareholders.

Gradual improvement in the underlying media environment largely drove Liberty Media’s relatively strong performance. Notwithstanding a slowdown in March and April during the conflict in Iraq, advertising spending steadily improved in 2003 after two difficult years. In addition, digital and satellite television drove growth in the U.S. multichannel television industry. Such factors supported share price gains of some of Liberty’s largest public holdings, including News Corp., AOL Time Warner, and especially InterActiveCorp (formerly USA Interactive). The improved environment also contributed positively to financial performance for Liberty’s private assets, most notably Discovery Communications. In addition to appreciation of its public and private assets, the discount at which Liberty traded to its underlying assets narrowed during the reporting period.

Cendant, a travel and real estate services provider, began 2003 trading at what we considered depressed valuations largely due to concerns surrounding the impact the weak economy and war in Iraq might have on its travel-related businesses. As the period unfolded, investors seemed to take comfort that strength in Cendant’s real estate business was likely to continue. After war in Iraq concluded, the company’s travel business began to rebound. As domestic equity markets rallied and Cendant’s business prospects improved, the stock was revalued to a level we believed more appropriately reflected its strong competitive positions and substantial free cash flow generation.

Unfortunately, some of our positions lost value during the period under review. Carlsberg shares declined following a first quarter 2003 loss as beer sales in Russia and eastern Europe unexpectedly fell. Several factors, including generic competition for one of its lead drugs, a weaker U.S. dollar and lower pension fund asset values, had a negative impact on Akzo Nobel, a Dutch chemicals and pharmaceuticals company.

Weak market conditions early in the period presented us with some opportunities that we believe enabled us to upgrade the quality of the Fund’s portfolio. For example, we sold our Allied Domecq position when the stock declined on concerns about weakness in the company’s Spanish operations, adverse currency movements and a higher-than-expected contribution to its pension plans. We purchased shares of Diageo in its place. Diageo is the world’s leading spirits company, enjoying enviable market share. Its well-known brands include Johnnie Walker, Smirnoff, Guinness, Tanqueray, Cuervo and Bailey’s. Diageo refocused on its core spirits business by divesting its Burger King division and selling Pillsbury to General Mills for about a 20% stake in the combined entity. We believe management is committed to focusing on growing its core business profitably or returning excess cash to shareholders through dividends and a significant share buyback program.

Top 10 Sectors/Industries

Mutual Discovery Securities Fund

Based on Equity Securities

6/30/03

% of Total Net Assets

Insurance	8.5%

Tobacco	8.1%

Media	7.3%

Food Products	4.9%

Diversified Financial Services	4.5%

Metals & Mining	3.7%

Commercial Banks	3.2%

Beverages	3.0%

Real Estate	2.7%

Construction & Engineering	2.6%

During the six months under review, we purchased shares of Hartford Financial Services Group. Hartford, a leading U.S. insurance company,

offers P&C and life insurance products to companies and individuals. During the period, Hartford boosted its reserves for asbestos liabilities and raised additional capital by issuing stock to shore up its balance sheet and maintain its financial strength ratings. As a result of the stock offering, we were able to purchase Hartford shares at less than 10 times estimated 2004 earnings, although at a premium to estimated book value.

During the six months under review, we sold our position in Actividades de Construcciones y Servicios when it became, in our view, fully valued based upon continued optimism for Spain’s construction environment and the prospect of further industry consolidation. We also eliminated our holdings in Daiichi Pharmaceutical during the period after management used some of their substantial cash balances to make what we believed were ill-advised acquisitions. We also sold most of our position in Greencore. Last, we made some sales in selected positions within the distressed portfolio following the significant rally this spring.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings

Mutual Discovery Securities Fund

6/30/03

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	2.9%
Insurance, U.S.

Altadis SA	1.8%
Tobacco, Spain

British American Tobacco PLC	1.8%
Tobacco, U.K.

White Mountains Insurance Group Inc., common & restricted	1.7%
Insurance, U.S.

Imperial Tobacco Group PLC	1.7%
Tobacco, U.K

International Steel Group, common & B	1.6%
Metals & Mining, U.S.

Vinci SA	1.6%
Construction & Engineering, France

Groupe Danone	1.5%
Food Products, France

Lagardere SCA	1.4%
Media, France

Nestle SA	1.2%
Food Products, Switzerland

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

MUTUAL SHARES SECURITIES FUND

Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund invests mainly in equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

For the six months ended June 30, 2003, Mutual Shares Securities Fund – Class 1 posted a +10.26% cumulative total return and Class 2 posted a +10.10% cumulative total return. The Fund underperformed its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500) and Lipper VIP Multi-Cap Value Funds Average, which returned 11.75% and 12.65% during the same period.1

Financial markets experienced significant volatility during the first half of 2003. As uncertainties surrounding the impending war in Iraq loomed, most major equity indexes declined from January through early March, only to reverse course shortly before the war began and rise from mid-March through mid-June. Investor confidence that the war would be concluded quickly and successfully, as well as the belief that the economy was stabilizing, helped spark the domestic market rally. Promise of fiscal stimulus, including a sizable tax-cut package, and hopes that monetary stimulus, in the form of a 45-year low federal funds target rate, would help lift the economy, further fueled the rally.

1. Sources: Standard & Poor’s Micropal; Lipper Inc. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales chares. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lipper VIP Multi-Cap Value Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. As of 6/30/03, there were 112 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

During the reporting period, short-term and long-term U.S. Treasury interest rates reached multi-decade lows, which, coupled with a weak U.S. economy, led to further declines in the U.S. dollar versus other major currencies, particularly the euro.

The Fund outperformed its benchmarks during the market downdraft in early 2003 and underperformed its benchmarks during the rally, resulting in overall underperformance during the six months under review. The Fund experienced a modest headwind from the weak U.S. dollar because we typically hedge our currency exposures, preferring to focus on business fundamentals rather than try to predict foreign currency exchange movements.

During the six months under review, securities representing our three investment styles (undervalued common stocks, distressed debt and risk arbitrage) contributed positively to overall Fund performance, with distressed securities providing the strongest overall performance, driven by broad-based improvement in distressed and high yield markets. Notable performers included several telecommunication, cable, utility and merchant power generation companies. During the reporting period, specific telecommunication and cable positions that contributed to our distressed portfolio results included broadcast tower company Spectrasite, telecommunication equipment provider Marconi, U.K. cable companies NTL and Telewest, and U.S. cable company Adelphia Communications. In the power sector, Calpine, as well as PG&E Corp. and its utility subsidiary, Pacific Gas & Electric, also contributed to the Fund’s performance. During the reporting period, the Fund had a relatively high allocation of distressed securities relative to its historical exposure, representing 10.99% of total net assets at period-end.

Within our equity holdings, contributors to the Fund’s performance included International Steel Group (ISG), White Mountains Insurance Group, Liberty Media and Cendant. Privately held ISG was formed in 2002 by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. In May 2003, ISG completed the purchase of additional assets from bankrupt steel company Bethlehem Steel. In both transactions, ISG purchased certain assets, leaving the pension, post-retirement health care, and other “legacy” liabilities behind with the bankrupt company, resulting in a reduced and more competitive cost structure for the newly purchased production facilities.

White Mountains, a well-capitalized, Bermuda-based property and casualty (P&C) insurer, benefited from a strong pricing environment, solid returns from its high-quality investment portfolio and a well-executed turnaround at OneBeacon Insurance Group, the company’s largest operating subsidiary. We believe White Mountains is led by a strong management team, who employed disciplined operating principles and generated solid returns for shareholders.

Gradual improvement in the underlying media environment largely drove Liberty Media’s relatively strong performance. Notwithstanding a slowdown in March and April during the conflict in Iraq, advertising spending steadily improved in 2003 after two difficult years. In addition, digital and satellite television drove growth in the U.S. multichannel television industry. These factors supported gains in the share prices of some of Liberty’s largest public holdings, including News Corp., AOL Time Warner, and especially InterActiveCorp (formerly USA Interactive). The improved environment also contributed to the financial performance of Liberty’s private assets, most notably Discovery Communications. In addition to appreciation of its public and private assets, the discount at which Liberty traded to its underlying assets narrowed during the reporting period.

Cendant, a travel and real estate services provider, began 2003 trading at what we considered depressed valuations largely due to concerns surrounding the impact the weak economy and war in Iraq might have on its travel-related businesses. As the period unfolded, investors began to take comfort that strength in Cendant’s real estate business was likely to continue. After war in Iraq concluded, the company’s travel business began to rebound. As domestic equity markets rallied and Cendant’s business prospects improved, the stock was revalued to a level we believed more appropriately reflected its strong competitive positions and substantial free cash flow generation.

Unfortunately, some of our positions lost value during the period under review. Relatively poor performers included Abitibi-Consolidated, a Canadian paper and forest products company; Akzo Nobel, a Dutch chemicals and pharmaceuticals company; Allied Domecq, a U.K.-based spirits company; and Safeway, a U.S. supermarket company. Abitibi declined when a weaker U.S. dollar, the currency in which the company generates the majority of its revenues, forced the company to cut its earnings guidance and dividend. As of period-end, we continued to hold the stock because we believed the fundamentals in newsprint, Abitibi’s primary product, were improving. Akzo Nobel was negatively impacted by several factors, including generic competition for one of its lead drugs, a weaker U.S. dollar and lower pension fund asset values. Allied Domecq’s stock declined on concerns about slower consumption

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities

6/30/03

% of Total Net Assets

Insurance	10.6%

Media	7.6%

Tobacco	6.4%

Food Products	2.8%

Metals & Mining	2.5%

Thrifts & Mortgage Finance	2.0%

Road & Rail	1.9%

Pharmaceuticals	1.8%

Commercial Banks	1.7%

Commercial Services & Supplies	1.7%

in its Spanish operations, adverse currency movements and a higher- than-expected contribution to its pension plans. Safeway was hurt by food price deflation, softer sales, and higher labor and benefits expenses. Safeway’s performance also suffered from internal missteps as the company worked to centralize merchandising functions and reduce business costs.

Weak market conditions early in the period presented us with some opportunities that we believe enabled us to upgrade the quality of the Fund’s portfolio. For example, we sold our position in Allied Domecq and purchased shares of Diageo, another spirits company. Diageo is the world’s leading spirits company, enjoying enviable industry market share. Its well-known brands include Johnnie Walker, Smirnoff, Guinness, Tanqueray, Cuervo and Bailey’s. Diageo refocused on its core spirits business by divesting its Burger King division and selling Pillsbury to General Mills for about a 20% stake in the combined entity. We believe management is committed to using the proceeds from its asset sales to grow its core business profitably or return excess cash to shareholders through dividends and a significant share buyback program.

Another purchase during the six months under review was Hartford Financial Services Group. Hartford is one of the leading U.S. insurance companies, offering P&C and life insurance products to companies and individuals. During the period, Hartford raised additional capital by issuing stock to shore up its balance sheet, maintain its financial strength ratings and boost its reserves for asbestos liabilities. As a result of the stock offering, we were able to purchase Hartford shares at less than 10 times estimated 2004 earnings, although at a premium to estimated book value. We believe this is an attractive valuation for one of the industry’s leading and best-managed U.S. insurance companies.

Other purchases we made included Northrop Grumman, a top U.S. defense contractor; Brascan, a Canadian conglomerate; and Imperial Tobacco, a U.K.-domiciled company. During the reporting period, we added to our holdings in Northrop Grumman, a manufacturer of aircraft carriers, submarines, bombers and unmanned air vehicles. We believe Northrop is attractive in light of the company’s robust sales backlog, what we consider a high quality management team, improving profit margins and the company’s ability to generate free cash flow. We initiated a position in Brascan, which traded at a material discount to our estimate of the value of its real estate, financial and power assets. We also initiated a position in Imperial Tobacco at what we consider to be a modest valuation. We believe Imperial has a first-rate track record, an outstanding management team and far less litigation risk than its U.S. peers.

Top 10 Holdings

Mutual Shares Securities Fund

6/30/03

Company Sector/Industry, Country	% of Total Net Assets

White Mountains Insurance Group Inc., common & restricted	3.4%
Insurance, U.S.

Berkshire Hathaway Inc., A & B	3.3%
Insurance, U.S.

Altadis SA	2.1%
Tobacco, Spain

British American Tobacco PLC, ord. & ADR	2.0%
Tobacco, U.K.

Liberty Media Corp., A	1.8%
Media, U.S.

Lagardere SCA	1.5%
Media, France

Nestle SA	1.4%
Food Products, Switzerland

International Steel Group, common & B	1.3%
Metals & Mining, U.S.

Calpine Corp. (Fixed Income)	1.3%
Multi-Utilities & Unregulated Power, U.S.

Washington Post Co., B	1.3%
Media, U.S.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

During the period, we liquidated our position in Burlington Resources, an oil company, after the shares rose to levels we believe reflected fair value. PPL Corp., a Pennsylvania electric and gas utility, was another position that we sold. We also eliminated our holdings in Daiichi Pharmaceutical during the period after management made what we believed were ill-advised acquisitions. We reduced our ownership in certain Qwest Communications bonds after the market’s perception of the telecommunication sector’s risk and reward profile improved and the bonds increased in value. We also reduced our position in Fleet Boston Financial after the stock rebounded from its lows.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market investments.

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2003. During the six months under review, China’s and India’s economies recorded healthy gross domestic product (GDP) expansion rates. Meanwhile, Singapore and the U.S. signed a landmark free-trade agreement in May, the first of its kind to be signed by the U.S. with an east Asian country.

We believe South Korea made substantial improvements to its corporate governance structure, but a great deal remains to be done. In addition to the SK Global scandal, where a large number of accounting items were allegedly falsified, tensions on the peninsula as a result of North Korea’s nuclear program also appeared to contribute to financial market volatility. Despite these challenges, for the six months ended June 30, 2003, the Morgan Stanley Capital International (MSCI) Korea Index posted an 8.30% gain in U.S. dollar terms.1

In Latin America, Mexico’s economy felt the effects of weakness in industrial production as first quarter 2003 GDP was positive but down from the previous quarter. President Fox continued his efforts to strengthen the free-trade agreement between the U.S. and Canada.

South American leaders met in Paraguay at the Mercosur Summit, where Brazilian President Lula and Argentine President Kirchner vowed to strengthen the trade bloc and promote regional trade. Brazil announced plans to create a US$1 billion fund to finance trade between the two nations.2 Brazil’s Lower House also easily passed a constitutional amendment to the article that regulated changes in the financial system, an apparent indication of Lula’s support.

In May, the International Monetary Fund (IMF) completed Turkey’s fifth review. The IMF cited delays in implementation of structural reforms and urged Turkey to accelerate its efforts. In Turkey’s favor, the government approved plans for the privatization of Turk Telecom, a key condition by the IMF.

1. Source: Standard & Poor’s Micropal. The MSCI Korea Index is market capitalization-weighted and measures total returns of equity securities in Korea.

2. Source: InvestNews S.A.

In South Africa, the release of the Mineral and Petroleum Royalty Bill seems to have prompted foreign mining and exploration companies to examine their operations there due to imposition of higher than expected royalties. Positively though, the new rates would only take effect once companies convert their old order rights to new ones. The government provided a five-year window for conversion. Citing South Africa’s strengthened fiscal revenue and improving external positions, independent credit rating agency Standard & Poor’s raised the country’s credit ratings to BBB from BBB- and the long-term local currency rating to A from A-.3

For the six months under review, the Fund’s Class 1 shares posted a +15.20% cumulative total return, while the Fund’s Class 2 shares posted a +14.80% cumulative total return.4 The Fund underperformed the benchmark MSCI Emerging Markets Free (EMF) Index’s 16.13% total return.5 During the period, the Fund’s overweighted positions relative to the benchmark MSCI EMF Index in Turkey, Argentina, Indonesia and Thailand aided Fund performance. Performance also benefited from the Fund’s underweighted positions in Malaysia, South Korea and Taiwan. However, our overweighted investments in Hungary underperformed and negatively impacted the Fund. The Fund’s underweighted positions in Russia and Israel also hurt performance.

We repositioned several of the Fund’s Asian holdings during the six months under review. Key purchases included Singapore’s DBS Group, southeast Asia’s largest bank; Mahanagar Telephone, an Indian telecommunications service provider; Satyam Computers, an Indian soft-

ware services company; and Sunplus Technology, a Taiwanese integrated circuit company. Notable sales included South Korea’s LG Chem Investment and China’s Beijing Datang Power.

In Europe, we increased our holdings in Hellenic Telecommunications, Greece’s full-service telecommunications provider, and Pliva, one of central and eastern Europe’s largest pharmaceutical companies. In Turkey, the Fund increased its exposure to Arcelik and Migros. We divested our holdings in Russia’s Mosenergo and Unified Energy as well as Austria’s Mayr-Melnhof and Erste Bank.

3. These do not indicate ratings of the Fund.

4. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

5. Source: Standard & Poor’s Micropal. The MSCI EMF Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in emerging markets globally. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

Top 10 Countries

Templeton Developing Markets  Securities Fund

6/30/03

% of Total Net Assets

South Korea	13.4%

South Africa	13.1%

Brazil	7.7%

Mexico	7.1%

China	6.8%

Singapore	6.0%

Turkey	5.8%

Hong Kong	5.2%

India	4.8%

Taiwan	4.7%

We consolidated our Latin American holdings, leading to divestment of the Fund’s Chile and Peru interests while adding to our Brazil and Mexico exposure. In Brazil, we invested in aircraft manufacturer Embraer-Empresa due to its strong market share and in national oil and gas company Petroleo Brasileiro based on reports of its proven reserves and high growth rates. In Mexico, we purchased Telefonos de Mexico, the country’s largest telecommunications systems company, for its dominant market position and strong cash flows. We also bought Grupo Televisa, the largest media company in the Spanish-speaking world and a major participant in the international entertainment business.

Finally, our South African exposure declined during the period mainly due to sales in Sanlam, Standard Bank Group and Tiger Brands.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings

Templeton Developing Markets  Securities Fund

6/30/03

Company Sector/Industry, Country	% of Total Net Assets

Anglo American PLC	3.5%
Metals & Mining, South Africa

PT Telekomunikasi Indonesia TBK, B	2.7%
Diversified Telecommunication Services, Indonesia

SABMiller PLC	2.6%
Beverages, South Africa

Kimberly Clark de Mexico SA de CV, A	2.5%
Household Products, Mexico

Akbank	2.4%
Commercial Banks, Turkey

Lukoil Holdings, ADR	2.2%
Oil & Gas, Russia

Hyundai Motor Co. Ltd.	2.1%
Automobiles, South Korea

OMV AG	2.0%
Oil & Gas, Austria

Petroleo Brasileiro SA, ADR, pfd.	1.9%
Oil & Gas, Brazil

Telefonos de Mexico SA de CV (Telmex), L, ADR	1.9%
Diversified Telecommunication Services, Mexico

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

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TEMPLETON FOREIGN SECURITIES FUND

Fund Goal and Primary Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests primarily in investments of issuers located outside the U.S., including those in emerging markets.

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2003. Many global equity markets began the year with an early-January rally but sank for the remainder of first quarter 2003 as investors appeared to worry first about a potential Iraq war and then about the conflict’s pace and consequences. Additionally, the severe acute respiratory syndrome (SARS) outbreak contributed to a late first-quarter decline in some Asian markets. The end of major military action in Iraq and an apparent slowing of the SARS outbreak seemed to brighten investor perceptions. Economically sensitive stocks such as cyclicals, financials and technology rose in the second quarter.

Templeton Foreign Securities Fund – Class 1 posted a +7.69% six-month cumulative total return while Class 2 posted a +7.58% cumulative total return.1 The Fund’s benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, returned 9.85% during the same time.2 The Fund remained overweighted relative to its benchmark in economically sensitive industries, including materials, industrials and telecommunications, and underweighted in information technology and consumer staples.

From a sector standpoint, several financial (UBS, Rodamco Europe and San Paolo-IMI), information technology (Check Point Software Technologies and ASM Pacific Technology) and utilities (Endesa, E.On and Iberdrola) stocks contributed to Fund performance. Conversely, some materials (UPM-Kymmene and Akzo Nobel) and consumer staples (Unilever and J.Sainsbury) shares negatively impacted the Fund.

1. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

2. Source: Standard & Poor’s Micropal. The MSCI EAFE Index is market capitalization-weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

New holdings included Swiss global staffing services provider Adecco, Swiss bank UBS, Korean steel producer POSCO and several U.K.-based companies: food manufacturer Cadbury Schweppes, oil producer BP, bank Abbey National, and drug makers GlaxoSmithKline and CellTech Group. We added to a handful of existing holdings such as Aventis, Swiss Reinsurance, Satyam Computers Services, China Mobile and UPM-Kymmene. Notable sales during the period included SAP, Komatsu, Marks & Spencer Group and P&O Princess Cruises.

Our team of more than 30 analysts searches global markets looking for out-of-favor securities trading at depressed levels relative to long-term “normalized” earnings. To us, normalized represents what a company can earn in the middle of a typical economic cycle and requires us to attempt to forecast earnings, cash flow and balance sheets five years forward. We then purchase stocks we consider cheap on a five-year basis and on average hold them for the same period. By seeking out-of-favor securities trading at low valuations and working to maintain a diversified portfolio, we are attempting to reduce volatility while positioning the Fund for strong long-term performance.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

6/30/03

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd.	2.0%
Semiconductors & Semiconductor Equipment, South Korea

BCE Inc.	1.6%
Diversified Telecommunication Services, Canada

Swiss Reinsurance Co.	1.6%
Insurance, Switzerland

Eni SpA	1.6%
Oil & Gas, Italy

Cheung Kong Holdings Ltd.	1.6%
Real Estate, Hong Kong

Volkswagen AG, ord. & pfd.	1.6%
Automobiles, Germany

Aventis SA	1.5%
Pharmaceuticals, France

Repsol YPF SA	1.5%
Oil & Gas, Spain

Telefonica SA, ADR	1.5%
Diversified Telecommunication Services, Spain

Shell Transport & Trading Co. PLC	1.4%
Oil & Gas, U.K.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Fund Goal and Primary Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest in lower-rated “junk bonds.”

This semiannual report for Templeton Global Asset Allocation Fund covers the period ended June 30, 2003. Templeton Global Asset Allocation Fund – Class 1 posted a +11.46% cumulative total return while Class 2 posted a +11.35% cumulative total return for the six-months ended June 30, 2003.1 The Fund slightly underperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index, which returned 11.63% during the same period. The Fund performed more favorably against the J.P. Morgan Global Government Bond Index (JPM GGBI), which returned 7.07%.2 At period-end, the Fund held 61.9% of its total net assets in equities, 34.6% in fixed income and 3.5% in short-term investments and other net assets.

Equity

Many global equity markets began the year with an early-January rally but sank for the remainder of first quarter 2003 as investors appeared to worry first about a potential Iraq war and then about the conflict’s pace and consequences. Additionally, the severe acute respiratory syndrome (SARS) outbreak contributed to a late first-quarter decline in some Asian markets. The end of major military action in Iraq and apparent slowing of the SARS outbreak seemed to brighten investor perceptions. Economically sensitive stocks such as cyclicals, financials and technology rose in the second quarter.

Our team of more than 30 analysts searches global markets looking for out-of-favor securities trading at depressed levels relative to long-term “normalized” earnings. To us, normalized represents what a company can earn in the middle of a typical economic cycle and requires us to attempt to forecast earnings, cash flow and balance sheets five years forward. We then purchase stocks we consider cheap on a five-year

1. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

2. Sources: Standard & Poor’s Micropal; J.P. Morgan. The MSCI AC World Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets globally. The JPM GGBI tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

basis and on average hold them for the same period. By purchasing out-of-favor securities trading at what we consider low valuations and maintaining a diversified portfolio, we are attempting to reduce volatility and position the Fund for strong long-term performance.

The Fund’s equity portion remained overweighted relative to its benchmark index in industrials, materials and telecommunications services, and underweighted in finance, health care and consumer staples. From a sector standpoint, several financial (Lloyds TSB Group, JP Morgan Chase and Riunione Adriatica di Sicurta), information technology (Synopsys and Check Point Software Technologies) and utilities (E.On and Endesa) stocks contributed to Fund performance. Conversely, some materials (Dow Chemical and Akzo Nobel) and consumer staples (Unilever and Kraft Foods) shares negatively impacted the Fund.

New holdings included Swiss global staffing services provider Adecco, Australian mining company BHP Billiton, Korean steel producer POSCO, insurer Swiss Reinsurance, and several U.S.-based companies: Dow Chemical, retailer Target, software company BMC Software and drug maker Abbott Laboratories. We added to a handful of existing holdings such as Aventis, Samsung Electronics, Koninklijke Philips Electronics and Cheung Kong Holdings. Notable sales during the period included Mattel, Autoliv, DNB Holding, Consol Energy and British Airways.

Fixed Income

Global bond markets generated positive returns as global disinflation and the slow pace of economies allowed most major central banks to reduce or maintain low interest rates. As a result, international yield curves shifted down during the period and most major global bond markets generated positive returns in local currency terms. The JPM GGBI, a benchmark index for global government bonds, rose 3.08% in local currency terms for the six months ended June 30, 2003. The index increased 7.07% in U.S. dollar terms because most major currencies appreciated relative to the U.S. dollar.2

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

Based on Equity Securities

6/30/03

% of Total Net Assets

U.S.	13.1%

U.K.	8.2%

Germany	7.8%

France	7.1%

Sweden	6.9%

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities

6/30/03

% of Total Net Assets

Diversified Telecommunication Services	5.2%

Insurance	5.1%

Pharmaceuticals	4.7%

Oil & Gas	3.3%

Food Products	2.9%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

The U.S. Federal Reserve Board (the Fed) reduced interest rates late in the period due to potential deflationary risks rather than risks to economic output growth. Accordingly, the U.S. Treasury yield curve shifted down, and the J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 4.00% return.3

The eurozone (the 12-country European Monetary Union or EMU) bond market posted positive returns, with the J.P. Morgan EMU Government Bond Index rising 4.18% in euro terms.4 The European Central Bank reduced the reference rate 75 basis points to 2.00% during the six-month period, reflecting increased growth risks and inflationary pressure abatement, particularly in Germany’s and France’s larger economies. As a result, the eurozone benchmark yield curve shifted down with some steepening across the curve. In developed Asia, the Japanese bond index eked out a positive gain in local currency terms but declined slightly in U.S. dollar terms due to a slight yen decline. The dollar-bloc bond markets of Australia, Canada and New Zealand were among the top performing during the period.

Emerging bond markets benefited during the reporting period from increased strategic investment flows to the asset class. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) increased 17.34% in U.S.-dollar terms during the period.5 Regionally, Latin American bond markets significantly outperformed non-Latin American bond markets such as eastern Europe and Asia, which also posted positive returns. Russia continued to outperform emerging debt markets, returning 21.52%.6 Our emerging market allocation added positively to the

3. Source: J.P. Morgan. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

4. Source: J.P. Morgan. The J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.

5. Source: J.P. Morgan. The J.P. Morgan EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

6. Source: J.P. Morgan. J.P. Morgan country- and region-specific returns are derived from the J.P. Morgan EMBIG.

Fund’s performance for the six months under review, as emerging market country bonds generated a high level of income and capital gains.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TEMPLETON GLOBAL INCOME SECURITIES FUND

Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated “junk bonds.”

We are pleased to bring you Templeton Global Income Securities Fund’s semiannual report for the period ended June 30, 2003. During the six months under review, global bond markets generated positive returns as benign inflation and the slow pace of economic recovery allowed most major central banks to reduce or maintain low interest rates. As a result, most international yield curves shifted down during the period and most major global bond markets generated positive returns in local currency terms. The J.P. Morgan Global Government Bond Index, a benchmark index for global government bonds, rose 3.08% in local currency terms. The index increased 7.07% in U.S. dollar terms because most major currencies appreciated relative to the U.S. dollar.1 The Fund’s Class 1 shares posted a 14.35% cumulative total return for the six-month reporting period, while its Class 2 shares posted a +14.18% cumulative total return during the same time.2 We allocated the Fund’s assets among issuers, regions and currencies partly based on our assessment of relative interest rates among currencies. We were underweighted relative to the index in U.S. and Japanese issues, and the Fund benefited from corresponding currency weakness in the U.S. dollar and Japanese yen. The Fund also benefited from an overweighted allocation to Europe and the dollar bloc countries of Australia, New Zealand and Canada, and respective currency gains. Additionally, the Fund’s emerging market exposure contributed positively to our results as emerging market country bonds generated a high level of income and capital gains.

1. Source: J.P. Morgan. The J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The unmanaged index is unhedged and expressed in terms of $US and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

2. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

The U.S. economy exhibited mixed performance in 2003’s first half as heightened uncertainty leading up to war with Iraq seemed to negatively impact economic activity. As major military action concluded toward period-end, consumer confidence rebounded from a nine-year low level, equity markets rallied and bond market yields generally declined. The U.S. Federal Reserve Board reduced interest rates in June apparently due to potential deflationary risks rather than risks to economic output growth. Accordingly, the U.S. Treasury yield curve shifted down and the J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 4.00% total return for the six months ended June 30, 2003.3 The U.S. dollar depreciated versus most major world currencies due to factors such as financing concerns over the widening U.S. trade deficit and reduced growth expectations, as well as heightened geopolitical tensions that influenced investor risk aversion toward the U.S. equity market.

The eurozone (the 12 countries comprising the European Monetary Union or EMU) bond market posted positive returns, with the J.P. Morgan EMU Government Bond Index rising 4.18% in euro terms and an impressive 14.01% in U.S.-dollar terms.4 The European Central Bank reduced the reference rate by 75 basis points to 2.00% over the course of the six-month period, citing increased risks to growth and the abatement of inflationary pressures, particularly in the larger economies of Germany and France. As a result, the eurozone yield curve shifted down with some steepening across the curve. Economic growth in the eurozone remained sluggish at just 0.8% annualized during first quarter 2003, according to gross domestic product estimates. The region continued to benefit from an improving balance-of-payment position and growing current account surplus, with the euro appreciating 9.71% against the U.S. dollar during the six-month period.

In developed Asia and the Pacific Rim, the Japanese bond index returned 1.43% in local currency terms, but just 0.24% in U.S. dollar terms due largely to a 0.85% decline in the yen.5 Economic indicators seemed to point toward a continuation of Japan’s weak domestic demand trends and relatively strong export sector. The Bank of Japan’s

3. Source: J.P. Morgan. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

4. Source: J.P. Morgan. The J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, putable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.

5. Source: J.P. Morgan. Country-specific returns are derived from the JPM GGBI.

quantitative easing led to an increase in the money supply but has not passed through to lending due to weak demand within the country’s corporate and banking sectors. In particular, ongoing problems within Japanese banks were exemplified by the government’s emergency liquidity injection into the country’s fifth-largest bank.

The dollar-bloc bond markets of Australia, Canada and New Zealand were among the top performing currencies during the period, driving bond market returns of 22.74%, 21.16% and 19.08%, respectively, in U.S. dollar terms.5 Higher growth and yield differentials relative to the U.S. continued to offset deterioration in the dollar-bloc countries’ balance of payment positions, particularly as strong private consumption drove demand for imports while drought conditions hampered commodity exports in Australia and New Zealand. The reserve bank of New Zealand began to ease monetary policy as currency strength and sluggish global economic growth increased potential risks to growth through the tradable goods sector. In contrast, the Bank of Canada raised the reference rate twice early in 2003, citing greater perceived risks to inflation balanced against tightening labor markets and subdued economic activity. Since that time, Canadian inflation pressures retracted, unemployment increased and economic growth moderated. Local currency bond market returns for Australia, Canada and New Zealand were 3.02%, 4.19% and 6.40%, respectively, during the period.5

Emerging bond markets benefited during the period from increased strategic investment flows to the asset class. Investors were particularly drawn toward higher yielding and more liquid credits, which helped create a positive environment for countries with larger financing requirements to access capital markets. The J.P. Morgan Emerging Markets Bond Index Global increased 17.34% in U.S.-dollar terms during the period.6 Latin American bond markets returned 21.26% while non-Latin American bond markets returned 13.10%.7 More specifically, eastern European bonds rose 15.61% and Asia returned 7.97%.7 Russia again outperformed other emerging debt markets, returning 21.52%.7 Russia’s continued international reserve accumulation illustrated the robustness of its balance-of-payment

6. Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

7. Source: J.P. Morgan. Country- and region-specific returns are derived from the JPM EMBIG.

position, which apparently benefited from sound debt management, strong exports and capital flows into the country. Ongoing structural reforms, including tax and property laws, seemed to improve Russia’s investment climate, aiding the return of foreign direct investment. An example of this was British Petroleum’s announcement during the period of its US$6.15 billion investment into Tyumen Oil, which will be one of the largest foreign investments in Russian history. While higher oil prices have contributed to overall economic strength, prudent debt and fiscal management allowed Russia to improve its underlying credit position through early repayment of obligations and decreased reliance on external financing.

The Fund’s overall allocation changed slightly during the six-month period. On June 30, 2003, the Fund held 3.5% of total net assets in North America, similar to our position at the beginning of 2003, having maintained zero exposure to the U.S. Treasury market largely based on our negative outlook for the U.S. dollar and positive outlook for non-U.S. dollar (excluding Japan) global bond markets. The overall European allocation, our largest regional investment, stood at 65.6% of total net assets at the end of the reporting period. Within Europe, we maintained our heavy commitment to the eurozone while increasing our commitment to peripheral Europe. We also increased exposure to Australia and New Zealand to 5.5% and 7.1% of total net assets on June 30, 2003. Seeking to enhance the Fund’s returns, our emerging market bond allocation was 22.8% of total net assets, of which 4.9% were in non-U.S. dollar denominated sovereign debt.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TEMPLETON GROWTH SECURITIES FUND

Fund Goal and Primary Investments:  Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

This semiannual report for Templeton Growth Securities Fund covers the period ended June 30, 2003. The first half of the period experienced a cloud of geopolitical and economic uncertainty, including buildup to the Iraq war, concern about global deflationary pressures, a weakening U.S. dollar, and fears from Asia’s severe acute respiratory syndrome (SARS). U.S. gross domestic product registered tepid 1.4% first quarter 2003 growth, while Europe and Japan posted more muted growth below 1.0%. Worldwide unemployment mostly rose, and U.S. consumer confidence slid to 10-year lows. Equity markets suffered accordingly and most global sectors posted negative performance for the first three months of the period.

Even before U.S.-led forces toppled Saddam Hussein’s government in Iraq, global stocks began to show life and finished the second quarter higher than where they started. With uncertainty about major military operations in Iraq removed, many investors seemed to believe that U.S. consumers and businesses would again start spending. Fiscal and monetary stimulus, led by President Bush’s dividend tax cut and the Federal Reserve Board’s interest rate cut to the lowest level in 45 years, supported this view. The European Central Bank also pursued monetary stimulus, pushing rates to their lowest levels among euro members since 1948. Global financial markets rallied during the second quarter. Equity markets experienced positive gains in both local currency and U.S. dollar terms.

Within this volatile environment, Templeton Growth Securities Fund – Class 1 posted a +9.99% six-month cumulative total return while Class 2 posted a +9.82% cumulative total return.1 The Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index (the Index), returned 11.68% for the same period.2 The Fund’s performance lagged during first quarter 2003 but improved in the second quarter.

1. Ongoing market volatility can significantly affect short-term performance; recent returns may differ. Performance reflects the Fund’s Class 1 and Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

2. Source: Standard & Poor’s Micropal. The MSCI AC World Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets globally. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

The Fund’s quarter-to-quarter performance shift was partly due to its larger-than-Index European weighting, which remained our biggest regional exposure at period-end. During the first quarter of 2003, Europe negatively impacted performance as economic troubles continued, led by the region’s largest country, Germany. Europe barely posted economic growth, and an appreciating euro threatened to exacerbate its export competitiveness. However, European valuations appeared to have already discounted these concerns and dividend yields were nearly double U.S. levels.

For the reporting period, currency variations added 4% to Fund performance as the U.S. dollar slid, losing 9% against the euro alone.

The Fund’s greater-than-Index emerging markets exposure enhanced performance as the MSCI Emerging Markets Free Index posted a 16.13% gain in U.S. dollar terms during the period.3 Emerging market economies generally benefited from improved global sentiment, increased interest in less developed markets, substantial population growth and low valuations. Risk tolerance rose in Latin America and some Asian countries. However, the highly publicized SARS outbreak negatively affected several Asian economies. Additionally, geopolitical concerns related to North Korea adversely affected our South Korean holdings, although the South Korean market rebounded from terrible first quarter returns.

From a sector standpoint, some big detractors to first quarter Fund performance proved later to be standout gainers. Specifically, the economically sensitive technology and financial sectors provided among the largest contributions to the Fund during the period under review. Financial stocks, 14.9% of the Fund’s total net assets (TNA) on June 30, 2003, increased as solvency worries eased and interest rates declined. The MSCI World Financial Index rose 13.68% for the six-month period.4

3. Source: Standard & Poor’s Micropal. The MSCI Emerging Markets Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in emerging markets globally.

4. Source: Standard & Poor’s Micropal. The MSCI World Financial Index is market capitalization-weighted and measures total returns of financial securities in developed markets globally.

Top 10 Holdings

Templeton Growth Securities Fund

6/30/03

Company Sector/Industry, Country	% of Total Net Assets

Bristol-Myers Squibb Co.	1.8%
Pharmaceuticals, U.S.

Eni SpA	1.7%
Oil & Gas, Italy

Pfizer Inc.	1.5%
Pharmaceuticals, U.S.

E.On AG	1.5%
Electric Utilities, Germany

Shell Transport & Trading Co. PLC	1.4%
Oil & Gas, U.K.

UBS AG	1.4%
Banks, Switzerland

Nippon Telegraph & Telephone Corp.	1.4%
Diversified Telecommunication Services, Japan

Abbey National PLC	1.4%
Banks, U.K.

KT Corp., ADR	1.3%
Diversified Telecommunication Services, South Korea

Nestle SA	1.3%
Food Products, Switzerland

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

Telecommunications and information technology equities, 16.4% of the Fund’s TNA, also climbed, especially in the U.S., as investors seemed to believe cost cutting at many tech companies was improving profit prospects. Seven of the Fund’s ten best performers during the six-month period belonged to either the financial or telecommunications/technology sectors. The utility sector, 3.9% of TNA, also posted positive returns during the period. In particular, European utilities Iberdrola, Endesa and E.On aided Fund performance.

The Fund’s U.K. weighting rose the most, from 12.2% to 15.7% of TNA during the past six months. This did not reflect a macroeconomic view of the U.K. market but rather signified where we found stocks we believed were attractively priced. We sold four U.K. holdings but replaced them with diverse new purchases including global giants BP, GlaxoSmithKline, WPP Group, Reuters Group and Cadbury Schweppes. BP’s price plummeted, enabling us to buy shares in one of the world’s largest integrated oil players at a fraction of their historical average valuation. We also initiated a position in GlaxoSmithKline, one of the world’s leading pharmaceutical franchises, as prices tumbled due to fears of patent expiration, increased government regulation, and reduced profitability. WPP and Reuters traded lower on worries their businesses could suffer from shrinking demand among their advertising and financial services customers. However, as investors seemed to perceive these risks were diminishing, both stocks’ prices rose.

Conversely, the Fund’s U.S. weighting fell from 30.1% to 22.1% of TNA at period-end. Again, this did not represent a judgment on the overall U.S. market, but when good performance pushed stock prices over our valuation criteria, we sold them. We profited from selling Mylan Laboratories, Torchmark, Burlington Resources and Occidental Petroleum. We also reduced some holdings that posted second-quarter gains but whose valuations became less attractive to us. Examples included U.S. technology stocks such as EMC, Jabil Circuit, VeriSign and Hewlett-Packard, and global financial stocks like AXA, San Paolo-IMI and HSBC Holdings.

We also sold many small positions whose fundamentals we believed weakened or when we felt there were better-quality stocks at similar valuations. We sold Muenchener Rueckversicherungs-Gesellschaft (Munich Re) at a loss because the continental reinsurance company’s balance sheet deteriorated late last year and credit agencies downgraded its debt. We used some of the proceeds to increase the Fund’s holding in Swiss Reinsurance, in our opinion a higher-quality competitor with increasing market share. We also lost money on French shipping and industrial turbine company Alstom, whose management failed to sell assets to improve its balance sheet, and whose customers cancelled multi-year contracts.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

	Per share operating performance									Ratios/supplemental data
Period ended	Net asset value, beginning of period	Net invest- ment income (loss)[i]	Net realized & unrealized gains (losses)	Total from investment operations	Distributions from net investment income	Distri- butions from net realized gains	Total distri- butions	Net asset value, end of period	Total return[b]	Net assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Franklin Aggressive Growth Securities Fund
Class 1
2000[g]	$10.00	$.02	$(2.43)	$(2.41)	$—	$—	$—	$7.59	(24.10)%	$13,021.90%[a]			.35%[a]		86.65%
2001	7.59	(.02)	(1.69)	(1.71)	(.01)	—	(.01)	5.87	(22.67)		8,294.85		(.38)		182.27
2002	5.87	(.03)	(2.07)	(2.10)	—	—	—	3.77	(35.67)	4,801	1.04		(.75)		117.74
2003[h]	3.77	(.01)	.72	.71	—	—	—	4.48	18.83	5,518	1.07	[a]	(.66)[a]		51.43
Class 2
2001[c]	7.48	(.04)	(1.57)	(1.61)	(.01)	—	(.01)	5.86	(22.81)	2	1.10	[a]	(.75)[a]		182.27
2002	5.86	(.05)	(2.06)	(2.11)	—	—	—	3.75	(35.73)	2	1.29		(1.00)		117.74
2003[h]	3.75	(.03)	.73	.70	—	—	—	4.45	18.35	2	1.32	[a]	(.90)[a]		51.43

Franklin Global Communications Securities Fund
Class 1
1998	20.33	.76	1.41	2.17	(.83)	(1.22)	(2.05)	20.45	11.19		986,755.50		3.15		33.85
1999	20.45	.37	6.91	7.28	(.84)	(2.03)	(2.87)	24.86	39.42		987,011.51		1.81		87.53
2000	24.86	.11	(6.77)	(6.66)	(.50)	(4.82)	(5.32)	12.88	(32.85)		523,288.52		.54		117.99
2001	12.88	.04	(3.55)	(3.51)	(.01)	(2.49)	(2.50)	6.87	(29.24)		265,055.55		.46		105.36
2002	6.87	.04	(2.33)	(2.29)	(.05)	—	(.05)	4.53	(33.28)		130,255.60		.83		97.75
2003[h]	4.53	.03	.79	.82	(.05)	—	(.05)	5.30	17.79		135,939.64	[a]	1.11	[a]	41.09
Class 2
1999[e]	21.02	.26	6.37	6.63	(.84)	(2.03)	(2.87)	24.78	35.17		491.77	[a]	1.24	[a]	87.53
2000	24.78	.05	(6.72)	(6.67)	(.43)	(4.82)	(5.25)	12.86	(32.97)		499.77		.29		117.99
2001	12.86	.02	(3.54)	(3.52)	(.01)	(2.49)	(2.50)	6.84	(29.40)		312.80		.21		105.36
2002	6.84	.03	(2.32)	(2.29)	(.04)	—	(.04)	4.51	(33.52)		1,490.85		.58		97.75
2003[h]	4.51	.02	.79	.81	(.05)	—	(.05)	5.27	17.86		3,661.89	[a]	.86	[a]	41.09

Franklin Growth and Income Securities Fund
Class 1
1998	21.01	.69	.99	1.68	(.69)	(1.64)	(2.33)	20.36	8.33		1,318,743.49		3.27		27.32
1999	20.36	.57	(.16)	.41	(.79)	(2.20)	(2.99)	17.78	1.10		964,553.49		2.94		39.80
2000	17.78	.45	2.26	2.71	(1.17)	(2.16)	(3.33)	17.16	17.99		810,837.50		2.75		66.82
2001	17.16	.37 [l]	(.70)[l]	(.33)	(.05)	(1.51)	(1.56)	15.27	(2.02)		646,851.51		2.31	[l]	119.78
2002	15.27	.39	(2.58)	(2.19)	(.42)	(.84)	(1.26)	11.82	(15.53)		455,680.53		2.85		96.61
2003[h]	11.82	.16	.82	.98	(.40)	—	(.40)	12.40	8.25		468,445.54	[a]	2.83	[a]	22.30
Class 2
1999[e]	20.71	.47	(.46)	.01	(.79)	(2.20)	(2.99)	17.73	(.86)		789.75	[a]	2.55	[a]	39.80
2000	17.73	.40	2.27	2.67	(1.11)	(2.16)	(3.27)	17.13	17.79		2,311.75		2.46		66.82
2001	17.13	.33 [l]	(.70)[l]	(.37)	(.05)	(1.51)	(1.56)	15.20	(2.28)		11,789.76		2.13	[l]	119.78
2002	15.20	.34	(2.54)	(2.20)	(.42)	(.84)	(1.26)	11.74	(15.72)		38,379.78		2.60		96.61
2003[h]	11.74	.15	.81	.96	(.39)	—	(.39)	12.31	8.13		72,353.79	[a]	2.58	[a]	22.30

Franklin High Income Fund
Class 1
1998	14.45	1.43	(1.25)	.18	(1.27)	(.08)	(1.35)	13.28	.99		446,609.53		9.96		41.71
1999	13.28	1.24	(1.19)	.05	(3.03)	(.44)	(3.47)	9.86	(.07)		314,131.54		9.97		22.17
2000	9.86	1.08	(2.36)	(1.28)	(.04)	—	(.04)	8.54	(13.00)		189,986.57		11.43		20.37
2001	8.54	.87 [l]	(.50)[l]	.37	(1.47)	—	(1.47)	7.44	4.26		151,924.62		10.63	[l]	30.03
2002	7.44	.63	(1.30)	(.67)	(1.10)	—	(1.10)	5.67	(9.55)		111,746.63		9.92		56.01
2003[h]	5.67	.27	.73	1.00	(.58)	—	(.58)	6.09	17.60		122,451.62	[a]	8.93	[a]	30.43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

	Per share operating performance										Ratios/supplemental data
Period ended	Net asset value, beginning of period	Net invest- ment income[i]		Net realized & unrealized gains (losses)	Total from investment operations	Distributions from net investment income	Distri- butions from net realized gains	Total distri- butions	Net asset value, end of period	Total return[b]	Net assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate
Franklin High Income Fund (cont.)
Class 2
1999[e]	$13.36	$1.11		$(1.18)	$(.07)	$(3.02)	$(.44)	$(3.46)	$9.83	(.96)%	$448.80%[a]			9.51%[a]		22.17%
2000	9.83	1.04		(2.33)	(1.29)	(.04)	—	(.04)	8.50	(13.15)		432.82		11.16		20.37
2001	8.50	.84	[l]	(.48)[l]	.36	(1.45)	—	(1.45)	7.41	4.18		832.87		10.39	[l]	30.03
2002	7.41	.56		(1.25)	(.69)	(1.10)	—	(1.10)	5.62	(9.96)		7,326.88		9.67		56.01
2003[h]	5.62	.26		.72	.98	(.58)	—	(.58)	6.02	17.54		24,736.87	[a]	8.68	[a]	30.43

Franklin Income Securities Fund
Class 1
1998	18.37	1.37		(1.07)	.30	(1.42)	(.33)	(1.75)	16.92	1.64		1,185,840.49		6.94		12.22
1999	16.92	1.19		(1.43)	(.24)	(1.46)	(.53)	(1.99)	14.69	(1.82)		775,116.50		7.41		11.89
2000	14.69	1.17		1.40	2.57	(1.85)	(.71)	(2.56)	14.70	19.77		647,370.50		8.21		23.92
2001	14.70	1.09	[l]	(.92)[l]	.17	(1.03)	(.88)	(1.91)	12.96	.98		527,047.53		7.90	[l]	32.52
2002	12.96	.90		(.89)	.01	(1.23)	(.26)	(1.49)	11.48	(.37)		427,036.53		7.40		62.00	[p]
2003[h]	11.48	.42		1.44	1.86	(.68)	—	(.68)	12.66	16.14		507,148.52	[a]	6.74	[a]	19.13	[p]
Class 2
1999[e]	17.07	1.10		(1.53)	(.43)	(1.46)	(.53)	(1.99)	14.65	(2.93)		1,302.75	[a]	7.36	[a]	11.89
2000	14.65	1.14		1.39	2.53	(1.81)	(.71)	(2.52)	14.66	19.43		2,534.75		7.99		23.92
2001	14.66	1.03	[l]	(.90)[l]	.13	(1.03)	(.88)	(1.91)	12.88	.76		9,067.78		7.68	[l]	32.52
2002	12.88	.84		(.86)	(.02)	(1.22)	(.26)	(1.48)	11.38	(.61)		70,130.78		7.15		62.00	[p]
2003[h]	11.38	.38		1.46	1.84	(.68)	—	(.68)	12.54	16.07		258,299.77	[a]	6.49	[a]	19.13	[p]

Franklin Large Cap Growth Securities Fund
Class 1
1998	13.42	.10		2.62	2.72	(.06)	—	(.06)	16.08	20.29		220,952.77		1.00		12.17
1999	16.08	.11		4.96	5.07	(.08)	—	(.08)	21.07	31.65		407,515.77		.63		41.78
2000	21.07	.09		1.14	1.23	(.11)	(1.16)	(1.27)	21.03	5.75		431,384.78		.43		70.16
2001	21.03	.10		(2.13)	(2.03)	(.11)	(4.37)	(4.48)	14.52	(11.26)		300,135.78		.56		75.67
2002	14.52	.09		(3.41)	(3.32)	(.10)	—	(.10)	11.10	(22.94)		175,917.80		.73		59.65
2003[h]	11.10	.05		1.33	1.38	(.09)	—	(.09)	12.39	12.44		180,085.81	[a]	.84	[a]	19.20
Class 2
1999[e]	16.47	.04		4.58	4.62	(.08)	—	(.08)	21.01	28.11	542	1.02	[a]	.22	[a]	41.78
2000	21.01	.03		1.13	1.16	(.08)	(1.16)	(1.24)	20.93	5.46	1,081	1.03		.17		70.16
2001	20.93	.05		(2.12)	(2.07)	(.06)	(4.37)	(4.43)	14.43	(11.43)	5,290	1.03		.30		75.67
2002	14.43	.07		(3.40)	(3.33)	(.10)	—	(.10)	11.00	(23.19)	30,289	1.05		.48		59.65
2003[h]	11.00	.03		1.33	1.36	(.08)	—	(.08)	12.28	12.39	63,651	1.06	[a]	.59	[a]	19.20

Franklin Money Market Fund
Class 1
1998	1.00	.05		—	.05	(.05)	—	(.05)	1.00	5.22		414,341.45	[j]	5.08		—
1999	1.00	.05		—	.05	(.05)	—	(.05)	1.00	4.76		364,028.53		4.64		—
2000	1.00	.06		—	.06	(.06)	—	(.06)	1.00	5.95		274,580.55		5.75		—
2001	1.00	.04		—	.04	(.04)	—	(.04)	1.00	3.91		200,911.56		3.89		—
2002	1.00	.01		—	.01	(.01)	—	(.01)	1.00	1.33		119,819.63		1.37		—
2003[h]	1.00	—	[q]	—	—	—	—	—	1.00	.32		98,545.67	[a]	.65	[a]	—
Class 2
1999[e]	1.00	.04		—	.04	(.04)	—	(.04)	1.00	4.39		8,602.79	[a]	4.51	[a]	—
2000	1.00	.06		—	.06	(.06)	—	(.06)	1.00	5.69		21,609.79		5.59		—
2001	1.00	.04		—	.04	(.04)	—	(.04)	1.00	3.65		952.81		3.52		—
2002	1.00	.01		—	.01	(.01)	—	(.01)	1.00	1.08		479.88		1.12		—
2003[h]	1.00	—	[q]	—	—	—	—	—	1.00	.20		520.92	[a]	.40	[a]	—

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

	Per share operating performance									Ratios/supplemental data
Period ended	Net asset value, beginning of period	Net invest- ment income (loss)[i]	Net realized & unrealized gains (losses)	Total from investment operations	Distributions from net investment income	Distri- butions from net realized gains	Total distri- butions	Net asset value, end of period	Total return[b]	Net assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
Franklin Real Estate Fund
Class 1
1998	$25.60	$1.45	$(5.60)	$(4.15)	$(.94)	$(.58)	$(1.52)	$19.93	(16.82)%	$282,290.54%			5.44%		13.21%
1999	19.93	.88	(1.77)	(.89)	(1.73)	(2.39)	(4.12)	14.92	(6.14)	158,553.58			4.83		10.27
2000	14.92	.84	3.55	4.39	(1.15)	(.69)	(1.84)	17.47	31.95	153,203.60			5.29		16.41
2001	17.47	.74	.65	1.39	(.72)	—	(.72)	18.14	8.19	134,058.59			4.25		34.21
2002	18.14	.75	(.30)	.45	(.54)	—	(.54)	18.05	2.25	112,991.57			4.23		18.13
2003[h]	18.05	.24	2.55	2.79	(.55)	—	(.55)	20.29	15.48	120,774.54		[a]	2.64	[a]	12.30
Class 2
1999[e]	20.21	1.29	(2.50)	(1.21)	(1.73)	(2.39)	(4.12)	14.88	(7.66)	2,449.83		[a]	8.84	[a]	10.27
2000	14.88	.93	3.41	4.34	(1.15)	(.69)	(1.84)	17.38	31.59	23,743.85			5.75		16.41
2001	17.38	.80	.52	1.32	(.71)	—	(.71)	17.99	7.88	95,891.84			4.60		34.21
2002	17.99	.76	(.35)	.41	(.52)	—	(.52)	17.88	2.07	249,116.82			3.98		18.13
2003[h]	17.88	.22	2.51	2.73	(.52)	—	(.52)	20.09	15.31	349,077.79		[a]	2.39	[a]	12.30

Franklin Rising Dividends Securities Fund
Class 1
1998	19.68	.23	1.07	1.30	(.22)	(2.65)	(2.87)	18.11	6.92	751,869.72			1.20		26.44
1999	18.11	.22	(1.57)	(1.35)	(.29)	(2.86)	(3.15)	13.61	(9.70)	450,549.75			1.35		5.32
2000	13.61	.20	2.18	2.38	(.50)	(2.26)	(2.76)	13.23	21.05	363,485.78			1.66		12.26
2001	13.23	.18	1.60	1.78	(.01)	(.81)	(.82)	14.19	13.90	347,336.76			1.36		11.78
2002	14.19	.16	(.30)	(.14)	(.19)	(.29)	(.48)	13.57	(1.32)	292,881.78			1.11		14.06
2003[h]	13.57	.09	.87	.96	(.14)	(.44)	(.58)	13.95	7.01	289,898.77		[a]	1.34	[a]	3.41
Class 2
1999[e]	18.28	.17	(1.74)	(1.57)	(.29)	(2.86)	(3.15)	13.56	(10.84)	549	1.01	[a]	1.15	[a]	5.32
2000	13.56	.17	2.17	2.34	(.46)	(2.26)	(2.72)	13.18	20.71	1,041	1.03		1.44		12.26
2001	13.18	.15	1.58	1.73	(.01)	(.81)	(.82)	14.09	13.57	11,831	1.01		1.13		11.78
2002	14.09	.13	(.31)	(.18)	(.18)	(.29)	(.47)	13.44	(1.58)	63,879	1.03		.86		14.06
2003[h]	13.44	.07	.86	.93	(.13)	(.44)	(.57)	13.80	6.85	126,672	1.02	[a]	1.09	[a]	3.41

Franklin Small Cap Fund
Class 1
1998	15.05	.07	(.20)	(.13)	(.01)	(1.19)	(1.20)	13.72	(.98)	315,460.77			.51		53.01
1999	13.72	(.01)	13.25	13.24	(.08)	(.01)	(.09)	26.87	96.94	488,062.77			(.05)		39.49
2000	26.87	.11	(3.81)	(3.70)	—	(1.92)	(1.92)	21.25	(14.60)	387,474.75			.42		19.49
2001	21.25	.09	(3.28)	(3.19)	(.09)	—	(.09)	17.97	(15.02)	266,694.76			.50		37.94
2002	17.97	(.02)	(5.09)	(5.11)	(.07)	—	(.07)	12.79	(28.52)	164,350.79			(.16)		29.59
2003[h]	12.79	(.01)	1.67	1.66	—	—	—	14.45	12.98	168,766.79		[a]	(.18)[a]		16.48
Class 2
1999[e]	14.25	(.04)	12.68	12.64	(.08)	(.01)	(.09)	26.80	89.05	6,156	1.02	[a]	(.18)[a]		39.49
2000	26.80	.12	(3.86)	(3.74)	—	(1.92)	(1.92)	21.14	(14.76)	301,420	1.00		.49		19.49
2001	21.14	.03	(3.25)	(3.22)	(.07)	—	(.07)	17.85	(15.25)	401,663	1.01		.19		37.94
2002	17.85	(.06)	(5.05)	(5.11)	(.04)	—	(.04)	12.70	(28.68)	415,952	1.04		(.41)		29.59
2003[h]	12.70	(.03)	1.66	1.63	—	—	—	14.33	12.83	586,131	1.04	[a]	(.43)[a]		16.48

Franklin Small Cap Value Securities Fund
Class 1
1998[d]	10.00	.02	(2.23)	(2.21)	—	—	—	7.79	(22.10)	9,013.83		[a]	.95	[a]	22.79
1999	7.79	.05	.08	.13	(.02)	—	(.02)	7.90	1.65	11,320.81			.65		61.23
2000	7.90	.10	1.89	1.99	(.03)	—	(.03)	9.86	25.23	19,455.84			1.13		42.47
2001	9.86	.11	1.29	1.40	(.05)	(.24)	(.29)	10.97	14.21	32,604.77			1.07		40.54
2002	10.97	.07	(1.01)	(.94)	(.05)	(.28)	(.33)	9.70	(9.05)	28,720.76			.63		5.11
2003[h]	9.70	.03	.90	.93	(.03)	—	(.03)	10.60	9.62	29,545.76		[a]	.66	[a]	5.07

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

	Per share operating performance										Ratios/supplemental data
Period ended	Net asset value, beginning of period	Net invest- ment income[i]		Net realized & unrealized gains (losses)	Total from investment operations	Distributions from net investment income	Distri- butions from net realized gains	Total distri- butions	Net asset value, end of period	Total return[b]	Net assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate
Franklin Small Cap Value Securities Fund (cont.)
Class 2
1999[e]	$7.97	$.05		$(.12)	$(.07)	$(.02)	$—	$(.02)	$7.88	(.90)%	$1,263	1.06%[a]		.62%[a]		61.23%
2000	7.88	.08		1.88	1.96	(.03)	—	(.03)	9.81	25.02	7,209	1.09		.90		42.47
2001	9.81	.08		1.28	1.36	(.04)	(.24)	(.28)	10.89	13.79	34,282	1.02		.81		40.54
2002	10.89	.04		(1.00)	(.96)	(.04)	(.28)	(.32)	9.61	(9.26)	125,302	1.01		.38		5.11
2003[h]	9.61	.02		.89	.91	(.02)	—	(.02)	10.50	9.49	198,097	1.01	[a]	.41	[a]	5.07

Franklin U.S. Government Fund
Class 1
1998	13.92	.99		.01	1.00	(1.03)	—	(1.03)	13.89	7.44	710,832.50			6.22		31.34
1999	13.89	.83		(.96)	(.13)	(1.98)	—	(1.98)	11.78	(.94)	515,033.51			6.25		7.90
2000	11.78	.79		.60	1.39	(.01)	—	(.01)	13.16	11.82	424,513.52			6.48		6.28
2001	13.16	.80	[l]	.17 [l]	.97	(.97)	—	(.97)	13.16	7.62	392,453.53			6.06	[l]	35.94	[p]
2002	13.16	.71		.57	1.28	(.83)	—	(.83)	13.61	10.08	382,663.54			5.34		86.86	[p]
2003[h]	13.61	.26		.02	.28	(.72)	—	(.72)	13.17	1.89	359,684.53		[a]	3.83	[a]	49.70	[p]
Class 2
1999[e]	13.89	.77		(.92)	(.15)	(1.96)	—	(1.96)	11.78	(1.10)	1,877.77		[a]	5.95	[a]	7.90
2000	11.78	.77		.57	1.34	(.01)	—	(.01)	13.11	11.39	3,961.77			6.22		6.28
2001	13.11	.75	[l]	.18 [l]	.93	(.96)	—	(.96)	13.08	7.37	23,356.78			5.69	[l]	35.94	[p]
2002	13.08	.66		.57	1.23	(.82)	—	(.82)	13.49	9.77	136,875.79			5.09		86.86	[p]
2003[h]	13.49	.24		.03	.27	(.71)	—	(.71)	13.05	1.82	208,918.78		[a]	3.58	[a]	49.70	[p]

Franklin Zero Coupon Fund - 2005
1998	17.05	1.01		1.03	2.04	(1.10)	(.25)	(1.35)	17.74	12.53	84,487.40		[j]	5.82		3.87
1999	17.74	.98		(2.01)	(1.03)	(2.10)	(.10)	(2.20)	14.51	(5.88)	65,895.65			5.93		15.87
2000	14.51	.93		.84	1.77	(.01)	(.39)	(.40)	15.88	12.56	62,288.66			6.27		32.88
2001	15.88	.94		.42	1.36	(1.04)	(.18)	(1.22)	16.02	8.93	60,233.68			5.87		2.02
2002	16.02	.94		.61	1.55	(1.02)	(.12)	(1.14)	16.43	10.11	71,051.68			5.85		12.63
2003[h]	16.43	.43		(.06)	.37	(.80)	(.06)	(.86)	15.94	2.21	77,515.68		[a]	5.30	[a]	1.25

Franklin Zero Coupon Fund - 2010
Class 1
1998	17.83	1.09		1.39	2.48	(1.11)	(.15)	(1.26)	19.05	14.45	93,515.40		[j]	5.55		15.92
1999	19.05	.99		(3.24)	(2.25)	(2.14)	(.51)	(2.65)	14.15	(12.24)	66,049.65			5.83		19.30
2000	14.15	.94		1.67	2.61	(.02)	(.24)	(.26)	16.50	18.72	56,720.65			6.28		34.39
2001	16.50	.92		(.06)	.86	(1.21)	(.82)	(2.03)	15.33	5.62	51,002.68			5.73		23.68
2002	15.33	.87		2.03	2.90	(.95)	(.67)	(1.62)	16.61	20.10	68,489.68			5.48		19.03
2003[h]	16.61	.42		.70	1.12	(.68)	—	(.68)	17.05	6.72	79,642.67		[a]	4.93	[a]	17.09
Class 2
2003[f]	17.39	.11		.22	.33	(.68)	—	(.68)	17.04	1.87	1,764.92		[a]	4.68	[a]	17.09

Mutual Discovery Securities Fund
Class 1
1998	12.17	.20		(.76)	(.56)	(.17)	(.15)	(.32)	11.29	(5.00)	224,656	1.01	[k]	1.94		93.99
1999	11.29	.17		2.48	2.65	(.37)	—	(.37)	13.57	23.76	202,777	1.01	[k]	1.42		104.69
2000	13.57	.26		1.14	1.40	(.42)	—	(.42)	14.55	10.45	191,051	1.02	[k]	1.80		74.77
2001	14.55	.24		(.08)	.16	(.30)	(1.85)	(2.15)	12.56	.39	164,527	1.02	[k]	1.76		64.58
2002	12.56	.19		(1.28)	(1.09)	(.19)	(.22)	(.41)	11.06	(9.06)	122,011	1.03	[k]	1.55		47.46
2003[h]	11.06	.14		.96	1.10	(.22)	—	(.22)	11.94	9.86	120,429	1.07	[a,k]	2.55	[a]	18.81

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

	Per share operating performance								Total return[b]	Ratios/supplemental data
Period ended	Net asset value, beginning of period	Net invest- ment income[i]	Net realized & unrealized gains (losses)	Total from investment operations	Distributions from net investment income	Distri- butions from net realized gains	Total distri- butions	Net asset value, end of period		Net assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate
Mutual Discovery Securities Fund (cont.)
Class 2
1999[e]	$11.65	$.11	$2.15	$2.26	$(.37)	$—	$(.37)	$13.54	19.68%	$413	1.27%[a]		.94%[a]		104.69%
2000	13.54	.22	1.14	1.36	(.40)	—	(.40)	14.50	10.21	1,035	1.27	[k]	1.59		74.77
2001	14.50	.13	.01	.14	(.29)	(1.85)	(2.14)	12.50	.24	5,681	1.27	[k]	1.03		64.58
2002	12.50	.16	(1.29)	(1.13)	(.18)	(.22)	(.40)	10.97	(9.40)	37,241	1.28	[k]	1.30		47.46
2003[h]	10.97	.13	.96	1.09	(.22)	—	(.22)	11.84	9.78	75,872	1.33	[a,k]	2.29	[a]	18.81

Mutual Shares Securities Fund
Class 1
1998	12.18	.28	(.25)	.03	(.13)	(.12)	(.25)	11.96	.09	482,444.79		[k]	2.60		70.19
1999	11.96	.20	1.41	1.61	(.34)	—	(.34)	13.23	13.40	448,278.79		[k]	1.59		80.02
2000	13.23	.30	1.42	1.72	(.38)	(.33)	(.71)	14.24	13.62	407,063.80		[k]	2.23		66.67
2001	14.24	.21	.86	1.07	(.29)	(.94)	(1.23)	14.08	7.31	399,336.79		[k]	1.42		54.73
2002	14.08	.20	(1.78)	(1.58)	(.12)	(.29)	(.41)	12.09	(11.56)	288,928.80		[k]	1.57		49.80
2003[h]	12.09	.12	1.12	1.24	(.15)	—	(.15)	13.18	10.26	289,048.82		[a,k]	1.93	[a]	27.85
Class 2
1999[e]	12.36	.16	1.07	1.23	(.34)	—	(.34)	13.25	9.91	5,716	1.04	[a]	1.26	[a]	80.02
2000	13.25	.26	1.41	1.67	(.37)	(.33)	(.70)	14.22	13.25	37,087	1.05	[k]	1.96		66.67
2001	14.22	.15	.88	1.03	(.28)	(.94)	(1.22)	14.03	7.04	262,621	1.04	[k]	1.04		54.73
2002	14.03	.16	(1.77)	(1.61)	(.11)	(.29)	(.40)	12.02	(11.81)	589,738	1.05	[k]	1.32		49.80
2003[h]	12.02	.10	1.12	1.22	(.13)	—	(.13)	13.11	10.10	902,267	1.07	[a,k]	1.68		27.85

Templeton Developing Markets Securities Fund[m]
Class 1
1998	6.63	.07	(1.42)	(1.35)	(.09)	(.06)	(.15)	5.13	(20.94)	180,684	1.66		1.67		23.22
1999	5.13	.05	2.67	2.72	(.08)	—	(.08)	7.77	53.84	297,605	1.50		.82		60.27
2000	7.77	.07	(2.52)	(2.45)	(.07)	—	(.07)	5.25	(31.76)	301,645	1.56		1.13		89.48
2001	5.25	.08	(.50)	(.42)	(.05)	—	(.05)	4.78	(8.08)	240,289	1.57		1.64		78.29
2002	4.78	.07	(.06)	.01	(.08)	—	(.08)	4.71	.04	225,454	1.58		1.45		57.91
2003[h]	4.71	.09	.63	.72	(.08)	—	(.08)	5.35	15.20	250,262	1.58	[a]	3.69	[a]	19.31
Class 2
1998	6.62	.07	(1.42)	(1.35)	(.09)	(.06)	(.15)	5.12	(21.03)	17,287	1.91		1.44		23.22
1999	5.12	.03	2.66	2.69	(.07)	—	(.07)	7.74	53.27	49,654	1.75		.52		60.27
2000	7.74	.06	(2.53)	(2.47)	(.05)	—	(.05)	5.22	(32.04)	56,617	1.81		.88		89.48
2001	5.22	.07	(.49)	(.42)	(.04)	—	(.04)	4.76	(8.08)	64,081	1.82		1.37		78.29
2002	4.76	.06	(.06)	—	(.07)	—	(.07)	4.69	(.15)	80,952	1.83		1.20		57.91
2003[h]	4.69	.08	.61	.69	(.06)	—	(.06)	5.32	14.80	91,793	1.83	[a]	3.44	[a]	19.31

Templeton Foreign Securities Fund[n]
Class 1
1998	20.18	.60	1.29	1.89	(.49)	(.89)	(1.38)	20.69	9.33	980,470.86			2.81		29.56
1999	20.69	.33	3.78	4.11	(.57)	(1.98)	(2.55)	22.25	23.61	1,056,798.85			1.69		30.04
2000	22.25	.40	(.95)	(.55)	(.43)	(2.49)	(2.92)	18.78	(2.19)	776,495.87			2.08		32.81
2001	18.78	.23	(5.23)	(5.00)	(.26)	(1.67)	(1.93)	11.85	(15.75)	565,220.90			1.59		20.00
2002	11.85	.22	(2.37)	(2.15)	(.19)	—	(.19)	9.51	(18.40)	397,420.88			1.97		28.12
2003[h]	9.51	.16	.59	.75	(.20)	—	(.20)	10.06	7.69	400,951.88		[a]	3.45	[a]	10.00

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

	Per share operating performance										Ratios/supplemental data
Period ended	Net asset value, beginning of period	Net invest- ment income[i]		Net realized & unrealized gains (losses)	Total from investment operations	Distributions from net investment income	Distri- butions from net realized gains	Total distri- butions	Net asset value, end of period	Total return[b]	Net assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate
Templeton Foreign Securities Fund[n] (cont.)
Class 2
1998	$20.14	$.59		$1.25	$1.84	$(.48)	$(.89)	$(1.37)	$20.61	9.08%	$39,886	1.11%		2.69%		29.56%
1999	20.61	.25		3.78	4.03	(.53)	(1.98)	(2.51)	22.13	23.23	101,365	1.10		1.26		30.04
2000	22.13	.31		(.90)	(.59)	(.38)	(2.49)	(2.87)	18.67	(2.38)	187,115	1.12		1.66		32.81
2001	18.67	.18		(5.21)	(5.03)	(.23)	(1.67)	(1.90)	11.74	(15.99)	225,505	1.15		1.32		20.00
2002	11.74	.17		(2.32)	(2.15)	(.17)	—	(.17)	9.42	(18.56)	299,760	1.13		1.72		28.12
2003[h]	9.42	.15		.57	.72	(.18)	—	(.18)	9.96	7.58	397,059	1.13	[a]	3.20	[a]	10.00

Templeton Global Asset Allocation Fund[o]
Class 1
1998	22.35	.69		.75	1.44	(.66)	(.67)	(1.33)	22.46	6.41	692,163.78			2.88		43.18
1999	22.46	.44		3.78	4.22	(.50)	(2.81)	(3.31)	23.37	22.86	671,549.74			2.06		45.34
2000	23.37	.44		(.45)	(.01)	(.52)	(3.62)	(4.14)	19.22	.29	628,244.81			2.20		30.32
2001	19.22	.38	[l]	(2.16)[l]	(1.78)	(.26)	(1.67)	(1.93)	15.51	(9.72)	501,074.81			2.28	[l]	35.63
2002	15.51	.39		(1.01)	(.62)	(.30)	—	(.30)	14.59	(4.17)	425,470.81			2.56		27.27
2003[h]	14.59	.25		1.44	1.69	(.45)	—	(.45)	15.83	11.46	462,963.83		[a]	3.39	[a]	24.85
Class 2
1998	22.32	.63		.74	1.37	(.64)	(.67)	(1.31)	22.38	6.10	15,763	1.03		2.61		43.18
1999	22.38	.36		3.80	4.16	(.46)	(2.81)	(3.27)	23.27	22.54	20,962.99			1.71		45.34
2000	23.27	.37		(.43)	(.06)	(.46)	(3.62)	(4.08)	19.13	.04	32,346	1.07		1.91		30.32
2001	19.13	.33	[l]	(2.15)[l]	(1.82)	(.23)	(1.67)	(1.90)	15.41	(9.95)	38,974	1.06		1.99	[l]	35.63
2002	15.41	.34		(1.00)	(.66)	(.26)	—	(.26)	14.49	(4.39)	39,926	1.06		2.31		27.27
2003[h]	14.49	.23		1.42	1.65	(.41)	—	(.41)	15.73	11.35	44,745	1.08	[a]	3.14	[a]	24.85

Templeton Global Income Securities Fund
Class 1
1998	12.97	1.07		(.19)	.88	(.98)	—	(.98)	12.87	7.08	150,941.63			6.86		84.17
1999	12.87	.68		(1.42)	(.74)	(1.06)	—	(1.06)	11.07	(5.79)	90,537.65			5.65		80.76
2000	11.07	.68		(.20)	.48	(.02)	—	(.02)	11.53	4.32	81,171.72			6.22		40.43
2001	11.53	.59	[l]	(.32)[l]	.27	(.41)	—	(.41)	11.39	2.55	63,781.71			5.22	[l]	122.45
2002	11.39	.59		1.83	2.42	(.14)	—	(.14)	13.67	21.44	50,622.73			4.88		27.91
2003[h]	13.67	.34		1.64	1.98	(1.17)	—	(1.17)	14.48	14.35	52,995.74		[a]	4.68	[a]	24.09
Class 2
1999[e]	12.93	.60		(1.44)	(.84)	(1.05)	—	(1.05)	11.04	(6.53)	443.91		[a]	5.36	[a]	80.76
2000	11.04	.65		(.19)	.46	(.02)	—	(.02)	11.48	4.14	1,237.97			5.94		40.43
2001	11.48	.55	[l]	(.31)[l]	.24	(.39)	—	(.39)	11.33	2.24	1,286.96			4.95	[l]	122.45
2002	11.33	.54		1.84	2.38	(.12)	—	(.12)	13.59	21.15	2,119.98			4.63		27.91
2003[h]	13.59	.32		1.62	1.94	(1.15)	—	(1.15)	14.38	14.18	4,466.99		[a]	4.43	[a]	24.09

Templeton Growth Securities Fund
Class 1
1998	15.34	.35		.98	1.33	(.41)	(1.49)	(1.90)	14.77	8.98	747,080.88			2.27		32.30
1999	14.77	.28		2.66	2.94	(.36)	(1.72)	(2.08)	15.63	21.04	708,310.88			1.87		46.54
2000	15.63	.30		(.15)	.15	(.27)	(1.75)	(2.02)	13.76	1.74	1,163,637.88			2.18		69.67
2001	13.76	.26		(.36)	(.10)	(.28)	(2.29)	(2.57)	11.09	(.98)	966,725.85			2.13		31.05
2002	11.09	.17		(2.13)	(1.96)	(.24)	(.22)	(.46)	8.67	(18.32)	665,537.87			1.69		30.67
2003[h]	8.67	.12		.75	.87	(.16)	—	(.16)	9.38	9.99	674,469.89		[a]	2.77	[a]	16.32
Class 2
1999[e]	15.34	.17		2.17	2.34	(.36)	(1.72)	(2.08)	15.60	16.35	4,483	1.14	[a]	1.17	[a]	46.54
2000	15.60	.25		(.15)	.10	(.26)	(1.75)	(2.01)	13.69	1.47	79,043	1.12		1.87		69.67
2001	13.69	.21		(.34)	(.13)	(.26)	(2.29)	(2.55)	11.01	(1.31)	113,925	1.10		1.80		31.05
2002	11.01	.13		(2.10)	(1.97)	(.23)	(.22)	(.45)	8.59	(18.49)	190,054	1.12		1.44		30.67
2003[h]	8.59	.11		.75	.86	(.15)	—	(.15)	9.30	9.82	296,647	1.14	[a]	2.52	[a]	16.32

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

[a]	Annualized
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period February 12, 2001 (effective date) to December 31, 2001.
[d]	For the period May 1, 1998 (effective date) to December 31, 1998.
[e]	For the period January 6, 1999 (effective date) to December 31, 1999.
[f]	For the period May 12, 2003 (effective date) to June 30, 2003.
[g]	For the period May 1, 2000 (effective date) to December 31, 2000.
[h]	For the six months ended June 30, 2003 (unaudited).
[i]	Based on average shares outstanding effective year ended December 31, 1999, except for the Franklin Money Market Fund.
[j]	During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and may assume payment of other expenses incurred by certain funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Franklin Money Market Fund		Franklin Zero Coupon Fund - 2005		Franklin Zero Coupon Fund - 2010
1998	.53%	1998	.66%	1998	.66%

[k]	Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been as follows:

Mutual Discovery Securities Fund		Mutual Shares Securities Fund
Class 1		Class 1
1998	1.00%	1998	.77%
1999	.99	1999	.77
2000	.98	2000	.77
2001	1.00	2001	.78
2002	1.02	2002	.79
2003[h]	1.03	2003[h]	.80
Class 2		Class 2
2000	1.23	2000	1.02
2001	1.25	2001	1.03
2002	1.27	2002	1.04
2003[h]	1.29	2003[h]	1.05

[l]	Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows (data prior to January 1, 2001 has not been restated for this accounting policy change):

	Franklin Growth and Income Securities Fund	Franklin High Income Fund	Franklin Income Securities Fund	Franklin U.S. Government Fund	Templeton Global Asset Allocation Fund	Templeton Global Income Securities Fund
Class 1
Net investment income (loss) per share	$(.026)	$(.004)	$.008	$.016	$(.018)	$(.059)
Net realized and unrealized gains (losses) per share	.026	.004	(.008)	(.016)	.018	.059
Ratio of net investment income to average net assets	(.17)%	(.05)%	.06%	.12%	(.10)%	(.53)%

Class 2
Net investment income (loss) per share	$(.026)	$(.004)	$.008	$.016	$(.018)	$(.059)
Net realized and unrealized gains (losses) per share	.026	.004	(.008)	(.016)	.018	.059
Ratio of net investment income to average net assets	(.17)%	(.05)%	.06%	.12%	(.10)%	(.53)%

[m]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[n]	Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of a merger on May 1, 2000.
[o]	Financial highlights presented reflect historical financial information from TVP - Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
[p]	Excluding mortgage dollar roll transactions, the portfolio turnover rate would have been as follows:

Franklin Income Securities Fund		Franklin U.S. Government Fund
2002	43.65%	2001	28.26%
2003	19.13%	2002	38.47%
		2003	35.88%

See Note 1(k) regarding mortgage dollar rolls.
[q]	Includes net investment income and distributions from net investment income in the amount of $.003 and $.002 for Class 1 and Class 2, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Aggressive Growth Securities Fund	SHARES	VALUE
Common Stocks 91.3%
Commercial Services 1.6%
[a]Lamar Advertising Co., A	2,500	$88,025

Communications 1.5%
[a]AT&T Wireless Services Inc.	10,100	82,921

Consumer Durables 2.9%
Polaris Industries Inc.	1,400	85,960
Thor Industries Inc	1,800	73,476

		159,436

Consumer Services 5.9%
[a]Entercom Communications Corp.	1,600	78,416
[a]Entravision Communications Corp.	8,100	91,935
[a]Univision Communications Inc., A	2,300	69,920
[a]Viacom Inc., B	2,000	87,320

		327,591

Distribution Services 1.6%
[a]United Natural Foods Inc.	3,100	87,234

Electronic Technology 19.7%
[a]Applied Materials Inc.	4,900	77,714
[a]Avocent Corp.	2,000	59,860
[a]Dell Computer Corp.	2,400	76,704
[a]Intersil Corp.	3,200	85,152
[a]L-3 Communications Holdings Inc.	2,100	91,329
[a]Lam Research Corp.	4,300	78,303
[a]Lexmark International Inc.	700	49,539
Microchip Technology Inc.	3,600	88,668
Rockwell Automation Inc.	3,900	92,976
[a]Semtech Corp.	4,000	56,960
[a]Tektronix Inc.	5,800	125,280
[a]Varian Semiconductor Equipment Associates Inc.	2,600	77,376
[a]Vitesse Semiconductor Corp.	14,500	71,340
[a]Xicor Inc.	9,000	56,430

		1,087,631

Energy Minerals 1.4%
[a]Premcor Inc.	3,500	75,425

Finance 5.5%
AMBAC Financial Group Inc.	1,300	86,125
Arthur J. Gallagher & Co.	3,000	81,600
Investors Financial Services Corp.	3,100	89,931
[a]Montpelier Re Holdings Ltd. (Bermuda)	1,500	47,400

		305,056

Health Services 6.6%
[a]Accredo Health Inc.	3,600	78,480
[a]Anthem Inc.	1,100	84,865
[a]Caremark RX Inc.	3,300	84,744
[a]Quest Diagnostics Inc.	1,300	82,940
[a]Select Medical Corp.	1,400	34,762

		365,791

Health Technology 10.9%
[a]Abgenix Inc.	5,200	54,548
[a]Boston Scientific Corp.	1,300	79,430
[a]CIMA Labs Inc.	3,300	88,737
[a]Cubist Pharmaceuticals Inc.	5,000	53,300
[a]Forest Laboratories Inc.	1,200	65,700

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Aggressive Growth Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Health Technology (cont.)
[a]IDEC Pharmaceuticals Corp.	2,200	$74,800
[a]InterMune Inc.	4,100	66,051
Pfizer Inc.	3,500	119,525

		602,091

Industrial Services 3.0%
[a]Patterson UTI Energy Inc.	2,900	93,960
[a]Weatherford International Ltd.	1,700	71,230

		165,190

Process Industries 1.7%
Cabot Corp.	3,200	91,840

Producer Manufacturing 2.6%
Borg Warner Inc.	1,100	70,840
Lennox International Inc.	5,500	70,785

		141,625

Retail Trade 8.3%
[a]Chico’s FAS Inc.	3,700	77,885
[a]Cost Plus Inc.	2,700	96,282
[a]Gymboree Corp.	5,100	85,578
Ross Stores Inc.	1,900	81,206
[a]Tuesday Morning Corp.	3,300	86,790
[a]Williams-Sonoma Inc.	1,100	32,120

		459,861

Technology Services 16.4%
[a]Accenture Ltd., A (Bermuda)	5,000	90,450
[a]Affiliated Computer Services Inc., A	2,085	95,347
[a]Ask Jeeves Inc.	3,600	49,500
[a]Cognizant Technology Solutions Corp., A	4,100	99,876
[a]Cognos Inc. (Canada)	2,800	75,600
[a]Inforte Corp.	2,348	18,502
[a]Intuit Inc.	1,700	75,701
Microsoft Corp.	5,300	135,733
[a]National Instruments Corp.	2,200	83,116
Paychex Inc.	1,600	46,896
[a]Verity Inc.	5,500	69,630
[a]Yahoo! Inc.	1,900	62,244

		902,595

Transportation 1.7%
[a]Forward Air Corp.	3,800	96,406

Total Common Stocks (Cost $4,616,784)		5,038,718

Short Term Investment (Cost $526,290) 9.5%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	526,290	526,290

Total Investments (Cost $5,143,074) 100.8%		5,565,008
Other Assets, less Liabilities (.8)%		(44,849)

Net Assets 100.0%		$5,520,159

[a]	Non-income producing
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Global Communications Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks 94.3%
Broadcasting 4.9%
[a]Clear Channel Communications Inc.	United States	78,600	$3,331,854
[a]Cox Radio Inc., A	United States	14,500	335,095
[a]Radio One Inc., D	United States	32,100	570,417
Television Francaise 1	France	71,400	2,197,402
[a]Westwood One Inc.	United States	13,100	444,483

			6,879,251

Cable/Satellite TV 1.0%
[a]Liberty Media Corp., A	United States	118,200	1,366,392

Commercial Printing/Forms 2.1%
R.R. Donnelley & Sons Co.	United States	111,900	2,925,066

Computer Communications 1.5%
[a]3Com Corp.	United States	447,200	2,092,896

Data Processing Services 3.8%
[a]Convergys Corp.	United States	154,200	2,467,200
First Data Corp.	United States	66,400	2,751,616

			5,218,816

Electronic Equipment/Instruments 2.4%
[a]Tektronix Inc.	United States	156,900	3,389,040

Electronics/Appliance Stores 1.8%
RadioShack Corp.	United States	92,700	2,438,937

Financial Publishing/Services 4.7%
[a]Dun & Bradstreet Corp.	United States	51,900	2,133,090
Equifax Inc.	United States	90,200	2,345,200
The McGraw-Hill Cos. Inc.	United States	33,400	2,070,800

			6,549,090

Internet Retail 2.7%
[a]Interactive Corp.	United States	94,800	3,751,236

Internet Software/Services 3.1%
[a]Check Point Software Technologies Ltd.	Israel	81,600	1,595,280
[a]Overture Services Inc.	United States	85,200	1,544,676
[a]United Online Inc.	United States	48,100	1,218,854

			4,358,810

Major Telecommunications 23.3%
[a]Alaska Communications Systems Holdings Inc.	United States	180,800	636,416
[a]Allstream Inc., B	Canada	4,500	152,554
Alltel Corp.	United States	66,400	3,201,808
BellSouth Corp.	United States	106,200	2,828,106
Hellenic Telecommunications Organization SA	Greece	173,400	2,050,987
[a]Koninklijke KPN NV	Netherlands	295,100	2,090,889
KT Corp.	South Korea	54,400	2,126,815
Portugal Telecom SGPS SA, ADR	Portugal	245,404	1,752,185
PT Telekomunikasi Indonesia TBK, B	Indonesia	2,197,000	1,231,651
Telecom Corp. of New Zealand Ltd.	New Zealand	1,379,947	4,233,338
Telefonica SA, ADR	Spain	97,656	3,420,011
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	95,400	2,997,468
Telstra Corp. Ltd.	Australia	1,164,607	3,436,594
Verizon Communications Inc.	United States	60,700	2,394,615

			32,553,437

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Global Communications Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Media Conglomerates 3.5%
[a]Viacom Inc., B	United States	46,400	$2,025,824
The Walt Disney Co.	United States	146,000	2,883,500

			4,909,324

Packaged Software 1.9%
Microsoft Corp.	United States	105,000	2,689,050

Publishing: Books/Magazines 1.6%
Readers Digest Association Inc., A	United States	167,900	2,263,292

Publishing: Newspapers 6.4%
Dow Jones & Co. Inc.	United States	49,900	2,147,197
Gannett Co. Inc.	United States	28,500	2,189,085
Knight-Ridder Inc.	United States	33,300	2,295,369
The New York Times Co., A	United States	51,000	2,320,500

			8,952,151

Semiconductors 4.4%
[a]Integrated Device Technology Inc.	United States	129,100	1,426,555
[a]Micrel Inc.	United States	102,200	1,061,858
Samsung Electronics Co. Ltd.	South Korea	7,900	2,347,844
[a]Semtech Corp.	United States	94,100	1,339,984

			6,176,241

Specialty Telecommunications 3.0%
CenturyTel Inc.	United States	73,700	2,568,445
[a]Citizens Communications Co., B	United States	64,400	830,116
[a]Mahanagar Telephone Nigam Ltd.	India	328,300	801,499

			4,200,060

Telecommunications Equipment 8.2%
[a]Comverse Technology Inc.	United States	54,700	822,141
Motorola Inc.	United States	233,600	2,202,848
Nokia Corp., ADR	Finland	116,700	1,917,381
[a]Polycom Inc.	United States	176,000	2,439,360
[a]Powerwave Technologies Inc.	United States	308,600	1,934,922
[a]Telefonaktiebolaget LM Ericsson AB, B, ADR	Sweden	205,300	2,182,339

			11,498,991

Wireless Communications 14.0%
AT&T Wireless Services Inc.	United States	304,043	2,496,193
China Mobile (Hong Kong) Ltd., ADR	China	125,600	1,478,312
[a]Dobson Communications Corp., A	United States	124,300	677,435
[a]Europolitan Holdings AB	Sweden	273,500	1,605,819
[a]NII Holdings Inc., B	United States	30,900	1,182,543
SK Telecom Co. Ltd., ADR	South Korea	133,800	2,523,468
Smartone Telecommunications Holdings Ltd.	Hong Kong	1,031,000	1,176,676
[a]Sprint Corp. (PCS Group)	United States	648,200	3,727,150
Vodafone Group PLC, ADR	United Kingdom	102,800	2,020,020
[a]Western Wireless Corp., A	United States	226,800	2,615,004

			19,502,620

Total Common Stocks (Cost $129,553,183)			131,714,700

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Global Communications Securities Fund	COUNTRY	PRINCIPAL AMOUNT	VALUE
Repurchase Agreement (Cost $9,053,320) 6.5%
[b]Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $9,053,597)	United States	$9,053,320	$9,053,320
ABN AMRO Bank, N.V., New York Branch (Maturity Value $828,495)
Banc of America Securities LLC (Maturity Value $828,495)
Banc One Capital Markets Inc. (Maturity Value $368,210)
Barclays Capital Inc. (Maturity Value $828,495)
Bear, Stearns & Co, Inc. (Maturity Value $736,420)
BNP Paribas Securities Corp. (Maturity Value $828,495)
Deutsche Bank Securities Inc. (Maturity Value $552,360)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $828,495)
Goldman, Sachs & Co. (Maturity Value $828,495)
Lehman Brothers Inc. (Maturity Value $768,647)
Morgan Stanley & Co. Inc. (Maturity Value $828,495)
UBS securities LLC (Maturity Value $828,495)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $138,606,503) 100.8%			140,768,020
Other Assets, less Liabilities (.8)%			(1,168,537)

Net Assets 100.0%			$139,599,483

[a]	Non-income producing
[b]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Growth and Income Securities Fund	SHARES	VALUE
Common Stocks 91.7%
Commercial Services 2.6%
The McGraw-Hill Cos. Inc.	50,500	$3,131,000
R.R. Donnelley & Sons Co.	414,200	10,827,188

		13,958,188

Communications 7.2%
Alltel Corp.	63,000	3,037,860
BellSouth Corp.	432,900	11,528,127
SBC Communications Inc.	466,472	11,918,359
Verizon Communications Inc.	203,922	8,044,723
Vodafone Group PLC, ADR (United Kingdom)	227,500	4,470,375

		38,999,444

Consumer Durables 1.0%
Stanley Works	194,600	5,370,960

Consumer Non-Durables 6.2%
Altria Group Inc.	184,400	8,379,136
Kimberly-Clark Corp.	199,800	10,417,572
Loews Corp. - Carolina Group	127,700	3,447,900
Sara Lee Corp.	589,800	11,094,138

		33,338,746

Consumer Services 3.5%
Dow Jones & Co. Inc.	117,300	5,047,419
McDonald’s Corp.	330,600	7,293,036
The Walt Disney Co.	332,900	6,574,775

		18,915,230

Electronic Technology 8.6%
Diebold Inc.	134,600	5,821,450
General Dynamics Corp.	106,000	7,685,000
Hewlett-Packard Co.	188,000	4,004,400
Motorola Inc.	980,300	9,244,229
Nokia Corp., ADR (Finland)	244,000	4,008,920
Raytheon Co.	256,800	8,433,312
Rockwell Automation Inc.	307,400	7,328,416

		46,525,727

Energy Minerals 9.9%
BP PLC, ADR (United Kingdom)	341,500	14,349,830
ChevronTexaco Corp.	227,958	16,458,568
Exxon Mobil Corp.	251,444	9,029,354
Petrochina Co. Ltd., ADR (China)	76,700	2,316,340
Shell Transport & Trading Co. PLC, ADR (United Kingdom)	290,300	11,568,455

		53,722,547

Finance 22.6%
Aegon NV, ADR (Netherlands)	326,552	3,278,582
Arthur J. Gallagher & Co.	250,300	6,808,160
Bank of America Corp.	88,000	6,954,640
CIT Group Inc.	277,000	6,828,050
Citigroup Inc.	346,900	14,847,320
Fannie Mae	134,200	9,050,448
Fleet Boston Financial Corp.	286,400	8,508,944
Jefferson-Pilot Corp.	118,300	4,904,718
JP Morgan Chase & Co.	270,770	9,254,919
KeyCorp	159,800	4,038,146
MetLife Inc.	128,304	3,633,569
Morgan Stanley	157,000	6,711,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Growth and Income Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Finance (cont.)
National Commerce Financial Corp.	269,700	$5,984,643
St. Paul Cos. Inc.	178,800	6,527,988
U.S. Bancorp	350,000	8,575,000
Washington Mutual Inc.	261,000	10,779,300
Wells Fargo & Co.	106,000	5,342,400

		122,028,577

Health Services .5%
CIGNA Corp.	52,500	2,464,350

Health Technology 8.1%
Abbott Laboratories	162,600	7,115,376
Bristol-Myers Squibb Co.	101,400	2,753,010
Merck & Co. Inc.	80,400	4,868,220
Pall Corp.	293,900	6,612,750
Pfizer Inc.	243,200	8,305,280
Schering-Plough Corp.	281,000	5,226,600
Wyeth	199,200	9,073,560

		43,954,796

Non-Energy Minerals .9%
Alcoa Inc.	200,400	5,110,200

Process Industries 2.8%
Dow Chemical Co.	174,900	5,414,904
E.I. du Pont de Nemours and Co.	234,200	9,752,088

		15,166,992

Producer Manufacturing 8.7%
Delphi Corp.	560,500	4,837,115
Dover Corp.	127,800	3,828,888
Emerson Electric Co.	99,100	5,064,010
General Electric Co.	415,700	11,922,276
Honeywell International Inc.	308,700	8,288,595
Pitney Bowes Inc.	223,200	8,573,112
United Technologies Corp.	59,900	4,242,717

		46,756,713

Real Estate .7%
Vornado Realty Trust	84,300	3,675,480

Retail Trade 2.7%
J.C. Penney Co. Inc.	287,400	4,842,690
Limited Brands Inc.	185,000	2,867,500
May Department Stores Co.	126,900	2,824,794
Nordstrom Inc.	215,700	4,210,464

		14,745,448

Technology Services 1.7%
Automatic Data Processing Inc.	157,200	5,322,792
Electronic Data Systems Corp.	188,300	4,039,035

		9,361,827

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Growth and Income Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Utilities 4.0%
American Electric Power Co. Inc.	100,000	$2,983,000
FirstEnergy Corp.	233,800	8,989,610
Pinnacle West Capital Corp.	144,900	5,426,505
PPL Corp.	38,800	1,668,400
Progress Energy Inc.	62,800	2,756,920

		21,824,435

Total Common Stocks (Cost $439,821,764)		495,919,660

Convertible Preferred Stocks 4.0%
Finance 1.0%
Prudential Financial Inc., 6.75% cvt. pfd.	98,000	5,483,100

Retail Trade 1.1%
Toys R Us Inc., 6.25%, cvt. pfd.	147,600	5,741,640

Utilities 1.9%
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E	249,100	5,231,100
Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES	164,800	5,240,558

		10,471,658

Total Convertible Preferred Stocks (Cost $23,159,720)		21,696,398

	PRINCIPAL AMOUNT
Convertible Bonds (Cost $4,276,366) .9%
Distribution Services
Amerisource Health Corp., cvt., 5.00%, 12/01/07	$3,350,000	4,815,625

Total Long Term Investments (Cost $467,257,850)		522,431,683

Repurchase Agreement (Cost $17,708,379) 3.3%
[a]Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $17,708,922)	17,708,379	17,708,379
ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,620,543)
Banc of America Securities LLC (Maturity Value $1,620,543)
Banc One Capital Markets Inc. (Maturity Value $720,222)
Barclays Capital Inc. (Maturity Value $1,620,543)
Bear, Stearns & Co. Inc. (Maturity Value $1,440,444)
BNP Paribas Securities Corp. (Maturity Value $1,620,543)
Deutsche Bank Securities Inc. (Maturity Value $1,080,421)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,620,543)
Goldman, Sachs & Co. (Maturity Value $1,620,543)
Lehman Brothers Inc. (Maturity Value $1,503,491)
Morgan Stanley & Co. Inc. (Maturity Value $1,620,543)
UBS Securities LLC (Maturity Value $1,620,543)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $484,966,229) 99.9%		540,140,062
Other Assets, less Liabilities .1%		657,995

Net Assets 100.0%		$540,798,057

[a]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin High Income Fund	COUNTRY	SHARES/ WARRANTS	VALUE
Common Stocks and Warrants 1.6%
Communications .9%
[a]Arch Wireless Inc., A	United States	1,321	$9,181
[a]Call-Net Enterprises Inc., B	Canada	47,553	123,638
[a]ICG Communications Inc.	United States	8,144	66,781
[a]ICG Communications Inc., wts., 2/20/49	United States	1,320	495
[a]ICO Global Communications Holdings Ltd.	United States	300,767	255,652
[a]ICO Global Communications Holdings Ltd., wts., 5/16/06	United States	75,434	377
[a]ICO Global Communications Holdings Ltd., wts., 5/16/06	United States	112	—
[a]International Wireless Communications Holdings Inc.	United States	377,088	3,771
[a]Leap Wireless International Inc., wts., 144A, 4/15/10	United States	3,600	3,600
[a]Loral Space & Communications Ltd., wts., 1/15/07	United States	1,500	15
[a]Metrocall Holdings Inc.	United States	4,620	499,006
[a]NII Holdings Inc., B	United States	9,569	366,206
[a,b]Poland Telecom Finance, wts., 144A, 12/01/07	Poland	8,000	—

			1,328,722

Consumer Durables
[a]Pillowtex Corp.	United States	3,704	1,037
[a]Pillowtex Corp., wts., 11/24/09	United States	19,498	585

			1,622

Consumer Services
[a]Jack in the Box Inc.	United States	210	4,683

Industrial Services .1%
[a]Transocean Inc., wts., 144A, 5/01/09	United States	1,500	84,712

Producer Manufacturing
[a]Goss Holdings Inc., B	United States	44,604	—

Technology Services .6%
[a]Anacomp Inc., A	United States	52,000	865,800

Utilities
[a]Empire Gas Corp., wts., 7/15/04	United States	6,900	—

Total Common Stocks and Warrants (Cost $11,408,764)			2,285,539

Preferred Stocks 1.5%
Communications
[a]Metrocall Holdings Inc., 15.00%, pfd., A	United States	3,982	44,797

Health Services 1.4%
Fresenius Medical Care Capital Trust 7.875%, pfd.	Germany	2,000,000	2,110,000

Process Industries .1%
[c]Asia Pulp & Paper Co. Ltd., 12.00%, pfd.	Indonesia	4,500,000	56,250

Total Preferred Stocks (Cost $6,455,557)			2,211,047

		PRINCIPAL AMOUNT[g]
Bonds 89.4%
Commercial Services .4%
American Color Graphics, 144A, 10.00%, 6/15/10	United States	$600,000	600,000
[c,e]Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11	United States	2,000,000	30,000

			630,000

Communications 9.0%
[d,e]American Cellular Corp., senior sub. note, 9.50%, 10/15/09	United States	1,500,000	757,500
Crown Castle International Corp., senior note, 9.375%, 8/01/11	United States	1,000,000	1,035,000
Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08	United States	2,000,000	2,150,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin High Income Fund	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
Bonds (cont.)
Communications (cont.)
Millicom International Cellular SA, 144A, 11.00%, 6/01/06	Luxembourg	$1,440,000	$1,432,800
Nextel Communications Inc., senior disc. note, 9.75%, 10/31/07	United States	1,700,000	1,768,000
Nextel Partners Inc., 8.125%, 7/01/11, 144A	United States	700,000	701,750
Nextel Partners Inc., senior note, 11.00%, 3/15/10	United States	1,000,000	1,090,000
[c]Nextlink Communications Inc., senior note, 9.625%, 10/01/07	United States	1,400,000	8,750
[c]Nextlink Communications Inc., senior note, 9.00%, 3/15/08	United States	3,600,000	22,500
Nortel Networks Corp., 6.875%, 9/01/23	Canada	1,200,000	1,062,000
Triton PCS Inc., senior note, 144A, 8.50%, 6/01/13	United States	1,200,000	1,296,000
US West Communications Inc., 6.875%, 9/15/33	United States	2,000,000	1,850,000

			13,174,300

Consumer Durables 5.2%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	2,000,000	2,260,000
General Motors, 8.25%, 7/15/23	United States	1,200,000	1,196,436
Sealy Mattress Co., Senior Disc. Note, B, 10.875%, 12/15/07	United States	2,000,000	2,050,000
True Temper Sports Inc., senior sub. note, B, 10.875%, 12/01/08	United States	2,000,000	2,140,000

			7,646,436

Consumer Non-Durables 2.4%
Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09	United States	1,000,000	1,120,000
Philip Morris Cos. Inc., 7.75%, 1/15/27	United States	1,500,000	1,612,227
Smithfield Foods Inc., 144A, 7.75%, 5/15/13	United States	700,000	754,250
[c]Styling Technology Corp., senior sub. note, 10.875%, 7/01/08	United States	3,000,000	12,780

			3,499,257

Consumer Services 17.9%
[c,e]Adelphia Communications Corp., senior note, 10.25%, 6/15/11	United States	2,500,000	1,612,500
Aztar Corp., senior sub. note, 8.875%, 5/15/07	United States	1,500,000	1,573,125
[c]Callahan NordRhein-Westfalen, senior note, 14.00%, 7/15/10	United States	2,750,000	123,750
Chancellor Media Corp., senior note, 8.00%, 11/01/08	United States	1,500,000	1,751,250
Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09	United States	1,500,000	1,612,500
Diamond Holdings PLC, senior note, 9.125%, 2/01/08	United Kingdom	1,500,000	1,396,875
DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13	United States	1,400,000	1,568,000
Echostar DBS Corp., senior note, 10.375%, 10/01/07	United States	2,000,000	2,225,000
Granite Broadcasting Corp., senior sub. note, 10.375%, 5/15/05	United States	1,500,000	1,503,750
Hollywood Park, B, 9.25%, 2/15/07	United States	1,600,000	1,584,000
Host Marriott LP, senior note, 9.50%, 1/15/07	United States	1,500,000	1,620,000
Lin Television Corp., senior sub. note, 144A, 6.50%, 5/15/13	United States	1,400,000	1,403,500
Meristar Hospitality Corp., senior note, 10.50%, 6/15/09	United States	1,300,000	1,335,750
Park Place Entertainment Corp., senior sub. note 7.875%, 3/15/10	United States	2,000,000	2,160,000
Royal Caribbean Cruises, senior note, 8.00%, 5/15/10	United States	800,000	836,000
Six Flags Inc., senior note, 8.875%, 2/01/10	United States	1,700,000	1,640,500
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10	United States	1,400,000	1,547,000
Vivendi Universal, senior note, 144A, 9.25%, 4/15/10	France	700,000	799,750

			26,293,250

Electric Utilities .4%
PG&E Corp., 6.875%, 7/15/08	United States	600,000	624,750

Electronic Technology 3.5%
Flextronics International Ltd., 144A, 6.50%, 5/15/13	United States	2,000,000	1,935,000
ON Semiconductor Corp., 13.00%, 5/15/08	United States	2,000,000	2,030,000
Solectron Corp., senior note, 9.625%, 2/15/09	United States	700,000	745,500
Titan Corp., senior sub. note, 144A, 8.00%, 5/15/11	United States	400,000	426,000

			5,136,500

Energy Minerals .9%
Peabody Energy Corp., senior note, 144A, 6.875%, 3/15/13	United States	1,300,000	1,368,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin High Income Fund	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
Bonds (cont.)
Finance 3.6%
Arch Western Finance, senior note, 144A, 6.75%, 7/01/13	United States	$1,300,000	$1,339,000
Corrections Corp. of America, senior note, 9.875%, 5/01/09	United States	1,400,000	1,569,750
Corrections Corp of America, senior note, 7.50%, 5/01/11	United States	300,000	315,000
Forest City Enterprises., senior note, 7.625%, 6/01/25	United States	1,200,000	1,264,500
Western Financial Bank-FSB, sub. deb., 9.625%, 5/15/12	United States	800,000	868,000

			5,356,250

Health Services 3.1%
[d]Healthsouth Corp., 8.50%, 2/01/08	United States	1,600,000	1,264,000
[c,e]Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08	United States	2,750,000	1,196,250
United Surgical Partners, senior sub. note, 10.00%, 12/15/11	United States	2,000,000	2,170,000

			4,630,250

Health Technology 1.4%
Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11	United States	2,000,000	2,100,000

Industrial Services 6.1%
Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09	United States	2,000,000	2,135,000
Grant Prideco Escrow, senior note, 9.00%, 12/15/09	United States	700,000	780,500
Gulfterra Energy Partners, senior sub. note, 144A, 10.625%, 12/01/12	United States	1,500,000	1,740,000
SESI L.L.C., senior note, 8.875%, 5/15/11	United States	1,500,000	1,620,000
Universal Compression Inc., senior note, 144A, 7.25%, 5/15/10	United States	500,000	520,000
URS Corp., senior sub. note, 12.25%, 5/01/09	United States	1,500,000	1,485,000
Williams Cos Inc., senior note, 8.625%, 6/01/10	United States	600,000	630,000

			8,910,500

Non-Energy Minerals 1.4%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08	United States	2,000,000	2,030,000

Process Industries 10.8%
Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05	United States	2,000,000	2,000,000
Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07	United States	1,697,000	1,620,635
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08	United States	2,000,000	2,000,000
Jefferson Smurfit Corp., senior note, 144A, 7.50%, 6/01/13	United States	1,800,000	1,845,000
Lyondell Chemicals Co., 144A, 10.50%, 6/01/13	United States	2,000,000	2,010,000
MDP Acquisitions PLC, senior note, 144A, 9.625%, 10/01/12	Irish Republic	1,200,000	1,332,000
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	1,500,000	1,425,000
Pliant Corp., senior sub. note, 13.00%, 6/01/10	United States	2,000,000	1,890,000
[c]Polysindo International Finance Co., BV, secured note, 9.375%, 7/30/07	Indonesia	4,250,000	191,250
[c]Tjiwi Kimia FN Mauritius, senior note, 10.00%, 8/01/04	Indonesia	2,000,000	650,000
United Industries Corp., senior sub. note, 144A, 9.875%, 4/01/09	United States	900,000	954,000

			15,917,885

Producer Manufacturing 9.6%
Cummins Inc., 144A, 9.50%, 12/01/10	United States	500,000	570,000
Dana Corp., 9.00%, 8/15/11	United States	2,000,000	2,175,000
[c]Goss Graphic Systems Inc., 12.25%, 11/19/05	United States	1,912,374	—
H&E Equipment/Finance, 144A, 11.125%, 6/15/12	United States	2,000,000	1,770,000
Hexcel Corp., 144A, 9.875%, 10/01/08	United States	400,000	442,000
Hexcel Corp., senior sub. note, 9.75%, 1/15/99	United States	900,000	900,000
Joy Global Inc., senior sub. note, 8.75%, 3/15/12	United States	1,500,000	1,650,000
Legrand SA, senior note, 144A, 10.50%, 2/15/13	France	1,500,000	1,680,000
Motors & Gears, senior note, 10.75%, 11/15/06	United States	2,000,000	1,760,000
The Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12	United States	1,800,000	2,007,000
TRW Automotive Inc., senior note, 144A, 9.375%, 2/15/13	United States	800,000	872,000
TRW Automotive Inc., senior note, 144A, 11.00%, 2/15/13	United States	300,000	328,500

			14,154,500

Retail Trade 3.3%
Resolution Performance/RPP Capital, 144A, 9.50%, 4/15/10	United States	1,400,000	1,463,000
Rite Aid Corp., 144A, 6.125%, 12/15/08	United States	2,000,000	1,810,000
Toys R Us, 7.875%, 4/15/13	United States	1,500,000	1,616,352

			4,889,352

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin High Income Fund	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
Bonds (cont.)
Transportation 3.6%
American Airlines, 9.71%, 1/02/07	United States	$1,512,541	$839,460
CP Ships Ltd., 10.375%, 7/15/12	United States	1,500,000	1,681,875
[c,e]Holt Group Inc., senior notes, 9.75%, 1/15/06	United States	5,250,000	183,750
Laidlaw International Inc., 144A, senior note, 10.75%, 6/15/11	United States	2,000,000	2,110,000
Vought Aircraft Industries, senior note, 144A, Inc., 8.00%, 7/15/11	United States	500,000	505,000

			5,320,085

Utilities 6.8%
AES Corp., 144A, 9.00%, 5/15/15	United States	2,000,000	2,100,000
[c]All Star Gas Corp., senior note, 11.00%, 6/30/04	United States	2,085,834	292,017
Aquila Inc., 144A, 14.875%, 7/01/12	United States	2,000,000	2,140,000
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	2,000,000	1,570,000
CMS Energy Corp., senior note, 7.50%, 1/15/09	United States	2,000,000	1,987,500
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	United States	2,000,000	1,870,000

			9,959,517

Total Bonds (Cost $153,030,633)			131,641,082

Convertible Bond (Cost $202,933) .3%
Communications
Millicom International Cellular SA, 144A, cvt., 2.00%, 6/01/06	Luxembourg	163,000	405,666

Zero Coupon/Step-Up Bonds 4.0%
Communications .2%
[c]Leap Wireless International Inc., zero cpn. to 4/15/05, 14.50% thereafter, 4/15/10	United States	3,600,000	342,000

Consumer Services 2.5%
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	3,000,000	1,987,500
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11	United Kingdom	2,000,000	1,720,000

			3,707,500

Process Industries 1.3%
HMP Equity Holdings Corp., 144A, zero cpn., 5/15/08	United States	2,200,000	1,122,000
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	United States	1,800,000	711,000

			1,833,000

Total Zero Coupon/Step-Up Bonds (Cost $8,851,241)			5,882,500

Total Investments before Repurchase Agreement (Cost $179,949,128)			142,425,834

Repurchase Agreement 5.5%
[f]Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $8,110,495)	United States	8,110,247	8,110,247
Dresdner Klieinwort Benson (Maturity Value $742,186)
Lehman Govt. Securities (Maturity Value $688,638)
Deutsche Bank Gov’t. Sec. (Maturity Value $494,790)
Goldman Sachs (Maturity Value $742,186)
Barclays Capital Inc. (Maturity Value $742,186)
Bank One Capital Markets (Maturity Value $329,859)
ABN Amro Bank NV. New York (Maturity Value $742,186)
Banc of America Secs LLC. (Maturity Value $742,186)
Morgan Stanley and Co Inc. (Maturity Value $742,186)
UBS Warburg LLC (Maturity Value $742,186)
Bear Stearns Secs Corp. (Maturity Value $659,720)
Paribas Capital Markets (Maturity Value $742,186)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $188,059,375) 102.3%			150,536,081
Other Assets, less Liabilities (2.3)%			(3,349,250)

Net Assets 100.0%			$147,186,831

[a]	Non-income producing
[b]	See Note 9 regarding restricted securities.
[c]	See Note 8 regarding defaulted securities.
[d]	The fund discontinues accruing income on securities trading flat. See Note 8.
[e]	See Note 11 regarding other considerations.
[f]	See Note 1(c) regarding joint repurchase agreement.
[g]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Income Securities Fund	COUNTRY	SHARES/ WARRANTS	VALUE
Common Stocks and Warrants 35.7%
Communications 2.0%
[a]Microcell Telecommunications Inc., A	Canada	77	$666
[a]Microcell Telecommunications Inc., B	Canada	9,252	68,432
[a]Microcell Telecommunications Inc, wts., 5/01/05	Canada	3,436	1,062
[a]Microcell Telecommunications Inc, wts., 5/01/08	Canada	5,727	3,372
[a]NII Holdings Inc., B	United States	8,744	334,633
[a]NTL Inc.	United States	23,439	799,739
SBC Communications Inc.	United States	300,000	7,665,000
[a]Telecom Argentina - France Telecom SA, B, ADR	Argentina	100,000	650,000
Verizon Communications Inc.	United States	150,000	5,917,500

			15,440,404

Consumer Non-Durables 2.1%
Altria Group Inc.	United States	235,600	10,705,664
Loews Corp. - Carolina Group	United States	116,000	3,132,000
R.J. Reynolds Tobacco Holdings Inc.	United States	61,600	2,292,136

			16,129,800

Energy Minerals 4.6%
BP PLC, ADR	United Kingdom	200,000	8,404,000
Canadian Oil Sands Trust	Canada	300,000	7,712,236
ChevronTexaco Corp.	United States	160,000	11,552,000
Petroleo Brasileiro SA, ADR	Brazil	100,000	1,976,000
Royal Dutch Petroleum Co., N.Y. shs.	Netherlands	120,000	5,594,400

			35,238,636

Finance 2.7%
Comerica Inc.	United States	11,600	539,400
Fleet Boston Financial Corp.	United States	300,000	8,913,000
iStar Financial Inc.	United States	118,500	4,325,250
JP Morgan Chase & Co.	United States	210,000	7,177,800

			20,955,450

Health Technology 2.6%
Bristol-Myers Squibb Co.	United States	350,000	9,502,500
Schering-Plough Corp.	United States	325,000	6,045,000
Wyeth	United States	100,000	4,555,000

			20,102,500

Non-Energy Minerals .9%
AngloGold Ltd., ADR	South Africa	171,300	5,464,470
[a]Hecla Mining Co.	United States	150,000	634,500
Olin Corp.	United States	50,000	855,000

			6,953,970

Process Industries 2.4%
Dow Chemical Co.	United States	175,000	5,418,000
E.I. du Pont de Nemours and Co.	United States	125,000	5,205,000
Eastman Chemical Co.	United States	130,600	4,136,102
Georgia-Pacific Corp.	United States	121,662	2,305,495
Lyondell Chemical Co.	United States	83,500	1,129,755
[a]SHC Inc.	United States	83,438	—

			18,194,352

Real Estate .9%
Felcor Lodging Trust Inc.	United States	197,700	1,551,945
First Industrial Realty Trust Inc.	United States	50,000	1,580,000
Liberty Property Trust	United States	50,000	1,730,000
ProLogis	United States	63,200	1,725,360

			6,587,305

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Income Securities Fund	COUNTRY	SHARES/ WARRANTS	VALUE
Common Stocks and Warrants (cont.)
Technology Services .2%
[a]Anacomp Inc., A	United States	74,300	$1,237,095

Utilities 17.3%
Ameren Corp.	United States	160,000	7,056,000
American Electric Power Co. Inc.	United States	273,000	8,143,590
CenterPoint Energy Inc.	United States	200,000	1,630,000
Cinergy Corp.	United States	259,500	9,547,005
CMS Energy Corp.	United States	306,000	2,478,600
Dominion Resources Inc.	United States	100,000	6,427,000
DTE Energy Co.	United States	183,600	7,094,304
Duke Energy Corp.	United States	200,000	3,990,000
Energy East Corp.	United States	250,000	5,190,000
Exelon Corp.	United States	140,000	8,373,400
FirstEnergy Corp.	United States	300,000	11,535,015
FPL Group Inc.	United States	71,500	4,779,775
Hawaiian Electric Industries Inc.	United States	60,000	2,751,000
KeySpan Corp.	United States	105,000	3,722,250
NiSource Inc.	United States	200,000	3,800,000
ONEOK Inc.	United States	119,900	2,353,637
Pepco Holdings Inc.	United States	300,000	5,748,000
Pinnacle West Capital Corp.	United States	125,500	4,699,975
PPL Corp.	United States	52,200	2,244,600
Progress Energy Inc.	United States	150,000	6,585,000
Public Service Enterprise Group Inc.	United States	137,100	5,792,475
Sempra Energy	United States	139,100	3,968,523
Southern Co.	United States	170,000	5,297,200
TECO Energy Inc.	United States	125,000	1,498,750
Texas Genco Holdings	United States	8,760	203,670
TXU Corp.	United States	160,000	3,592,000
Xcel Energy Inc.	United States	260,000	3,910,400

			132,412,169

Total Common Stocks and Warrants (Cost $248,484,737)			273,251,681

Preferred Stocks .3%
Health Services .3%
Fresenius Medical Care Capital Trust 7.875%, pfd.	Germany	2,250,000	2,373,750

Process Industries
[b]Asia Pulp & Paper Co. Ltd., 12.00%, pfd.	Indonesia	10,073,000	125,912

Total Preferred Stocks (Cost $9,539,016)			2,499,662

Convertible Preferred Stocks 15.0%
Aerospace/Defense 1.7%
Goldman Sachs Group Inc. into LMT, Mandatory Notes, 8.00%, cvt. pfd.	United States	62,000	3,033,040
Lehman Brothers into Weatherford Int’l., 6.00%, cvt. pfd.	United States	180,000	7,380,000
Lehman Brothers Holdings Inc. into UTX, 6.00%, cvt. pfd.	United States	42,000	2,772,000

			13,185,040

Commercial Services .3%
Morgan Stanley into Coca Cola Co., 7.00%, cvt. pfd.	United States	50,000	2,376,000

Communications 1.0%
Alltel Corp.-Equity Units, 7.75%, cvt. pfd.	United States	150,000	7,462,500
Microcell Telecommunications Inc., cvt. pfd.	Canada	9,307	79,628

			7,542,128

Consumer Durables 2.2%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	250,000	10,862,500
General Motors Corp., 6.25%, cvt. pfd.	United States	235,000	5,851,500

			16,714,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Income Securities Fund	COUNTRY	SHARES	VALUE
Convertible Preferred Stocks (cont.)
Electronic Technology 1.5%
Citigroup Global Markets Holdings Inc. into Motorola, 8.00%, cvt. pfd.	United States	100,000	$5,688,000
Goldman Sachs Group Inc. into IBM, 8.00%, Mandatory Notes, cvt. pfd.	United States	25,000	2,026,845
Motorola Inc., 7.00%, cvt. pfd.	United States	75,000	2,445,000
Solectron Corp., 7.25%, cvt. pfd.	United States	150,000	1,761,000

			11,920,845

Energy Minerals 1.7%
Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A	United States	17,200	1,317,950
Kerr-McGee Corp. Into Devon Energy, 5.50%, cvt. pfd.	United States	50,000	2,375,000
Lomak Financing Trust, 5.75%, cvt. pfd.	United States	140,000	4,322,500
Nuevo Financing I, 5.75%, cvt. pfd., A	United States	102,500	3,933,437
Unocal Corp., 6.25%, cvt. pfd.	United States	20,000	1,002,500

			12,951,387

Industrial Services 1.3%
Allied Waste Industries Inc., cvt. pfd.	United States	130,500	7,660,350
Weatherford International Inc., 5.00%, cvt. pfd.	United States	40,900	2,066,064

			9,726,414

Non-Energy Minerals .1%
Freeport-McMoran Copper & Gold Inc., cum. variable pfd.	United States	17,100	587,385

Real Estate 3.0%
Archstone-Smith Trust, cvt. pfd.	United States	20,300	657,720
Citigroup Global Markets into Reg, 2.00%, cvt. pfd.	United States	105,000	3,543,750
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A	United States	205,000	4,948,700
Host Marriott Corp., 6.75%, cvt. pfd.	United States	138,000	5,660,539
Innkeepers USA Trust, 8.625%, cvt. pfd., A	United States	100,000	2,525,000
Reckson Associates Realty Corp., 7.625%, cvt. pfd., A	United States	140,000	3,430,000
Vornado Realty Trust, 6.50%, cvt. pfd., A	United States	35,000	2,117,500

			22,883,209

Retail Trade .2%
Goldman Sachs Group Inc. into Target Corp., 8.00%, cvt. pfd.	United States	44,475	1,680,354
[a]Kmart Financing I, 7.75%, cvt. pfd.	United States	24,000	240

			1,680,594

Technology Services .1%
Electronic Data Systems Corp., 7.625%, cvt. pfd.	United States	35,000	771,750

Transportation .2%
Union Pacific Capital Trust, 6.25%, cvt. pfd.	United States	36,729	1,857,081

Utilities 1.7%
Dominion Resources Inc., 9.50%, cvt. pfd.	United States	25,000	1,474,000
FPL Group Inc., 8.50%, cvt. pfd.	United States	62,300	3,714,949
Keyspan Corp., 8.75%, cvt. pfd.	United States	50,000	2,647,500
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E	United States	69,300	1,455,300
Sempra Energy, 8.50%, cvt. pfd.	United States	120,000	3,283,236

			12,574,985

Total Convertible Preferred Stocks (Cost $114,674,415)			114,770,818

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Income Securities Fund	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
Bonds 28.9%
Commercial Services .3%
American Color Graphics, 144A, 10.00%, 6/15/10	United States	$1,200,000	$1,200,000
[b]Ameriserve Food Distribution Inc., 10.125%, 7/15/07	United States	1,000,000	—
Johnsondiversey Inc., senior sub. note, 9.625%, 5/15/12	United States	600,000	673,500

			1,873,500

Communications 3.2%
[c,d]American Cellular Corp., senior sub. note, 9.50%, 10/15/09	United States	3,100,000	1,565,500
AT&T Wireless Group, senior note, 7.875%, 3/01/11	United States	6,000,000	7,098,714
Dobson Communications Corp., senior note, 10.875%, 7/01/10	United States	3,000,000	3,255,000
[b]Nextlink Communications Inc., senior note, 10.75%, 6/01/09	United States	4,000,000	25,000
Qwest Capital Funding, 5.875%, 8/03/04	United States	5,500,000	5,293,750
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	2,900,000	2,813,000
US West Communications Inc., 6.875%, 9/15/33	United States	3,000,000	2,775,000
[b]Worldcom Inc., 8.00%, 5/15/06	United States	6,000,000	1,785,000

			24,610,964

Consumer Durables 1.2%
General Motors, 8.375%, 7/15/33	United States	9,100,000	8,957,221
[b]Spalding Inc., 144A, PIK, 9.50%, 5/01/08	United States	1,968,021	196,802

			9,154,023

Consumer Non-Durables .9%
[b]Compania Alimentos Fargo SA, senior note, 13.25%, 8/01/08	Argentina	1,900,000	218,500
CP Ships Ltd., 10.375%, 7/15/12	United States	3,750,000	4,204,688
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08	United States	5,800,000	2,755,000

			7,178,188

Consumer Services 5.6%
[b,d]Adelphia Communications Corp., 7.875%, 5/01/09	United States	3,400,000	2,074,000
[b,d]Adelphia Communications Corp., senior note, 10.875%, 10/01/10	United States	1,900,000	1,187,500
[b]Cablevision SA, 13.75%, 5/01/09	Argentina	2,000,000	670,000
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11	Canada	2,600,000	2,990,000
Charter Communications Holdings LLC, 8.625%, 4/01/09	United States	4,500,000	3,262,500
CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09	United States	300,000	289,500
Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09	United States	2,600,000	2,795,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23	United States	3,000,000	3,135,000
Echostar DBS Corp., senior note, 10.375%, 10/01/07	United States	3,700,000	4,116,250
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06	United States	500,000	512,500
[e]Lone Cypress Co., sub. note, 11.50%, 8/01/09	United States	1,860,234	1,960,221
MGM Mirage Inc., 8.375%, 2/01/11	United States	1,600,000	1,828,000
Six Flags Inc., senior note, 9.50%, 2/01/09	United States	2,800,000	2,772,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10	United States	2,700,000	2,983,500
Tyco International Group, 6.375%, 10/15/11	Luxembourg	3,250,000	3,445,000
Universal City Development, senior note, 144A, 11.75%, 4/01/10	United States	3,000,000	3,307,500
Venetian Casino/LV Sands, 11.00%, 6/15/10	United States	2,100,000	2,378,250
Yell Finance BV, senior note, 10.75%, 8/01/11	United Kingdom	1,400,000	1,624,000
Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11	United States	1,427,000	1,551,863

			42,882,584

Electronic Technology 2.0%
Amkor Technologies Inc., senior note, 144A, 7.75%, 5/15/13	United States	4,500,000	4,297,500
Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09	United States	3,100,000	3,503,000
Lucent Technologies, 6.45%, 3/15/29	United States	10,400,000	7,176,000

			14,976,500

Energy Minerals .8%
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11	United States	3,800,000	4,113,500
Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07	United States	2,600,000	1,677,000

			5,790,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Income Securities Fund	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
Bonds (cont.)
Health Services .6%
[b]Healthsouth Corp., 7.625%, 6/01/12	United States	$3,900,000	$3,042,000
Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09	United States	1,700,000	1,895,500

			4,937,500

Industrial Services 2.2%
Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09	United States	4,000,000	4,270,000
El Paso Corp., senior note, 6.75%, 5/15/09	United States	5,500,000	5,060,000
Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08	United States	1,400,000	1,491,000
H&E Equipment/Finance, 144A, 11.125%, 6/15/12	United States	2,250,000	1,991,250
Williams Cos Inc., senior note, 8.625%, 6/01/10	United States	3,600,000	3,780,000

			16,592,250

Non-Energy Minerals .2%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08	United States	800,000	812,000
Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08	United States	800,000	916,000

			1,728,000

Process Industries 4.3%
Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05	United States	1,900,000	1,900,000
Consoltex Group Inc., PIK, 11.00%, 1/31/09	United States	11,183,925	1,118
Equistar Chemicals LP, senior note, 10.125%, 9/01/08	United States	4,700,000	4,864,500
Four M Corp., senior note, B, 12.00%, 6/01/06	United States	2,000,000	2,020,000
Georgia-Pacific Corp., 144A, 9.375%, 2/01/13	United States	4,700,000	5,205,250
Hercules Inc., senior note, 11.125%, 11/15/07	United States	1,200,000	1,404,000
Huntsman Advanced Materials LLC, 11.00%, 7/15/10, 144A	United States	2,200,000	2,299,000
Lyondell Chemicals Co., 144A, 10.50%, 6/01/13	United States	11,500,000	11,557,500
[b]RBX Corp., senior sub. note, B, 11.25%, 10/15/05	United States	10,000,000	50
Riverwood International, senior sub. note, 10.875%, 4/01/08	United States	3,200,000	3,296,000

			32,547,418

Producer Manufacturing 1.7%
Dana Corp., 7.00%, 3/01/29	United States	3,300,000	2,891,625
The Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12	United States	2,300,000	2,564,500
NMHG Holding Co., 10.00%, 5/15/09	United States	900,000	994,500
Nortek Inc., senior sub. note, 9.875%, 6/15/11	United States	3,100,000	3,278,250
Outsourcing Services Group Inc., senior sub. note, 11.375%, 3/01/06	United States	2,000,000	1,210,000
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07	Canada	2,350,000	2,291,250

			13,230,125

Real Estate 1.7%
Felcor Lodging LP, 9.50%, 9/15/08	United States	1,800,000	1,867,500
HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08	United States	2,650,000	2,709,625
HMH Properties Inc., senior note, C, 8.45%, 12/01/08	United States	2,500,000	2,593,750
Meristar Hospitality Corp., 9.125%, 1/15/11	United States	6,200,000	6,107,000

			13,277,875

Retail Trade .2%
RiteAid Corp., 7.70%, 2/15/27	United States	2,000,000	1,660,000

Transportation 1.0%
Laidlaw International Inc., 144A, senior note, 10.75%, 6/15/11	United States	7,000,000	7,385,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Income Securities Fund	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
Bonds (cont.)
Utilities 3.0%
AES Corp., senior note, 8.75%, 6/15/08	United States	$2,000,000	$1,990,000
Aquila Inc., 144A, 14.375%, 7/01/12	United States	6,000,000	6,420,000
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	8,700,000	6,829,500
Calpine Corp., senior note, 8.50%, 2/15/11	United States	9,100,000	6,870,500
CMS Energy Corp., 9.875%, 10/15/07	United States	1,000,000	1,071,250

			23,181,250

Total Bonds (Cost $236,154,577)			221,005,677

Convertible Bonds 10.1%
Communications .7%
Nextel Communications Inc., cvt., 5.25%, 1/15/10	United States	6,000,000	5,670,000

Consumer Durables
[b]Exide Technologies, cvt., 144A, 2.90%, 12/15/05	United States	5,000,000	28,100

Consumer Services 1.0%
[b,d]Adelphia Communications Corp., cvt., 6.00%, 2/15/06	United States	3,600,000	648,000
Charter Communications Inc., cvt., 4.75%, 6/01/06	United States	7,700,000	5,120,500
Echostar Communications Corp., cvt., 4.875%, 1/01/07	United States	2,000,000	1,995,000

			7,763,500

Electronic Technology 4.8%
Advanced Micro Devices Inc., FRN, cvt., 4.75%, 2/01/22	United States	4,750,000	3,592,187
Amkor Technology Inc., cvt., 5.00%, 3/15/07	United States	4,500,000	3,785,625
Electronic Data Systems Corp., 144A, cvt., 3.875%, 7/15/23	United States	6,500,000	6,703,125
Lam Research Corp., cvt., 4.00%, 6/01/06	United States	4,500,000	4,393,125
Nortel Networks Corp., cvt., 4.25%, 9/01/08	United States	10,000,000	8,600,000
PMC-Sierra Inc., cvt., 3.75%, 8/15/06	United States	2,000,000	1,875,000
SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07	United States	5,100,000	4,500,750
Semtech Corp., cvt., 4.50%, 2/01/07	United States	2,000,000	2,062,500
Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06	United States	1,809,000	1,508,254

			37,020,566

Health Technology .8%
Enzon Pharmaceuticals Inc., cvt., 4.50%, 7/01/08	United States	5,500,000	4,537,500
ICN Pharmaceuticals Inc. 6.50%, cvt., sub. note, 7/15/08	United States	1,150,000	1,144,250

			5,681,750

Non-Energy Minerals .1%
Trizec Hahn Corp., cvt., senior deb., 3.00%, 1/29/21	Canada	1,150,000	741,520

Producer Manufacturing .9%
Tyco International Group SA, 144A, cvt., 2.75%, 1/15/18	Luxembourg	6,000,000	6,495,000

Real Estate .6%
Meristar Hospitality, cvt., 9.50%, 4/01/10	United States	4,500,000	4,572,540

Utilities 1.2%
Calpine Corp., cvt., 4.00%, 12/26/06	United States	3,500,000	3,167,500
Sierra Pacific Resources Co., 144A, cvt., 7.25%, 2/14/1	United States	3,600,000	5,908,500

			9,076,000

Total Convertible Bonds (Cost $76,361,383)			77,048,976

U.S. Government Agency Securities 4.8%
FNMA, 6.50%, 5/01/31	United States	167,259	174,474
FNMA, 6.50%, 1/01/32	United States	1,772,242	1,848,696
FNMA, 6.50%, 2/01/32	United States	2,509,159	2,617,404
FNMA, 6.50%, 6/01/32	United States	5,927,992	6,183,754
FNMA, 6.50%, 7/01/32	United States	3,870,357	4,037,343
FNMA, 6.50%, 8/01/32	United States	6,507,531	6,788,297

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Income Securities Fund	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
U.S. Government Agency Securities (cont.)
FHLMC, 6.00%, 12/01/31	United States	$327,717	$339,897
FHLMC, 6.00%, 1/01/32	United States	2,085,577	2,163,087
FHLMC, 6.00%, 2/01/32	United States	652,145	676,382
FHLMC, 6.00%, 3/01/32	United States	2,875,491	2,982,346
GNMA, 6.00%, 1/15/29	United States	27,328	28,694
GNMA, 6.00%, 2/15/29	United States	143,587	150,764
GNMA, 6.00%, 3/15/29	United States	199,894	209,886
GNMA, 6.00%, 5/15/29	United States	23,114	24,269
GNMA, 6.00%, 12/15/31	United States	124,580	130,692
GNMA, 6.00%, 5/15/32	United States	57,015	59,812
GNMA, 6.00%, 9/15/32	United States	76,984	80,760
GNMA, 6.00%, 10/15/32	United States	3,199,627	3,356,571
GNMA, 6.00%, 11/15/32	United States	4,874,177	5,113,259

Total U.S. Government and Agency Securities (Cost $35,918,109)			36,966,387

Zero Coupon/Step-Up Bonds 1.8%
Communications
[b]Nextlink Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.50% thereafter, 6/01/09	United States	4,000,000	25,000

Consumer Services 1.4%
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11	United States	3,000,000	1,575,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	5,000,000	3,312,500
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	3,500,000	2,922,500
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11	United Kingdom	3,300,000	2,838,000

			10,648,000

Finance
APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12	Indonesia	11,500,000	172,500

Process Industries .4%
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	United States	8,000,000	3,160,000

Total Zero Coupon/Step-Up Bonds (Cost $22,059,093)			14,005,500

Total Investments before Repurchase Agreement (Cost $743,191,330)			739,548,701

[f]Repurchase Agreement (Cost $34,247,465) 4.5%
Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $34,248,515)	United States	34,247,465	34,247,465
ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,134,039)
Banc of America Securities LLC (Maturity Value $3,134,039)
Banc One Capital Markets Inc. (Maturity Value $1,392,887)
Barclays Capital Inc. (Maturity Value $3,134,039)
Bear, Stearns & Co. Inc. (Maturity Value $2,785,773)
BNP Paribas Securities Corp. (Maturity Value $3,134,039)
Deutsche Bank Securities Inc. (Maturity Value $2,089,502)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,134,039)
Goldman, Sachs & Co. (Maturity Value $3,134,039)
Lehman Brothers Inc. (Maturity Value $2,908,041)
Morgan Stanley & Co. Inc. (Maturity Value $3,134,039)
UBS Securities LLC (Maturity Value $3,134,039)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $777,438,795) 101.1%			773,796,166
Other Assets, less Liabilities (1.1)%			(8,348,453)

Net Assets 100.0%			$765,447,713

[a]	Non-income producing
[b]	See Note 8 regarding defaulted securities.
[c]	The fund discontinues accruing income on securities trading flat. See Note 8.
[d]	See Note 11 regarding other considerations.
[e]	See Note 9 regarding restricted securities.
[f]	See Note 1(c) regarding joint repurchase agreement.
[g]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Large Cap Growth Securities Fund	SHARES	VALUE
Common Stocks 94.7%
Commercial Services .9%
Omnicom Group Inc	10,000	$717,000
[a]Robert Half International Inc.	75,600	1,431,864

		2,148,864

Communications 4.1%
BellSouth Corp.	80,900	2,154,367
SBC Communications Inc.	136,100	3,477,355
Sprint Corp. (FON Group)	165,000	2,376,000
Verizon Communications Inc.	49,000	1,933,050

		9,940,772

Consumer Durables .3%
Maytag Corp.	35,600	869,352

Consumer Non-Durables 8.2%
Altria Group Inc.	141,700	6,438,848
Coca-Cola Co.	39,000	1,809,990
Adolph Coors Co., B	31,300	1,533,074
Kimberly-Clark Corp.	41,000	2,137,740
Loews Corp. - Carolina Group	78,200	2,111,400
PepsiCo Inc.	32,000	1,424,000
Procter & Gamble Co.	24,000	2,140,320
Sara Lee Corp.	124,000	2,332,440

		19,927,812

Consumer Services 4.8%
[a]Cendant Corp.	100,000	1,832,000
[a]Clear Channel Communications Inc.	25,700	1,089,423
[a]Comcast Corp.	43,996	1,327,799
[a]Cox Communications Inc., A	27,000	861,300
Darden Restaurants Inc.	60,000	1,138,800
McDonald’s Corp.	164,000	3,617,840
[a]Univision Communications Inc., A	29,683	902,363
The Walt Disney Co.	42,000	829,500

		11,599,025

Distribution Services 2.8%
AmerisourceBergen Corp.	69,500	4,819,825
McKesson Corp.	60,000	2,144,400

		6,964,225

Electronic Technology 9.0%
[a]Agilent Technologies Inc.	52,000	1,016,600
[a]Applied Materials Inc.	165,000	2,616,900
Boeing Co.	51,000	1,750,320
[a]Cisco Systems Inc.	110,000	1,835,900
Goodrich Corp.	20,000	420,000
Intel Corp.	120,000	2,494,080
[a]KLA-Tencor Corp.	12,000	557,880
Linear Technology Corp.	65,000	2,093,650
Lockheed Martin Corp.	19,200	913,344
Motorola Inc.	293,400	2,766,762
Nokia Corp., ADR (Finland)	83,800	1,376,834
[a]Novellus Systems Inc.	22,000	805,662
Qualcomm Inc.	34,000	1,215,500
[a]Xilinx Inc.	84,000	2,126,040

		21,989,472

Energy Minerals 3.2%
Anadarko Petroleum Corp.	55,000	2,445,850
ConocoPhillips	10,000	548,000
Exxon Mobil Corp.	63,500	2,280,285

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Large Cap Growth Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Energy Minerals (cont.)
Peabody Energy Corp.	20,000	$671,800
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	40,000	1,864,800

		7,810,735

Finance 17.3%
American International Group Inc.	79,200	4,370,256
Bank of New York Co. Inc.	140,000	4,025,000
Bank One Corp.	42,000	1,561,560
CIT Group Inc.	95,300	2,349,145
Citigroup Inc.	112,000	4,793,600
Fannie Mae	38,000	2,562,720
Fifth Third Bancorp	64,100	3,675,494
Freddie Mac	69,700	3,538,669
Goldman Sachs Group Inc.	30,000	2,512,500
Marsh & McLennan Cos. Inc.	20,000	1,021,400
MBIA Inc.	78,000	3,802,500
The PMI Group Inc.	40,000	1,073,600
Washington Mutual Inc.	76,000	3,138,800
Wells Fargo & Co.	75,000	3,780,000

		42,205,244

Health Services 1.8%
HCA Inc.	69,900	2,239,596
[a]Tenet Healthcare Corp.	131,000	1,526,150
[a]Universal Health Services Inc., B	15,000	594,300

		4,360,046

Health Technology 15.0%
Abbott Laboratories	63,000	2,756,880
Allergan Inc.	10,000	771,000
[a]Amgen Inc.	71,000	4,717,240
Bristol-Myers Squibb Co.	94,000	2,552,100
Eli Lilly & Co.	4,000	275,880
Guidant Corp.	15,000	665,850
Johnson & Johnson	61,700	3,189,890
[a]King Pharmaceuticals Inc.	161,000	2,376,360
Medtronic Inc.	30,000	1,439,100
Merck & Co. Inc.	40,000	2,422,000
Pfizer Inc.	310,000	10,586,500
[a]Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	109,600	2,159,120
Wyeth	57,000	2,596,350

		36,508,270

Industrial Services 1.0%
Schlumberger Ltd.	50,000	2,378,500

Process Industries .3%
Georgia-Pacific Corp.	39,600	750,420

Producer Manufacturing 4.4%
Emerson Electric Co.	13,000	664,300
General Electric Co.	200,000	5,736,000
[a]Mettler-Toledo International Inc. (Switzerland)	38,200	1,400,030
United Technologies Corp.	42,200	2,989,026

		10,789,356

Retail Trade 7.8%
[a]AutoZone Inc.	27,800	2,111,966
[a]Cost Plus Inc.	29,000	1,034,140
[a]Dollar Tree Stores Inc.	80,500	2,554,265
[a]Kohl’s Corp.	41,000	2,106,580
Nordstrom Inc.	80,100	1,563,552

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Large Cap Growth Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Retail Trade (cont.)
[a]Rent-A-Center Inc.	32,300	$2,448,663
Target Corp.	39,300	1,487,112
[a]Tuesday Morning Corp.	91,700	2,411,710
Wal-Mart Stores Inc.	46,600	2,501,022
Walgreen Co.	27,800	836,780

		19,055,790

Technology Services 10.2%
[a]Affiliated Computer Services Inc., A	33,900	1,550,247
Automatic Data Processing Inc.	100,000	3,386,000
[a]Check Point Software Technologies Ltd. (Israel)	47,000	918,850
[a]Computer Sciences Corp.	35,000	1,334,200
[a]Concord EFS Inc.	113,000	1,663,360
Electronic Data Systems Corp.	29,104	624,281
First Data Corp.	18,000	745,920
International Business Machines Corp.	46,000	3,795,000
Microsoft Corp.	362,000	9,270,820
[a]Oracle Corp.	70,000	841,400
Paychex Inc.	25,800	756,198

		24,886,276

Transportation 1.3%
Expeditors International of Washington Inc.	90,000	3,117,600

Utilities 2.3%
American Electric Power Co. Inc.	42,300	1,261,810
DTE Energy Co.	63,000	2,434,320
Exelon Corp.	25,500	1,525,155
TXU Corp.	16,000	359,200

		5,580,485

Total Common Stocks (Cost $211,619,466)		230,882,244

	PRINCIPAL AMOUNT
[b]Repurchase Agreement (Cost $13,862,162) 5.7%
Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $13,862,587)	$13,862,162	13,862,162
ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,268,565)
Banc of America Securities LLC (Maturity Value $1,268,565)
Banc One Capital Markets Inc. (Maturity Value $563,793)
Barclays Capital Inc. (Maturity Value $1,268,565)
Bear, Stearns & Co. Inc. (Maturity Value $1,127,444)
BNP Paribas Securities Corp. (Maturity Value $1,268,565)
Deutsche Bank Securities Inc. (Maturity Value $845,757)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,268,565)
Goldman, Sachs & Co. (Maturity Value $1,268,565)
Lehman Brothers Inc. (Maturity Value $1,177,073)
Morgan Stanley & Co. Inc. (Maturity Value $1,268,565)
UBS Securities LLC (Maturity Value $1,268,565)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $225,481,628) 100.4%		244,744,406
Other Assets, less Liabilities (.4)%		(1,008,912)

Net Assets 100.0%		$243,735,494

[a]	Non-income producing
[b]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Money Market Fund	PRINCIPAL AMOUNT	VALUE
Certificate of Deposit (Cost $5,000,000) 5.0%
UBS AG, Stamford Connecticut Branch, 1.305%, 4/16/04	$5,000,000	$5,000,000

Commercial Paper 38.9%
[a]AIG Funding Inc., 1.20%, 7/01/03	4,000,000	4,000,000
[a]Canadian Wheat Board, .97%, 8/19/03	1,615,000	1,612,868
[a]Commonwealth Bank of Australia, 1.21%, 7/09/03	3,000,000	2,999,193
[a]Danske Corp., 1.00% - 1.30%, 7/01/03 - 8/28/03	2,400,000	2,398,866
[a]Dupont De Nemours Inc., .97%, 8/08/03	4,000,000	3,995,904
[a]General Electric Capital Corp., 1.02% - 1.09%, 7/10/03 - 8/07/03	4,325,000	4,321,819
[a]HBOS Treasury Services, .96% - 1.30%, 7/02/03 - 9/12/03	3,964,000	3,960,139
[a]ING (US) Funding LLC, 1.23%, 7/29/03	5,000,000	4,995,217
[a]Lloyds TSB Bank PLC, 1.28%, 7/29/03	200,000	199,801
[a]Province of British Columbia, 1.18%, 8/13/03	3,700,000	3,694,785
[a]Shell Finance (UK) PLC, 1.10%, 7/18/03	5,000,000	4,997,403
[a]Societe Generale NA Inc., 1.05% - 1.15%, 7/01/03 - 9/24/03	1,152,000	1,150,384
[a]Westpac Capital Corp., 1.07%, 7/09/03	200,000	199,952

Total Commercial Paper (Cost $38,256,331)		38,526,331

U.S. Government Agency Securities 27.2%
Federal Home Loan Bank, 1.19%, 7/30/03	589,000	588,435
Federal Home Loan Mortgage Corp., 1.19% - 1.39%, 7/17/03 - 12/31/03	15,843,000	15,791,242
Federal National Mortgage Association, 1.08% - 1.21%, 7/02/03 - 9/03/03	10,549,000	10,533,255

Total U.S. Government Agency Securities (Cost $26,912,932)		26,912,932

Total Investments before Repurchase Agreements (Cost $70,439,263)		70,439,263

Repurchase Agreements 29.0%
[b]ABN AMRO Inc., 1.30%, 7/01/03 (Maturity Value $14,380,519)	14,380,000	14,380,000
Collateralized by U.S. Government Agency Securities
[b]UBS Warburg LLC, 1.25%, 7/01/03 (Maturity Value $14,380,499)	14,380,000	14,380,000
Collateralized by U.S. Government Agency Securities

Total Repurchase Agreements (Cost $28,760,000)		28,760,000

Total Investments (Cost $99,199,263) 100.1%		99,199,263
Other Assets, less Liabilities (.1)%		(133,929)

Net Assets 100.0%		$99,065,334

[a]	Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the fund.
[b]	See Note 1(c) regarding repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Real Estate Fund	SHARES	VALUE
Common Stocks 90.2%
Equity REIT - Apartments 5.7%
Apartment Investment & Management Co., A	83,000	$2,871,800
Archstone-Smith Trust	215,360	5,168,640
Avalonbay Communities Inc.	132,000	5,628,480
Camden Property Trust	120,000	4,194,000
Equity Residential	335,000	8,693,250

		26,556,170

Equity REIT - Diversified Property 11.9%
Bedford Property Investors Inc.	191,280	5,432,352
Crescent Real Estate Equities Co.	171,800	2,853,598
Duke Realty Corp.	34,348	946,287
Glenborough Realty Trust Inc.	498,700	9,550,105
Lexington Corporate Properties Trust	232,100	4,108,170
Liberty Property Trust	335,000	11,591,000
Pennsylvania Real Estate Investment Trust	50,000	1,497,500
Vornado Realty Trust	460,800	20,090,880

		56,069,892

Equity REIT - Health Care 1.9%
Ventas Inc.	455,000	6,893,250
Windrose Medical Properties	180,200	1,937,150

		8,830,400

Equity REIT - Hotels 2.2%
[a]Felcor Lodging Trust Inc.	85,000	667,250
[a]Host Marriott Corp.	851,900	7,794,885
[a]MeriStar Hospitality Corp.	361,200	1,856,568

		10,318,703

Equity REIT - Industrial 6.1%
AMB Property Corp.	70,400	1,983,168
ProLogis	593,800	16,210,740
PS Business Parks Inc.	300,000	10,590,000

		28,783,908

Equity REIT - Manufactured Homes 2.4%
Manufactured Home Communities Inc.	146,600	5,147,126
Sun Communities Inc.	151,100	5,938,230

		11,085,356

Equity REIT - Office 21.6%
American Financial Realty Trust	133,200	1,986,012
Arden Realty Inc.	260,400	6,757,380
Boston Properties Inc.	360,250	15,778,950
Brandywine Realty Trust	94,400	2,324,128
CarrAmerica Realty Corp.	443,600	12,336,516
Corporate Office Properties Trust	160,000	2,708,800
Cousins Properties Inc.	287,600	8,024,040
Equity Office Properties Trust	796,352	21,509,468
Kilroy Realty Corp.	235,200	6,468,000
Parkway Properties Inc.	102,000	4,289,100
Reckson Associates Realty Corp.	273,700	5,709,382
SL Green Realty Corp.	249,000	8,687,610
Trizec Properties Inc.	409,200	4,652,604

		101,231,990

Equity REIT - Other 4.1%
Entertainment Properties Trust	110,000	3,162,500
iStar Financial Inc.	443,100	16,173,150

		19,335,650

Equity REIT - Retail 19.8%
Chelsea Property Group Inc.	75,700	3,051,467
Crown American Realty Trust	57,000	612,180
General Growth Properties Inc.	157,200	9,815,568
Glimcher Realty Trust	384,500	8,612,800

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Real Estate Fund	SHARES	VALUE
Common Stocks (cont.)
Equity REIT - Retail (cont.)
Kimco Realty Corp.	101,600	$3,850,640
The Macerich Co.	462,000	16,230,060
Ramco-Gershenson Properties Trust	257,100	5,990,430
Regency Centers Corp.	214,300	7,496,214
The Rouse Co.	335,400	12,778,740
Simon Property Group Inc.	534,800	20,873,244
Taubman Centers Inc.	199,200	3,816,672

		93,128,015

Equity REIT - Storage 2.2%
Public Storage Inc.	291,200	9,862,944
Sovran Self Storage Inc.	10,000	315,000

		10,177,944

Apartments 1.8%
Boardwalk Equities Inc. (Canada)	758,200	8,605,570

Diversified Property 3.6%
Brookfield Properties Corp. (Canada)	185,560	3,943,150
[a]Catellus Development Corp.	410,700	9,035,400
Forest City Enterprises Inc., A	100,000	4,145,000

		17,123,550

Home Builders 1.0%
[a]Meritage Corp.	98,600	4,857,036

Hotels & Travel 5.9%
[a]Candlewood Hotel Co. Inc.	350,000	108,500
[a]Cendant Corp.	772,500	14,152,200
Fairmont Hotels & Resorts Inc. (Canada)	233,300	5,459,220
Hilton Hotels Corp.	118,900	1,520,731
Starwood Hotels & Resorts Worldwide Inc.	230,700	6,595,713

		27,836,364

Total Common Stocks (Cost $350,045,687)		423,940,548

Convertible Preferred Stock (Cost $1,503,133) .5%
Hotels & Travel
Host Marriott Corp., 6.75%, cvt. pfd.	56,900	2,333,947

Total Long Term Investments (Cost $351,548,820)		426,274,495

	PRINCIPAL AMOUNT
Repurchase Agreement (Cost $39,139,277) 8.4%
[b]Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $39,140,476)	$39,139,277	39,139,277
ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,581,745)
Banc of America Securities LLC (Maturity Value $3,581,745)
Banc One Capital Markets Inc. (Maturity Value $1,591,452)
Barclays Capital Inc. (Maturity Value $3,581,745)
Bear, Stearns & Co. Inc. (Maturity Value $3,183,686)
BNP Paribas Securities Corp. (Maturity Value $3,581,745)
Deutsche Bank Securities Inc. (Maturity Value $2,387,960)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,581,745)
Goldman, Sachs & Co. (Maturity Value $3,581,745)
Lehman Brothers Inc. (Maturity Value $3,323,418)
Morgan Stanley & Co. Inc. (Maturity Value $3,581,745)
UBS Securities LLC (Maturity Value $3,581,745)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $390,688,097) 99.1%		465,413,772
Other Assets, less Liabilities .9%		4,437,022

Net Assets 100.0%		$469,850,794

[a]	Non-income producing
[b]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Rising Dividends Securities Fund	SHARES	VALUE
Common Stocks 96.3%
Commercial Services 1.0%
ABM Industries Inc.	264,000	$4,065,600

Consumer Durables 4.5%
Leggett & Platt Inc.	487,500	9,993,750
Russ Berrie & Co. Inc.	241,400	8,813,514

		18,807,264

Consumer Non-Durables 8.4%
Alberto-Culver Co., A	340,300	16,940,134
Altria Group Inc.	48,000	2,181,120
Lancaster Colony Corp.	92,800	3,587,648
Procter & Gamble Co.	46,000	4,102,280
Superior Uniform Group Inc.	276,600	3,089,622
Universal Corp.	115,800	4,898,340

		34,799,144

Electronic Technology 4.9%
Cohu Inc.	279,400	4,358,640
Diebold Inc.	374,900	16,214,425

		20,573,065

Energy Minerals .8%
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	70,300	3,277,386

Finance 30.0%
AFLAC Inc.	280,600	8,628,450
American International Group Inc.	223,855	12,352,319
Arthur J. Gallagher & Co.	263,000	7,153,600
Erie Indemnity Co.	91,200	3,762,000
Fannie Mae	191,900	12,941,736
Mercantile Bankshares Corp.	205,525	8,093,574
Mercury General Corp.	87,200	3,980,680
National Commerce Financial Corp.	570,200	12,652,738
Old Republic International Corp.	440,000	15,078,800
Peoples Bancorp Inc.	52,900	1,336,783
RLI Corp.	252,512	8,307,645
State Street Corp.	75,400	2,970,760
TrustCo Bank Corp. NY	328,588	3,640,755
U.S. Bancorp	87,749	2,149,851
Washington Mutual Inc.	429,300	17,730,090
Wilmington Trust Corp.	139,000	4,079,650

		124,859,431

Health Technology 8.6%
Becton, Dickinson & Co.	103,300	4,013,205
Hillenbrand Industries Inc.	256,500	12,940,425
Pall Corp.	39,800	895,500
Pfizer Inc.	122,000	4,166,300
West Pharmaceutical Services Inc.	562,800	13,788,600

		35,804,030

Non-Energy Minerals 2.4%
Nucor Corp.	206,800	10,102,180

Process Industries 4.6%
Bemis Co. Inc.	98,600	4,614,480
Brady Corp., A	114,400	3,815,240
Donaldson Co. Inc.	104,900	4,662,805
Myers Industries Inc.	641,147	6,090,896

		19,183,421

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Rising Dividends Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Producer Manufacturing 20.6%
Baldor Electric Co.	59,233	$1,220,200
Carlisle Cos. Inc.	154,300	6,505,288
CIRCOR International Inc.	255,350	4,552,890
Dover Corp.	210,600	6,309,576
General Electric Co.	450,000	12,906,000
Graco Inc.	447,075	14,306,400
Kaydon Corp.	153,600	3,194,880
Roper Industries Inc.	225,100	8,373,720
Superior Industries International Inc.	388,400	16,196,280
Teleflex Inc.	287,900	12,250,145

		85,815,379

Retail Trade 6.8%
Family Dollar Stores Inc.	501,600	19,136,040
Fresh Brands Inc.	227,700	3,198,047
Limited Brands Inc.	379,046	5,875,213

		28,209,300

Technology Services 3.7%
Reynolds & Reynolds Co., A	543,600	15,525,216

Total Common Stocks (Cost $287,833,783)		401,021,416

Short Term Investment (Cost $16,407,871) 3.9%
[a]Franklin Institutional Fiduciary Trust Money Market Portfolio	16,407,871	16,407,871

Total Investments (Cost $304,241,654) 100.2%		417,429,287
Other Assets, less Liabilities (.2)%		(859,132)

Net Assets 100.0%		$416,570,155

[a]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Small Cap Fund	SHARES	VALUE
Common Stocks 86.7%
Commercial Services 4.1%
[a]Aquantive Inc.	194,500	$2,042,250
[a]Corporate Executive Board Co.	110,000	4,490,200
[a]DoubleClick Inc.	191,700	1,773,225
Fair Isaac Inc.	75,255	3,871,870
[a]Lamar Advertising Co., A	32,000	1,126,720
[a]Learning Tree International Inc.	52,000	812,760
[a]Maximus Inc.	250,000	6,907,500
Pittston Brinks Group	209,400	3,050,958
[a]PRG-Schultz International Inc.	309,200	1,824,280
R.R. Donnelley & Sons Co.	21,200	554,168
[a]Resources Connection Inc.	74,600	1,779,956
Robert Half International Inc.	19,000	359,860
[a]ValueClick Inc.	348,900	2,103,867

		30,697,614

Communications .8%
[a]Alaska Communications Systems Holdings Inc.	86,900	305,888
CenturyTel Inc.	40,900	1,425,365
[a]NII Holdings Inc., B	105,600	4,041,312

		5,772,565

Consumer Non-Durables .5%
Adolph Coors Co., B	46,600	2,282,468
Wolverine World Wide Inc.	84,800	1,633,248

		3,915,716

Consumer Services 4.3%
[a]Argosy Gaming Co.	175,000	3,659,250
[a]Entercom Communications Corp.	62,000	3,038,620
[a]Entravision Communications Corp.	735,000	8,342,250
[a]Hispanic Broadcasting Corp., A	226,100	5,754,245
[a]Insight Communications Co. Inc., A	90,400	1,191,472
[a]Jack in the Box Inc.	72,200	1,610,060
[a]Mediacom Communications Corp., A	362,600	3,578,862
[a]Radio One Inc.	39,500	705,470
[a]Radio One Inc., D	42,900	762,333
[a]Station Casinos Inc.	137,100	3,461,775

		32,104,337

Distribution Services .6%
[a]Fisher Scientific International Inc.	59,500	2,076,550
[a]Performance Food Group Co.	70,300	2,601,100

		4,677,650

Electronic Technology 20.5%
[a]Advanced Energy Industries Inc.	375,000	5,343,750
[a]Advanced Fibre Communications Inc.	213,600	3,475,272
[a]Anaren Inc.	240,200	2,250,674
[a]Avocent Corp.	177,100	5,300,603
[a]Catapult Communications Corp.	38,100	404,622
[a]Coherent Inc.	300,000	7,104,000
[a]Credence Systems Corp.	350,000	2,964,500
[a]Cymer Inc.	150,000	4,801,500
[a]DRS Technologies Inc.	164,400	4,590,048
[a]Electro Scientific Industries Inc.	144,800	2,195,168
[a]EMCORE Corp.	89,200	292,576
[a]Integrated Circuit Systems Inc.	403,300	12,675,719
[a]Integrated Device Technology Inc.	385,000	4,254,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Small Cap Fund	SHARES	VALUE
Common Stocks (cont.)
Electronic Technology (cont.)
[a]Intersil Corp.	136,200	$3,624,282
[a]L-3 Communications Holdings Inc.	117,500	5,110,075
[a]Lam Research Corp.	700,000	12,747,000
[a]Lattice Semiconductor Corp.	413,900	3,406,397
[a]McDATA Corp., A	415,000	6,088,050
[a]Micrel Inc.	934,100	9,705,299
[a]Novellus Systems Inc.	137,700	5,042,712
[a]PLX Technology Inc.	265,000	1,044,100
[a]PMC-Sierra Inc. (Canada)	166,502	1,953,068
[a]Polycom Inc.	140,300	1,944,558
[a]Semtech Corp.	630,000	8,971,200
[a]Stratex Networks Inc.	61,100	195,520
[a]Synopsys Inc.	102,400	6,333,440
[a]Tektronix Inc.	638,500	13,791,600
[a]Varian Semiconductor Equipment Associates Inc.	499,700	14,871,072
[a]Vitesse Semiconductor Corp.	855,600	4,209,552

		154,690,607

Energy Minerals 2.5%
Cabot Oil & Gas Corp., A	115,000	3,175,150
Chesapeake Energy Corp.	331,900	3,352,190
Frontier Oil Corp.	21,100	320,720
[a]Newfield Exploration Co.	180,000	6,759,000
[a]Spinnaker Exploration Co.	90,000	2,358,000
[a]Tom Brown Inc.	115,000	3,195,850

		19,160,910

Finance 7.4%
American Capital Strategies Ltd.	214,500	5,349,630
Cullen/Frost Bankers Inc.	111,800	3,588,780
Federated Investors Inc., B	192,900	5,289,318
[a]Financial Federal Corp.	175,000	4,270,000
General Growth Properties Inc.	52,000	3,246,880
Glenborough Realty Trust Inc.	49,000	938,350
[a]Investment Technology Group Inc.	55,000	1,023,000
Labranche & Co. Inc.	275,000	5,689,750
MeriStar Hospitality Corp.	271,784	1,396,970
National Commerce Financial Corp.	103,800	2,303,322
Radian Group Inc.	77,676	2,846,825
[a]Silicon Valley Bancshares	145,100	3,454,831
SL Green Realty Corp.	80,000	2,791,200
TCF Financial Corp.	85,000	3,386,400
Waddell & Reed Financial Inc., A	200,000	5,134,000
Westcorp	75,000	2,100,000
[a]WFS Financial Inc.	85,100	2,851,701

		55,660,957

Health Services 3.3%
[a]Coventry Health Care Inc.	123,800	5,714,608
[a]LifePoint Hospitals Inc.	167,500	3,507,450
[a]Pharmaceutical Product Development Inc.	166,800	4,792,164
[a]Renal Care Group Inc.	137,350	4,836,093
[a]Select Medical Corp.	98,400	2,443,272
[a]Sierra Health Services Inc.	179,400	3,588,000

		24,881,587

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Small Cap Fund	SHARES	VALUE
Common Stocks (cont.)
Health Technology 7.2%
[a]Alkermes Inc.	100,000	$1,075,000
Alpharma Inc., A	140,400	3,032,640
[a]Cerus Corp.	128,700	969,111
[a]CIMA Labs Inc.	31,600	849,724
[a]Conceptus Inc.	435,000	6,111,750
[a]First Horizon Pharmaceutical Corp.	654,400	2,584,880
Galen Holdings PLC, ADR (United Kingdom)	100,000	3,500,000
[a]Integra LifeSciences Holdings Corp.	85,900	2,266,042
[a]InterMune Inc.	200,000	3,222,000
[a]Kosan Biosciences Inc.	466,100	2,749,990
[a]NPS Pharmaceuticals Inc.	165,000	4,016,100
[a]OSI Pharmaceuticals Inc.	261,400	8,419,694
[a]Thoratec Corp.	296,100	4,411,890
[a]United Therapeutics Corp.	179,900	3,918,222
[a]Varian Medical Systems Inc.	112,000	6,447,840
[a]Ventana Medical Systems Inc.	42,700	1,160,586

		54,735,469

Industrial Services 5.0%
[a]Allied Waste Industries Inc.	250,000	2,512,500
[a]Atwood Oceanics Inc.	59,200	1,607,280
[a]Core Laboratories NV (Netherlands)	100,000	1,080,000
[a]Grey Wolf Inc.	568,800	2,297,952
[a]Hydril Co.	29,314	798,807
[a]Oil States International Inc.	200,000	2,420,000
[a]Pride International Inc.	270,000	5,081,400
[a]Rowan Cos. Inc.	225,000	5,040,000
[a]Superior Energy Services Inc.	285,000	2,701,800
[a]Trico Marine Services Inc.	88,000	344,960
[a]Varco International Inc.	475,000	9,310,000
[a]Waste Connections Inc.	131,600	4,612,580

		37,807,279

Non-Energy Minerals 1.8%
Lafarge North America Inc.	100,000	3,090,000
Olin Corp.	500,000	8,550,000
Reliance Steel & Aluminum Co.	108,800	2,252,160

		13,892,160

Process Industries 3.6%
Bowater Inc.	50,000	1,872,500
Bunge Ltd.	237,300	6,786,780
[a]CUNO Inc.	12,800	462,336
[a]FMC Corp.	187,100	4,234,073
Minerals Technologies Inc.	75,000	3,649,500
Nova Chemicals Corp. (Canada)	300,000	5,712,000
Valspar Corp.	100,300	4,234,666

		26,951,855

Producer Manufacturing 6.8%
CNH Global NV (Netherlands)	130,000	1,240,200
[a]Flowserve Corp.	325,000	6,392,750
[a]Gentex Corp.	300,000	9,183,000
Gibraltar Steel Corp.	148,100	3,033,088
[a]Mettler-Toledo International Inc. (Switzerland)	305,600	11,200,240
Milacron Inc.	330,800	1,617,612
Oshkosh Truck Corp.	65,000	3,855,800
Pentair Inc.	60,000	2,343,600

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Small Cap Fund	SHARES	VALUE
Common Stocks (cont.)
Producer Manufacturing (cont.)
[a]Varian Inc.	195,100	$6,764,117
[a]Wilson Greatbatch Technologies Inc.	150,000	5,415,000

		51,045,407

Retail Trade 3.9%
[a]Charming Shoppes Inc.	1,125,000	5,591,250
Foot Locker Inc.	400,000	5,300,000
Fred’s Inc.	140,000	5,205,200
[a]J. Jill Group Inc.	250,000	4,210,000
[a]The Men’s Wearhouse Inc.	42,000	917,700
[a]Tuesday Morning Corp.	275,000	7,232,500
[a] Urban Outfitters Inc.	25,200	904,680

		29,361,330

Technology Services 10.4%
[a]Affiliated Computer Services Inc., A	238,200	10,892,886
[a]Ask Jeeves Inc.	153,100	2,105,125
[a]Aspen Technology Inc.	925,000	4,440,000
[a]Bearingpoint Inc.	211,300	2,039,045
[a]Borland Software Corp.	545,000	5,324,650
[a]Cognizant Technology Solutions Corp., A	157,300	3,831,828
[a]Documentum Inc.	58,600	1,152,662
[a]Entrust Inc.	750,000	2,205,000
[a]Hyperion Solutions Corp.	52,700	1,779,152
[a]Informatica Corp.	500,000	3,455,000
[a]Interwoven Inc.	35,600	79,032
[a]Mercury Interactive Corp.	98,300	3,795,363
[a]Micromuse Inc.	370,000	2,956,300
[a]National Instruments Corp.	250,000	9,445,000
[a]NetIQ Corp.	277,500	4,290,150
[a]Overture Services Inc.	110,600	2,005,178
[a]Quest Software Inc.	319,000	3,796,100
[a]Retek Inc.	175,000	1,120,000
[a]RSA Security Inc.	287,400	3,089,550
[a]Sapient Corp.	758,400	2,100,768
[a]United Online Inc.	45,200	1,145,368
[a]Verity Inc.	302,600	3,830,916
[a]webMethods Inc.	209,390	1,702,341
[a]Wind River Systems Inc.	585,000	2,228,850

		78,810,264

Transportation 3.4%
Airborne Inc.	84,750	1,771,275
[a]Alaska Air Group Inc.	61,100	1,310,595
[a]Atlantic Coast Airlines Holdings Inc.	248,000	3,345,520
C.H. Robinson Worldwide Inc.	216,800	7,709,408
CNF Inc.	15,100	383,238
Expeditors International of Washington Inc.	267,100	9,252,344
SkyWest Inc.	120,000	2,287,200

		26,059,580

Utilities .6%
Atmos Energy Corp.	75,000	1,860,000
Energen Corp.	60,000	1,998,000
[a]Sierra Pacific Resources Co.	54,700	324,918

		4,182,918

Total Common Stocks (Cost $611,705,387)		654,408,205

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Small Cap Fund	SHARES	VALUE
Preferred Stocks
Electronic Technology
[a,b]3Ware Inc., pfd., A-1	6,968	$65,499
[a,b]3Ware Inc., pfd., D	41,093	—

Total Preferred Stocks (Cost $294,675)		65,499

Total Long Term Investments (Cost $612,000,062)		654,473,704

Short Term Investment (Cost $106,141,916) 14.1%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	106,141,916	106,141,916

Total Investments (Cost $718,141,978) 100.8%		760,615,620
Other Assets, less Liabilities (.8)%		(5,717,757)

Net Assets 100.0%		$754,897,863

[a]	Non-income producing
[b]	See Note 9 regarding restricted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Small Cap Value Securities Fund	SHARES	VALUE
Closed End Mutual Funds .6%
High Income Opportunity Fund Inc.	71,500	$531,960
High Yield Income Fund Inc.	34,200	189,468
Managed High Income Portfolio Inc.	73,000	542,390

Total Closed End Mutual Funds (Cost $1,492,131)		1,263,818

Common Stocks 94.6%
Commercial Services .8%
ABM Industries Inc.	120,000	1,848,000

Consumer Durables 7.9%
Action Performance Cos. Inc.	130,300	2,475,700
Briggs & Stratton Corp.	50,000	2,525,000
Clayton Homes Inc.	112,100	1,406,855
D.R. Horton Inc.	14,250	400,425
[a]Hooker Furniture Corp.	25,100	617,209
La-Z-Boy Inc.	97,000	2,170,860
M/I Schottenstein Homes Inc.	7,000	298,760
[a]Monaco Coach Corp.	190,000	2,912,700
Russ Berrie & Co. Inc.	140,000	5,111,400

		17,918,909

Consumer Non-Durables 4.6%
Brown Shoe Co. Inc.	125,000	3,725,000
Oshkosh B’Gosh Inc., A	35,000	945,000
Standard Commercial Corp.	48,500	824,500
[a]Timberland Co., A	67,500	3,568,050
[a]Tommy Hilfiger Corp.	115,800	1,069,992
Wolverine World Wide Inc.	13,000	250,380

		10,382,922

Consumer Services 2.6%
[a]Aztar Corp.	185,000	2,980,350
Intrawest Corp. (Canada)	225,000	2,965,500

		5,945,850

Electronic Technology 4.1%
[a]Avocent Corp.	145,000	4,339,850
Cohu Inc.	105,000	1,638,000
Diebold Inc.	80,000	3,460,000
[a]SPACEHAB Inc.	13,500	12,825

		9,450,675

Energy Minerals 7.6%
Arch Coal Inc.	180,000	4,136,400
Consol Energy Inc.	196,000	4,457,040
Holly Corp.	30,000	828,000
[a]Nuevo Energy Co.	110,600	1,929,970
Peabody Energy Corp.	140,000	4,702,600
[a]Pioneer Natural Resources Co.	45,000	1,174,500

		17,228,510

Finance 10.9%
American National Insurance Co.	30,000	2,591,790
Arthur J. Gallagher & Co.	96,000	2,611,200
Chemical Financial Corp.	1,200	35,760
First Indiana Corp.	42,500	727,600
Hancock Holding Co.	35,000	1,647,100
Harleysville Group Inc.	95,000	2,186,900
IPC Holdings Ltd. (Bermuda)	85,000	2,847,500
Peoples Bancorp Inc.	67,000	1,693,090

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Small Cap Value Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Finance (cont.)
The PMI Group Inc.	65,000	$1,744,600
Presidential Life Corp.	190,000	2,680,900
RLI Corp.	110,000	3,619,000
StanCorp Financial Group Inc.	45,000	2,349,900

		24,735,340

Health Technology 1.0%
ICN Pharmaceuticals Inc.	55,000	921,800
West Pharmaceutical Services Inc.	57,000	1,396,500

		2,318,300

Industrial Services 5.6%
[a]Atwood Oceanics Inc.	85,000	2,307,750
ENSCO International Inc.	27,500	739,750
[a]Global Industries Ltd.	525,000	2,530,500
GlobalSantaFe Corp.	17,500	408,450
[a]Offshore Logistics Inc.	108,300	2,355,525
[a]Oil States International Inc.	151,000	1,827,100
[a]Rowan Cos. Inc.	100,000	2,240,000
[a]Transocean Inc.	13,000	285,610

		12,694,685

Non-Energy Minerals 2.9%
Reliance Steel & Aluminum Co.	165,000	3,415,500
United States Steel Corp.	200,000	3,274,000

		6,689,500

Process Industries 7.4%
AptarGroup Inc.	70,000	2,520,000
Bunge Ltd.	130,000	3,718,000
Cabot Corp.	90,000	2,583,000
Myers Industries Inc.	193,400	1,837,300
Olin Corp.	160,000	2,736,000
RPM International Inc.	250,000	3,437,500

		16,831,800

Producer Manufacturing 19.6%
American Woodmark Corp.	10,600	493,536
[a]Cable Design Technologies Corp.	204,000	1,458,600
Carlisle Cos. Inc.	20,000	843,200
CIRCOR International Inc.	105,000	1,872,150
CNH Global NV (Netherlands)	97,000	925,380
[a]Genlyte Group Inc.	50,000	1,748,500
Graco Inc.	104,400	3,340,800
JLG Industries Inc.	107,400	730,320
Lancaster Colony Corp.	60,000	2,319,600
[a]Lone Star Technologies Inc.	125,000	2,647,500
[a]Mettler-Toledo International Inc. (Switzerland)	125,000	4,581,250
[a]Mueller Industries Inc.	120,000	3,253,200
[a]Powell Industries Inc.	72,300	1,058,472
Roper Industries Inc.	100,000	3,720,000
Stewart & Stevenson Services Inc.	78,000	1,228,500
Superior Industries International Inc.	90,000	3,753,000
Teleflex Inc.	68,000	2,893,400
Thomas Industries Inc.	50,000	1,352,500
Timken Co.	44,800	784,448
[a]Tower Automotive Inc.	89,500	327,570
Watts Industries Inc., A	110,000	1,963,500
York International Corp.	145,000	3,393,000

		44,688,426

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin Small Cap Value Securities Fund	SHARES	VALUE
Common Stocks (cont.)
Retail Trade 6.4%
[a]American Eagle Outfitters Inc.	100,000	$1,812,000
Dillards Inc., A	210,000	2,828,700
Fresh Brands Inc.	18,000	252,810
[a]Linens ’n Things Inc.	115,000	2,715,150
[a]The Men’s Wearhouse Inc.	165,000	3,605,250
[a]West Marine Inc.	120,000	2,101,200
[a]Zale Corp.	29,000	1,160,000

		14,475,110

Technology Services 2.3%
[a]NetIQ Corp.	115,000	1,777,900
Reynolds & Reynolds Co., A	125,000	3,570,000

		5,347,900

Transportation 10.5%
Airborne Inc.	70,000	1,463,000
[a]Atlantic Coast Airlines Holdings Inc.	267,500	3,608,575
[a]Dollar Thrifty Automotive Group Inc.	120,000	2,226,000
[a]Midwest Express Holdings Inc.	71,000	186,020
[a]OMI Corp.	575,000	3,542,000
Overseas Shipholding Group Inc.	100,000	2,201,000
SkyWest Inc.	210,000	4,002,600
Teekay Shipping Corp. (Bahamas)	100,000	4,290,000
Tidewater Inc.	80,000	2,349,600

		23,868,795

Utilities .4%
[a]Sierra Pacific Resources Co.	168,000	997,920

Total Common Stocks (Cost $201,870,992)		215,422,642

Total Long Term Investments (Cost $203,363,123)		216,686,460

Short Term Investment (Cost $14,837,624) 6.5%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	14,837,624	14,837,624

Total Investments (Cost $218,200,747) 101.7%		231,524,084
Other Assets, less Liabilities (1.7)%		(3,881,556)

Net Assets 100.0%		$227,642,528

[a]	Non-income producing
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin U.S. Government Fund	PRINCIPAL AMOUNT	VALUE
Mortgage-Backed Securities 70.7%
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate .4%
FHLMC, Cap 12.522%, Margin 2.105%, + CMT, Resets Annually, 4.128%, 6/01/22	$859,211	$882,917
FHLMC, Cap 13.458%, Margin 2.195%, + CMT, Resets Annually, 4.286%, 2/01/19	1,055,218	1,087,432

		1,970,349

Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 7.2%
FHLMC, 6.00%, 1/01/24 - 3/01/33	9,808,820	10,180,666
FHLMC, 6.50%, 6/01/08 - 7/01/32	14,310,248	14,935,925
FHLMC, 7.00%, 4/01/24 - 10/01/32	13,690,550	14,374,698
FHLMC, 7.50%, 11/01/22 - 5/01/24	840,209	899,613
FHLMC, 8.00%, 1/01/17 - 5/01/22	366,743	398,355
FHLMC, 8.50%, 4/01/18 - 3/01/22	241,749	263,240

		41,052,497

Federal National Mortgage Association (FNMA) - Adjustable Rate 1.5%
FNMA, Cap 12.49%, Margin 2.00%, + CMT, Resets Annually, 4.044%, 2/01/19	1,230,936	1,261,955
FNMA, Cap 12.819%, Margin 2.127%, + CMT, Resets Annually, 3.986%, 9/01/18	1,355,204	1,402,499
FNMA, Cap 13.313%, Margin 2.16%, + CMT, Resets Annually, 4.78%, 7/01/19	1,196,037	1,225,126
FNMA, Cap 13.644%, Margin 2.011%, + CMT, Resets Annually, 4.123%, 1/01/18	4,107,980	4,241,214
FNMA, Cap 15.156%, Margin 2.284%, + 3CMT, Resets Tri-Annually, 6.832%, 3/01/20	571,309	596,029

		8,726,823

Federal National Mortgage Association (FNMA) - Fixed Rate 11.0%
FNMA, 5.50%, 6/01/16 - 7/01/33	24,713,030	25,599,299
FNMA, 6.00%, 8/01/17 - 11/01/32	21,317,201	22,207,770
FNMA, 6.50%, 1/01/24 - 8/01/32	8,001,953	8,370,720
FNMA, 7.00%, 5/01/24 - 9/01/31	2,033,111	2,143,112
FNMA, 7.50%, 4/01/23 - 8/01/25	944,389	1,009,623
FNMA, 8.00%, 7/01/16 - 2/01/25	1,418,301	1,545,431
FNMA, 8.50%, 10/01/19 - 8/01/21	47,649	52,056
FNMA, PL, 7.00%, 3/17/35	1,725,902	1,726,060

		62,654,071

Government National Mortgage Association (GNMA) - Fixed Rate 50.6%
GNMA, PL, 7.25%, 5/15/22 - 11/15/25	1,803,297	1,903,011
GNMA I, 5.50%, 11/15/28 - 7/01/33	45,543,424	47,510,940
GNMA I, 6.00%, 11/15/23 - 11/15/32	57,224,027	60,014,163
GNMA I, SF, 6.50%, 5/15/23 - 9/15/32	89,006,494	93,478,377
GNMA I, SF, 7.00%, 3/15/22 - 10/20/32	33,067,451	34,987,637
GNMA I, SF, 7.50%, 2/15/17 - 3/15/32	9,510,284	10,160,750
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25	3,875,454	4,228,220
GNMA I, SF, 8.25%, 4/15/25	282,678	306,925
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24	1,065,887	1,166,698
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21	662,266	739,235
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21	980,863	1,106,171
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21	1,194,323	1,380,712
GNMA II, 6.00%, 1/20/24 - 8/20/28	3,662,415	3,829,674
GNMA II, 6.50%, 12/20/27 - 3/20/28	6,049,336	6,331,620
GNMA II, 7.00%, 7/20/32	15,045,276	15,835,936
GNMA II, 7.50%, 11/20/16 - 11/20/26	4,100,625	4,361,682
GNMA II, 8.00%, 7/20/16 - 8/20/26	345,473	372,900
GNMA II, 9.50%, 4/20/25	83,723	94,198

		287,808,849

Total Mortgage-Backed Securities (Cost $391,059,862)		402,212,589

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Franklin U.S. Government Fund	PRINCIPAL AMOUNT	VALUE
Other Agency Securities 27.9%
Federal Farm Credit Bank, 4.50%, 7/09/07	$10,000,000	$10,839,280
Federal Home Loan Bank, 2.25%, 5/15/06	25,000,000	25,358,750
Federal Home Loan Bank, 2.375%, 2/15/06	20,000,000	20,361,400
Federal Home Loan Bank, 2.625%, 5/15/07	15,000,000	15,217,200
Federal Home Loan Bank, 3.25%, 8/15/05	15,000,000	15,561,030
Federal Home Loan Bank, 4.875%, 5/15/07	5,000,000	5,487,490
FICO, Strip, Series 12, zero cpn., 12/06/14	13,569,000	8,022,047
FICO, Strip, Series 16, zero cpn., 10/05/10	4,745,000	3,634,566
Housing Urban Development, 96-A, 7.625%, 8/01/14	5,000,000	5,558,780
Housing Urban Development, 96-A, 7.66%, 8/01/15	5,000,000	5,553,350
Student Loan Marketing Association, zero cpn., 5/15/14	15,000,000	7,213,260
Small Business Administration, 6.00%, 9/01/18	7,257,272	7,971,997
Small Business Administration, 6.45%, 12/01/15	2,533,160	2,806,118
Small Business Administration, 6.70%, 12/01/16	2,822,591	3,159,396
Small Business Administration, 6.85%, 7/01/17	3,098,351	3,491,290
Small Business Administration, Cap 10.85%, Margin Prime - .40%, Resets Quarterly, 4.35%, 6/25/19	1,129,808	1,177,273
Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets Quarterly, 4.625%, 3/25/18	1,533,405	1,612,843
Tennessee Valley Authority, 5.98%, 4/01/36	10,000,000	11,565,840
Tennessee Valley Authority, Strip, zero cpn., 4/15/42	6,000,000	4,202,004

Total Other Agency Securities (Cost $146,832,381)		158,793,914

Total Long Term Investments (Cost $537,892,243)		561,006,503

Repurchase Agreement (Cost $30,748,008) 5.4%
[a]Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $30,748,950)	30,748,008	30,748,008
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,813,836)
Banc of America Securities LLC (Maturity Value $2,813,836)
Banc One Capital Markets Inc. (Maturity Value $1,250,256)
Barclays Capital Inc. (Maturity Value $2,813,836)
Bear, Stearns & Co. Inc. (Maturity Value $2,501,120)
BNP Paribas Securities Corp. (Maturity Value $2,813,836)
Deutsche Bank Securities Inc. (Maturity Value $1,875,993)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,813,836)
Goldman, Sachs & Co. (Maturity Value $2,813,836)
Lehman Brothers Inc. (Maturity Value $2,610,893)
Morgan Stanley & Co. Inc. (Maturity Value $2,813,836)
UBS Securities LLC (Maturity Value $2,813,836)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $568,640,251) 104.0%		591,754,511
Other Assets, less Liabilities (4.0)%		(23,152,130)

Net Assets 100.0%		$568,602,381

[a]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Zero Coupon Fund - 2005	PRINCIPAL AMOUNT	VALUE
U.S. Government and Agency Securities 92.3%
FHLB, Strip, A-1, 2/25/04	$800,000	$793,159
FICO, Strip, 3/26/05	5,000,000	4,867,870
FICO, Strip, 10/06/05	11,400,000	10,956,403
FICO, Strip, 1, 5/11/05	3,500,000	3,397,545
FICO, Strip, 19, 12/06/05	10,000,000	9,565,910
FNMA, Strip, 2/12/06	250,000	238,355
FNMA, Strip, 2/12/08	120,000	106,159
FNMA, Strip, 1, 8/01/04	450,000	443,625
FNMA, Strip, 1, 2/12/05	1,000,000	977,823
FNMA, Strip, 1, 8/12/05	875,000	846,150
FNMA, Strip, 1, 2/01/06	4,307,000	4,110,571
FNMA, Strip, 1, 8/01/06	530,000	498,460
FNMA, Strip, 1, 2/01/08	1,730,000	1,533,636
REFCO, Strip, 1/15/06	6,500,000	6,237,868
REFCO, Strip, 4/15/06	3,000,000	2,858,055
Tennessee Valley Authority, Strip, 10/15/04	6,200,000	6,083,775
Tennessee Valley Authority, Strip, 4/15/05	2,260,000	2,198,585
Tennessee Valley Authority, Strip, 10/15/05	1,000,000	960,860
U.S. Treasury, Strip, 2/15/06	14,500,000	13,924,655
U.S. Treasury, Strip, 2/15/06	1,000,000	961,071

Total U.S. Government and Agency Securities (Cost $63,704,265)		71,560,535

Other Securites - AAA Rated (Cost $1,360,844) 1.9%
Exxon Capital Corp., 11/15/04	1,500,000	1,467,000

Other Securites - A+ Rated (Cost $3,136,856) 4.2%
Diageo PLC, 1/06/04	3,250,000	3,233,573

Total Long Term Investments (Cost $68,201,965)		76,261,108

Repurchase Agreement (Cost $1,216,560) 1.6%
[a]Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $1,216,597)	1,216,560	1,216,560
ABN AMRO Bank, N.V., New York Branch (Maturity Value $111,331)
Banc of America Securities LLC (Maturity Value $111,331)
Banc One Capital Markets Inc. (Maturity Value $49,465)
Barclays Capital Inc. (Maturity Value $111,331)
Bear, Stearns & Co. Inc. (Maturity Value $98,958)
BNP Paribas Securities Corp. (Maturity Value $111,331)
Deutsche Bank Securities Inc. (Maturity Value $74,225)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $111,331)
Goldman, Sachs & Co. (Maturity Value $111,331)
Lehman Brothers Inc. (Maturity Value $103,301)
Morgan Stanley & Co. Inc. (Maturity Value $111,331)
UBS Securities LLC (Maturity Value $111,331)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $69,418,525) 100.0%		77,477,668
Other Assets, less Liabilities		37,055

Net Assets 100.0%		$77,514,723

[a]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Franklin Zero Coupon Fund - 2010	PRINCIPAL AMOUNT	VALUE
U.S. Government and Agency Securities 87.3%
FHLMC, Strip, 7/15/10	$11,150,000	$8,723,838
FICO, Strip, 19, 6/06/10	9,800,000	7,605,388
FICO, Strip, A, 8/08/10	7,000,000	5,395,481
FNMA, Strip, 8/12/09	1,975,000	1,624,510
FNMA, Strip, 8/01/10	8,250,000	6,441,303
FNMA, Strip, 8/12/10	1,230,000	959,211
REFCO, Strip, 10/15/10	10,000,000	7,843,960
SLMA 5/15/14	8,650,000	4,159,647
Tennessee Valley Authority, Strip, 1/01/10	412,000	324,583
Tennessee Valley Authority, Strip, 4/15/10	12,000,000	9,399,924
Tennessee Valley Authority, Strip, 10/15/10	1,320,000	1,012,432
Tennessee Valley Authority, Strip, 10/15/11	7,295,000	5,268,449
U.S. Treasury, Strip, 2/15/11	14,900,000	11,549,392
U.S. Treasury, Strip, 2/15/12	1,000,000	733,936

Total U.S. Government and Agency Securities (Cost $57,145,613)		71,042,054

Other Securities - AAA Rated 9.8%
International Bank for Reconstruction and Development, 2/15/11	1,392,000	1,020,096
International Bank for Reconstruction and Development, 2/15/12	2,800,000	1,928,777
International Bank for Reconstruction and Development, 2/15/13	3,287,000	2,128,014
International Bank for Reconstruction and Development, 8/15/13	4,100,000	2,569,507
International Bank for Reconstruction and Development, 2, 2/15/11	500,000	366,414

Total Other Securities - AAA Rated (Cost $6,276,959)		8,012,808

Total Long Term Investments (Cost $63,422,572)		79,054,862

[a]Repurchase Agreement (Cost $712,871) .9%
Joint Repurchase Agreement, 1.103%, 7/01/03, (Maturity Value $712,893)	712,871	712,871
ABN AMRO Bank, N.V., New York Branch (Maturity Value $65,236)
Banc of America Securities LLC (Maturity Value $65,236)
Banc One Capital Markets Inc. (Maturity Value $28,993)
Barclays Capital Inc. (Maturity Value $65,236)
Bear, Stearns & Co. Inc. (Maturity Value $57,987)
BNP Paribas Securities Corp. (Maturity Value $65,236)
Deutsche Bank Securities Inc. (Maturity Value $43,493)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $65,236)
Goldman, Sachs & Co. (Maturity Value $65,236)
Lehman Brothers Inc. (Maturity Value $60,532)
Morgan Stanley & Co. Inc. (Maturity Value $65,236)
UBS Securities LLC (Maturity Value $65,236)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $64,135,443) 98.0%		79,767,733
Other Assets, less Liabilities 2.0%		1,638,853

Net Assets 100.0%		$81,406,586

[a]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Mutual Discovery Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests 70.0%
Aerospace & Defense .7%
Northrop Grumman Corp.	United States	16,200	$1,397,898

Auto Components .7%
Trelleborg AB, B	Sweden	128,041	1,367,592

Beverages 3.0%
Brown-Forman Corp., A	United States	3,700	297,850
Brown-Forman Corp., B	United States	10,780	847,523
Carlsberg AS, B	Denmark	63,000	2,254,138
Diageo PLC	United Kingdom	47,500	507,129
Heineken Holding NV, A	Netherlands	67,110	1,929,737
Pepsi Bottling Group Inc.	United States	4,700	94,094

			5,930,471

Chemicals 2.2%
Akzo Nobel NV	Netherlands	53,430	1,416,112
Givaudan AG	Switzerland	800	336,643
Solvay SA	Belgium	24,070	1,658,456
Syngenta AG	Switzerland	18,960	950,415

			4,361,626

Commercial Banks 3.2%
[a]Banca Nazionale del Lavoro SpA	Italy	224,600	376,564
Bank of America Corp.	United States	3,500	276,605
Bank of Ireland	Irish Republic	127,425	1,543,774
Danske Bank	Denmark	53,990	1,051,412
DNB Holding ASA	Norway	289,720	1,428,853
Fleet Boston Financial Corp.	United States	14,700	436,737
Gjensidige NOR ASA, 144A	Norway	4,100	143,418
KeyCorp	United States	7,000	176,890
[a,b]Nippon Investment LLC	Japan	477,000	839,520

			6,273,773

Commercial Services & Supplies 1.4%
[a]Alderwoods Group Inc.	United States	26,228	143,205
[a]Cendant Corp.	United States	57,600	1,055,232
[a]Republic Services Inc.	United States	40,500	918,135
[a]Veridian Corp.	United States	2,300	80,247
Waste Management Inc.	United States	20,300	489,027

			2,685,846

Communications Equipment .1%
[a]Marconi Corp.	United Kingdom	265,214	269,149

Computers & Peripherals
[a]DecisionOne Corp.	United States	5,288	10,576

Construction & Engineering 2.6%
Acciona SA	Spain	17,100	814,931
Fomento de Construcciones y Contratas SA	Spain	18,300	511,293
Grupo Dragados SA	Spain	37,782	760,578
Vinci SA	France	43,880	3,051,106

			5,137,908

Construction Materials .9%
Ciments Francais SA	France	22,650	1,323,923
RMC Group PLC	United Kingdom	70,700	538,699

			1,862,622

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Diversified Financial Services 4.5%
Brascan Corp., A	Canada	84,700	$2,072,695
E-L Financial Corp. Ltd.	Canada	7,400	1,424,177
Irish Life & Permanent PLC	Irish Republic	147,300	1,598,154
[a,b]Leucadia National Corp.	United States	34,780	1,226,482
Pargesa Holdings SA	Switzerland	1,147	2,337,948
Principal Financial Group	United States	3,800	122,550

			8,782,006

Diversified Telecommunication Services .5%
BCE Inc.	Canada	32,600	745,211
[a]XO Communications Inc.	United States	58,730	212,896

			958,107

Electric Utilities .8%
E.ON AG	Germany	21,550	1,104,957
[a]PG & E Corp.	United States	15,000	317,250
[a,b]PG & E Corp, wts., 9/02/06	United States	667	12,690
[a]Reliant Resources Inc.	United States	7,000	42,910

			1,477,807

Electrical Equipment .3%
Kidde PLC	United Kingdom	464,790	651,922

Food & Staples Retailing .9%
[a]Kroger Co.	United States	84,500	1,409,460
[a]Safeway Inc.	United States	13,900	284,394

			1,693,854

Food Products 5.2%
Cadbury Schweppes PLC	United Kingdom	235,227	1,389,602
Farmer Brothers Co.	United States	4,200	1,425,018
Greencore Group PLC	Irish Republic	200	666
Groupe Danone	France	21,350	2,954,347
Hershey Foods Corp.	United States	5,000	348,300
Koninklijke Numico NV	Netherlands	38,500	592,437
Lotte Confectionary Co. Ltd.	South Korea	2,380	980,293
Nestle SA	Switzerland	11,820	2,438,957
Weetabix Ltd., A	United Kingdom	1,200	46,039

			10,175,659

Health Care Equipment & Supplies .1%
[a]Centerpulse Ltd.	Switzerland	600	161,456

Health Care Providers & Services 1.0%
[a]Anthem Inc.	United States	2,400	185,160
CIGNA Corp.	United States	6,900	323,886
[a]Genesis Health Ventures Inc.	United States	13,881	245,000
HCA Inc.	United States	15,100	483,804
[a,g]Kindred Healthcare Inc.	United States	28,754	487,323
[a,g]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	5,258	14,985
[a,g]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	13,145	30,720
[a]Rotech Healthcare Inc.	United States	8,060	176,514
[a]Wellpoint Health Networks Inc.	United States	25	2,107

			1,949,499

Industrial Conglomerate 1.2%
Orkla ASA	Norway	138,270	2,394,402

Insurance 8.5%
[a]Alleghany Corp.	United States	3,614	690,274
[a]Berkshire Hathaway Inc., A	United States	45	3,262,500
[a]Berkshire Hathaway Inc., B	United States	960	2,332,800

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Insurance (cont.)
Hartford Financial Services Group Inc.	United States	27,000	$1,359,720
IPC Holdings Ltd.	Bermuda	15,500	519,250
[a,b]Montpelier Re Holdings Ltd.	Bermuda	6,420	192,729
Old Republic International Corp.	United States	36,200	1,240,574
[a,b]Olympus Re Holdings Ltd.	Bermuda	2,140	289,606
Prudential Financial Inc.	United States	33,200	1,117,180
Travelers Property Casualty Corp., A	United States	83,350	1,325,265
United Fire & Casualty Co.	United States	26,600	864,234
White Mountains Insurance Group Inc.	United States	1,200	474,000
[b]White Mountains Insurance Group Inc.	United States	7,796	2,925,449

			16,593,581

IT Services .1%
[a]Comdisco Contingent Equity Distribution	United States	2,066,357	7,646
[a]Concord EFS Inc.	United States	10,200	150,144

			157,790

Leisure Equipment & Products .6%
Agfa Gevaert NV	Belgium	19,700	418,292
Nintendo Co. Ltd.	Japan	11,600	843,373

			1,261,665

Machinery .8%
Alfa Laval AB	Sweden	80,700	771,216
[a]Joy Global Inc.	United States	41,338	610,562
[a]Schindler Holding AG, Reg D	Switzerland	1,600	281,127

			1,662,905

Marine .4%
Koninklijke Nedlloyd Groep NV	Netherlands	37,900	786,020

Media 6.8%
Astral Media Inc., A	Canada	70,900	1,189,711
Dow Jones & Co. Inc.	United States	2,000	86,060
E.W. Scripps Co., A	United States	200	17,744
Hispanic Broadcasting Corp., A	United States	2,500	63,625
Lagardere SCA	France	64,810	2,816,985
[a]Liberty Media Corp., A	United States	195,846	2,263,980
McGraw-Hill Cos. Inc.	United States	3,200	198,400
[a]NTL Europe Inc.	France	10,535	105
[a,b]NTL Inc.	United States	40,998	1,398,852
NV Holdingsmig de Telegraaf	Netherlands	45,878	737,580
Omnicom Group Inc.	United States	4,500	322,650
SES Global, FDR	Luxembourg	342,000	2,218,968
[a]TVMAX Holdings Inc.	United States	3,535	7,512
Washington Post Co., B	United States	2,721	1,994,221

			13,316,393

Metals & Mining 3.7%
Anglo American PLC	United Kingdom	42,400	647,184
Barrick Gold Corp.	Canada	24,600	440,340
Fording Canadian Coal Trust	Canada	2,313	41,536
[a]Glamis Gold Ltd.	Canada	10,800	121,373
Impala Platinum Holdings Ltd.	South Africa	24,500	1,454,994
[a,b]International Steel Group	United States	33	3,052,500
[a,b]International Steel Group, B	United States	2	185,000
Newmont Mining Corp.	United States	36,100	1,171,806
[a]Wheaton River Minerals Ltd.	Canada	77,598	97,087
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	20,700	9,445

			7,221,265

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Multi-Utilities & Unregulated Power .7%
Suez SA	France	87,895	$1,398,956

Oil & Gas 2.1%
Amerada Hess Corp.	United States	1,200	59,016
BP PLC	United Kingdom	110,600	766,978
BP PLC, ADR	United Kingdom	9,000	378,180
Conocophillips	United States	10,234	560,823
[a]Southwest Royalties Inc., A	United States	3,410	102,295
Total SA, B	France	9,524	1,439,302
Total SA, B, ADR	France	9,670	732,986

			4,039,580

Paper & Forest Products 1.3%
Abitibi-Consolidated Inc.	Canada	97,900	619,643
Meadwestvaco Corp.	United States	15,400	380,380
Potlatch Corp.	United States	63,100	1,624,825

			2,624,848

Personal Products .2%
Beiersdorf AG	Germany	3,700	493,342

Pharmaceuticals .8%
Merck & Co. Inc.	United States	10,200	617,610
Takeda Chemical Industries Ltd.	Japan	23,500	867,000

			1,484,610

Real Estate 2.7%
American Financial Realty Trust	United States	5,400	80,514
Canary Wharf Group PLC	United Kingdom	185,900	785,307
Fastighets AB Tornet	Sweden	46,700	930,505
iStar Financial Inc.	United States	42,500	1,551,250
[a,b]Security Capital European Realty	Luxembourg	5,319	39,361
[a,b]Torre Mayor Investments, LP	United States	10	1,000,000
Ventas Inc.	United States	55,600	842,340

			5,229,277

Road & Rail .9%
Canadian National Railway Co.	Canada	20,400	977,098
Florida East Coast Industries Inc., A	United States	27,900	712,845
Florida East Coast Industries Inc., B	United States	3,200	79,680

			1,769,623

Software .2%
[a]J.D. Edwards & Co., Jul. 12.5 Calls, 7/19/03	United States	29	5,510
[a]Peoplesoft Inc.	United States	18,700	328,933
[a]Peoplesoft Inc., Jul. 17.5 Puts, 7/19/03	United States	7	385

			334,828

Thrifts & Mortgage Finance .6%
Freddie Mac	United States	9,400	477,238
Greenpoint Financial Corp.	United States	4,464	227,396
Hudson City Bancorp Inc.	United States	17,400	444,918

			1,149,552

Tobacco 8.1%
Altadis SA	Spain	137,700	3,529,431
Altria Group Inc.	United States	33,900	1,540,416
British American Tobacco PLC	United Kingdom	309,875	3,515,438
Gallaher Group PLC, ADR	United Kingdom	1,000	39,600
Gallaher Group PLC	United Kingdom	72,170	708,588

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS		VALUE
Common Stocks and Other Equity Interests (cont.)
Imperial Tobacco Group PLC	United Kingdom	183,172		$3,273,466
ITC Ltd.	India	65,968		1,087,897
Korea Tobacco & Ginseng Corp., GDR, 144A	South Korea	222,090		1,838,905
KT&G Corporation	South Korea	25,000		412,307

				15,946,048

Trading Companies & Distributors .4%
Compania de Distribucion Intefral Logista SA	Spain	32,500		776,289

Transportation Infrastructure 1.2%
Laidlaw International Inc.	United States	67,599		561,072
Mersey Docks & Harbour Co.	United Kingdom	92,630		846,037
Peninsular & Oriental Steam Navigation Co.	United Kingdom	269,200		1,043,910

				2,451,019

Wireless Telecommunication Services .6%
[a]Spectrasite Inc.	United States	22,082		1,100,788

Total Common Stocks and Other Equity Interests (Cost $117,688,614)				137,340,552

Preferred Stocks .5%
Construction Materials
[a]Dyckerhoff AG, pfd.	Germany	5,503		64,648

Electric Utilities
Calpine Capital Trust, 5.75%, cvt. pfd.	United States	1,640		70,520

Food Products .1%
Unilever NV, pfd.	Netherlands	12,800		77,904

Health Care Providers & Services
[a]Genesis Health Ventures Inc., PIK, 6.00%, cvt. pfd.	United States	162		13,689

Household Products .3%
Henkel KGAA, pfd.	Germany	9,420		577,655

Insurance .1%
United Fire & Casualty Co., 6.375%, cvt. pfd.	United States	5,300		149,725

Media
NTL Europe Inc., 10.00%, A, pfd.	United States	4,660		9,320

Total Preferred Stocks (Cost $972,583)				963,461

		PRINCIPAL AMOUNT[c]
Corporate Bonds & Notes 5.4%
Alderwoods Group Inc., 12.25%, 1/02/09	United States	$280,600		294,630
Calpine Canada Energy Finance,
8.50%, 5/01/08	Canada	539,000		423,115
8.375%, 10/15/08	Canada	10,000	EUR	8,383
Calpine Corp.,
7.875%, 4/01/08	United States	115,000		88,550
7.75%, 4/15/09	United States	235,000		175,075
8.625%, 8/15/10	United States	279,000		210,645
cvt., 144A, 4.00%, 12/26/06	United States	90,000		81,450
cvt., 4.00%, 12/26/06	United States	770,000		696,850
DecisionOne Corp., Bank Claim	United States	171,788		144,302
Eurotunnel Finance Ltd., equity note, 12/31/03	United Kingdom	112,932	GBP	60,565
Eurotunnel PLC,
12/31/18, Tier 2	United Kingdom	160,314	GBP	191,791
12/31/25, Tier 3	United Kingdom	254,024	GBP	259,888
12/31/50, Resettable Advance R5	United Kingdom	140,058	GBP	99,379
Stabilization Advance S8, Tier 1	United Kingdom	115,706	GBP	45,823
Stabilization Advance S8, Tier 2	United Kingdom	112,863	GBP	43,766

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Corporate Bonds & Notes (cont.)
Eurotunnel SA,
5.28%,12/31/18, Tier 2 (Pibor)	France	17,565	EUR	$14,624
12/31/18, Tier 2 (Libor)	France	39,763	EUR	33,105
12/31/25, Tier 3 (Libor)	France	82,595	EUR	58,806
Stabilization Advance S6, Tier 2	France	21,402	EUR	5,776
Stabilization Advance S7, Tier 1 (Pibor)	France	36,561	EUR	10,076
Stabilization Advance S6, Tier 1 (Pibor)	France	10,849	EUR	2,990
Level 3 Communications Inc.,
Term Loan A	United States	105,200		97,310
Term Loan C	United States	32,500		30,712
Lloyds Tsb Bank PLC, 7/22/03	United Kingdom	3,000,000		2,997,983
Marconi Corp., 10.00%, 10/31/08	United Kingdom	133,216		135,880
Marconi PLC, 8.00%, 4/30/08	United Kingdom	365,215		332,346
Midwest Generation LLC., 8.56%, 1/02/16	United States	225,000		225,000
Mirant Americas Generation Inc., 7.625%, 5/01/06	United States	94,000		72,850
Mirant Mid-Atlantic LLC,
9.125%, 6/30/17	United States	35,781		34,887
10.06%, 12/30/28	United States	93,532		92,771
NTL Inc., 19. 00%, 1/09/10	United States	1,132,000		1,126,340
Providian Financial Corp, cvt., zero cpn., 2/15/21	United States	644,000		281,750
Qwest Capital Funding, 5.875%, 8/03/04	United States	414,000		398,475
Qwest Services Corp., 13.50%, 12/15/10	United States	850,000		964,750
Reliant Energy Inc., 9.237%, 7/02/17	United States	26,940		25,458
Sepracor Inc., cvt., 5.00%, 2/15/07	United States	420,000		372,750
Southwest Royalties Inc., 11.50%, 6/30/04	United States	227,000		227,000
TVMAX Holdings Inc., PIK, 14.00%, 2/01/06	United States	10,684		10,684
XO Communications Inc., 7/15/09	United States	378,046		364,815

Total Corporate Bonds & Notes (Cost $9,762,772)				10,741,350

Bonds & Notes in Reorganization 5.3%
[a]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	76,000		46,360
8.125%, 7/15/03	United States	30,000		18,750
7.50%, 1/15/04	United States	80,000		49,600
10.50%, 7/15/04	United States	124,000		78,740
10.25%, 11/01/06	United States	116,000		71,340
8.375%, 2/01/08	United States	245,000		153,125
7.75%, 1/15/09	United States	210,000		131,250
7.875%, 5/01/09	United States	85,000		51,850
9.375%, 11/15/09	United States	60,000		38,700
10.25%, 6/15/11	United States	229,000		147,705
cvt., 6.00%, 2/15/06	United States	1,056,000		190,080
cvt., 3.25%, 5/01/21	United States	123,000		22,140
[a]Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11	United States	20,000		4,000
[a]Amerco,
8.03%, 9/18/06	United States	20,000		16,800
7.47%, 1/15/27	United States	85,000		71,400
7.85%, 5/15/03	United States	13,000		10,790
[a]Century Communications Corp.,
9.50%, 3/01/05	United States	15,000		9,750
8.875%, 1/15/07	United States	11,000		7,150
8.375%, 12/15/07	United States	20,000		13,000
zero cpn., 3/15/03	United States	223,000		132,685
[a]Charter Communications Holdings LLC,
10.00%, 5/15/11	United States	333,000		241,425
8.625%, 4/01/09	United States	85,000		61,625
senior disc. note, zero cpn., 5/15/11	United States	120,000		61,200
senior disc. note, zero cpn., 1/15/06	United States	158,000		82,950
[a]Charter Communications Operating LLC, Bank Claim	United States	467,500		430,100
Dow Corning Corp., 9.375%, 2/01/08	United States	300,000		588,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE
Bonds & Notes in Reorganization (cont.)
[a]Frontier Corp., 7.25%, 5/15/04	United States	$45,000		$3,262
[a]Global Crossing Holdings Ltd.,
9.125%, 11/15/06	United States	270,000		12,825
9.625%, 5/15/08	United States	135,000		6,412
9.50%, 11/15/09	United States	222,000		10,545
Bank Claim	United States	400,000		89,000
Bank Claim	United States	939,874		209,122
Bank Claim	United States	185,700		41,318
[a]Global Crossing Ltd., 6.00%, 10/15/03	United States	43,000		3,117
[a]Harnischfeger Industries Inc.,
8.90, 03/01/22	United States	162,000		1,021
8.70%, 6/15/22	United States	159,000		1,018
7.25%, 12/15/25	United States	232,000		1,485
6.875%, 2/15/27	United States	216,000		1,361
[a]Harnischfeger Industries Inc., Stipulated Bank Claim	United States	250,450		1,553
[a]Healthsouth Corp.,
8.50%, 2/01/08	United States	285,000		225,150
7.00%, 6/15/08	United States	148,000		116,920
8.375%, 10/01/11	United States	97,000		76,630
7.625%, 6/01/12	United States	730,000		569,400
[a]Metromedia Fiber Network Inc.,
14.00%, 3/15/07	United States	880,000		378,400
10.00%, 11/15/08	United States	577,000		34,620
10.00%, 12/15/09	United States	575,000		34,500
10.00%, 12/15/09	United States	280,000	EUR	16,077
[a]NRG Energy Inc.,
7.625%, 2/01/06	United States	250,000		107,500
6.75%, 7/15/06	United States	276,000		118,680
7.50%, 6/15/07	United States	245,000		105,350
7.50%, 6/01/09	United States	64,000		27,520
8.25%, 9/15/10	United States	287,000		124,845
8.00%, 11/01/13	United States	133,000		57,855
8.625%, 4/01/31	United States	143,000		62,205
Revolver	United States	449,100		193,113
[a]NRG Northeast Generating LLC,
8.842%, 6/15/15	United States	174,000		171,390
9.292%, 12/15/24	United States	200,000		197,000
[a]Owens Corning, Revolver	United States	932,766		708,902
PG & E Corp.,
5.94%, 10/07/03	United States	44,000		43,560
7.375%, 11/01/05	United States	853,000		880,722
[a]Bank Claim	United States	183,638		199,247
Commercial Paper, 1/18/01	United States	35,000		35,175
Commercial Paper, 1/30/01	United States	18,000		18,270
Commercial Paper, 2/16/01	United States	54,000		54,270
FRN, 144A, 7.583%, 10/31/01	United States	271,000		278,452
[a]Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	10,000		2,000
[a]Safety Kleen Corp.,
9.25%, 5/15/09	United States	31,000		1,705
Revolver	United States	278,669		103,108
Term Loan	United States	29,291	CAD	4,311
Term Loan A	United States	230,196		57,549
Term Loan B	United States	267,895		66,974
Term Loan C	United States	244,795		61,199
[a]Safety Kleen Services, 9.25%, 6/01/08	United States	3,000		15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE
Bonds & Notes in Reorganization (cont.)
[a]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	$321,000		$117,967
11.25%, 11/01/08	United Kingdom	46,000		16,905
9.875%, 2/01/10	United Kingdom	107,000	GBP	63,122
Bank Claim	United Kingdom	1,141,000	GBP	489,530
cvt., 5.25%, 2/19/07	United Kingdom	307,000	GBP	165,909
senior disc. note, zero cpn.	United Kingdom	120,000		38,100
senior disc. note, zero cpn.	United Kingdom	95,000		28,263
zero cpn., 4/15/04	United Kingdom	371,000	GBP	191,313
[a]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	274,000		126,040
[a]WorldCom Inc.,
7.875%, 5/15/03	United States	25,000		7,562
6.25%, 8/15/03	United States	35,000		10,412
6.50%, 5/15/04	United States	46,000		13,685
6.40%, 8/15/05	United States	80,000		23,800
8.00%, 5/15/06	United States	46,000		13,685
7.75%, 4/01/07	United States	15,000		4,463
8.25%, 5/15/10	United States	335,000		99,663
7.375%, 1/15/11	United States	617,000		183,558
7.50%, 5/15/11	United States	737,000		219,258
7.75%, 4/01/27	United States	65,000		19,338
8.25%, 5/15/31	United States	1,068,000		317,730

Total Bonds & Notes in Reorganization (Cost $10,036,560)				10,395,471

		SHARES/ PRINCIPAL AMOUNT[c]
Companies in Liquidation .3%
[a]Brunos Inc., Liquidating Unit	United States	2,247		9,887
[a]Fine Host Corp.	United States	49,920		392,870
[a]Guangdong International Trust & Investment Corp.,
144A, 8.75%, 10/24/16	China	120,000		13,800
Bank Claim	Hong Kong	355,733		40,909
Bank Claim	Hong Kong	205,745		23,661
Bank Claim	Hong Kong	130,067		14,958
[a]United Companies Financial Corp., Bank Claim	United States	1,199,266		11,993

Total Companies in Liquidation (Cost $542,297)				508,078

U.S. Government and Agency Securities 18.4%
Federal National Mortgage Association, 0.952% to 2.125%, with maturities to 11/26/04	United States	19,700,000		19,686,541
Federal Home Loan Bank, 0.920% to 1.172%, with maturities to 7/11/03	United States	8,500,000		8,499,219
[d]Federal Home Loan Mortgage Corp., 1.229%, 8/29/03	United States	3,500,000		3,494,666
U.S. Treasury Bill, 0.162% to 1.106%, with maturities to 10/09/03	United States	4,500,000		4,490,292

Total U.S. Government and Agency Securities (Cost $36,151,204)				36,170,718

Total Investments (Cost $175,154,030) 99.9%				196,119,630
Options Written				(5,075)
Securities Sold Short (.8)%				(1,580,944)
Net equity in foreign contracts (.5)%				(910,974)
Other Assets, less Liabilities 1.4%				2,678,433

Net Assets 100.0%				$196,301,070

Options Written ISSUER	COUNTRY	CONTRACTS		VALUE
Metals & Mining
Barrick Gold, Jul. 17.5 Puts, 7/19/03	Canada	11		$1,925
Zimmer Holdings Inc., Jul. 45 Calls, 7/19/03	United States	27		2,970

				4,895

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Discovery Securities Fund	COUNTRY	CONTRACTS	VALUE
Options Written (cont.)
Thrifts & Mortgage Finance
Freddie Mac, Jul. 45 Puts, 7/19/03	United States	9	$180

Total Options Written (Proceeds $7,767)			$5,075

Securities Sold Short ISSUER	COUNTRY	SHARES	VALUE
Automobiles (.2)%
[e]General Motors Corp.	United States	13,400	$482,400

Chemicals
[e]Ecolab Inc.	United States	800	20,480

Food Products (.4)%
[e]Kraft Foods Inc., A	United States	22,000	716,100

Health Care Providers & Services
[e]Cobalt Corp.	United States	200	4,110

Household Products
[e]Clorox Co.	United States	1,300	55,445

IT Services (.1)%
[e]First Data Corp.	United States	4,400	182,336

Media
[e]Univision Communications Inc., A	United States	2,200	66,880

Software
[e]J.D. Edwards & Co.	United States	2,900	41,557

Thrifts & Mortgage Finance
[e]New York Community Bancorp Inc.	United States	400	11,636

Total Securities Sold Short (Proceeds $1,708,975)			$1,580,944

Synthetic Equity Swaps (ses) ISSUER	COUNTRY	SHARES	VALUE AT 6/30/03	UNREALIZED GAIN/LOSS
[f]Smith & Nephew PLC, ses., 3.75 GBP	United Kingdom	3,100	$17,814	$1,341
[f]Smith & Nephew PLC, ses., 3.78 GBP	United Kingdom	900	5,172	425

Total Synthetic Equity Swaps				$1,766

Currency Abbreviations:

CAD — Canadian Dollar

EUR — European Unit

GBP — British Pound

[a]	Non-income producing
[b]	See Note 9 regarding restricted securities.
[c]	The principal amount is stated in US dollars unless otherwise indicated.
[d]	See Note 1(i) regarding securities segregated with broker for securities sold short.
[e]	See Note 1(i) regarding securities sold short.
[f]	See Note 1(g) regarding synthetic equity swaps.
[g]	See Note 11 regarding other considerations.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Mutual Shares Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests 56.5%
Aerospace & Defense .9%
Northrop Grumman Corp.	United States	120,000	$10,354,800

Beverages .9%
Brown-Forman Corp., A	United States	3,800	305,900
Brown-Forman Corp., B	United States	42,965	3,377,908
Diageo PLC	United Kingdom	387,000	4,131,764
Heineken Holding NV, A	Netherlands	56,500	1,624,648
Pepsi Bottling Group Inc.	United States	28,200	564,564

			10,004,784

Capital Markets .2%
Bear Stearns Cos. Inc.	United States	37,420	2,709,956

Chemicals 1.4%
Akzo Nobel NV	Netherlands	360,130	9,544,907
Syngenta AG	Switzerland	131,795	6,606,534

			16,151,441

Commercial Banks 1.7%
Bank of America Corp.	United States	34,700	2,742,341
Bank of Ireland	Irish Republic	696,184	8,434,379
Fleet Boston Financial Corp.	United States	138,000	4,099,980
KeyCorp	United States	41,800	1,056,286
[a,b]Nippon Investment LLC	Japan	1,148,000	2,020,480
U.S. Bancorp	United States	101,252	2,480,674

			20,834,140

Commercial Services & Supplies 1.7%
[a]Alderwoods Group Inc.	United States	66,448	362,806
[a]Cendant Corp.	United States	483,677	8,860,963
[a]Republic Services Inc.	United States	357,700	8,109,059
[a]Veridian Corp.	United States	13,000	453,570
Waste Management Inc.	United States	99,800	2,404,182

			20,190,580

Communications Equipment .1%
Marconi Corp.	United Kingdom	1,515,978	1,538,467

Computers & Peripherals
[a]DecisionOne Corp.	United States	26,349	52,698

Construction Materials .6%
Martin Marietta Materials Inc.	United States	205,900	6,920,299

Diversified Financial Services 1.3%
Brascan Corp., A	Canada	344,200	8,422,925
[a,b]Leucadia National Corp.	United States	184,830	6,517,845
Principal Financial Group	United States	33,650	1,085,213

			16,025,983

Diversified Telecommunication Services .6%
BCE Inc.	Canada	252,700	5,776,532
[a]XO Communications Inc.	United States	273,139	990,129

			6,766,660

Electric Utilities 1.1%
Allegheny Energy Inc.	United States	481,900	4,072,055
E.ON AG	Germany	135,500	6,947,641
[a,b]PG & E Corp, wts., 9/02/06	United States	1,520	28,919
[a]PG & E Corp.	United States	101,200	2,140,380
[a]Reliant Resources Inc.	United States	47,000	288,110

			13,477,105

Food & Staples Retailing 1.0%
[a]Brunos Inc., Liquidating Unit	United States	5,044	22,194
[a]Kroger Co.	United States	624,200	10,411,656
[a]Safeway Inc.	United States	99,300	2,031,678

			12,465,528

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Shares Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Food Products 3.3%
Cadbury Schweppes PLC	United Kingdom	1,457,494	$8,610,136
Groupe Danone	France	88,790	12,286,486
Hershey Foods Corp.	United States	25,300	1,762,398
Nestle SA	Switzerland	82,860	17,097,464

			39,756,484

Health Care Equipment & Supplies .1%
[a]Centerpulse Ltd.	Switzerland	3,600	968,735

Health Care Providers & Services 1.0%
[a]Anthem Inc.	United States	11,500	887,225
CIGNA Corp.	United States	69,200	3,248,248
[a]Genesis Health Ventures Inc.	United States	29,163	514,727
HCA Inc.	United States	120,500	3,860,820
Health Net Inc., A	United States	50,165	1,652,937
[a,g]Kindred Healthcare Inc.	United States	70,034	1,186,936
[a,g]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	12,897	36,756
[a,g]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	32,243	75,352
[a]Rotech Healthcare Inc.	United States	41,340	905,346
[a]Wellpoint Health Networks Inc.	United States	185	15,596

			12,383,943

Hotels Restaurants & Leisure .4%
Fine Host Corp.	United States	139,062	1,094,418
Park Place Entertainment Corp.	United States	354,500	3,222,405

			4,316,823

Industrial Conglomerates 1.1%
Orkla ASA	Norway	777,060	13,456,237

Insurance 10.6%
[a]Alleghany Corp.	United States	21,566	4,119,106
[a]Berkshire Hathaway Inc., A	United States	106	7,685,000
[a]Berkshire Hathaway Inc., B	United States	12,912	31,376,160
Hartford Financial Services Group Inc.	United States	146,500	7,377,740
[a,b]Montpelier Re Holdings Ltd.	Bermuda	48,840	1,466,177
Old Republic International Corp.	United States	362,800	12,433,156
[a,b]Olympus Re Holdings Ltd.	Bermuda	16,280	2,203,172
Prudential Financial Inc.	United States	255,900	8,611,035
Travelers Property Casualty Corp., A	United States	610,685	9,709,891
White Mountains Insurance Group Inc.	United States	59,951	23,680,645
[c]White Mountains Insurance Group Inc.	United States	45,898	17,223,225

			125,885,307

IT Services .1%
[a]Comdisco Contingent Equity Distribution	United States	8,175,255	30,248
[a]Concord EFS Inc.	United States	60,600	892,032

			922,280

Machinery .3%
[a]Joy Global Inc.	United States	252,992	3,736,692

Media 7.6%
Dow Jones & Co. Inc.	United States	67,400	2,900,222
E.W.Scripps Co., A	United States	108,216	9,600,924
Fox Entertainment Group Inc., A	United States	111,800	3,217,604
Hispanic Broadcasting Corp., A	United States	15,100	384,295
Lagardere SCA	France	416,930	18,121,979
[a]Liberty Media Corp., A	United States	1,812,790	20,955,852
McGraw-Hill Cos. Inc.	United States	31,700	1,965,400
Meredith Corp.	United States	99,659	4,384,996
[a]NTL Europe Inc.	France	42,220	422
[a,b]NTL Inc.	United States	230,177	7,853,639
Omnicom Group Inc.	United States	60,600	4,345,020
Sinclair Broadcast Group Inc. A	United States	161,300	1,872,693

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Shares Securities Fund	COUNTRY	SHARES/WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Media (cont.)
[a]TVMAX Holdings Inc.	United States	7,459	$15,850
Washington Post Co., B	United States	21,224	15,555,070

			91,173,966

Metals & Mining 2.5%
Anglo American PLC	United Kingdom	198,700	3,032,912
Anglo American PLC, ADR	United Kingdom	200	3,072
Barrick Gold Corp.	Canada	196,000	3,508,400
Fording Canadian Coal Trust	Canada	11,796	211,829
Glamis Gold Ltd.	Canada	59,000	663,058
[a,b]International Steel Group	United States	161	14,892,500
[a,b]International Steel Group, B	United States	12	1,110,000
Newmont Mining Corp.	United States	153,000	4,966,380
[a]Wheaton River Minerals Ltd.	Canada	811,060	1,014,757
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	221,465	101,055

			29,503,963

Multi-Utilities & Unregulated Power .5%
Suez SA	France	357,485	5,689,808

Oil & Gas 1.7%
Amerada Hess Corp.	United States	6,200	304,916
BP PLC	United Kingdom	803,000	5,568,567
BP PLC, ADR	United Kingdom	5,100	214,302
Conocophillips	United States	56,919	3,119,161
[a]Southwest Royalties Inc., A	United States	6,820	204,590
Total SA, B	France	68,400	10,336,859

			19,748,395

Paper & Forest Products .9%
Abitibi-Consolidated Inc.	Canada	968,592	6,130,555
Meadwestvaco Corp.	United States	161,700	3,993,990

			10,124,545

Personal Products .3%
Beiersdorf AG	Germany	22,700	3,026,719

Pharmaceuticals 1.8%
ICN Pharmaceuticals Inc.	United States	634,500	10,634,220
Merck & Co. Inc.	United States	84,100	5,092,255
Takeda Chemical Industries Ltd.	Japan	164,400	6,065,309

			21,791,784

Real Estate 1.0%
Alexander’s Inc.	United States	8,000	667,920
American Financial Realty Trust	United States	45,800	682,878
Canary Wharf Group PLC	United Kingdom	1,535,898	6,488,175
[a,b]Security Capital European Realty	Luxembourg	10,441	77,263
St. Joe Co.	United States	97,000	3,026,400
Ventas Inc.	United States	97,800	1,481,670

			12,424,306

Road & Rail 1.9%
Burlington Northern Santa Fe Corp.	United States	125,600	3,572,064
Canadian National Railway Co.	Canada	190,600	9,129,161
Florida East Coast Industries Inc., A	United States	317,600	8,114,680
Florida East Coast Industries Inc., B	United States	68,513	1,705,974

			22,521,879

Semiconductor Equipment & Products .2%
Integrated Device Technology Inc.	United States	172,500	1,906,125

Software .2%
J.D. Edwards & Co., Jul. 12.5 Calls, 7/19/03	United States	172	32,680
[a]Peoplesoft Inc.	United States	110,700	1,947,213
Peoplesoft Inc., Jul. 17.5 Puts, 7/19/03	United States	41	2,255

			1,982,148

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Shares Securities Fund	COUNTRY	SHARES/ WARRANTS		VALUE
Common Stocks and Other Equity Interests (cont.)
Thrifts & Mortgage Finance 2.0%
Freddie Mac	United States	57,900		$2,939,583
Greenpoint Financial Corp.	United States	72,894		3,713,220
Hudson City Bancorp Inc.	United States	168,700		4,313,659
Sovereign Bancorp Inc.	United States	816,600		12,779,790

				23,746,252

Tobacco 6.4%
Altadis SA	Spain	991,535		25,414,340
Altria Group Inc.	United States	306,870		13,944,173
British American Tobacco PLC	United Kingdom	2,079,956		23,596,471
British American Tobacco PLC, ADR	United Kingdom	4,300		97,524
Gallaher Group PLC	United Kingdom	299,707		2,942,619
Gallaher Group PLC, ADR	United Kingdom	2,400		95,040
Imperial Tobacco Group PLC	United Kingdom	569,500		10,177,530

				76,267,697

Transportation Infrastructure .7%
Laidlaw International Inc.	United States	207,679		1,723,736
Peninsular & Oriental Steam Navigation Co.	United Kingdom	1,745,798		6,769,897

				8,493,633

Wireless Telecommunication Services .4%
[a]Spectrasite Inc.	United States	106,510		5,309,524

Total Common Stocks and Other Equity Interests (Cost $585,399,488)				672,629,687

Preferred Stocks .3%
Electric Utilities
Calpine Capital Trust, 5.75%, cvt. pfd.	United States	9,880		424,840

Food Products .1%
Unilever NV, pfd.	Netherlands	75,800		461,341

Health Care Providers & Services
[a]Genesis Health Ventures Inc., PIK, 6.00%, cvt. pfd.	United States	339		28,645

Household Products .2%
Henkel KGAA, pfd.	Germany	43,700		2,679,781

Media
NTL Europe Inc., 10.00%, A, pfd.	United States	18,774		37,548

Total Preferred Stocks (Cost $3,644,184)				3,632,155

		PRINCIPAL AMOUNT[h]
Corporate Bonds & Notes 4.1%
Alderwoods Group Inc., 12. 25%, 1/02/09	United States	$655,400		688,170
Calpine Canada Energy Finance,
8.50%, 5/01/08	Canada	3,176,000		2,493,160
8.375%, 10/15/08	Canada	60,000	EUR	50,298
Calpine Corp.,
7.875%, 4/01/08	United States	444,000		341,880
7.75%, 4/15/09	United States	12,975,000		9,666,375
8.625%, 8/15/10	United States	1,279,000		965,645
cvt., 144A, 4.00%, 12/26/06	United States	545,000		493,225
cvt., 4.00%, 12/26/06	United States	4,598,000		4,161,190
Century Communications Corp., 8.875%, 1/15/07	United States	55,000		35,750
Charter Communications Holdings LLC,
8.625%, 4/01/09	United States	510,000		369,750
senior disc. note, zero cpn., 5/15/11	United States	710,000		362,100
senior disc. note, zero cpn., 1/15/06	United States	950,000		498,750
DecisionOne Corp., Bank Claim	United States	851,301		715,093

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Shares Securities Fund	COUNTRY	PRINCIPAL AMOUNT[h]		VALUE

Corporate Bonds & Notes (cont.)
Eurotunnel Finance Ltd., equity note, 12/31/03	United Kingdom	$286,210	GBP	$153,493
Eurotunnel PLC,
12/31/18, Tier 2	United Kingdom	385,556	GBP	461,260
12/31/25, Tier 3	United Kingdom	531,240	GBP	543,504
12/31/50, Resettable Advance R5	United Kingdom	277,688	GBP	197,036
Participating Loan Note, 4/30/40	United Kingdom	58,000	GBP	29,191
Stabilization Advance S8, Tier 1	United Kingdom	150,980	GBP	59,793
Stabilization Advance S8, Tier 2	United Kingdom	137,878	GBP	53,466
Eurotunnel SA,
5.28%,12/31/18, Tier 2 (Pibor)	France	45,056	EUR	37,511
12/31/18, Tier 2 (Libor)	France	60,952	EUR	50,746
5.28%,12/31/25, Tier 3 (Pibor)	France	84,795	EUR	60,373
12/31/25, Tier 3 (Libor)	France	619,054	EUR	440,754
12/31/50, Resettable Advance R4	France	7,060	EUR	3,486
Stabilization Advance S6, Tier 2	France	43,314	EUR	11,689
Stabilization Advance S7, Tier 1 (Pibor)	France	55,949	EUR	15,420
Stabilization Advance S6, Tier 1 (Pibor)	France	22,154	EUR	6,106
Level 3 Communications Inc., Term Loan C	United States	175,500		165,848
Marconi Corp., 10.00%, 10/31/08	United Kingdom	761,394		776,622
Marconi PLC, 8.00%, 4/30/08	United Kingdom	2,146,476		1,953,293
Midwest Generation LLC., 8.56%, 1/02/16	United States	1,325,000		1,325,000
Mirant Americas Generation Inc., 7.625%, 5/01/06	United States	535,000		414,625
Mirant Mid-Atlantic LLC,
9.125%, 6/30/17	United States	205,741		200,598
10.06%, 12/30/28	United States	282,545		280,244
NRG Energy Inc., 8.625%, 4/01/31	United States	830,000		361,050
NTL Inc., 19.00%, 1/09/10	United States	6,423,000		6,390,885
Providian Financial Corp, cvt., zero cpn., 2/15/21	United States	2,562,000		1,120,875
Qwest Capital Funding, 5.875%, 8/03/04	United States	2,162,000		2,080,925
Qwest Services Corp., 13.50%, 12/15/10	United States	5,094,000		5,781,690
Reliant Energy Inc., 9.237%, 7/02/17	United States	147,843		139,711
Sepracor Inc., cvt., 5.00%, 2/15/07	United States	2,373,000		2,106,038
Southwest Royalties Inc., 11.50%, 6/30/04	United States	454,000		454,000
TVMAX Holdings Inc., PIK, 14.00%, 2/01/06	United States	22,544		22,544
XO Communications Inc., 7/15/09	United States	1,762,343		1,700,661

Total Corporate Bonds & Notes (Cost $40,442,751)				48,239,823

Bonds & Notes in Reorganization 3.9%
[a]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	365,000		222,650
8.125%, 7/15/03	United States	145,000		90,625
7.50%, 1/15/04	United States	350,000		217,000
10.50%, 7/15/04	United States	577,000		366,395
10.25%, 11/01/06	United States	538,000		330,870
8.375%, 2/01/08	United States	1,123,000		701,875
7.75%, 1/15/09	United States	991,000		619,375
7.875%, 5/01/09	United States	383,000		233,630
9.375%, 11/15/09	United States	280,000		180,600
10.25%, 6/15/11	United States	1,093,000		704,985
cvt., 6.00%, 2/15/06	United States	4,861,000		874,980
cvt., 3.25%, 5/01/21	United States	565,000		101,700
[a]Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11	United States	45,000		9,000
[a]Amerco,
7.85%, 5/15/03	United States	80,000		66,400
8.03%, 9/18/06	United States	130,000		109,200
7.47%, 1/15/27	United States	510,000		428,400
[a]Century Communications Corp.,
9.50%, 3/01/05	United States	75,000		48,750
8.375%, 12/15/07	United States	90,000		58,500
zero cpn., 3/15/03	United States	1,010,000		600,950
[a]Charter Communications Holdings LLC, 10.00%, 5/15/11	United States	1,918,000		1,390,550

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Shares Securities Fund	COUNTRY	PRINCIPAL AMOUNT[h]		VALUE
Bonds & Notes in Reorganization (cont.)
[a]Charter Communications Operating LLC, Bank Claim	United States	$2,700,500		$2,484,460
[a]Dow Corning Corp.,
9.375%, 2/01/08	United States	550,000		1,078,000
Bank Debt #1	United States	100,000		171,000
[a]Frontier Corp., 7.25%, 5/15/04	United States	185,000		13,412
[a]Global Crossing Holdings Ltd.,
9.125%, 11/15/06	United States	1,135,000		53,913
9.625%, 5/15/08	United States	550,000		26,125
9.50%, 11/15/09	United States	915,000		43,462
Bank Claim	United States	1,675,000		372,687
Bank Claim	United States	3,935,142		875,569
Bank Claim	United States	425,800		94,740
[a]Global Crossing Ltd., 6.00%, 10/15/03	United States	200,000		14,500
[a]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	410,000		2,583
8.70%, 6/15/22	United States	360,000		2,304
7.25%, 12/15/25	United States	519,000		3,322
6.875%, 2/15/27	United States	463,000		2,917
Stipulated Bank Claim	United States	603,475		3,742
[a]Healthsouth Corp.,
8.50%, 2/01/08	United States	1,651,000		1,304,290
7.00%, 6/15/08	United States	890,000		703,100
8.375%, 10/01/11	United States	520,000		410,800
7.625%, 6/01/12	United States	4,259,000		3,322,020
[a]Metromedia Fiber Network Inc.,
14.00%, 3/15/07	United States	2,897,000		1,245,710
10.00%, 11/15/08	United States	2,297,000		137,820
10.00%, 12/15/09	United States	2,418,000		145,080
10.00%, 12/15/09	United States	1,085,000	EUR	62,298
[a]NRG Energy Inc.,
7.625%, 2/01/06	United States	1,425,000		612,750
6.75%, 7/15/06	United States	1,645,000		707,350
7.50%, 6/15/07	United States	1,405,000		604,150
7.50%, 6/01/09	United States	375,000		161,250
8.25%, 9/15/10	United States	1,720,000		748,200
8.00%, 11/01/13	United States	790,000		343,650
8.70%, 3/15/20	United States	740,000		321,900
Revolver	United States	3,096,000		1,331,280
[a]NRG Northeast Generating LLC,
8.065%, 12/15/04	United States	312,297		307,612
8.842%, 6/15/15	United States	1,152,000		1,134,720
9.292%, 12/15/24	United States	1,015,000		999,775
[a]Owens Corning, Revolver	United States	2,360,480		1,793,965
PG & E Corp.,
10/31/01	United States	610,000		626,775
5.94%, 10/07/03	United States	115,000		113,850
7.375%, 11/01/05	United States	2,269,000		2,342,742
[a]Bank Claim	United States	418,287		453,841
Commercial Paper, 1/18/01	United States	92,000		92,460
Commercial Paper, 1/30/01	United States	45,000		45,675
Commercial Paper, 2/16/01	United States	136,000		136,680
[a]PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	12,200,000		2,684,000
[a]Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	20,000		4,000
[a]Safety Kleen Corp.,
9.25%, 5/15/09	United States	63,000		3,465
Revolver	United States	530,484		196,279
Term Loan	United States	55,747	CAD	8,206
Term Loan A	United States	440,050		110,013
Term Loan B	United States	407,988		101,997
Term Loan C	United States	407,988		101,997
[a]Safety Kleen Services, 9.25%, 6/01/08	United States	5,000		25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Shares Securities Fund	COUNTRY	PRINCIPAL AMOUNT[h]		VALUE
Bonds & Notes in Reorganization (cont. )
[a]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	$1,783,000		$655,252
11.25%, 11/01/08	United Kingdom	230,000		84,525
9.875%, 2/01/10	United Kingdom	610,000	GBP	359,854
cvt., 5.25%, 2/19/07	United Kingdom	1,810,000	GBP	978,160
Bank Claim	United Kingdom	6,357,000	GBP	2,727,381
senior disc. note, zero cpn.	United Kingdom	675,000		214,313
senior disc. note, zero cpn.	United Kingdom	485,000		144,288
zero cpn., 4/15/04	United Kingdom	1,916,000	GBP	988,020
[a]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	1,475,000		678,500
[a]WorldCom Inc.,
6.40%, 8/15/05	United States	810,000		240,975
8.25%, 5/15/10	United States	1,745,000		519,138
7.375%, 1/15/11	United States	2,897,000		861,858
7.50%, 5/15/11	United States	2,470,000		734,825
7.75%, 4/01/27	United States	340,000		101,150
8.25%, 5/15/31	United States	4,644,000		1,381,590

Total Bonds & Notes in Reorganization (Cost $42,549,562)				46,688,725

		SHARES/PRINCIPAL AMOUNT[h]
Companies in Liquidation
[a]Guangdong International Trust & Investment Corp., 144A, 8.75%, 10/24/16	China	630,000		72,450
[a]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	4,581
[a]United Companies Financial Corp., Bank Claim	United States	2,450,427		24,504

Total Companies in Liquidation (Cost $70,817)				101,535

		PRINCIPAL AMOUNT
U.S. Government and Agency Securities 33.6%
Federal National Mortgage Association, .910% to 2.125%, with maturities to 11/26/04	United States	$169,750,000		169,300,632
[e]Federal Home Loan Bank, .870% to 1.523%, with maturities to 5/13/04	United States	113,325,000		113,090,341
[e]Federal Home Loan Mortgage Corp., 2.375% to 2.500%, with maturities to 5/19/06	United States	103,500,000		103,162,682
U.S. Treasury Bills, 1.106% to 1.162%, with maturities to 11/06/03	United States	14,500,000		14,464,345

Total U.S. Government and Agency Securities (Cost $399,592,864)				400,018,000

		SHARES
Short Term Investments 1.0%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $12,128,728)	United States	12,128,729		12,128,729

Total Investments (Cost $1,083,828,394) 99.4%				1,183,438,654
Options Written				(28,515)
Securities Sold Short (1.1)%				(12,764,970)
Net equity in foreign contracts (.3)%				(3,158,416)
Other Assets, less Liabilities 2.0%				23,828,425

Net Assets 100.0%				$1,191,315,178

Options Written ISSUER	COUNTRY	CONTRACTS		VALUE
Health Care Equipment & Supplies
Zimmer Holdings Inc., Jul. 45 Calls, 7/19/03	United States	149		$16,390

Metals & Mining
Barrick Gold, Jul. 17.5 Puts, 7/19/03	Canada	63		11,025

Thrifts & Mortgage Finance
Freddie Mac, Jul. 45 Puts, 7/19/03	United States	55		1,100

Total Options Written (Proceeds $43,890)				$28,515

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Mutual Shares Securities Fund
Securities Sold Short ISSUER	COUNTRY	SHARES	VALUE
Automobiles .4%
[d]General Motors Corp.	United States	116,800	$4,204,800

Chemicals
[d]Ecolab Inc.	United States	3,600	92,160

Food Products .6%
[d]Kraft Foods Inc., A	United States	198,900	6,474,195

Health Care Providers & Services
[d]Cobalt Corp.	United States	1,500	30,825

Household Products
[d]Clorox Co.	United States	6,200	264,430

IT Services .1%
[d]First Data Corp.	United States	24,100	998,704

Media
[d]Univision Communications Inc., A	United States	13,000	395,200

Software
[d]J.D. Edwards & Co.	United States	17,200	246,476

Thrifts & Mortgage Finance
[d]New York Community Bancorp Inc.	United States	2,000	58,180

Total Securities Sold Short (Proceeds $13,428,398)			$12,764,970

Synthetic Equity Swaps (ses) ISSUER	COUNTRY	SHARES	VALUE AT 6/30/03	UNREALIZED GAIN/LOSS
[f]Smith & Nephew PLC, ses., 3.75 GBP	United Kingdom	17,900	$102,864	$7,966
[f]Smith & Nephew PLC, ses., 3.78 GBP	United Kingdom	5,400	31,032	2,616

Total Synthetic Equity Swaps				$10,582

Currency Abbreviations:

CAD - Canadian Dollar

EUR - European Unit

GBP - British Pound

[a]	Non-income producing
[b]	See Note 9 regarding restricted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[d]	See Note 1(i) regarding securities sold short.
[e]	See Note 1(i) regarding securities segregated with broker for securities sold short.
[f]	See Note 1(g) regarding synthetic equity swaps.
[g]	See Note 11 regarding other considerations.
[h]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Templeton Developing Markets Securities Fund	INDUSTRY	SHARES	VALUE
Long Term Investments 98.0%
Argentina 1.7%
[a]Molinos Rio de la Plata SA, B	Food Products	275,390	$525,677
[a]Quilmes Industrial SA, B, ADR	Beverages	134,895	1,723,958
Tenaris SA, ADR	Energy Equipment & Services	137,185	3,498,218

			5,747,853

Australia .4%
BHP Billiton PLC	Metals & Mining	286,200	1,516,365

Austria 2.5%
OMV AG	Oil & Gas	56,595	6,799,381
[a]Voestalpine AG	Metals & Mining	11,075	437,373
Wienerberger AG	Building Products	66,142	1,162,105

			8,398,859

Brazil 7.7%
Banco Bradesco SA, ADR, pfd.	Banks	325,181	6,074,381
Centrais Eletricas Brasileiras SA (Eletrobras)	Electric Utilities	198,645,000	1,383,064
Cia Vale do Rio Doce, A, ADR, pfd.	Metals & Mining	82,885	2,300,059
[a]Companhia Paranaense de Energia-Copel, ADR, pfd.	Electric Utilities	325,365	976,095
Confab Industrial SA, pfd.	Building Products	15,000	24,089
Duratex SA, pfd.	Building Products	42,947,583	960,441
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Aerospace & Defense	174,654	3,335,891
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	364,885	6,480,357
Souza Cruz SA	Tobacco	297,200	2,470,125
Ultrapar Particpacoes SA, ADR	Gas Utilities	5,900	54,398
Unibanco Uniao de Bancos Brasileiros SA, GDR	Banks	135,495	2,325,094

			26,383,994

China 6.8%
[a]Beijing Capital Land Ltd.	Real Estate	750,000	139,456
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,346,000	1,130,563
China Merchants Holdings (International) Co. Ltd.	Industrial Conglomerates	3,386,000	3,017,729
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	996,000	2,350,096
China Petroleum & Chemical Corp., H	Oil & Gas	12,326,000	2,955,780
China Resources Enterprise Ltd.	Distributors	3,282,000	2,840,866
China Telecom Corp. Ltd.	Diversified Telecommunication Services	4,390,000	1,007,688
Cosco Pacific Ltd.	Transportation Infrastructure	962,000	1,011,573
Guangdong Electric Power Development Co. Ltd., B	Electric Utilities	60,000	34,085
People’s Food Holdings Ltd.	Food & Drug Retailing	2,194,000	1,196,048
PetroChina Co. Ltd., H	Oil & Gas	9,760,000	2,941,210
Qingling Motors Co. Ltd., H	Automobiles	3,844,000	591,525
[a]Shandong Intl. Power Development Co. Ltd.	Electric Utilities	1,228,000	350,378
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	1,590,000	2,242,840
TCL International Holdings Inc.	Household Durables	1,418,000	300,033
Travelsky Technology Ltd., H	IT Consulting & Services	1,445,000	972,827

			23,082,697

Croatia .9%
Pliva D D, GDR, Reg S	Pharmaceuticals	218,000	3,021,480

Czech Republic .4%
CEZ AS	Electric Utilities	350,850	1,345,758
[a]Unipetrol	Chemicals	57,325	107,107

			1,452,865

Denmark .1%
Carlsberg AS, B	Beverages	9,800	350,644

Egypt .3%
Commercial International Bank Ltd.	Banks	155,690	951,258

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Developing Markets Securities Fund	INDUSTRY	SHARES	VALUE
Long Term Investments (cont.)
Greece 1.0%
Coca-Cola Hellenic Bottling Company SA	Beverages	99,257	$1,657,304
[a]Hellenic Telecommunications Organization SA	Diversified Telecommunication Services	156,490	1,850,974

			3,508,278

Hong Kong 5.2%
Asia Satellite Telecommunications Holdings Ltd.	Diversified Telecommunication Services	5,000	8,239
Cafe de Coral Holdings Ltd.	Hotels Restaurants & Leisure	468,000	357,085
Cathay Pacific Airways Ltd.	Airlines	640,000	861,743
Cheung Kong Holdings Ltd.	Real Estate	382,000	2,297,442
Cheung Kong Infrastructure Holdings Ltd.	Construction Materials	416,000	805,524
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	6,276,000	957,719
Citic Pacific Ltd.	Industrial Conglomerates	2,344,000	4,283,324
Dairy Farm International Holdings Ltd.	Food & Drug Retailing	1,511,833	1,889,791
Giordano International Ltd.	Specialty Retail	2,710,000	842,732
Hang Lung Group Ltd.	Real Estate	1,457,000	1,186,429
Henderson Investment Ltd.	Real Estate	1,711,000	1,645,583
Henderson Land Development Company Ltd.	Real Estate	206,000	591,730
Hong Kong & Shanghai Hotels Ltd.	Hotels Restaurants & Leisure	16,000	7,232
Hopewell Holdings Ltd.	Transportation Infrastructure	36,000	38,317
International Bank of Asia	Banks	284,000	100,152
MTR Corp. Ltd.	Road & Rail	1,421,874	1,631,896
Tingyi (Cayman Islands) Holding Corp.	Food Products	2,084,000	382,157

			17,887,095

Hungary 2.8%
Egis Rt.	Pharmaceuticals	40,664	1,385,485
[a]Gedeon Richter Ltd.	Pharmaceuticals	50,992	3,596,809
Matav RT	Diversified Telecommunication Services	117,800	402,887
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	184,640	4,029,407

			9,414,588

India 4.8%
Ashok Leyland Ltd.	Machinery	5,500	15,191
Bharat Petroleum Corp. Ltd.	Oil & Gas	179,600	1,097,234
Container Corp. of India Ltd.	Road & Rail	72,727	538,762
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	2,000	47,114
Grasim Industries Ltd.	Industrial Conglomerates	366,331	3,956,958
Hero Honda Motors Ltd.	Automobiles	261,869	1,426,839
Hindalco Industries Inc.	Metals & Mining	61,872	991,856
Hindustan Petroleum Corporation Ltd.	Oil & Gas	28,293	212,791
[a]ICICI Bank Ltd.	Banks	64,296	207,817
ITC Ltd.	Tobacco	128,600	2,120,779
Mahanagar Telephone Nigam Ltd.	Diversified Telecommunication Services	1,429,285	3,489,399
Mahindra & Mahindra Ltd.	Automobiles	21,600	68,700
[a]Maruti Udyog Ltd.	Automobiles	112,600	302,884
Satyam Computers Services Ltd.	IT Consulting & Services	459,421	1,901,649
State Bank of India	Banks	4,000	33,071
Videsh Sanchar Nigam Ltd.	Diversified Telecommunication Services	47,500	127,975

			16,539,019

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Developing Markets Securities Fund	INDUSTRY	SHARES	VALUE
Long Term Investments (cont.)
Indonesia 4.5%
PT Gudang Garam TBK	Tobacco	2,097,000	$2,592,654
PT Indosat (Persero) TBK	Diversified Telecommunication Services	3,410,500	3,637,867
PT Telekomunikasi Indonesia TBK, B	Diversified Telecommunication Services	16,318,900	9,148,474

			15,378,995

Israel .2%
Elbit Systems Ltd.	Aerospace & Defense	36,073	701,605

Malaysia .5%
Petronas Dagangan Bhd.	Oil & Gas	198,000	320,448
SIME Darby Bhd.	Industrial Conglomerates	772,000	1,036,105
Tanjong PLC	Hotels Restaurants & Leisure	60,000	157,895
YTL Power International Bhd.	Electric Utilities	328,000	258,084

			1,772,532

Mexico 7.1%
Cemex SA	Construction Materials	713,322	3,188,874
Fomento Economico Mexicano SA De CV Femsa	Beverages	59,250	2,441,100
Grupo Carso SA de CV	Industrial Conglomerates	703,500	2,132,636
Grupo Televisa SA de CV, ADR	Media	51,800	1,787,100
Kimberly Clark de Mexico SA de CV, A	Household Products	3,187,400	8,561,704
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	201,522	6,331,821

			24,443,235

Philippines 1.3%
San Miguel Corp., B	Beverages	3,892,630	4,588,562

Poland 1.5%
Polski Koncern Naftowy Orlen SA	Oil & Gas	1,076,016	5,223,446

Portugal .1%
BPI Socieda de Gestora de Participacoes Socias SA	Banks	72,000	203,397

Russia 2.6%
Cherepovets Mk Severstal	Metals & Mining	2,900	214,600
[b]Lukoil Holdings, ADR	Oil & Gas	95,307	7,529,253
Sberbank RF	Banks	460	129,720
Sibirtelecom	Diversified Telecommunication Services	8,214,513	234,935
[a]Sun Interbrew Ltd., Reg S, B, GDR	Beverages	49,200	221,400
Yuzhnaya Telecommunication Co.	Diversified Telecommunication Services	5,360,000	469,000

			8,798,908

Singapore 6.0%
[a]Comfortdelgro Corp. Ltd.	Road & Rail	2,024,000	925,224
Cycle & Carriage Ltd.	Distributors	182,207	511,131
DBS Group Holdings Ltd.	Banks	430,000	2,515,048
Fraser & Neave Ltd.	Beverages	1,014,090	4,952,399
Keppel Corp., Ltd.	Industrial Conglomerates	1,614,600	4,492,641
Singapore Airlines Ltd.	Airlines	795,000	4,695,060
Singapore Press Holdings Ltd.	Media	64,000	665,077
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,905,000	1,633,475

			20,390,055

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Developing Markets Securities Fund	INDUSTRY	SHARES	VALUE
Long Term Investments (cont.)
South Africa 13.1%
Alexander Forbes Ltd.	Diversified Financials	191,000	$279,761
Anglo American PLC	Metals & Mining	775,354	11,964,817
Barloworld Ltd.	Industrial Conglomerates	686,700	4,914,797
Bidvest Group Ltd.	Industrial Conglomerates	2,500	14,314
[a]Imperial Holdings Ltd.	Air Freight & Couriers	286,177	2,042,488
Investec Ltd.	Diversified Financials	19,070	250,119
Investec PLC.	Road & Rail	24,430	320,420
Nampak Ltd.	Containers & Packaging	291,200	479,840
Old Mutual PLC	Insurance	2,765,960	3,993,688
Remgro Ltd.	Industrial Conglomerates	680,270	5,797,241
Reunert Ltd.	Electronic Equipment & Instruments	195,500	463,369
SABMiller PLC	Beverages	1,304,424	8,832,219
Sasol Ltd.	Oil & Gas	353,300	3,930,521
Tiger Brands Ltd.	Food Products	108,752	972,976
Tongaat-Hulett Group Ltd.	Food Products	129,595	577,224

			44,833,794

South Korea 13.4%
Cheil Communications Inc.	Media	480	47,216
[a]Chohung Bank Co. Ltd.	Banks	479,770	1,616,638
CJ Corp.	Food Products	67,200	2,925,408
Daelim Industrial Co.	Construction & Engineering	56,020	975,484
Hite Brewery Co., Ltd.	Beverages	27,410	1,470,892
Hotel Shilla Co.	Hotels Restaurants & Leisure	70,240	282,548
Hyundai Development Co.	Construction & Engineering	373,020	2,485,759
Hyundai Motor Co. Ltd.	Automobiles	265,550	7,025,015
Kangwon Land Inc.	Hotels Restaurants & Leisure	39,838	4,435,709
[a]Kookmin Credit Card Co. Ltd.	Diversified Financials	380	5,170
Korea Electric Power Corp.	Electric Utilities	306,189	4,844,682
Korea Gas Corp.	Gas Utilities	95,180	2,270,934
KT Corp.	Diversified Telecommunication Services	65,770	2,571,334
LG Card Co. Ltd.	Diversified Financials	6,710	98,024
LG Household & Health Care Ltd	Household Products	66,700	1,722,641
LG Petrochemical Co. Ltd.	Chemicals	35,600	630,339
POSCO	Metals & Mining	37,180	3,859,623
Samsung Fine Chemicals	Chemicals	215,410	2,939,458
Samsung Heavy Industries Co. Ltd.	Machinery	731,430	2,933,068
SK Corp.	Oil & Gas	183,880	1,747,206
SK Telecom Co. Ltd.	Wireless Telecommunication Services	4,530	773,646

			45,660,794

Taiwan 4.7%
Advantech Co. Ltd.	Computers & Peripherals	510,000	736,781
Asustek Computer Inc.	Computers & Peripherals	1,572,000	3,974,285
Avision Inc.	Computers & Peripherals	657,000	429,015
Chunghwa Telcom Co. Ltd.	Diversified Telecommunication Services	419,000	617,423
Delta Electronics Inc.	Electronic Equipment & Instruments	717,255	851,753
Elan Microelectronics Corp.	Software	378,000	318,914
International Bank of Taipei	Banks	268,000	120,023
Kinpo Electronics, Inc.	Office Electronics	218,900	106,888
[a]Mega Financial Holdings Co. Ltd.	Banks	1,432,484	674,646
Phoenixtec Power Co. Ltd.	Electrical Equipment	1,254,000	1,054,360
Sinopac Holdings Co.	Banks	6,634,708	2,424,994
[a]Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	1,620,000	2,106,328
Taiwan Cellular Corp.	Wireless Telecommunication Services	1,045,060	757,903
Tsann Kuen Enterprise Co., Ltd.	Household Durables	330,000	424,299
UNI-President Enterprises Corp.	Food Products	2,099,600	646,077
Yuanta Core Pacific Securities Co.	Diversified Financials	1,753,000	916,767

			16,160,456

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Developing Markets Securities Fund	INDUSTRY	SHARES	VALUE
Long Term Investments (cont.)
Thailand 2.6%
Delta Electronics (Thailand) Public Co. Ltd.	Electronic Equipment & Instruments	355,000	$240,664
Electricity Generating Public Co. Ltd., fgn.	Electric Utilities	302,800	406,951
Hana Microelectronics Co. Ltd., fgn.	Electronic Equipment & Instruments	217,000	503,787
National Finance Public Co. Ltd., fgn.	Consumer Finance	1,023,700	367,694
PTT Exploration & Production Public Co. Ltd., fgn.	Oil & Gas	1,009,900	3,922,851
PTT Public Co. Ltd., fgn.	Oil & Gas	311,500	518,673
Shin Corporation Public Co. Ltd., fgn.	Wireless Telecommunication Services	6,307,000	2,850,452
[a]Telecomasia Corp. Public Co. Ltd., purch. rts.	Diversified Telecommunication Services	344,616	—
[a]Tisco Finance	Consumer Finance	30,000	17,055

			8,828,127

Turkey 5.8%
Akbank	Banks	2,748,328,250	8,141,758
Arcelik AS, Br.	Household Durables	1,379,096,400	4,815,046
Migros Turk T.A.S.	Food & Drug Retailing	178,149,000	1,771,752
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	781,213,000	5,152,069

			19,880,625

Total Long Term Investments (Cost $312,600,479)			335,119,526

		PRINCIPAL AMOUNT
Short Term Investments (Cost $7,642,600) 2.2%
U.S. Treasury Bill, .80% to 1.11%, 7/24/03 - 9/25/03		$7,657,000	7,645,151

Total Investments (Cost $320,243,079) 100.2%			342,764,677
Other Assets, less Liabilities (.2)%			(709,337)

Net Assets 100.0%			$342,055,340

[a]	Non-income producing
[b]	See Note 11 regarding other considerations.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Templeton Foreign Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks 85.2%
Aerospace & Defense 1.0%
BAE Systems PLC	United Kingdom	3,544,411	$8,334,492

Air Freight & Couriers 1.2%
Deutsche Post AG	Germany	677,613	9,882,391

Auto Components 3.3%
Autoliv Inc., SDR	Sweden	393,611	10,596,340
Denso Corp.	Japan	323,000	5,119,042
Michelin SA, B	France	266,820	10,417,749

			26,133,131

Automobiles 1.0%
Volkswagen AG	Germany	181,815	7,641,654

Banks 7.3%
Abbey National PLC	United Kingdom	628,800	4,881,939
DBS Group Holdings Ltd.	Singapore	662,000	3,872,005
DBS Group Holdings Ltd., 144A	Singapore	650,000	3,801,817
HSBC Holdings PLC	Hong Kong	147,855	1,753,825
Kookmin Bank, ADR	South Korea	255,330	7,723,732
Lloyds TSB Group PLC	United Kingdom	1,387,500	9,850,858
Nordea AB, FDR	Sweden	2,135,083	10,322,228
San Paolo-IMI SpA	Italy	804,000	7,469,322
UBS AG	Switzerland	161,000	8,956,000

			58,631,726

Biotechnology .4%
[a]CellTech Group PLC	United Kingdom	630,000	3,565,783

Chemicals 2.8%
Akzo Nobel NV	Netherlands	329,003	8,719,915
BASF AG	Germany	132,069	5,619,086
Bayer AG, Br.	Germany	333,400	7,695,525

			22,034,526

Commercial Services & Supplies 1.2%
Adecco SA	Switzerland	136,300	5,614,809
Chubb PLC	United Kingdom	2,724,071	3,393,795
Societe BIC SA	France	23,250	905,106

			9,913,710

Computers & Peripherals .7%
[a]NEC Corp.	Japan	1,058,000	5,286,696

Construction Materials .9%
Cemex SA, ADR	Mexico	315,900	7,041,411

Diversified Financials 4.0%
Housing Development Finance Corp. Ltd.	India	41,040	361,341
ING Groep NV	Netherlands	450,610	7,829,181
Nomura Holdings Inc.	Japan	525,730	6,672,601
Rodamco Europe NV	Netherlands	164,000	8,582,217
Swire Pacific Ltd., B	Hong Kong	12,648,627	8,839,919

			32,285,259

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Foreign Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Diversified Telecommunication Services 7.7%
BCE Inc.	Canada	572,460	$13,086,004
KT Corp., ADR	South Korea	420,880	8,295,545
Nippon Telegraph & Telephone Corp.	Japan	2,248	8,817,889
Telecom Corp. of New Zealand Ltd.	New Zealand	2,964,626	9,094,743
Telefonica SA, ADR	Spain	333,413	11,676,457
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	333,129	10,466,913

			61,437,551

Electric Utilities 4.6%
E.On AG	Germany	142,653	7,314,404
Endesa SA	Spain	547,398	9,165,102
Hong Kong Electric Holdings Ltd.	Hong Kong	1,800,000	7,063,214
Iberdrola SA, Br.	Spain	528,222	9,147,332
Korea Electric Power Corp.	South Korea	250,000	3,955,630

			36,645,682

Electrical Equipment .5%
Kidde PLC	United Kingdom	2,724,071	3,820,829

Electronic Equipment & Instruments .8%
Hitachi Ltd.	Japan	1,494,867	6,336,767

Energy Equipment & Services .7%
IHC Caland NV	Netherlands	115,874	5,916,053

Food & Drug Retailing 1.0%
J.Sainsbury PLC	United Kingdom	1,830,860	7,673,775

Food Products 2.7%
Cadbury Schweppes PLC	United Kingdom	1,300,000	7,679,741
Nestle SA	Switzerland	39,390	8,127,795
Unilever PLC	United Kingdom	728,934	5,803,711

			21,611,247

Health Care Equipment & Supplies .9%
Amersham PLC	United Kingdom	918,222	7,187,125

Health Care Providers & Services .8%
Mayne Group Ltd.	Australia	3,390,208	6,229,785

Household Durables 2.4%
Koninklijke Philips Electronics NV	Netherlands	576,739	10,967,717
Sony Corp.	Japan	281,434	7,922,107

			18,889,824

Industrial Conglomerates 2.3%
Hutchison Whampoa Ltd.	Hong Kong	1,369,000	8,338,837
Smiths Group PLC	United Kingdom	837,500	9,715,392

			18,054,229

Insurance 7.2%
Ace Ltd.	Bermuda	269,803	9,251,545
AXA SA	France	479,792	7,443,633
AXA SA, 144A	France	40,480	628,018
Sampo OYJ, A	Finland	1,292,550	9,484,726
Sompo Japan Insurance Inc.	Japan	1,700,000	9,273,371
Swiss Reinsurance Co.	Switzerland	235,318	13,037,995
XL Capital Ltd., A	Bermuda	99,328	8,244,224

			57,363,512

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Foreign Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
IT Consulting & Services .4%
Satyam Computers Services Ltd.	India	691,000	$2,860,208
Satyam Computers Services Ltd., ADR	India	14,000	139,020

			2,999,228

Machinery 1.3%
Volvo AB, B	Sweden	491,704	10,810,799

Media 2.7%
Reuters Group PLC	United Kingdom	1,842,300	5,342,886
United Business Media PLC	United Kingdom	1,173,940	5,869,603
Wolters Kluwer NV	Netherlands	380,280	4,585,317
WPP Group PLC	United Kingdom	777,150	6,091,422

			21,889,228

Metals & Mining 3.2%
Barrick Gold Corp.	Canada	330,494	5,835,180
BHP Billiton Ltd.	Australia	1,338,050	7,753,222
Pechiney SA, A	France	101,700	3,650,787
POSCO, ADR	South Korea	331,100	8,671,509

			25,910,698

Multi-Utilities .7%
Suez SA	France	354,000	5,634,340

Office Electronics .1%
[a]Seiko Epson Corp., 144A	Japan	14,800	440,025

Oil & Gas 6.6%
BP PLC	United Kingdom	1,291,820	8,958,389
Eni SpA	Italy	845,840	12,792,357
Repsol YPF SA	Spain	723,515	11,731,643
Shell Transport & Trading Co. PLC	United Kingdom	1,679,653	11,086,636
Total SA, B	France	54,077	8,172,315

			52,741,340

Paper & Forest Products 1.9%
Stora Enso OYJ, R	Finland	671,830	7,427,523
UPM-Kymmene Corp.	Finland	544,084	7,941,236

			15,368,759

Pharmaceuticals 5.5%
Aventis SA	France	215,048	11,831,455
GlaxoSmithKline PLC	United Kingdom	382,000	7,709,213
Merck KGAA	Germany	316,710	9,096,034
Ono Pharmaceutical Co. Ltd.	Japan	299,000	9,263,211
[a]Shire Pharmaceuticals Group PLC	United Kingdom	928,000	6,125,311

			44,025,224

Real Estate 1.6%
Cheung Kong Holdings Ltd.	Hong Kong	2,086,137	12,546,543

Road & Rail 1.6%
East Japan Railway Co.	Japan	1,100	4,891,942
Stagecoach Group PLC	United Kingdom	7,770,827	7,950,220

			12,842,162

Semiconductors & Semiconductor Equipment 2.6%
ASM Pacific Technology Ltd.	Hong Kong	252,500	738,252
Samsung Electronics Co. Ltd.	South Korea	54,850	16,301,172
[a]Taiwan Semiconductor Manufacturing Co.	Taiwan	2,310,000	3,804,392

			20,843,816

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Foreign Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Software .7%
[a]Check Point Software Technologies Ltd.	Israel	268,550	$5,250,152

Wireless Telecommunication Services .9%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000	6,918,154

Total Common Stocks (Cost $706,709,235)			680,137,626

Preferred Stocks 1.1%
Cia Vale do Rio Doce, A, ADR, pfd.	Brazil	132,792	3,684,978
Petroleo Brasileiro SA, ADR, pfd.	Brazil	11,400	202,275
Volkswagen AG, pfd.	Germany	160,254	4,747,940

Total Preferred Stocks (Cost $8,253,604)			8,635,193

Total Long Term Investments (Cost $714,962,839)			688,772,819

Short Term Investment (Cost $95,384,556) 12.0%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	95,384,556	95,384,556

Total Investments (Cost $810,347,395) 98.3%			784,157,375
Other Assets, less Liabilities 1.7%			13,853,423

Net Assets 100.0%			$798,010,798

[a]	Non-income producing
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Templeton Global Asset Allocation Fund	COUNTRY	SHARES	VALUE
Common Stocks 60.7%
Aerospace & Defense 1.2%
BAE Systems PLC	United Kingdom	153,055	$359,901
Rolls-Royce Group PLC	United Kingdom	2,733,657	5,785,243

			6,145,144

Air Freight & Couriers 1.1%
Deutsche Post AG	Germany	382,790	5,582,656

Auto Components 1.6%
Autoliv Inc., SDR	Sweden	129,000	3,472,789
Valeo SA	France	140,790	4,882,647

			8,355,436

Automobiles 1.1%
Volkswagen AG	Germany	127,050	5,339,890

Banks 2.6%
DBS Group Holdings Ltd.	Singapore	476,000	2,784,100
Kookmin Bank, ADR	South Korea	64,000	1,936,000
Lloyds TSB Group PLC	United Kingdom	343,900	2,441,593
Nordea AB, FDR	Sweden	955,960	4,621,664
UBS AG	Switzerland	29,200	1,624,318

			13,407,675

Chemicals 2.6%
Akzo Nobel NV	Netherlands	63,665	1,687,381
BASF AG	Germany	100,840	4,290,399
Bayer AG, Br.	Germany	109,940	2,537,630
Dow Chemical Co.	United States	156,500	4,845,240

			13,360,650

Commercial Services & Supplies 1.1%
Adecco SA	Switzerland	70,400	2,900,092
Chubb PLC	United Kingdom	1,581,900	1,970,817
R.R. Donnelley & Sons Co.	United States	30,850	806,419

			5,677,328

Computers & Peripherals .7%
Hewlett-Packard Co.	United States	79,559	1,694,606
[a]NEC Corp.	Japan	319,000	1,594,004

			3,288,610

Diversified Financials 2.4%
ING Groep NV	Netherlands	312,632	5,431,865
Nomura Holdings Inc.	Japan	244,600	3,104,479
Swire Pacific Ltd., A	Hong Kong	780,000	3,410,809

			11,947,153

Diversified Telecommunication Services 5.2%
Cable & Wireless PLC	United Kingdom	975,500	1,818,972
KT Corp., ADR	South Korea	208,260	4,104,804
Nippon Telegraph & Telephone Corp.	Japan	1,152	4,518,776
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	112,464
Telecom Corp. of New Zealand Ltd.	New Zealand	1,772,970	5,439,036
Telefonica SA, ADR	Spain	154,799	5,421,216
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	151,858	4,771,378

			26,186,646

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Global Asset Allocation Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Electric Utilities 1.6%
E.On AG	Germany	92,290	$4,732,087
Endesa SA	Spain	122,000	2,042,650
Endesa SA, ADR	Spain	88,000	1,434,400

			8,209,137

Electrical Equipment .4%
Kidde PLC	United Kingdom	1,581,900	2,218,800

Electronic Equipment & Instruments .7%
Hitachi Ltd.	Japan	845,000	3,581,970

Finance .8%
JP Morgan Chase & Co.	United States	76,000	2,597,680
Morgan Stanley	United States	30,900	1,320,975

			3,918,655

Food & Drug Retailing 1.0%
J.Sainsbury PLC	United Kingdom	1,166,200	4,887,952

Food Products 2.9%
Cadbury Schweppes PLC	United Kingdom	37,230	219,936
Kraft Foods Inc., A	United States	133,290	4,338,589
Nestle SA	Switzerland	29,910	6,171,677
Unilever PLC	United Kingdom	513,650	4,089,638

			14,819,840

Health Care Providers & Services .6%
[a]Wellpoint Health Networks Inc.	United States	35,030	2,953,029

Household Durables 1.8%
Koninklijke Philips Electronics NV	Netherlands	283,767	5,396,334
Sony Corp., ADR	Japan	136,900	3,833,200

			9,229,534

Insurance 5.1%
Ace Ltd.	Bermuda	25,200	864,108
AXA SA	France	316,124	4,904,440
Riunione Adriatica di Sicurta SpA	Italy	387,122	5,872,557
Swiss Reinsurance Co.	Switzerland	95,570	5,295,138
Torchmark Corp.	United States	90,000	3,352,500
XL Capital Ltd., A	Bermuda	68,810	5,711,230

			25,999,973

Internet Software & Services .8%
[a]Bearingpoint Inc.	United States	410,000	3,956,500

IT Consulting & Services 1.3%
[a]Ceridian Corp.	United States	305,700	5,187,729
Satyam Computers Services Ltd.	India	37,200	153,979
Satyam Computers Services Ltd., ADR	India	147,200	1,461,696

			6,803,404

Leisure Equipment & Products .5%
Mattel Inc.	United States	131,100	2,480,412

Machinery 2.1%
Atlas Copco AB, A	Sweden	199,100	5,036,602
Volvo AB, B	Sweden	260,000	5,716,463

			10,753,065

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Global Asset Allocation Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Media 2.0%
[a]AOL Time Warner Inc.	United States	110,900	$1,784,381
[a]Comcast Corp.	United States	62,636	1,890,354
Wolters Kluwer NV	Netherlands	215,741	2,601,349
WPP Group PLC	United Kingdom	496,000	3,887,725

			10,163,809

Metals & Mining 1.9%
Barrick Gold Corp.	Canada	290	5,120
BHP Billiton Ltd.	Australia	843,000	4,884,695
POSCO, ADR	South Korea	180,000	4,714,200

			9,604,015

Multi-Utilities .7%
Suez SA	France	229,280	3,649,270

Multiline Retail .8%
Target Corp.	United States	107,000	4,048,880

Office Electronics
[a]Seiko Epson Corp., 144A	Japan	7,500	222,986

Oil & Gas 2.9%
BP PLC	United Kingdom	206,700	1,433,403
Eni SpA	Italy	307,225	4,646,425
Husky Energy Inc.	Canada	267,350	3,443,330
Shell Transport & Trading Co. PLC	United Kingdom	756,100	4,990,677

			14,513,835

Paper & Forest Products .9%
Stora Enso OYJ, R	Finland	416,260	4,651,083

Pharmaceuticals 4.7%
Abbott Laboratories	United States	118,000	5,163,680
Aventis SA	France	109,200	6,007,938
Bristol-Myers Squibb Co.	United States	217,420	5,902,953
GlaxoSmithKline PLC	United Kingdom	119,250	2,406,606
Ono Pharmaceutical Co. Ltd.	Japan	137,000	4,244,347

			23,725,524

Real Estate 1.2%
Cheung Kong Holdings Ltd.	Hong Kong	1,031,500	6,203,696

Road & Rail .9%
Nippon Express Co. Ltd.	Japan	1,175,000	4,560,067

Semiconductors & Semiconductor Equipment 1.4%
Samsung Electronics Co. Ltd.	South Korea	23,540	6,995,982

Software 2.6%
[a]BMC Software Inc.	United States	291,900	4,766,727
[a]Check Point Software Technologies Ltd.	Israel	216,000	4,222,800
[a]Synopsys Inc.	United States	64,040	3,960,874

			12,950,401

Specialty Retail .5%
[a]Toys R Us Inc.	United States	191,600	2,322,192

Wireless Telecommunication Services 1.0%
AT&T Wireless Services Inc.	United States	370,000	3,037,700
China Mobile (Hong Kong) Ltd., fgn.	China	928,000	2,189,648

			5,227,348

Total Common Stocks (Cost $315,774,890)			307,942,547

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Global Asset Allocation Fund	COUNTRY	SHARES		VALUE
Preferred Stocks 1.2%
Cia Vale do Rio Doce, A, ADR, pfd.	Brazil	130,000		$3,607,500
Petroleo Brasileiro SA, pfd.	Brazil	137,280		2,460,839

Total Preferred Stocks (Cost $6,609,690)				6,068,339

		PRINCIPAL AMOUNT[c]
Bonds 34.6%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	Italy	3,974,190	EUR	5,312,247
5.50%, 11/01/10	Italy	2,300,000	EUR	2,980,352
5.00%, 2/01/12	Italy	1,810,000	EUR	2,272,659
Federal Republic of Germany,
3.75%, 8/26/03	Germany	1,614,000	EUR	1,857,895
4.00%, 6/25/04	Germany	500,000	EUR	585,409
5.00%, 8/19/05	Germany	3,268,000	EUR	4,004,080
6.00%, 7/04/07	Germany	5,242,000	EUR	6,749,870
5.00%, 7/04/11	Germany	3,015,000	EUR	3,795,034
Federation of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	10,400,000		10,101,000
French Treasury Note, 4.75% 7/12/07	France	5,400,000	EUR	6,663,107
Government of Canada,
6.00%, 6/01/08	Canada	2,212,000	CAD	1,788,566
6.00%, 6/01/11	Canada	6,849,000	CAD	5,595,967
Government of France,
6.75%, 10/25/03	France	2,126,000	EUR	2,475,299
4.00%, 10/25/09	France	6,420,000	EUR	7,675,601
Government of Netherlands,
5.75%, 2/15/07	Netherlands	3,958,000	EUR	5,025,621
5.00%, 7/15/12	Netherlands	1,760,000	EUR	2,211,899
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	13,040,782
Government of Spain,
4.50%, 7/30/04	Spain	1,850,000	EUR	2,181,324
10.15%, 1/31/06	Spain	2,450,000	EUR	3,359,286
4.80%, 10/31/06	Spain	7,480,000	EUR	9,216,752
5.00%, 7/30/12	Spain	2,920,000	EUR	3,671,754
Kingdom of Belgium,
7.50%, 7/29/08	Belgium	4,193,000	EUR	5,817,552
5.00%, 9/28/12	Belgium	1,760,000	EUR	2,210,484
Kingdom of Denmark,
5.00%, 8/15/05	Denmark	11,696,000	DKK	1,905,045
6.00%, 11/15/11	Denmark	14,660,000	DKK	2,625,618
5.00%, 11/15/13	Denmark	25,080,000	DKK	4,204,808
Kingdom of Norway, 5.75%, 11/30/04	Norway	5,030,000	NOK	718,955
Kingdom of Sweden,
6.00%, 2/09/05	Sweden	35,430,000	SEK	4,635,495
5.50%, 10/08/12	Sweden	86,010,000	SEK	11,736,275
New South Wales Treasury Corp.,
6.50%, 5/01/06	Australia	9,688,000	AUD	6,815,626
8.00%, 3/01/08	Australia	2,430,000	AUD	1,843,247
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	300,000	AUD	211,752
Republic of Austria,
5.00%, 1/15/08	Austria	4,900,000	EUR	6,117,896
5.00%, 7/15/12	Austria	4,800,000	EUR	6,036,851
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	2,748,000		3,296,226
Republic of Panama, 8.875%, 9/30/27	Panama	960,000		1,048,800
Republic of Peru, FRN, 5.00%, 3/07/17	Peru	1,056,000		879,368

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Global Asset Allocation Fund	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE
Bonds (cont.)
Republic of Philippines,
9.875%, 1/15/19	Philippines	$1,400,000		$1,548,750
10.625%, 3/16/25	Philippines	1,070,000		1,258,587
United Kingdom, 7.50%, 12/07/06	United Kingdom	2,717,000	GBP	5,038,248
United Mexican States,
9.875%, 2/01/10	Mexico	724,000		934,412
11.375%, 9/15/16	Mexico	1,330,000		1,948,450
11.50%, 5/15/26	Mexico	2,895,000		4,328,025

Total Bonds (Cost $139,099,776)				175,724,974

Total Long Term Investments (Cost $461,484,356)				489,735,860

		SHARES
Short Term Investment (Cost $7,605,881) 1.5%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	7,605,881		7,605,881

Total Investments (Cost $469,090,237) 98.0%				497,341,741
Other Assets, less Liabilities 2.0%				10,366,355

Net Assets 100.0%				$507,708,096

Currency Abbreviations:
AUD	- Australian Dollar
CAD	- Canadian Dollar
DKK	- Danish Krone
EUR	- European Unit
GBP	- British Pound
NOK	- Norwegian Krone
NZD	- New Zealand Dollar
SEK	- Swedish Krona

[a]	Non-income producing
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Templeton Global Income Securities Fund	PRINCIPAL AMOUNT[b]		VALUE
Long Term Investments 96.4%
Australia 5.5%
New South Wales Treasury Corp.,
6.50%, 5/01/06	2,337,000	AUD	$1,644,108
8.00%, 3/01/08	1,990,000	AUD	1,509,490

			3,153,598

Austria 4.0%
Republic of Austria, 5.00%,
1/15/08	1,000,000	EUR	1,248,550
7/15/12	850,000	EUR	1,069,026

			2,317,576

Belgium 4.4%
Kingdom of Belgium,
5.75%, 3/28/08	100,000	EUR	128,897
7.50%, 7/29/08	1,731,000	EUR	2,401,665

			2,530,562

Bulgaria .7%
Republic of Bulgaria, FRN, 2.1875%, 7/28/11	414,720		393,984

Canada 3.5%
Government of Canada, 6.00%, 6/01/11	2,497,000	CAD	2,040,171

Colombia .6%
Republic of Colombia,
10.00%, 1/23/12	132,000		148,583
11.75%, 2/25/20	159,000		198,392

			346,975

Denmark 3.8%
Kingdom of Denmark,
4.00%, 11/15/04	1,900,000	DKK	300,824
5.00%, 8/15/05	9,295,000	DKK	1,513,970
5.00%, 11/15/13	2,350,000	DKK	393,991

			2,208,785

Finland 3.9%
Government of Finland,
5.00%, 7/04/07	700,000	EUR	872,062
5.00%, 4/25/09	660,000	EUR	830,751
5.375%, 7/04/13	400,000	EUR	516,485

			2,219,298

France 6.8%
Government of France, 4.00%,
10/25/09	1,055,000	EUR	1,261,333
4/25/13	2,200,000	EUR	2,627,944

			3,889,277

Germany 4.5%
Federal Republic of Germany,
3.25%, 2/17/04	1,657,000	EUR	1,917,763
5.00%, 7/04/11	532,000	EUR	669,638

			2,587,401

Greece 1.5%
Republic of Greece, 4.60%, 5/20/13	700,000	EUR	846,091

Hungary .4%
Government of Hungary, 8.50%, 10/12/05	56,000,000	HUF	241,026

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Global Income Securities Fund	PRINCIPAL AMOUNT[b]		VALUE
Long Term Investments (cont.)
Irish Republic 3.1%
Republic of Ireland, 5.00%, 4/18/13	1,400,000	EUR	$1,756,893

Italy 4.7%
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06	2,011,293	EUR	2,688,469

Mexico 3.8%
United Mexican States,
9.875%, 2/01/10	800,000		1,032,500
7.50%, 3/08/10	450,000	EUR	577,428
11.375%, 9/15/16	404,000		591,860

			2,201,788

Netherlands 4.4%
Government of Netherlands, 5.75%, 2/15/07	2,008,000	EUR	2,549,632

New Zealand 7.1%
Government of New Zealand,
7.00%, 7/15/09	5,140,000	NZD	3,300,651
6.00%, 11/15/11	1,300,000	NZD	797,768

			4,098,419

Norway 2.8%
Kingdom of Norway,
6.75%, 1/15/07	7,300,000	NOK	1,107,089
5.50%, 5/15/09	3,600,000	NOK	530,204

			1,637,293

Philippines 3.7%
Republic of Philippines, 10.625%, 3/16/25	1,800,000		2,117,250

Russia 4.5%
Federation of Russia,
11.00%, 7/24/18	1,650,000		2,376,294
12.75%, 6/24/28	105,000		177,344
Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	34,000		33,022

			2,586,660

South Africa .4%
Republic of South Africa, 5.25%, 5/16/13	200,000	EUR	221,346

South Korea 1.2%
Korea Treasury Bond, 4.75%, 3/12/08	773,000,000	KRW	669,912

Spain 4.4%
Bonos Y Oblig Del Estado, 6.00%, 1/31/08	400,000	EUR	518,448
Government of Spain,
10.15%, 1/31/06	1,088,000	EUR	1,491,797
5.00%, 7/30/12	410,000	EUR	515,555

			2,525,800

Sweden 7.1%
Kingdom of Sweden,
6.00%, 2/09/05	5,500,000	SEK	719,594
5.50%, 10/08/12	24,780,000	SEK	3,381,292

			4,100,886

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Global Income Securities Fund	PRINCIPAL AMOUNT[b]		VALUE
Long Term Investments (cont.)
Thailand 1.5%
Kingdom of Thailand,
4.125%, 2/12/08	9,000,000	THB	$238,598
8.50%, 12/08/08	1,000,000	THB	32,254
4.80%, 4/09/10	20,000,000	THB	564,924

			835,776

Ukraine 2.0%
Republic of Ukraine, 7.65%, 6/11/13	1,130,000		1,121,525

United Kingdom 2.6%
United Kingdom, 7.50%, 12/07/06	800,000	GBP	1,483,474

Venezuela 3.5%
Republic of Venezuela, 9.25%, 9/15/27	2,710,000		2,025,725

Total Long Term Investments (Cost $45,916,397)			55,395,592

Short Term Investments 1.0%
New Zealand (Cost $277,256) .5%
New Zealand Treasury Bill, 8/13/03	500,000	NZD	290,903

Thailand (Cost $283,772) .5%
Thailand Treasury Bill, 11/19/03	12,000,000	THB	283,700

Total Short Term Investments (Cost $561,028)			574,603

Total Investments before Repurchase Agreement (Cost $46,477,425)			55,970,195

Repurchase Agreement (Cost $251,000) .4%
[a]Dresdner Kleinwort Wasserstein Securities LLC, 1.00%, 7/01/03 (Maturity Value $251,007) Collateralized by U.S. Treasury Notes	251,000		251,000

Total Investments (Cost $46,728,425) 97.8%			56,221,195
Other Assets, less Liabilities 2.2%			1,240,204

Net Assets 100.0%			$57,461,399

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
DKK	— Danish Krone
EUR	— European Unit
GBP	— British Pound
HUF	— Hungarian Forint
KRW	— South Korean Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
THB	— Thailand Baht

[a]	See Note 1(c) regarding repurchase agreements.
[b]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited)

Templeton Growth Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks 84.7%
Aerospace & Defense 2.8%
BAE Systems PLC	United Kingdom	3,247,043	$7,635,247
BAE Systems PLC, 144A	United Kingdom	35,823	84,236
Boeing Co.	United States	289,000	9,918,480
Rolls-Royce Group PLC	United Kingdom	4,427,334	9,369,575

			27,007,538

Airlines .8%
Singapore Airlines Ltd.	Singapore	1,303,100	7,695,764

Automobiles .7%
Volkswagen AG	Germany	165,400	6,951,735

Banks 8.4%
Abbey National PLC	United Kingdom	1,703,959	13,229,365
DBS Group Holdings Ltd.	Singapore	725,000	4,240,488
HSBC Holdings PLC	Hong Kong	609,601	7,230,958
Kookmin Bank	South Korea	323,500	9,749,686
Lloyds TSB Group PLC	United Kingdom	1,406,237	9,983,886
Nordea AB	Sweden	1,254,070	6,047,146
San Paolo-IMI SpA	Italy	822,000	7,636,545
Standard Chartered PLC	United Kingdom	774,545	9,406,860
UBS AG	Switzerland	248,951	13,848,480

			81,373,414

Chemicals 3.1%
Akzo Nobel NV	Netherlands	355,200	9,414,242
BASF AG	Germany	145,200	6,177,766
Bayer AG, Br.	Germany	418,290	9,654,952
Lyondell Chemical Co.	United States	333,830	4,516,720

			29,763,680

Commercial Services & Supplies 1.5%
Brambles Industries PLC	United Kingdom	1,696,587	4,591,348
Waste Management Inc.	United States	415,640	10,012,767

			14,604,115

Computers & Peripherals .7%
[a]EMC Corp.	United States	206,740	2,164,568
Hewlett-Packard Co.	United States	229,390	4,886,007

			7,050,575

Diversified Financials 2.6%
Morgan Stanley	United States	100,000	4,275,000
Nomura Holdings Inc.	Japan	899,000	11,410,168
Swire Pacific Ltd., A	Hong Kong	2,313,800	10,117,860

			25,803,028

Diversified Telecommunication Services 7.1%
Cable & Wireless PLC	United Kingdom	3,079,546	5,742,293
KT Corp., ADR	South Korea	651,550	12,842,051
Nippon Telegraph & Telephone Corp.	Japan	3,501	13,732,842
SBC Communications Inc.	United States	441,280	11,274,705
TDC AS	Denmark	100,000	2,990,680
Telecom Corp. of New Zealand Ltd.	New Zealand	1,215,827	3,729,858
Telefonica SA	Spain	767,040	8,905,243
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	315,225	9,904,367

			69,122,039

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Growth Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Electric Utilities 3.9%
E.On AG	Germany	278,000	$14,254,200
Endesa SA	Spain	600,000	10,045,820
Hong Kong Electric Holdings Ltd.	Hong Kong	1,033,498	4,055,454
Iberdrola SA, Br.	Spain	331,200	5,735,460
Korea Electric Power Corp.	South Korea	229,100	3,624,939

			37,715,873

Electronic Equipment & Instruments 2.3%
[a]Celestica Inc.	Canada	670,940	10,574,014
Hitachi Ltd.	Japan	2,000,500	8,480,154
[a]Jabil Circuit Inc.	United States	136,150	3,008,915

			22,063,083

Energy Equipment & Services .5%
[a]Noble Corp.	United States	141,800	4,863,740

Food & Drug Retailing 3.0%
Albertson’s Inc.	United States	537,800	10,325,760
J.Sainsbury PLC	United Kingdom	1,854,319	7,772,100
[a]The Kroger Co.	United States	654,190	10,911,889

			29,009,749

Food Products 4.7%
Cadbury Schweppes PLC	United Kingdom	1,880,000	11,106,087
General Mills Inc.	United States	205,670	9,750,815
H.J. Heinz Co.	United States	230,419	7,599,219
Kraft Foods Inc., A	United States	137,100	4,462,605
Nestle SA	Switzerland	61,050	12,597,154

			45,515,880

Gas Utilities .5%
Transcanada Corp.	Canada	300,000	5,243,790

Health Care Providers & Services .4%
CIGNA Corp.	United States	94,950	4,456,953

Hotels Restaurants & Leisure 1.5%
Accor SA	France	213,300	7,715,748
Carnival Corp.	United States	204,140	6,636,591

			14,352,339

Household Durables 1.2%
Koninklijke Philips Electronics NV	Netherlands	562,480	10,696,557
Sony Corp.	Japan	27,200	765,655

			11,462,212

Industrial Conglomerates 2.2%
Hutchison Whampoa Ltd.	Hong Kong	1,068,000	6,505,389
Smiths Group PLC	United Kingdom	850,100	9,861,558
Tyco International Ltd.	United States	262,920	4,990,222

			21,357,169

Insurance 3.9%
Ace Ltd.	Bermuda	302,000	10,355,580
AXA SA	France	348,340	5,404,248
Sampo OYJ, A	Finland	354,000	2,597,651
Swiss Reinsurance Co.	Switzerland	187,600	10,394,138
XL Capital Ltd., A	Bermuda	107,100	8,889,300

			37,640,917

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Growth Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Internet Software & Services .4%
[a]VeriSign Inc.	United States	255,000	$3,526,650

IT Consulting & Services 1.4%
Electronic Data Systems Corp.	United States	450,000	9,652,500
Satyam Computers Services Ltd.	India	1,078,580	4,464,490

			14,116,990

Machinery 1.5%
Komatsu Ltd.	Japan	1,400,000	5,363,315
Volvo AB, B	Sweden	402,820	8,856,560

			14,219,875

Media 2.4%
[a]AOL Time Warner Inc.	United States	370,900	5,967,781
Reuters Group PLC	United Kingdom	3,999,426	11,598,804
WPP Group PLC	United Kingdom	700,000	5,486,708

			23,053,293

Metals & Mining 3.0%
[a]AK Steel Holding Corp.	United States	795,400	2,879,348
Barrick Gold Corp.	Canada	348,800	6,243,520
BHP Billiton PLC	Australia	1,961,463	10,325,022
POSCO	South Korea	98,092	10,182,845

			29,630,735

Multiline Retail 1.0%
Marks & Spencer Group PLC	United Kingdom	1,099,900	5,730,820
Sears, Roebuck & Co.	United States	108,370	3,645,567

			9,376,387

Oil & Gas 5.5%
BP PLC	United Kingdom	1,206,100	8,363,946
Eni SpA	Italy	1,081,305	16,353,495
PetroChina Co. Ltd., H	China	16,160,000	4,869,873
Repsol YPF SA	Spain	597,360	9,686,066
Shell Transport & Trading Co. PLC	United Kingdom	2,110,483	13,930,351

			53,203,731

Paper & Forest Products 3.3%
Bowater Inc.	United States	191,800	7,182,910
International Paper Co.	United States	240,000	8,575,200
Stora Enso OYJ, R	Finland	639,900	7,149,926
UPM-Kymmene Corp.	Finland	624,400	9,113,496

			32,021,532

Pharmaceuticals 7.5%
Abbott Laboratories	United States	230,310	10,078,366
Aventis SA	France	225,908	12,428,948
Bristol-Myers Squibb Co.	United States	647,530	17,580,439
GlaxoSmithKline PLC	United Kingdom	564,000	11,382,188
Pfizer Inc.	United States	420,000	14,343,000
[a]Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940	7,339,417

			73,152,358

Real Estate 1.2%
Cheung Kong Holdings Ltd.	Hong Kong	2,011,499	12,097,652

Semiconductors & Semiconductor Equipment 1.2%
Samsung Electronics Co. Ltd.	South Korea	40,320	11,982,922

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2003 (unaudited) (cont.)

Templeton Growth Securities Fund	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Software 1.1%
[a]Check Point Software Technologies Ltd.	Israel	227,000	$4,437,850
Nintendo Co. Ltd.	Japan	90,300	6,565,222

			11,003,072

Specialty Retail .5%
[a]Toys R Us Inc.	United States	375,000	4,545,000

Wireless Telecommunication Services 2.9%
AT&T Wireless Services Inc.	United States	1,522,000	12,495,620
China Mobile (Hong Kong) Ltd., fgn.	China	2,790,500	6,584,280
SK Telecom Co. Ltd.	South Korea	46,300	7,907,241
SK Telecom Co. Ltd., ADR	South Korea	54,400	1,025,984

			28,013,125

Total Common Stocks (Cost $881,175,965)			822,996,915

Preferred Stocks 1.6%
Cia Vale do Rio Doce, A, ADR, pfd.	Brazil	245,000	6,798,750
Petroleo Brasileiro SA, ADR, pfd.	Brazil	302,000	5,363,520
Volkswagen AG, pfd.	Germany	108,300	3,208,668

Total Preferred Stocks (Cost $17,378,994)			15,370,938

Total Long Term Investments (Cost $898,554,959)			838,367,853

		PRINCIPAL AMOUNT
Repurchase Agreements 12.8%
[b]BZW Securities Inc., 1.02%, 7/1/03 (Maturity Value $40,001,133) Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities	United States	$40,000,000	40,000,000
[b]Dresdner Bank AG., 1.00%, 7/1/03 (Maturity Value $43,867,218) Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities	United States	43,866,000	43,866,000
[b]Paribas Corp., 1.20%, 7/1/03 (Maturity Value $40,001,333) Collaterized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities	United States	40,000,000	40,000,000

Total Repurchase Agreements (Cost $123,866,000)			123,866,000

Total Investments (Cost $1,022,420,959) 99.1%			962,233,853
Other Assets, less Liabilities .9%			8,882,688

Net Assets 100.0%			$971,116,541

[a]	Non-income producing
[b]	See Note 1(c) regarding repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statements of Assets and Liabilities

June 30, 2003 (unaudited)

	Franklin Aggressive Growth Securities Fund	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Fund	Franklin Income Securities Fund
Assets:
Investments in securities:
Cost	$5,143,074	$129,553,183	$467,257,850	$179,949,128	$743,191,330

Value	5,565,008	131,714,700	522,431,683	142,425,834	739,548,701
Repurchase agreements, at value and cost	—	9,053,320	17,708,379	8,110,247	34,247,465
Cash	—	—	—	2,414,773	770,696
Receivables:
Investment securities sold	91,959	1,223,428	2,730,472	—	10,017,055
Capital shares sold	1,500	—	423,541	136,308	3,667,249
Dividends and interest	673	91,777	975,894	2,475,151	7,467,786

Total assets	5,659,140	142,083,225	544,269,969	155,562,313	795,718,952

Liabilities:
Payables:
Investment securities purchased	124,929	2,121,678	2,753,530	2,890,424	29,279,021
Capital shares redeemed	2,329	262,631	421,271	5,399,006	578,533
Affiliates	3,088	69,167	249,901	80,965	382,994
Custodian fees	12	—	2,864	287	2,659
Professional fees	6,697	6,155	7,583	3,432	6,633
Reports to shareholders	1,886	—	24,619	502	13,762
Deferred tax liability (Note 1n)	—	23,841	—	—	—
Other liabilities	40	270	12,144	866	7,637

Total liabilities	138,981	2,483,742	3,471,912	8,375,482	30,271,239

Net assets, at value	$5,520,159	$139,599,483	$540,798,057	$147,186,831	$765,447,713

Net assets consist of:
Undistributed net investment income	$(15,832)	$705,847	$7,116,305	$2,667,215	$13,484,044
Net unrealized appreciation (depreciation)	421,934	2,117,994	55,173,833	(37,523,294)	(3,669,180)
Accumulated net realized gain (loss)	(9,640,844)	(272,658,547)	(41,961,960)	(108,792,133)	(17,248,578)
Capital shares	14,754,901	409,434,189	520,469,879	290,835,043	772,881,427

Net assets, at value	$5,520,159	$139,599,483	$540,798,057	$147,186,831	$765,447,713

Class 1:
Net assets, at value	$5,518,255	$135,938,805	$468,445,102	$122,450,976	$507,148,228

Shares outstanding	1,232,224	25,627,033	37,772,732	20,106,993	40,045,056

Net asset value and offering price per share	$4.48	$5.30	$12.40	$6.09	$12.66

Class 2:
Net assets, at value	$1,904	$3,660,678	$72,352,955	$24,735,855	$258,299,485

Shares outstanding	428	694,495	5,877,742	4,109,540	20,601,938

Net asset value and offering price per share	$4.45	$5.27	$12.31	$6.02	$12.54

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Assets and Liabilities (cont.)

June 30, 2003 (unaudited)

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Fund
Assets:
Investments in securities:
Cost	$211,619,466	$70,439,263	$351,548,820	$304,241,654	$718,141,978

Value	230,882,244	70,439,263	426,274,495	417,429,287	760,615,620
Repurchase agreements, at value and cost	13,862,162	28,760,000	39,139,277	—	—
Cash	—	2,225	15,773	—	—
Receivables:
Investment securities sold	—	—	4,492,919	—	1,348,951
Capital shares sold	542,764	—	660,328	1,290,829	1,188,523
Dividends and interest	275,612	14,794	2,398,432	554,931	152,790

Total assets	245,562,782	99,216,282	472,981,224	419,275,047	763,305,884

Liabilities:
Payables:
Investment securities purchased	1,391,023	—	2,706,184	1,958,352	7,289,782
Capital shares redeemed	233,610	79,830	60,463	435,950	374,342
Affiliates	173,738	53,251	326,521	296,199	668,664
Custodian fees	804	380	863	830	1,233
Professional fees	6,537	5,452	27,274	7,245	18,165
Reports to shareholders	18,506	10,142	4,833	1,884	22,812
Other liabilities	3,070	1,893	4,292	4,432	33,023

Total liabilities	1,827,288	150,948	3,130,430	2,704,892	8,408,021

Net assets, at value	$243,735,494	$99,065,334	$469,850,794	$416,570,155	$754,897,863

Net assets consist of:
Undistributed net investment income	$838,668	$—	$6,820,970	$2,337,125	$(1,131,969)
Net unrealized appreciation (depreciation)	19,262,778	—	74,725,675	113,187,633	42,473,642
Accumulated net realized gain (loss)	(56,510,157)	—	(1,861,247)	1,528,960	(165,930,649)
Capital shares	280,144,205	99,065,334	390,165,396	299,516,437	879,486,839

Net assets, at value	$243,735,494	$99,065,334	$469,850,794	$416,570,155	$754,897,863

Class 1:
Net assets, at value	$180,084,514	$98,545,484	$120,773,623	$289,898,261	$168,766,491

Shares outstanding	14,537,191	98,545,484	5,951,401	20,786,899	11,682,723

Net asset value and offering price per share	$12.39	$1.00	$20.29	$13.95	$14.45

Class 2:
Net assets, at value	$63,650,980	$519,850	$349,077,171	$126,671,894	$586,131,372

Shares outstanding	5,185,297	519,850	17,375,611	9,178,645	40,915,857

Net asset value and offering price per share	$12.28	$1.00	$20.09	$13.80	$14.33

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Assets and Liabilities (cont.)

June 30, 2003 (unaudited)

	Franklin Small Cap Value Securities Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund - 2005	Franklin Zero Coupon Fund - 2010	Mutual Discovery Securities Fund
Assets:
Investments in securities:
Cost	$218,200,747	$537,892,243	$68,201,965	$63,422,572	$175,154,030

Value	231,524,084	561,006,503	76,261,108	79,054,862	196,119,630
Repurchase agreements, at value and cost	—	30,748,008	1,216,560	712,871	—
Cash	—	—	—	—	143,676
Foreign currency, at value (cost $1,326,766)	—	—	—	—	1,329,720
Receivables:
Investment securities sold	644,110	160,234	—	—	1,387,085
Capital shares sold	409,674	2,833,424	86,156	1,705,925	421,081
Dividends and interest	117,700	3,383,131	—	—	567,317
Unrealized gain on forward exchange contracts (Note 7)	—	—	—	—	534,095
Deposits with broker for securities sold short	—	—	—	—	2,457,264
Due from broker - variation margin	—	—	—	—	1,820

Total assets	232,695,568	598,131,300	77,563,824	81,473,658	202,961,688

Liabilities:
Payables:
Investment securities purchased	4,232,352	28,746,597	—	—	3,340,853
Capital shares redeemed	602,954	465,294	—	16,619	64,418
Affiliates	208,105	311,007	39,353	41,725	180,260
Custodian fees	247	1,214	252	128	9,190
Professional fees	3,624	4,807	5,101	5,392	13,035
Reports to shareholders	4,040	—	3,371	2,268	17,734
Securities sold short, at value (proceeds $1,708,975)	—	—	—	—	1,580,944
Options written, at value (premiums received $7,767)	—	—	—	—	5,075
Unrealized loss on forward exchange contracts (Note 7)	—	—	—	—	1,445,069
Other liabilities	1,718	—	1,024	940	4,040

Total liabilities	5,053,040	29,528,919	49,101	67,072	6,660,618

Net assets, at value	$227,642,528	$568,602,381	$77,514,723	$81,406,586	196,301,070

Net assets consist of:
Undistributed net investment income	$389,320	$7,032,233	$1,969,068	$1,828,053	$1,391,389
Net unrealized appreciation (depreciation)	13,323,337	23,114,260	8,059,143	15,632,290	20,192,380
Accumulated net realized gain (loss)	(4,697,421)	(3,185,945)	1,561	(408,920)	(12,345,236)
Capital shares	218,627,292	541,641,833	67,484,951	64,355,163	187,062,537

Net assets, at value	$227,642,528	$568,602,381	$77,514,723	$81,406,586	$196,301,070

Class 1:
Net assets, at value	$29,545,419	$359,684,200	$77,514,723	$79,642,254	$120,429,110

Shares outstanding	2,786,263	27,306,906	4,861,800	4,670,603	10,086,190

Net asset value and offering price per share	$10.60	$13.17	$15.94	$17.05	$11.94

Class 2:
Net assets, at value	$198,097,109	$208,918,181	—	$1,764,332	$75,871,960

Shares outstanding	18,863,191	16,011,454	—	103,540	6,409,096

Net asset value and offering price per share	$10.50	$13.05	—	$17.04	$11.84

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Assets and Liabilities (cont.)

June 30, 2003 (unaudited)

	Mutual Shares Securities Fund	Templeton Developing Markets Securities Fund	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost	$1,083,828,394	$320,243,079	$810,347,395	$469,090,237	$46,477,425

Value	1,183,438,654	342,764,677	784,157,375	497,341,741	55,970,195
Repurchase agreements, at value and cost	—	—	—	—	251,000
Cash	826,554	5,948	47,677	33,029	—
Foreign currency, at value (cost $4,801,575, $309,799, $7,992,920, and $2,459,748, respectively)	5,030,544	309,520	7,956,225	2,446,524	—
Receivables:
Investment securities sold	6,479,840	95,381	258,601	4,045,986	—
Capital shares sold	4,630,507	524,459	4,676,989	47,695	32,492
Dividends and interest	2,593,977	1,361,769	2,200,268	6,428,713	1,328,973
Unrealized gain on forward exchange contracts (Note 7)	1,305,474	—	—	—	—
Deposits with broker for securities sold short	12,685,162	—	—	—	—
Due from broker - variation margin	10,600	—	—	—	—

Total assets	1,217,001,312	345,061,754	799,297,135	510,343,688	57,582,660

Liabilities:
Payables:
Investment securities purchased	7,103,219	2,248,743	—	1,968,497	—
Funds advanced by custodian	—	—	—	—	145
Capital shares redeemed	121,724	111,406	466,283	262,507	77,719
Affiliates	1,036,508	429,631	674,233	334,996	32,271
Custodian fees	25,266	181,182	123,495	53,772	3,152
Professional fees	98,602	10,712	13,301	13,325	5,404
Reports to shareholders	32,053	12,991	754	—	2,195
Securities sold short, at value (proceeds $13,428,398)	12,764,970	—	—	—	—
Options written, at value (premiums received $43,890)	28,515	—	—	—	—
Unrealized loss on forward exchange contracts (Note 7)	4,463,890	—	—	—	—
Other liabilities	11,387	11,749	8,271	2,495	375

Total liabilities	25,686,134	3,006,414	1,286,337	2,635,592	121,261

Net assets, at value	$1,191,315,178	$342,055,340	$798,010,798	$507,708,096	$57,461,399

Net assets consist of:
Undistributed net investment income	$6,800,794	$4,069,371	$11,744,784	$6,702,362	$719,410
Net unrealized appreciation (depreciation)	97,387,807	22,513,160	(26,107,345)	28,605,960	9,540,437
Accumulated net realized gain (loss)	(48,956,591)	(221,178,909)	(145,846,202)	(54,396,642)	(10,491,502)
Capital shares	1,136,083,168	536,651,718	958,219,561	526,796,416	57,693,054

Net assets, at value	$1,191,315,178	$342,055,340	$798,010,798	$507,708,096	$57,461,399

Class 1:
Net assets, at value	$289,048,421	$250,262,281	$400,951,426	$462,963,375	$52,995,304

Shares outstanding	21,929,456	46,798,740	39,872,643	29,252,377	3,660,364

Net asset value and offering price per share	$13.18	$5.35	$10.06	$15.83	$14.48

Class 2:
Net assets, at value	$902,266,757	$91,793,059	$397,059,372	$44,744,721	$4,466,095

Shares outstanding	68,846,889	17,248,955	39,861,395	2,844,170	310,507

Net asset value and offering price per share	$13.11	$5.32	$9.96	$15.73	$14.38

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Assets and Liabilities (cont.)

June 30, 2003 (unaudited)

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$898,554,959

Value	838,367,853
Repurchase agreements, at value and cost	123,866,000
Cash	52,343
Foreign currency, at value (cost $6,826,317)	6,923,291
Receivables:
Investment securities sold	7,782,805
Capital shares sold	1,839,949
Dividends and interest	1,927,143

Total assets	980,759,384

Liabilities:
Payables:
Investment securities purchased	8,399,179
Capital shares redeemed	341,172
Affiliates	763,580
Custodian fees	106,562
Professional fees	19,499
Reports to shareholders	1,087
Other liabilities	11,764

Total liabilities	9,642,843

Net assets, at value	$971,116,541

Net assets consist of:
Undistributed net investment income	$11,580,331
Net unrealized appreciation (depreciation)	(60,035,469)
Accumulated net realized gain (loss)	(85,095,254)
Capital shares	1,104,666,933

Net assets, at value	$971,116,541

Class 1:
Net assets, at value	$674,469,287

Shares outstanding	71,886,742

Net asset value and offering price per share	$9.38

Class 2:
Net assets, at value	$296,647,254

Shares outstanding	31,889,148

Net asset value and offering price per share	$9.30

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Operations

for the six months ended June 30, 2003 (unaudited)

	Franklin Aggressive Growth Securities Fund	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Fund	Franklin Income Securities Fund
Investment income:[a]
Dividends	$9,999	$1,060,676	$8,509,671	$39,375	$7,895,709
Interest	—	58,224	209,667	6,216,284	14,386,852

Total investment income	9,999	1,118,900	8,719,338	6,255,659	22,282,561

Expenses:
Management fees (Note 3)	11,388	382,583	1,240,589	388,864	1,500,785
Administrative fees (Note 3)	4,818	—	—	—	—
Distribution fees - Class 2 (Note 3)	2	2,903	65,202	18,480	180,913
Transfer agent fees	70	858	3,540	889	2,702
Custodian fees	22	4,309	3,177	605	5,685
Reports to shareholders	2,644	12,589	66,594	10,318	56,271
Professional fees	6,724	6,983	11,287	3,108	9,800
Trustees’ fees and expenses	29	753	2,919	702	3,468
Other	134	624	12,989	3,583	13,668

Total expenses	25,831	411,602	1,406,297	426,549	1,773,292

Net investment income (loss)	(15,832)	707,298	7,313,041	5,829,110	20,509,269

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(270,710)	(6,194,492)	(18,088,107)	(7,355,005)	2,013
Foreign currency transactions	—	794	(2,470)	—	30,069

Net realized gain (loss)	(270,710)	(6,193,698)	(18,090,577)	(7,355,005)	32,082
Net unrealized appreciation (depreciation) on:
Investments	1,137,362	27,207,673	50,544,815	23,268,739	76,358,865
Translation of assets and liabilities denominated in foreign currencies	—	(19,682)	—	—	(46,111)
Deferred taxes (Note 1n)	—	(23,841)	—	—	—

Net unrealized appreciation (depreciation)	1,137,362	27,164,150	50,544,815	23,268,739	76,312,754

Net realized and unrealized gain (loss)	866,652	20,970,452	32,454,238	15,913,734	76,344,836

Net increase (decrease) in net assets resulting from operations	$850,820	$21,677,750	$39,767,279	$21,742,828	$96,854,105

[a]	Net of foreign taxes and fees of $69,033 and $77,757 for the Franklin Growth and Income Securities Fund and the Franklin Income Securities Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Operations (cont.)

for the six months ended June 30, 2003 (unaudited)

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Fund
Investment income:[a]
Dividends	$1,632,328	$—	$6,046,599	$3,843,447	$1,905,074
Interest	118,075	716,620	223,557	—	—

Total investment income	1,750,403	716,620	6,270,156	3,843,447	1,905,074

Expenses:
Management fees (Note 3)	795,813	333,212	1,009,894	1,340,347	1,502,119
Administrative fees (Note 3)	—	—	—	—	775,975
Distribution fees - Class 2 (Note 3)	53,882	582	353,284	109,258	580,731
Transfer agent fees	1,380	617	2,123	1,760	3,284
Custodian fees	1,168	611	1,815	1,691	2,731
Reports to shareholders	47,114	22,077	32,735	32,364	123,483
Professional fees	7,444	5,050	17,671	11,316	28,395
Trustees’ fees and expenses	2,068	802	2,229	2,070	3,560
Other	2,459	1,920	6,428	6,152	16,765

Total expenses	911,328	364,871	1,426,179	1,504,958	3,037,043

Net investment income (loss)	839,075	351,749	4,843,977	2,338,489	(1,131,969)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,768,689)	—	1,820,965	1,999,722	(38,800,662)
Foreign currency transactions	—	—	—	687	(1,141)

Net realized gain (loss)	(3,768,689)	—	1,820,965	2,000,409	(38,801,803)
Net unrealized appreciation (depreciation) on investments	28,885,336	—	53,458,567	21,982,218	122,647,318

Net realized and unrealized gain (loss)	25,116,647	—	55,279,532	23,982,627	83,845,515

Net increase (decrease) in net assets resulting from operations	$25,955,722	$351,749	$60,123,509	$26,321,116	$82,713,546

[a]	Net of foreign taxes and fees of $10,426, $9,812, $11,494 and $15,748 for the Franklin Large Cap Growth Securities Fund, the Franklin Real Estate Fund, the Franklin Rising Dividends Securities Fund and Franklin Small Cap Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Operations (cont.)

for the six months ended June 30, 2003 (unaudited)

	Franklin Small Cap Value Securities Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund - 2005	Franklin Zero Coupon Fund - 2010	Mutual Discovery Securities Fund
Investment income:[a]
Dividends	$1,249,581	$—	$—	$—	$2,135,585
Interest	—	11,814,057	2,220,194	2,074,545	852,975

Total investment income	1,249,581	11,814,057	2,220,194	2,074,545	2,988,560

Expenses:
Management fees (Note 3)	510,046	1,343,647	232,042	231,098	672,664
Administrative fees (Note 3)	131,761	—	—	—	126,124
Distribution fees - Class 2 (Note 3)	187,032	217,742	—	18	65,064
Transfer agent fees	939	3,114	437	367	—
Custodian fees	682	2,644	556	322	15,600
Reports to shareholders	18,536	49,551	9,221	7,898	17,000
Professional fees	5,417	11,572	6,793	7,026	12,200
Trustees’ fees and expenses	788	2,625	383	366	1,000
Dividends on securities sold short	—	—	—	—	33,969
Other	2,818	10,932	1,603	1,793	5,500

Total expenses	858,019	1,641,827	251,035	248,888	949,121

Net investment income	391,562	10,172,230	1,969,159	1,825,657	2,039,439

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,307,217)	3,913,808	2,058	43,725	1,532,629
Written options (Note 1h)	—	—	—	—	3,272
Securities sold short (Note 1i)	—	—	—	—	(41,283)
Foreign currency transactions	—	—	—	—	(4,738,058)

Net realized gain (loss)	(3,307,217)	3,913,808	2,058	43,725	(3,243,440)
Net unrealized appreciation (depreciation) on:
Investments	23,413,708	(3,082,422)	(311,792)	3,032,848	17,325,407
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	1,182,738
Deferred taxes (Note 1n)	—	—	—	—	11,568

Net unrealized appreciation (depreciation)	23,413,708	(3,082,422)	(311,792)	3,032,848	18,519,713

Net realized and unrealized gain (loss)	20,106,491	831,386	(309,734)	3,076,573	15,276,273

Net increase (decrease) in net assets resulting from operations	$20,498,053	$11,003,616	$1,659,425	$4,902,230	$17,315,712

[a]	Net of foreign taxes and fees of $4,189 and $209,305 for the Franklin Small Cap Value Securities Fund and the Mutual Discovery Securities Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Operations (cont.)

for the six months ended June 30, 2003 (unaudited)

	Mutual Shares Securities Fund	Templeton Developing Markets Securities Fund	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Income Securities Fund
Investment income:[a]
Dividends	$7,983,636	$8,036,994	$15,349,660	$5,345,280	$—
Interest	5,527,290	39,653	6,912	4,496,780	1,483,434

Total investment income	13,510,926	8,076,647	15,356,572	9,842,060	1,483,434

Expenses:
Management fees (Note 3)	2,926,708	1,915,860	2,339,833	1,417,474	171,061
Administrative fees (Note 3)	627,727	221,789	488,653	329,529	—
Distribution fees - Class 2 (Note 3)	881,792	102,942	413,329	50,782	3,995
Transfer agent fees	—	1,836	5,104	2,131	338
Custodian fees	58,100	170,149	111,378	53,040	10,545
Reports to shareholders	119,400	85,307	150,640	99,960	11,243
Professional fees	17,100	13,733	16,156	14,276	6,942
Trustees’ fees and expenses	5,700	1,921	4,673	2,980	592
Dividends on securities sold short	240,944	—	—	—	—
Other	10,900	11,485	12,955	9,042	1,127

Total expenses	4,888,371	2,525,022	3,542,721	1,979,214	205,843

Net investment income	8,622,555	5,551,625	11,813,851	7,862,846	1,277,591

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,449,439	(1,476,553)	(30,456,675)	(48,627,690)	1,135,442
Written options (Note 1h)	45,223	—	—	—	—
Securitites sold short (Note 1i)	(345,008)	—	—	—	—
Foreign currency transactions	(13,527,094)	(315,400)	98,471	111,276	97,165

Net realized gain (loss)	(9,377,440)	(1,791,953)	(30,358,204)	(48,516,414)	1,232,607
Net unrealized appreciation (depreciation) on:
Investments	102,701,009	41,081,467	76,827,320	93,048,992	4,934,030
Translation of assets and liabilities denominated in foreign currencies	2,942,067	(3,220)	10,521	118,425	(9,743)
Deferred taxes (Note 1n)	—	—	45,801	—	—

Net unrealized appreciation (depreciation)	105,643,076	41,078,247	76,883,642	93,167,417	4,924,287

Net realized and unrealized gain (loss)	96,265,636	39,286,294	46,525,438	44,651,003	6,156,894

Net increase (decrease) in net assets resulting from operations	$104,888,191	$44,837,919	$58,339,289	$52,513,849	$7,434,485

[a]	Net of foreign taxes and fees of $624,109, $755,861, $1,985,797 and $689,382 for the Mutual Shares Securities Fund, the Templeton Developing Markets Securities Fund, the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Operations (cont.)

for the six months ended June 30, 2003 (unaudited)

Templeton Growth Securities Fund
Investment income:[a]
Dividends	$15,323,385
Interest	365,973

Total investment income	15,689,358

Expenses:
Management fees (Note 3)	3,508,474
Distribution fees - Class 2 (Note 3)	280,714
Transfer agent fees	4,987
Custodian fees	107,711
Reports to shareholders	153,977
Professional fees	23,078
Trustees’ fees and expenses	5,433
Other	14,922

Total expenses	4,099,296

Net investment income	11,590,062

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(23,691,581)
Foreign currency transactions	95,147

Net realized gain (loss)	(23,596,434)
Net unrealized appreciation (depreciation) on:
Investments	99,364,264
Translation of assets and liabilities denominated in foreign currencies	3,764
Deferred taxes (Note 1n)	501,249

Net unrealized appreciation (depreciation)	99,869,277

Net realized and unrealized gain (loss)	76,272,843

Net increase (decrease) in net assets resulting from operations	$87,862,905

[a]	Net of foreign taxes and fees of $1,743,701 for the Templeton Growth Securities Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2003 (unaudited)

and the year ended December 31, 2002

	Franklin Aggressive Growth Securities Fund		Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund
	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(15,832)	$(47,012)	$707,298	$1,456,605	$7,313,041	$16,487,104
Net realized gain (loss) from investments and foreign currency transactions	(270,710)	(1,414,412)	(6,193,698)	(89,410,386)	(18,090,577)	(22,388,259)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	1,137,362	(1,467,907)	27,164,150	6,275,419	50,544,815	(93,969,652)

Net increase (decrease) in net assets resulting from operations	850,820	(2,929,331)	21,677,750	(81,678,362)	39,767,279	(99,870,807)
Distributions to shareholders from:
Net investment income:
Class 1	—	—	(1,238,199)	(1,655,159)	(14,899,120)	(17,112,240)
Class 2	—	—	(30,287)	(4,896)	(2,173,929)	(789,171)
Net realized gains:
Class 1	—	—	—	—	—	(34,010,678)
Class 2	—	—	—	—	—	(1,599,783)

Total distributions to shareholders	—	—	(1,268,486)	(1,660,055)	(17,073,049)	(53,511,872)
Capital share transactions: (Note 2)
Class 1	(133,725)	(563,955)	(14,300,207)	(51,646,759)	(6,717,546)	(45,168,545)
Class 2	(57)	—	1,745,169	1,363,628	30,761,610	33,971,092

Total capital share transactions	(133,782)	(563,955)	(12,555,038)	(50,283,131)	24,044,064	(11,197,453)
Net increase (decrease) in net assets	717,038	(3,493,286)	7,854,226	(133,621,548)	46,738,294	(164,580,132)
Net assets:
Beginning of period	4,803,121	8,296,407	131,745,257	265,366,805	494,059,763	658,639,895

End of period	$5,520,159	$4,803,121	$139,599,483	$131,745,257	$540,798,057	$494,059,763

Undistributed net investment income included in net assets:
End of period	$(15,832)	$—	$705,847	$1,267,035	$7,116,305	$16,876,313

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets (cont.)

for the six months ended June 30, 2003 (unaudited)

and the year ended December 31, 2002

	Franklin High Income Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income	$5,829,110	$12,719,902	$20,509,269	$36,971,600	$839,075	$1,758,425
Net realized gain (loss) from investments and foreign currency transactions	(7,355,005)	(55,072,152)	32,082	(16,162,743)	(3,768,689)	(30,320,684)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	23,268,739	29,111,763	76,312,754	(22,040,928)	28,885,336	(38,629,313)

Net increase (decrease) in net assets resulting from operations	21,742,844	(13,240,487)	96,854,105	(1,232,071)	25,955,722	(67,191,572)
Distributions to shareholders from:
Net investment income:
Class 1	(11,192,157)	(19,700,643)	(25,944,365)	(46,080,044)	(1,331,195)	(1,919,600)
Class 2	(2,049,901)	(340,095)	(12,475,273)	(1,712,911)	(427,106)	(96,711)
Net realized gains:
Class 1	—	—	—	(9,646,747)	—	—
Class 2	—	—	—	(361,202)	—	—

Total distributions to shareholders	(13,242,058)	(20,040,738)	(38,419,638)	(57,800,904)	(1,758,301)	(2,016,311)
Capital shares transactions: (Note 2)
Class 1	2,612,377	(7,270,704)	34,739,748	(41,449,431)	(14,454,120)	(58,273,965)
Class 2	17,001,930	6,868,444	175,107,325	61,535,455	27,786,514	28,262,526

Total capital share transactions	19,614,307	(402,260)	209,847,073	20,086,024	13,332,394	(30,011,439)
Net increase (decrease) in net assets	28,115,093	(33,683,485)	268,281,540	(38,946,951)	37,529,815	(99,219,322)
Net assets:
Beginning of period	119,071,738	152,755,223	497,166,173	536,113,124	206,205,679	305,425,001

End of period	$147,186,831	$119,071,738	$765,447,713	$497,166,173	$243,735,494	$206,205,679

Undistributed net investment income included in net assets:
End of period	$2,667,215	$10,080,163	$13,484,044	$31,394,413	$838,668	$1,757,894

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets (cont.)

for the six months ended June 30, 2003 (unaudited)

and the year ended December 31, 2002

	Frankln Money Market Fund		Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund
	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income	$351,749	$2,127,903	$4,843,977	$12,273,479	$2,338,489	$4,005,301
Net realized gain (loss) from investments and foreign currency transactions	—	(444)	1,820,965	9,960,012	2,000,409	12,430,771
Net unrealized appreciation (depreciation) on investments	—	—	53,458,567	(21,421,211)	21,982,218	(21,892,359)

Net increase (decrease) in net assets resulting from operations	351,749	2,127,459	60,123,509	812,280	26,321,116	(5,456,287)
Distributions to shareholders from:
Net investment income:[a]
Class 1	(350,828)	(2,119,738)	(3,177,590)	(3,665,154)	(2,869,400)	(4,426,633)
Class 2	(921)	(7,721)	(8,704,406)	(4,495,007)	(1,134,822)	(372,154)
Net realized gains:
Class 1	—	—	—	—	(8,730,599)	(6,786,420)
Class 2	—	—	—	—	(3,701,357)	(588,470)

Total distributions to shareholders	(351,749)	(2,127,459)	(11,881,996)	(8,160,161)	(16,436,178)	(12,173,677)
Capital share transactions: (Note 2)
Class 1	(21,273,474)	(81,091,795)	(5,481,397)	(20,526,649)	(9,835,164)	(39,872,739)
Class 2	41,045	(473,226)	64,983,239	160,033,068	59,760,784	55,095,055

Total capital share transactions	(21,232,429)	(81,565,021)	59,501,842	139,506,419	49,925,620	15,222,316
Net increase (decrease) in net assets	(21,232,429)	(81,565,021)	107,743,355	132,158,538	59,810,558	(2,407,648)
Net assets:
Beginning of period	120,297,763	201,862,784	362,107,439	229,948,901	356,759,597	359,167,245

End of period	$99,065,334	$120,297,763	$469,850,794	$362,107,439	$416,570,155	$356,759,597

Undistributed net investment income included in net assets:
End of period	$—	$—	$6,820,970	$13,858,989	$2,337,125	$4,002,858

[a]	For the Franklin Money Market Fund, distributions were decreased by net realized losses of $444 from security transactions for the year ended December 31, 2002

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets (cont.)

for the six months ended June 30, 2003 (unaudited)

and the year ended December 31, 2002

	Franklin Small Cap Fund		Franklin Small Cap Value Securities Fund		Franklin U.S. Government Fund
	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,131,969)	$(1,931,994)	$391,562	$510,537	$10,172,230	$24,218,463
Net realized gain (loss) from investments and foreign currency transactions	(38,801,803)	(80,346,044)	(3,307,217)	(1,240,229)	3,913,808	3,804,636
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	122,647,318	(129,271,878)	23,413,708	(15,328,688)	(3,082,422)	15,233,412

Net increase (decrease) in net assets resulting from operations	82,713,546	(211,549,916)	20,498,053	(16,058,380)	11,003,616	43,256,511
Distributions to shareholders from:
Net investment income:
Class 1	—	(968,151)	(92,314)	(158,450)	(18,596,320)	(22,736,492)
Class 2	—	(994,005)	(419,082)	(299,301)	(10,519,204)	(3,744,993)
Net realized gains:
Class 1	—	—	—	(959,618)	—	—
Class 2	—	—	—	(2,093,611)	—	—

Total distributions to shareholders	—	(1,962,156)	(511,396)	(3,510,980)	(29,115,524)	(26,481,485)
Capital share transactions: (Note 2)
Class 1	(14,895,796)	(25,542,310)	(1,548,175)	1,083,853	(11,995,622)	(23,721,662)
Class 2	106,778,437	150,999,228	55,182,069	105,621,633	79,171,722	110,675,553

Total capital share transactions	91,882,641	125,456,918	53,633,894	106,705,486	67,176,100	86,953,891
Net increase (decrease) in net assets	174,596,187	(88,055,154)	73,620,551	87,136,126	49,064,192	103,728,917
Net assets:
Beginning of period	580,301,676	668,356,830	154,021,977	66,885,851	519,538,189	415,809,272

End of period	$754,897,863	$580,301,676	$227,642,528	$154,021,977	$568,602,381	$519,538,189

Undistributed net investment income included in net assets:
End of period	$(1,131,969)	$—	$389,320	$509,154	$7,032,233	$25,975,527

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets (cont.)

for the six months ended June 30, 2003 (unaudited)

and the year ended December 31, 2002

	Franklin Zero Coupon Fund - 2005		Franklin Zero Coupon Fund - 2010		Mutual Discovery Securities Fund
	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income	$1,969,159	$3,638,913	$1,825,657	$3,095,573	$2,039,439	$2,519,236
Net realized gain (loss) from investments, written options, securities sold short and foreign currency transactions	2,058	257,652	43,725	(432,337)	(3,243,440)	(7,689,144)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(311,792)	1,993,444	3,032,848	7,466,700	18,519,713	(10,098,519)

Net increase (decrease) in net assets resulting from operations	1,659,425	5,890,009	4,902,230	10,129,936	17,315,712	(15,268,427)
Distributions to shareholders from:
Net investment income:
Class 1	(3,640,052)	(3,567,547)	(3,089,057)	(3,019,579)	(2,214,822)	(2,341,069)
Class 2	—	—	(3,871)	—	(1,329,275)	(221,015)
Net realized gains:
Class 1	(256,386)	(432,090)	—	(2,117,685)	—	(2,749,123)
Class 2	—	—	—	—	—	(269,767)

Total distributions to shareholders	(3,896,438)	(3,999,637)	(3,092,928)	(5,137,264)	(3,544,097)	(5,580,974)
Capital share transactions: (Note 2)
Class 1	8,700,387	8,928,215	9,338,894	12,494,918	(10,422,423)	(24,189,253)
Class 2	—	—	1,769,177	—	33,700,713	34,081,590

Total capital share transactions	8,700,387	8,928,215	11,108,071	12,494,918	23,278,290	9,892,337
Net increase (decrease) in net assets	6,463,374	10,818,587	12,917,373	17,487,590	37,049,905	(10,957,064)
Net assets:
Beginning of period	71,051,349	60,232,762	68,489,213	51,001,623	159,251,165	170,208,229

End of period	$77,514,723	$71,051,349	$81,406,586	$68,489,213	$196,301,070	$159,251,165

Undistributed net investment income included in net assets:
End of period	$1,969,068	$3,639,961	$1,828,053	$3,095,324	$1,391,389	$2,896,047

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets (cont.)

for the six months ended June 30, 2003 (unaudited)

and the year ended December 31, 2002

	Mutual Shares Securities Fund		Templeton Developing Markets Securities Fund		Templeton Foreign Securities Fund
	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income	$8,622,555	$11,074,067	$5,551,625	$4,455,928	$11,813,851	$14,225,614
Net realized gain (loss) from investments, written options, securities sold short and foreign currency transactions	(9,377,440)	(37,295,738)	(1,791,953)	(9,268,738)	(30,358,204)	(89,762,160)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	105,643,076	(74,747,568)	41,078,247	6,877,309	76,883,642	(61,179,717)

Net increase (decrease) in net assets resulting from operations	104,888,191	(100,969,239)	44,837,919	2,064,499	58,339,289	(136,716,263)
Distributions to shareholders from:
Net investment income:
Class 1	(3,290,885)	(3,339,385)	(3,521,009)	(3,878,945)	(7,698,069)	(8,763,684)
Class 2	(9,026,103)	(3,698,558)	(1,092,998)	(1,149,535)	(6,848,227)	(4,308,628)
Net realized gains:
Class 1	—	(7,639,415)	—	—	—	—
Class 2	—	(9,170,486)	—	—	—	—

Total distributions to shareholders	(12,316,988)	(23,847,844)	(4,614,007)	(5,028,480)	(14,546,296)	(13,072,312)
Capital share transactions: (Note 2)
Class 1	(23,791,658)	(56,246,676)	(4,314,222)	(12,115,583)	(17,074,294)	(64,156,384)
Class 2	243,870,163	397,772,006	(259,700)	17,115,195	74,112,647	120,399,514

Total capital share transactions	220,078,505	341,525,330	(4,573,922)	4,999,612	57,038,353	56,243,130
Net increase (decrease) in net assets	312,649,708	216,708,247	35,649,990	2,035,631	100,831,346	(93,545,445)
Net assets:
Beginning of period	878,665,470	661,957,223	306,405,350	304,369,719	697,179,452	790,724,897

End of period	$1,191,315,178	$878,665,470	$342,055,340	$306,405,350	$798,010,798	$697,179,452

Undistributed net investment income included in net assets:
End of period	$6,800,794	$10,495,227	$4,069,371	$3,131,753	$11,744,784	$14,477,229

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements (continued)

Statements of Changes in Net Assets (cont.)

for the six months ended June 30, 2003 (unaudited)

and the year ended December 31, 2002

	Templeton Global Asset Allocation Fund		Templeton Global Income Securities Fund		Templeton Growth Securities Fund
	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Increase (decrease) in net assets:
Operations:
Net investment income	$7,862,846	$12,861,961	$1,277,591	$2,843,587	$11,590,062	$16,151,877
Net realized gain (loss) from investments and foreign currency transactions	(48,516,414)	3,691,354	1,232,607	1,188,208	(23,596,434)	(59,721,285)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	93,167,417	(38,051,023)	4,924,287	7,043,474	99,869,277	(148,198,002)

Net increase (decrease) in net assets resulting from operations	52,513,849	(21,497,708)	7,434,485	11,075,269	87,862,905	(191,767,410)
Distributions to shareholders from:
Net investment income:
Class 1	(12,872,007)	(9,120,690)	(3,980,291)	(721,350)	(11,363,488)	(20,070,527)
Class 2	(1,147,201)	(750,622)	(323,749)	(15,678)	(4,553,762)	(3,259,082)
Net realized gains:
Class 1	—	—	—	—	—	(18,428,918)
Class 2	—	—	—	—	—	(3,204,573)

Total distributions to shareholders	(14,019,208)	(9,871,312)	(4,304,040)	(737,028)	(15,917,250)	(44,963,100)
Capital share transactions: (Note 2)
Class 1	2,354,991	(46,847,936)	(644,175)	(23,182,049)	(41,197,598)	(102,174,647)
Class 2	1,461,694	3,566,120	2,234,214	518,247	84,776,559	113,847,109

Total capital share transactions	3,816,685	(43,281,816)	1,590,039	(22,663,802)	43,578,961	11,672,462
Net increase (decrease) in net assets	42,311,326	(74,650,836)	4,720,484	(12,325,561)	115,524,616	(225,058,048)
Net assets:
Beginning of period	465,396,770	540,047,606	52,740,915	65,066,476	855,591,925	1,080,649,973

End of period	$507,708,096	$465,396,770	$57,461,399	$52,740,915	$971,116,541	$855,591,925

Undistributed net investment income included in net assets:
End of period	$6,702,362	$12,858,724	$719,410	$3,745,859	$11,580,331	$15,907,519

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two series (the Funds). All funds included in this report are diversified except the Franklin Small Cap Value Securities Fund and the Templeton Global Income Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2003, over 55% of the total Trust shares were sold through one insurance company. The Funds included in this report and their investment objectives are:

Capital Growth	Growth and Income	Current Income	Capital Preservation and Income	Total Return
Franklin Aggressive Growth Securities Fund	Franklin Global Communications Securities Fund	Franklin High Income Fund	Franklin Money Market Fund	Franklin Small Cap Value Securities Fund

Franklin Large Cap Growth Securities Fund	Franklin Growth and Income Securities Fund	Franklin U.S. Government Fund		Templeton Global Asset Allocation Fund

Franklin Small Cap Fund	Franklin Income Securities Fund	Franklin Zero Coupon Fund - 2005

Mutual Discovery Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund - 2010

Templeton Developing Markets Securities Fund	Franklin Rising Dividends Securities Fund	Templeton Global Income Securities Fund

Templeton Foreign Securities Fund	Mutual Shares Securities Fund

Templeton Growth Securities Fund

On April 4, 2003, the Franklin S&P 500 Index Fund was liquidated.

The following summarizes the Funds’ significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost, which approximates value.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Repurchase Agreements

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2003, all repurchase agreements held by the funds had been entered into on that date.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Securities Purchased on a TBA Basis

The Franklin Income Securities Fund and the Franklin U.S. Government Fund may purchase securities on a to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

f. Foreign Currency Contracts

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and each fund’s equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

g. Synthetic Equity Swaps

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Options

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

i. Securities Sold Short

The Mutual Discovery Securities Fund and Mutual Shares Securities Fund are engaged in selling securities short, which obligate the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

j. Securities Lending

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may loan securities to certain brokers for which they receive collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

k. Mortgage Dollar Rolls

The Franklin Income Securities Fund and the Franklin U.S. Government Fund enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the funds and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the funds. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

l. Income Taxes

No provision has been made for income taxes because each fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

m. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the funds. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

m. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

For the Franklin Money Market Fund, net investment income, other than class specific expenses, is allocated daily to each class of shares based on the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily based upon the relative proportion of net assets of each class.

n. Deferred Taxes

Deferred taxes are recorded for estimated tax liabilities inherent in each Fund’s portfolio securities which may arise from subsequent sales of those securities and corresponding asset repatriations from countries that impose such taxes.

o. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

p. Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each fund are indicated below. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

Class 1	Class 1 & Class 2
Franklin Zero Coupon Fund – 2005	Franklin Aggressive Growth Securities Fund
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Money Market Fund
Franklin Real Estate Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund – 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

At June 30, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds’ shares were as follows:

	Franklin Aggressive Growth Securities Fund		Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 Shares:
Period ended June 30, 2003
Shares sold	241,500	$991,192	115,898	$583,971	2,302,040	$27,511,706
Shares issued in reinvestment of distributions	—	—	230,148	1,238,199	1,175,936	14,899,120
Shares redeemed	(282,028)	(1,124,917)	(3,441,811)	(16,122,377)	(4,240,915)	(49,128,372)

Net increase (decrease)	(40,528)	$(133,725)	(3,095,765)	$(14,300,207)	(762,939)	$(6,717,546)

Year ended December 31, 2002
Shares sold	312,751	$1,490,797	307,366	$1,672,275	545,381	$8,254,474
Shares issued on merger[a]	—	—	—	—	1,625,533	25,081,974
Shares issued in reinvestment of distributions	—	—	320,767	1,655,159	3,683,207	51,122,918
Shares redeemed	(454,102)	(2,054,752)	(10,514,281)	(54,974,193)	(9,675,660)	(129,627,911)

Net increase (decrease)	(141,351)	$(563,955)	(9,886,148)	$(51,646,759)	(3,821,539)	$(45,168,545)

Class 2 Shares:
Period ended June 30, 2003
Shares sold	—	$—	450,048	$2,152,559	2,699,176	$31,560,109
Shares issued in reinvestment of distributions	—	—	5,672	30,287	172,808	2,173,929
Shares redeemed	(14)	(57)	(91,638)	(437,677)	(262,356)	(2,972,428)

Net increase (decrease)	(14)	$(57)	364,082	$1,745,169	2,609,628	$30,761,610

Year ended December 31, 2002
Shares sold	—	$—	308,075	$1,482,602	2,734,254	$36,986,172
Shares issued on merger[a]	—	—	—	—	429,930	6,599,428
Shares issued in reinvestment of distributions	—	—	953	4,896	173,113	2,388,954
Shares redeemed	—	—	(24,284)	(123,870)	(844,623)	(12,003,462)

Net increase (decrease)	—	$—	284,744	$1,363,628	2,492,674	$33,971,092

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

2.	SHARES OF BENEFICIAL INTEREST (cont.)

	Franklin High Income Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 Shares:
Period ended June 30, 2003
Shares sold	3,873,595	$23,505,542	4,214,798	$49,522,042	261,184	$3,103,174
Shares issued in reinvestment of distributions	1,828,784	11,192,157	2,030,075	25,944,366	105,567	1,331,195
Shares redeemed	(5,311,951)	(32,085,322)	(3,401,086)	(40,726,660)	(1,684,361)	(18,888,489)

Net increase (decrease)	390,428	$2,612,377	2,843,787	$34,739,748	(1,317,610)	$(14,454,120)

Year ended December 31, 2002
Shares sold	8,163,015	$51,125,305	508,864	$6,691,697	1,297,340	$17,726,425
Shares issued in reinvestment of distributions	3,333,442	19,700,643	4,663,330	55,726,791	149,735	1,919,600
Shares redeemed	(12,198,620)	(78,096,652)	(8,642,050)	(103,867,919)	(6,261,147)	(77,919,990)

Net increase (decrease)	(702,163)	$(7,270,704)	(3,469,856)	$(41,449,431)	(4,814,072)	$(58,273,965)

Class 2 Shares:
Period ended June 30, 2003
Shares sold	3,436,893	$20,775,374	13,743,097	$166,067,522	2,681,600	$30,527,492
Shares issued in reinvestment of distributions	338,268	2,049,901	985,409	12,475,273	34,169	427,106
Shares redeemed	(968,783)	(5,823,345)	(288,860)	(3,435,470)	(283,482)	(3,168,084)

Net increase (decrease)	2,806,378	$17,001,930	14,439,646	$175,107,325	2,432,287	$27,786,514

Year ended December 31, 2002
Shares sold	2,136,319	$13,142,002	5,631,345	$63,504,458	3,035,459	$36,852,947
Shares issued in reinvestment of distributions	57,938	340,095	174,883	2,074,113	7,597	96,711
Shares redeemed	(1,003,347)	(6,613,653)	(347,804)	(4,043,116)	(656,684)	(8,687,132)

Net increase (decrease)	1,190,910	$6,868,444	5,458,424	$61,535,455	2,386,372	$28,262,526

	Franklin Money Market Fund		Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 Shares:
Period ended June 30, 2003
Shares sold	—	$—	48,398	$916,804	134,096	$1,876,267
Shares issued in reinvestment of distributions	350,813	350,813	159,198	3,177,590	820,948	11,599,999
Shares redeemed	(21,624,287)	(21,624,287)	(515,496)	(9,575,791)	(1,748,850)	(23,311,430)

Net increase (decrease)	(21,273,474)	$(21,273,474)	(307,900)	$(5,481,397)	(793,806)	$(9,835,164)

Year ended December 31, 2002
Shares sold	25,235,589	$25,235,589	378,683	$7,219,909	1,165,077	$17,506,981
Shares issued in reinvestment of distributions	2,119,892	2,119,892	187,668	3,665,154	741,604	11,213,053
Shares redeemed	(108,447,276)	(108,447,276)	(1,698,569)	(31,411,712)	(4,810,513)	(68,592,773)

Net increase (decrease)	(81,091,795)	$(81,091,795)	(1,132,218)	$(20,526,649)	(2,903,832)	$(39,872,739)

Class 2 Shares:
Period ended June 30, 2003
Shares sold	143,990	$143,990	3,346,610	$62,616,716	4,123,278	$55,481,518
Shares issued in reinvestment of distributions	921	921	440,506	8,704,406	345,935	4,836,179
Shares redeemed	(103,866)	(103,866)	(347,978)	(6,337,883)	(42,366)	(556,913)

Net increase (decrease)	41,045	$41,045	3,439,138	$64,983,239	4,426,847	$59,760,784

Year ended December 31, 2002
Shares sold	341,277	$341,277	9,199,579	$170,461,629	4,272,940	$59,907,271
Shares issued in reinvestment of distributions	7,721	7,721	232,180	4,495,007	64,042	960,624
Shares redeemed	(822,224)	(822,224)	(824,400)	(14,923,568)	(425,107)	(5,772,840)

Net increase (decrease)	(473,226)	$(473,226)	8,607,359	$160,033,068	3,911,875	$55,095,055

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

	Franklin Small Cap Fund		Franklin Small Cap Value Securities Fund		Franklin U.S. Government Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 Shares:
Period ended June 30, 2003
Shares sold	212,003	$2,834,481	106,287	$1,037,649	286,302	$3,851,879
Shares issued on merger (Note 10)	131,849	1,739,071	—	—	—	—
Shares issued in reinvestment of distributions	—	—	8,652	92,314	1,410,950	18,596,320
Shares redeemed	(1,506,350)	(19,469,348)	(288,856)	(2,678,138)	(2,510,550)	(34,443,821)

Net increase (decrease)	(1,162,498)	$(14,895,796)	(173,917)	$(1,548,175)	(813,298)	$(11,995,622)

Year ended December 31, 2002
Shares sold	1,153,418	$18,182,473	1,067,913	$12,265,267	2,108,070	$27,924,326
Shares issued on merger[b]	1,202,758	20,098,091	—	—	—	—
Shares issued in reinvestment of distributions	63,569	968,152	97,904	1,118,068	1,762,519	22,736,492
Shares redeemed	(4,419,152)	(64,791,026)	(1,177,077)	(12,299,482)	(5,568,427)	(74,382,480)

Net increase (decrease)	(1,999,407)	$(25,542,310)	(11,260)	$1,083,853	(1,697,838)	$(23,721,662)

Class 2 Shares:
Period ended June 30, 2003
Shares sold	10,121,198	$131,742,803	7,000,470	$66,943,988	6,005,647	$81,548,222
Shares issued on merger (Note 10)	986,724	12,916,332	—	—	—	—
Shares issued in reinvestment of distributions	—	—	39,648	419,082	806,069	10,519,204
Shares redeemed	(2,934,667)	(37,880,698)	(1,214,146)	(12,181,001)	(945,162)	(12,895,704)

Net increase (decrease)	8,173,255	$106,778,437	5,825,972	$55,182,069	5,866,554	$79,171,722

Year ended December 31, 2002
Shares sold	23,004,447	$326,745,200	10,964,657	$116,028,421	9,927,016	$131,615,360
Shares issued on merger[b]	36,720	609,184	—	—	—	—
Shares issued in reinvestment of distributions	65,654	994,005	211,202	2,392,912	292,349	3,744,993
Shares redeemed	(12,868,867)	(177,349,161)	(1,285,701)	(12,799,700)	(1,859,896)	(24,684,800)

Net increase (decrease)	10,237,954	$150,999,228	9,890,158	$105,621,633	8,359,469	$110,675,553

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

	Franklin Zero Coupon Fund - 2005		Franklin Zero Coupon Fund - 2010		Mutual Discovery Securities Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 Shares:
Period ended June 30, 2003
Shares sold	560,781	$9,223,861	906,366	$15,395,526	50,273	$550,282
Shares issued in reinvestment of distributions	243,985	3,896,438	180,120	3,089,057	183,955	2,214,822
Shares redeemed	(266,905)	(4,419,912)	(538,843)	(9,145,689)	(1,181,012)	(13,187,527)

Net increase (decrease)	537,861	$8,700,387	547,643	$9,338,894	(946,784)	$(10,422,423)

Year ended December 31, 2002
Shares sold	950,914	$15,344,598	2,523,146	$40,144,293	500,372	$6,299,567
Shares issued in reinvestment of distributions	258,041	3,999,637	347,582	5,137,264	403,663	5,090,192
Shares redeemed	(645,333)	(10,416,020)	(2,073,783)	(32,786,639)	(2,970,808)	(35,579,012)

Net increase (decrease)	563,622	$8,928,215	796,945	$12,494,918	(2,066,773)	$(24,189,253)

Class 2 Shares:
Period ended June 30, 2003[d]
Shares sold			115,100	$1,971,737	3,043,239	$33,952,811
Shares issued in reinvestment of distributions			226	3,871	111,330	1,329,275
Shares redeemed			(11,786)	(206,431)	(139,550)	(1,581,373)

Net increase (decrease)			103,540	$1,769,177	3,015,019	$33,700,713

Year ended December 31, 2002
Shares sold					8,904,270	$107,444,507
Shares issued in reinvestment of distributions					39,168	490,782
Shares redeemed					(6,003,911)	(73,853,699)

Net increase (decrease)					2,939,527	$34,081,590

	Mutual Shares Securities Fund		Templeton Developing Markets Securities Fund		Templeton Foreign Securities Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 Shares:
Period ended June 30, 2003
Shares sold	144,314	$1,760,527	3,704,837	$17,884,760	2,404,219	$22,939,482
Shares issued in reinvestment of distributions	247,994	3,290,886	652,039	3,521,009	745,937	7,698,069
Shares redeemed	(2,362,169)	(28,843,071)	(5,390,924)	(25,719,991)	(5,046,434)	(47,711,845)

Net increase (decrease)	(1,969,861)	$(23,791,658)	(1,034,048)	$(4,314,222)	(1,896,278)	$(17,074,294)

Year ended December 31, 2002
Shares sold	1,104,143	$15,457,891	20,100,040	$96,134,388	16,717,042	$179,100,108
Shares issued on merger[c]	—	—	—	—	1,133,785	13,775,492
Shares issued in reinvestment of distributions	805,488	10,978,800	751,734	3,878,945	754,190	8,763,684
Shares redeemed	(6,372,892)	(82,683,367)	(23,322,593)	(112,128,916)	(24,542,240)	(265,795,668)

Net increase (decrease)	(4,463,261)	$(56,246,676)	(2,470,819)	$(12,115,583)	(5,937,223)	$(64,156,384)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

	Mutual Shares Securities Fund		Templeton Developing Markets Securities Fund		Templeton Foreign Securities Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 2 Shares:
Period ended June 30, 2003
Shares sold	22,901,509	$282,144,501	15,576,380	$74,420,750	45,033,582	$417,280,755
Shares issued in reinvestment of distributions	684,314	9,026,103	198,398	1,092,998	669,785	6,848,227
Shares redeemed	(3,794,956)	(47,300,441)	(15,788,263)	(75,773,448)	(37,674,703)	(350,016,335)

Net increase (decrease)	19,790,867	$243,870,163	(13,485)	$(259,700)	8,028,664	$74,112,647

Year ended December 31, 2002
Shares sold	36,489,325	$472,129,169	65,809,894	$323,925,644	160,323,831	$1,703,285,592
Shares issued on merger[c]	—	—	—	—	1,702,025	20,475,362
Shares issued in reinvestment of distributions	948,345	12,869,044	223,645	1,149,535	374,013	4,308,628
Shares redeemed	(7,102,935)	(87,226,207)	(62,244,002)	(307,959,984)	(149,780,718)	(1,607,670,068)

Net increase (decrease)	30,334,735	$397,772,006	3,789,537	$17,115,195	12,619,151	$120,399,514

	Templeton Global Asset Allocation Fund		Templeton Global Income Securities Fund		Templeton Growth Securities Fund
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 Shares:
Period ended June 30, 2003
Shares sold	856,848	$12,614,468	75,359	$1,102,401	563,803	$4,929,832
Shares issued in reinvestment of distributions	795,550	12,872,007	271,137	3,980,291	1,181,236	11,363,488
Shares redeemed	(1,565,412)	(23,131,484)	(390,477)	(5,726,867)	(6,645,712)	(57,490,918)

Net increase (decrease)	86,986	$2,354,991	(43,981)	$(644,175)	(4,900,673)	$(41,197,598)

Year ended December 31, 2002
Shares sold	526,225	$7,952,010	256,364	$3,077,773	27,335,041	$291,949,245
Shares issued in reinvestment of distributions	578,357	9,120,690	60,012	721,350	3,694,764	38,499,445
Shares redeemed	(4,250,902)	(63,920,636)	(2,210,800)	(26,981,172)	(41,405,187)	(432,623,337)

Net increase (decrease)	(3,146,320)	$(46,847,936)	(1,894,424)	$(23,182,049)	(10,375,382)	$(102,174,647)

Class 2 Shares:
Period ended June 30, 2003
Shares sold	477,426	$7,269,652	179,094	$2,576,207	12,752,418	$109,902,976
Shares issued in reinvestment of distributions	71,299	1,147,201	22,205	323,749	477,334	4,553,762
Shares redeemed	(460,253)	(6,955,159)	(46,782)	(665,742)	(3,454,748)	(29,680,179)

Net increase (decrease)	88,472	$1,461,694	154,517	$2,234,214	9,775,004	$84,776,559

Year ended December 31, 2002
Shares sold	2,038,410	$29,793,094	54,900	$671,632	21,239,772	$207,175,310
Shares issued in reinvestment of distributions	47,872	750,622	1,310	15,678	624,508	6,463,655
Shares redeemed	(1,859,712)	(26,977,596)	(13,677)	(169,063)	(10,095,406)	(99,791,856)

Net increase (decrease)	226,570	$3,566,120	42,533	$518,247	11,768,874	$113,847,109

[a]	On May 1, 2002, the Franklin Growth and Income Securities Fund acquired the net assets of the Franklin Natural Resources Securities Fund in a taxable exchange pursuant to a plan of reorganization approved by the Franklin Natural Resources Securities Fund shareholders.
[b]	On May 1, 2002, the Franklin Small Cap Fund acquired the net assets of the Franklin Global Health Care Securities Fund in a taxable exchange pursuant to a plan of reorganization approved by the Franklin Global Health Care Securities Fund shareholders.
[c]	On May 1, 2002, the Templeton Foreign Securities Fund acquired the net assets of the Templeton International Smaller Companies Fund in a taxable exchange pursuant to a plan of reorganization approved by the Templeton International Smaller Companies Fund shareholders.
[d]	For the Franklin Zero Coupon Fund - 2010 - Class 2, for the period May 12, 2003 (effective date) to June 30, 2003.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Mutual Advisers LLC (Franklin Mutual)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Franklin Global Communications Securities Fund, the Franklin Growth and Income Securities Fund, the Franklin High Income Fund, the Franklin Income Securities Fund, the Franklin Money Market Fund, the Franklin Real Estate Fund, the Franklin U.S. Government Fund, the Franklin Zero Coupon Fund - 2005, the Franklin Zero Coupon Fund - 2010, and the Templeton Global Income Securities Fund pay an investment management fee to Advisers based on the average net assets of the funds, as follows:

Annualized Fee Rate	Daily Net Assets
.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Templeton Foreign Securities Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate	Daily Net Assets
.75%	First $200 million
.675%	Over $200 million, up to and including $1.3 billion
.60%	Over $1.3 billion

The Franklin Aggressive Growth Securities Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

Annualized Fee Rate	Daily Net Assets
.50%	First $500 million
.40%	Over $500 million, up to and including $1 billion
.35%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Small Cap Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

Annualized Fee Rate	Daily Net Assets
.55%	First $500 million
.45%	Over $500 million, up to and including $1 billion
.40%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Templeton Growth Securities Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

Annualized Fee Rate	Daily Net Assets
1.00%	First $100 million
.90%	Over $100 million, up to and including $250 million
.80%	Over $250 million, up to and including $500 million
.75%	Over $500 million

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Templeton Growth Securities Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Franklin Large Cap Growth Securities Fund and the Franklin Rising Dividends Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate	Daily Net Assets
.75%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.50%	Over $1 billion

The Franklin Small Cap Value Securities Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

Annualized Fee Rate	Daily Net Assets
.60%	First $200 million
.50%	Over $200 million, up to and including $1.3 billion
.40%	Over $1.3 billion

The Templeton Global Asset Allocation Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate	Daily Net Assets
.65%	First $200 million
.585%	Over $200 million, up to and including $1.3 billion
.52%	Over $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TIC fees based on the average daily net assets of the Fund.

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and ..60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Aggressive Growth Securities Fund, the Franklin Small Cap Fund, the Franklin Small Cap Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Developing Markets Securities Fund, the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. The fee is paid by each fund’s respective investment manager based on the average daily net assets, and is not an additional expense of the Funds.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Small Cap Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Developing Markets Securities Fund, the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund, pay administrative fees to FT Services based on the average daily net assets of each fund as follows:

Annualized Fee Rate	Daily Net Assets
.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Franklin Aggressive Growth Securities Fund and the Franklin Small Cap Fund pay an administrative fee to FT Services of .20% and .25%, respectively, per year of the average daily net assets of each fund.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2, for costs incurred in marketing the Funds’ shares. No payments were made by the Franklin Zero Coupon Fund – 2005, for the period ended June 30, 2003.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds.

4. INCOME TAXES

At December 31, 2002, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

	Franklin Aggressive Growth Securities Fund	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Fund	Franklin Income Securities Fund
Capital loss carryovers expiring in:
2007	$—	$—	$—	$2,294,320	$—
2008	596,259	—	—	26,944,467	—
2009	7,013,264	156,814,955	—	14,152,532	—
2010	1,650,322	108,979,162	16,950,178	46,366,314	9,035,077

	$9,259,845	$265,794,117	$16,950,178	$89,757,633	$9,035,077

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Small Cap Fund	Franklin Small Cap Value Securities Fund
Capital loss carryovers expiring in:
2006	$—	$371	$—	$—	$—
2008	—	486	1,350,977	11,665,898	—
2009	8,952,191	—	—	23,790,865	—
2010	39,271,476	444	—	89,640,011	968,401

	$48,223,667	$1,301	$1,350,977	$125,096,774	$968,401

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

	Franklin U.S. Government Fund	Franklin Zero Coupon Fund - 2010	Mutual Discovery Securities Fund	Mutual Shares Securities Fund	Templeton Developing Markets Securities Fund
Capital loss carryovers expiring in:
2003	$826,481	$—	$—	$—	$—
2005	169,754	—	—	—	—
2006	—	—	—	—	37,259,962
2007	—	—	—	—	91,657,992
2008	5,752,213	—	—	—	—
2009	—	—	—	—	62,323,035
2010	—	274,229	6,699,672	33,868,516	24,165,498

	$6,748,448	$274,229	$6,699,672	$33,868,516	$215,406,487

	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Income Securities Fund	Templeton Growth Securities Fund
Capital loss carryovers expiring in:
2003	$—	$—	$1,605,323	$—
2007	—	—	5,870,061	—
2008	—	—	2,370,518	—
2009	25,468,205	5,082,133	1,649,033	—
2010	54,671,097	443,666	177,730	52,333,376

	$80,139,302	$5,525,799	$11,672,665	$52,333,376

At December 31, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Franklin Growth and Income Securities Fund	Franklin High Income Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Small Cap Fund
$2,018,607	$11,679,495	$7,629,913	$2,638,079	$1,879,520

Franklin Small Cap Value Securities Fund	Franklin U.S. Government Fund	Mutual Discovery Securities Fund	Mutual Shares Securities Fund	Templeton Developing Markets Securities Fund
$312,657	$351,305	$3,691,853	$8,980,840	$1,289,564

Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Growth Securities Fund
$35,348,694	$352,081	$8,457,744

At December 31, 2002, the following funds had deferred currency losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Franklin Global Communications Securities Fund	Franklin Income Securities Fund	Franklin Small Cap Fund	Templeton Developing Markets Securities Fund
$31,830	$439	$247	$121,846

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, paydown losses, mortgage dollar rolls, and bond discounts and premiums.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, mortgage dollar rolls, paydown losses, bond discounts and premiums, payment-in-kind bonds, and financial futures transactions.

At June 30, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

	Franklin Aggressive Growth Securities Fund	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Fund	Franklin Income Securities Fund
Cost of investments	$5,155,226	$139,245,405	$489,780,391	$188,508,370	$779,649,118

Unrealized appreciation	$684,870	$16,112,133	$64,878,845	$10,206,338	$96,570,713
Unrealized depreciation	(275,088)	(14,589,518)	(14,519,174)	(48,178,627)	(102,423,665)

Net unrealized appreciation (depreciation)	$409,782	$1,522,615	$50,359,671	$(37,972,289)	$(5,852,952)

	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Fund
Cost of investments	$227,444,264	$99,199,263	$390,906,569	$304,709,698	$718,157,446

Unrealized appreciation	$30,546,249	$—	$82,422,900	$118,877,694	$114,126,136
Unrealized depreciation	(13,246,107)	—	(7,915,697)	(6,158,105)	(71,667,962)

Net unrealized appreciation (depreciation)	$17,300,142	$—	$74,507,203	$112,719,589	$42,458,174

	Franklin Small Cap Value Securities Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund - 2005	Franklin Zero Coupon Fund - 2010	Mutual Discovery Securities Fund
Cost of investments	$218,290,104	$569,248,840	$69,418,432	$64,273,564	$175,847,248

Unrealized appreciation	$24,486,266	$22,873,922	$8,059,236	$15,494,169	$29,301,757
Unrealized depreciation	(11,252,286)	(368,251)	—	—	(9,029,375)

Net unrealized appreciation (depreciation)	$13,233,980	$22,505,671	$8,059,236	$15,494,169	$20,272,382

	Mutual Shares Securities Fund	Templeton Developing Markets Securities Fund	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Income Securities Fund
Cost of investments	$1,089,603,921	$324,144,362	$810,381,385	$470,573,286	$47,408,625

Unrealized appreciation	$132,418,065	$45,363,177	$92,229,393	$76,231,763	$8,861,530
Unrealized depreciation	(38,583,332)	(26,742,862)	(118,453,403)	(49,463,308)	(48,960)

Net unrealized appreciation (depreciation)	$93,834,733	$18,620,315	$(26,224,010)	$26,768,455	$8,812,570

Templeton Growth Securities Fund
Cost of investments	$1,022,420,959

Unrealized appreciation	$89,317,209
Unrealized depreciation	(149,504,315)

Net unrealized appreciation (depreciation)	$(60,187,106)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2003 were as follows:

	Franklin Aggressive Growth Securities Fund	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Fund	Franklin Income Securities Fund
Purchases	$2,331,350	$48,773,197	$116,335,093	$56,298,535	$300,572,855
Sales	$2,483,698	$53,895,256	$107,186,523	$39,583,157	$111,201,019

	Franklin Large Cap Growth Securities Fund	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Fund	Franklin Small Cap Value Securities Fund
Purchases	$49,588,013	$87,612,550	$42,241,971	$141,140,417	$58,715,229
Sales	$38,098,361	$44,610,814	$12,129,719	$90,014,890	$8,679,464

	Franklin U.S. Government Fund	Franklin Zero Coupon Fund - 2005	Franklin Zero Coupon Fund - 2010	Mutual Discovery Securities Fund	Mutual Shares Securities Fund
Purchases	$329,849,895	$5,144,415	$19,547,212	$38,243,996	$286,945,484
Sales	$270,329,261	$931,485	$12,821,655	$27,235,816	$191,567,524

	Templeton Developing Markets Securities Fund	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Income Securities Fund	Templeton Growth Securities Fund
Purchases	$58,371,866	$98,660,164	$113,571,641	$12,681,427	$129,246,702
Sales	$60,636,626	$62,501,972	$127,017,245	$13,074,017	$176,098,388

Transactions in options written during the period ended June 30, 2003 were as follows:

Mutual Discovery Securities Fund

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2002	10,000	$5,571
Options written	520	22,791
Options expired	(6,246)	(8,336)
Options exercised	(14)	(2,801)
Options closed	(4,213)	(9,458)

Options outstanding at June 30, 2003	47	$7,767

Mutual Shares Securities Fund

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2002	51,300	$31,802
Options written	2,870	132,592
Options expired	(33,730)	(45,223)
Options exercised	(20,075)	(55,241)
Options closed	(98)	(20,039)

Options outstanding at June 30, 2003	267	$43,890

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended June 30, 2003, as follows:

Franklin Aggressive Growth Securities Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Fund	Franklin Small Cap Value Securities Fund	Mutual Shares Securities Fund
$1,931	$66,515	$406,744	$46,082	$61,639

Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund
$369,987	$29,736

7. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS

At June 30, 2003, certain funds have outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at each fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Mutual Discovery Securities Fund

Contracts to Buy			In Exchange For	Settlement Date		Unrealized Gains (Losses)
3,150,000	European Unit	U.S.	$3,398,888	07/28/03	U.S.	$215,180
1,073,800	Swiss Franc		784,337	08/13/03		9,249
1,251,207	Danish Krone		185,583	09/17/03		8,127

		U.S.	$4,368,808		U.S.	$232,556

Contracts to Sell
195,005	Canadian Dollars	U.S.	$144,079	07/21/03	U.S.	$763
67,431,012	Japanese Yen		572,400	07/21/03		10,517
600,806	British Pounds		994,785	07/28/03		5,475
422,815	Swiss Franc		324,298	08/13/03		11,819
8,130,538	European Unit		9,453,945	08/21/03		131,915
1,173,710,653	Korean Won		978,148	09/15/03		2,292
2,628,120	Danish Krone		410,712	09/17/03		5,495
21,607,278	Swedish Krona		2,757,789	09/23/03		70,372
2,059,849	Japanese Yen		242,800,553	09/24/03		31,985
502,264	Norwegian Krone		3,504,909	10/15/03		20,191

		U.S.	$261,941,618			$290,824

	Net unrealized gain on offsetting forward exchange contracts					10,715

	Unrealized gain on forward exchange contracts				U.S.	$534,095

Contracts to Buy
741,290	Swiss Franc	U.S.	$552,690	08/13/03	U.S.	$(4,843)
200,000	Danish Krone		31,012	09/17/03		(175)

		U.S.	$583,702		U.S.	$(5,018)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

7. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (cont.)

Mutual Discovery Securities Fund (cont.)

Contracts to Sell			In Exchange for	Settlement Date		Unrealized Gains (Losses)
6,024,966	Canadian Dollars	U.S.	$4,125,417	07/21/03	U.S.	$(302,552)
3,292,068	British Pounds		5,302,914	07/28/03		(117,930)
11,096,733	European Unit		12,058,934	07/28/03		(672,606)
3,300,686	Swiss Franc		2,416,154	08/13/03		(23,201)
5,769,868	British Pounds		9,410,845	08/19/03		(76,313)
250,000	European Unit		273,000	09/10/03		(13,476)
1,978,208,307	Korean Won		1,636,863	09/15/03		(7,875)
19,981,841	Danish Krone		2,920,242	09/17/03		(160,664)
2,336,704	Norwegian Krone		17,464,731	10/15/03		(65,434)

		U.S.	$55,609,100			$(1,440,051)

	Unrealized loss on forward exchange contracts					(1,445,069)

	Net unrealized loss on forward exchange contracts				U.S.	$(910,974)

Mutual Shares Securities Fund
Contracts to Buy
2,400,000	British Pounds	U.S.	$3,893,371	7/28/03	U.S.	$58,560
6,700,000	European Unit		7,192,494	7/28/03		494,571
8,370,624	Swiss Franc		6,110,353	8/13/03		75,913
500,000	European Unit		549,475	9/10/03		23,478

		U.S.	$17,745,693		U.S.	$652,522

Contracts to Sell
162,286,796	Japanese Yen	U.S.	$1,377,600	7/14/03	U.S.	$25,312
4,282,079	Canadian Dollars		3,176,252	7/21/03		29,194
7,144,200	British Pounds		11,868,500	7/28/03		104,589
1,444,800	European Unit		1,693,753	7/28/03		36,101
880,016	Swiss Franc		668,206	8/13/03		17,835
17,185,129	European Unit		19,974,958	8/21/03		271,430
807,327,295	Japanese Yen		6,850,780	9/24/03		108,003
832,619	European Unit		985,754	9/25/03		32,050
7,714,198	Norwegian Krone		1,088,869	10/15/03		27,842
2,400,000	European Unit		2,742,955	12/29/03		596

		U.S.	$50,427,627			652,952

	Unrealized gain on forward exchange contracts				U.S.	$1,305,474

Contracts to Buy
5,141,850	Swiss Franc	U.S.	$3,834,483	8/13/03	U.S.	$(34,425)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

7. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (cont.)

Mutual Shares Securities Fund (cont.)

Contracts to Sell			In Exchange for	Settlement Date		Unrealized Gains (Losses)
860,235	European Unit	U.S.	$922,688	7/8/03	U.S.	$(64,914)
19,452,419	Canadian Dollars		13,763,195	7/21/03		(533,106)
22,022,011	British Pounds		35,596,106	7/28/03		(669,533)
26,685,848	European Unit		28,992,920	7/28/03		(1,624,372)
13,512,474	Swiss Franc		9,889,112	8/13/03		(97,212)
16,003,072	British Pounds		26,092,570	8/19/03		(220,626)
12,813,816	European Unit		13,929,432	9/10/03		(753,996)
2,597,656	European Unit		2,784,204	9/25/03		(191,221)
82,929,357	Norwegian Krone		11,131,803	10/15/03		(274,485)

		U.S.	$143,102,030			$(4,429,465)

	Unrealized loss on forward exchange contracts					(4,463,890)

	Net unrealized loss on forward exchange contracts				U.S.	$(3,158,416)

8. CREDIT RISK — DEFAULTED SECURITIES AND FLAT BONDS

The Franklin High Income Fund and the Franklin Income Securities Fund have 100% and 35.1%, respectively, of their portfolios invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The funds held defaulted and/or other securities for which the income has been deemed uncollectible. The funds discontinue accruing income on these securities and provide an estimate for losses on interest receivable. At June 30, 2003, the value of these securities for the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund was $6,743,297, $11,591,364, $9,085,022 and $43,380,543, respectively, representing 4.6%, 1.5%, 4.6% and 3.6%, respectively, of the fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

9. RESTRICTED SECURITIES

At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2003, the Funds held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Principal Amount/Shares	Issuer	Acquisition Date	Cost	Value
Franklin High Income Fund
8,000	Poland Telecom Finance, wts., 144A, 12/01/07	11/24/97	$48,000	$—

Franklin Income Securities Fund
$1,860,234	Lone Cypress Co., sub. note, 11.50%, 8/01/09	12/02/99-9/30/00	$1,860,234	$1,960,221

Franklin Small Cap Fund
6,968	3 Ware Inc., pfd., A-1	12/17/02	$65,499	$65,499
41,093	3 Ware Inc., pfd., D	7/28/00	229,176	—

	Total Restricted Securities (.01% net assets)			$65,499

Mutual Discovery Securities Fund
33	International Steel Group	4/10/02	$402,500	$3,052,500
2	International Steel Group, B	4/25/03	185,000	185,000
34,780	Leucadia National Corp.	12/20/02	1,225,995	1,226,482
6,420	Montpelier Re Holdings Ltd.	12/11/01	107,000	192,729
477,000	Nippon Investment LLC	12/28/01	471,035	839,520
40,998	NTL Inc.	9/21/01	2,661,564	1,398,852
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	289,606
667	PG & E Corp, wts., 9/02/06	10/29/02	—	12,690
5,319	Security Capital European Realty	4/08/98	117,746	39,361
10	Torre Mayor Investments, LP	10/28/02	1,000,000	1,000,000
7,796	White Mountains Insurance Group Inc.	6/01/01	1,824,820	2,925,449

	Total Restricted Securities (5.69% of net assets)			$11,162,188

Mutual Shares Securities Fund
161	International Steel Group	4/25/03	$2,008,750	$14,892,500
12	International Steel Group, B	4/10/02	1,110,000	1,110,000
184,830	Leucadia National Corp.	12/20/02	6,515,258	6,517,845
48,840	Montpelier Re Holdings Ltd.	12/11/01	814,000	1,466,177
1,148,000	Nippon Investment LLC	2/14/01	1,133,644	2,020,480
230,177	NTL Inc.	9/21/01	14,993,484	7,853,639
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	2,203,172
1,520	PG & E Corp., wts., 9/02/06	10/29/02	—	28,919
10,441	Security Capital European Realty	4/08/98	231,093	77,263
45,898	White Mountains Insurance Group Inc.	6/01/01	12,114,910	17,223,225

	Total Restricted Securities (4.48% of net assets)			$53,393,220

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited) (continued)

10. MERGER

On May 1, 2003, the Franklin Small Cap Fund acquired the net assets of the Franklin Technology Securities Fund pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
Franklin Technology Securities Fund	$1,739,071	$3.30	527,220	$12,916,332	$3.28	3,942,678
Franklin Small Cap Fund	$158,617,460	$13.19	12,023,169	$483,814,924	$13.09	36,965,893
Franklin Small Cap Fund - post merger	$160,356,531	$13.19	12,155,018	$496,731,256	$13.09	37,952,617

11. OTHER CONSIDERATIONS

Advisers, as the funds’ Manager for the Franklin High Income Fund and Franklin Income Securities Fund, serve as a member of various bondholders’ steering committees, on credit committees, or may represent the funds in certain corporate restructuring negotiations. Currently, Advisers serves in one or more of these capacities for Adelphia Communications Corp., American Cellular Corp., Holt Group Inc., Key3 Media Group Inc., and Magellan Health Services Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the funds’ Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

Franklin Mutual, as the Mutual Discovery Securities Fund and Mutual Shares Securities Fund Manager, and TAML, as the Templeton Developing Markets Securities fund’s Manager, may serve as a member on the board of directors of certain companies in which the funds invests and/or may represent the funds in certain corporate negotiations. Currently, the Managers serve in one or more of these capacities for Lukoil Holdings and Kindred Healthcare Inc. As a result of this involvement, the Managers may be in possession of certain material nonpublic information which, pursuant to the funds’ policies and the requirements of the federal securities laws, could prevent the funds from trading in the securities of such companies for limited or extended periods of time.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Designation (unaudited)

At December 31, 2002, more than 50% of the Mutual Discovery Securities Fund, the Templeton Developing Markets Securities Fund, the Templeton Foreign Securities Fund, the Templeton Global Asset Allocation Fund and the Templeton Growth Securities Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the funds on these investments. As shown in the table below the funds hereby designate to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 19, 2003, to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the funds, to Class 1 and Class 2 shareholders.

Mutual Discovery Securities Fund

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Belgium	0.0002	0.0008	0.0002	0.0007
Canada	0.0017	0.0082	0.0017	0.0079
Cayman Islands	0.0000	0.0003	0.0000	0.0003
Denmark	0.0005	0.0022	0.0005	0.0021
France	0.0023	0.0140	0.0023	0.0135
Germany	0.0001	0.0029	0.0001	0.0028
India	0.0002	0.0007	0.0002	0.0006
Ireland	0.0000	0.0052	0.0000	0.0050
Japan	0.0003	0.0009	0.0003	0.0008
Luxembourg	0.0000	0.0011	0.0000	0.0011
Netherlands	0.0007	0.0035	0.0007	0.0033
Norway	0.0011	0.0049	0.0011	0.0047
South Africa	0.0000	0.0023	0.0000	0.0023
South Korea	0.0005	0.0019	0.0005	0.0018
Spain	0.0017	0.0099	0.0017	0.0096
Sweden	0.0002	0.0039	0.0002	0.0038
Switzerland	0.0008	0.0054	0.0008	0.0052
United Kingdom	0.0041	0.0354	0.0041	0.0341

Total	$0.0144	$0.1035	$0.0144	$0.0996

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Designation (unaudited) (continued)

Templeton Developing Markets Securities Fund

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Austria	0.0008	0.0030	0.0008	0.0027
Brazil	0.0031	0.0128	0.0031	0.0115
China	0.0000	0.0049	0.0000	0.0044
Croatia	0.0000	0.0004	0.0000	0.0004
Czech Republic	0.0004	0.0014	0.0004	0.0013
Egypt	0.0000	0.0017	0.0000	0.0016
Estonia	0.0001	0.0003	0.0001	0.0002
Greece	0.0000	0.0005	0.0000	0.0004
Hong Kong	0.0000	0.0080	0.0000	0.0072
Hungary	0.0003	0.0009	0.0003	0.0008
India	0.0007	0.0032	0.0007	0.0029
Indonesia	0.0018	0.0067	0.0018	0.0060
Malaysia	0.0004	0.0008	0.0004	0.0007
Mexico	0.0000	0.0091	0.0000	0.0081
Peru	0.0000	0.0001	0.0000	0.0001
Philippines	0.0005	0.0010	0.0005	0.0009
Poland	0.0001	0.0003	0.0001	0.0002
Russia	0.0005	0.0022	0.0005	0.0020
Singapore	0.0017	0.0068	0.0017	0.0061
Slovak Republic	0.0001	0.0003	0.0001	0.0003
South Africa	0.0004	0.0251	0.0004	0.0226
South Korea	0.0007	0.0023	0.0007	0.0020
Taiwan	0.0030	0.0049	0.0030	0.0044
Thailand	0.0002	0.0019	0.0002	0.0017
Turkey	0.0004	0.0017	0.0004	0.0015

Total	$0.0152	$0.1003	$0.0152	$0.0900

Templeton Foreign Securities Fund

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0002	0.0116	0.0002	0.0107
Bermuda	0.0000	0.0030	0.0000	0.0028
Brazil	0.0015	0.0090	0.0015	0.0083
Canada	0.0009	0.0046	0.0009	0.0042
Finland	0.0026	0.0127	0.0026	0.0117
France	0.0019	0.0098	0.0019	0.0090
Germany	0.0027	0.0153	0.0027	0.0141
Hong Kong	0.0002	0.0186	0.0002	0.0171
India	0.0001	0.0002	0.0001	0.0002
Italy	0.0022	0.0107	0.0022	0.0099
Japan	0.0013	0.0059	0.0013	0.0055
Mexico	0.0000	0.0040	0.0000	0.0037
Netherlands	0.0035	0.0167	0.0035	0.0154
New Zealand	0.0006	0.0031	0.0006	0.0028
Singapore	0.0005	0.0018	0.0005	0.0016
South Korea	0.0007	0.0030	0.0007	0.0028
Spain	0.0020	0.0095	0.0020	0.0088
Sweden	0.0016	0.0096	0.0016	0.0089
Switzerland	0.0008	0.0040	0.0008	0.0037
Taiwan	0.0003	0.0005	0.0003	0.0004
United Kingdom	0.0066	0.0648	0.0066	0.0597

Total	$0.0302	$0.2184	$0.0302	$0.2013

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Designation (unaudited) (continued)

Templeton Global Asset Allocation Fund

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0069	0.0000	0.0063
Belgium	0.0000	0.0058	0.0000	0.0054
Bermuda	0.0000	0.0046	0.0000	0.0043
Brazil	0.0022	0.0199	0.0022	0.0184
Bulgaria	0.0000	0.0049	0.0000	0.0045
Canada	0.0007	0.0097	0.0007	0.0090
Denmark	0.0000	0.0051	0.0000	0.0047
Finland	0.0013	0.0069	0.0013	0.0064
France	0.0015	0.0242	0.0015	0.0223
Germany	0.0021	0.0389	0.0021	0.0359
Hong Kong	0.0000	0.0101	0.0000	0.0093
Indonesia	0.0009	0.0048	0.0009	0.0044
Italy	0.0019	0.0164	0.0019	0.0151
Japan	0.0014	0.0076	0.0014	0.0070
Mexico	0.0000	0.0199	0.0000	0.0183
Netherlands	0.0027	0.0194	0.0027	0.0179
New Zealand	0.0014	0.0164	0.0014	0.0151
Norway	0.0014	0.0077	0.0014	0.0071
Panama	0.0000	0.0022	0.0000	0.0020
Peru	0.0000	0.0017	0.0000	0.0015
Philippines	0.0000	0.0034	0.0000	0.0032
Russia	0.0000	0.0077	0.0000	0.0071
Singapore	0.0009	0.0031	0.0009	0.0028
South Africa	0.0000	0.0042	0.0000	0.0039
South Korea	0.0013	0.0062	0.0013	0.0058
Spain	0.0009	0.0141	0.0009	0.0130
Sweden	0.0021	0.0235	0.0021	0.0217
Switzerland	0.0006	0.0029	0.0006	0.0027
Turkey	0.0000	0.0018	0.0000	0.0016
United Kingdom	0.0060	0.0864	0.0060	0.0797
Venezuela	0.0000	0.0051	0.0000	0.0047

Total	$0.0293	$0.3915	$0.0293	$0.3611

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Designation (unaudited) (continued)

Templeton Growth Securities Fund

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0031	0.0000	0.0029
Bermuda	0.0000	0.0030	0.0000	0.0028
Brazil	0.0012	0.0054	0.0012	0.0050
Canada	0.0009	0.0039	0.0009	0.0036
China	0.0000	0.0024	0.0000	0.0023
Finland	0.0006	0.0028	0.0006	0.0026
France	0.0004	0.0018	0.0004	0.0017
Germany	0.0022	0.0099	0.0022	0.0093
Hong Kong	0.0000	0.0119	0.0000	0.0111
India	0.0001	0.0002	0.0001	0.0002
Italy	0.0018	0.0083	0.0018	0.0078
Japan	0.0007	0.0031	0.0007	0.0029
Mexico	0.0000	0.0024	0.0000	0.0023
Netherlands	0.0015	0.0066	0.0015	0.0062
New Zealand	0.0004	0.0018	0.0004	0.0017
Singapore	0.0005	0.0017	0.0005	0.0016
South Korea	0.0015	0.0063	0.0015	0.0059
Spain	0.0014	0.0062	0.0014	0.0058
Sweden	0.0016	0.0071	0.0016	0.0066
Switzerland	0.0000	0.0024	0.0000	0.0023
Taiwan	0.0001	0.0002	0.0001	0.0002
United Kingdom	0.0050	0.0505	0.0050	0.0469

Total	$0.0199	$0.1410	$0.0199	$0.1317

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FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

Semiannual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2003 08/03

Printed on recycled paper

Item 2.	Code of Ethics. N/A

Item 3.	Audit Committee Financial Expert. N/A

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 9.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item  10. Exhibits.

(a) N/A

(b)(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(b)(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By /s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 29, 2003

By /s/ KIMBERLEY H. MONASTERIO
Kimberley H. Monasterio
Chief Financial Officer
Date: August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 29, 2003

By /s/ KIMBERLEY H. MONASTERIO
Kimberley H. Monasterio
Chief Financial Officer
Date: August 29, 2003

Exhibit Index

Exhibit Number	Description

99. CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer